                           MONY SERIES FUND, INC.,

                        ENTERPRISE ACCUMULATION TRUST

                                     AND

                           OCC ACCUMULATION TRUST

                             1998 ANNUAL REPORT

                        PRODUCTS:

                        MONY CUSTOM MASTER
                        MONYMASTER
                        MONY CUSTOM EQUITY MASTER
                        MONYEQUITY MASTER
                        VALUEMASTER
                        MONYVESTOR
                        STRATEGIST

--------------------------------------------------------------------------------

                                 ---------LOGO

--------------------------------------------------------------------------------

The historical returns for the Portfolios take into account expenses including investment management fees incurred by the Portfolios, but not other charges imposed by the Variable Accounts. An investor may not invest directly into the MONY Series Fund, Inc. or Enterprise Accumulation Trust Portfolios. Actual returns for the variable product you own would therefore be lower. Of course, past performance does not guarantee future results.

This report is not to be construed as an offering for sale of any contracts participating in the MONY Series Fund, Inc., Enterprise Accumulation Trust or the OCC Accumulation Trust, or as a solicitation as an offer to buy any such contracts unless preceded by or accompanied by the most recent calendar quarter Mony Custom Master, MONYMaster, Mony Custom Equity Master, or MONYEquity Master performance and a current MONY Custom Master, MONYMaster, MONY Custom Equity Master or MONYEquity Master prospectus which contains more complete information of charges and expenses.

The information provided on the ValueMaster, MONYVestor and Strategist are for those contracts that are inforce. These products are no longer available to the general public.

                             MONY SERIES FUND, INC.

Dear Shareholder,

     The financial crisis which threatened world economics and markets during the summer and early fall has eased. Central banks around the world lowered rates and increased liquidity helping to avert the impending financial meltdown. The massive flight to quality, which was both the result of the turmoil and the cause of some of it, has also abated. Markets have stabilized in many countries, and have recovered sharply in others, notably the U.S. However, the world financial system continues to be fragile and subject to shocks as the recent events in Brazil have demonstrated.

     Economic growth is slowing on a worldwide basis. The international market reaction to Brazil has stabilized, but their economic problems remain and significant disappointments (followed by potential unrest in many other South American economies) are possible. Japan is still experiencing weakness and Russia continues to have major problems. The U.S. remains one of the stronger and faster growing economies, and Europe is stable, but slower growth is likely in both in 1999. Inflation remains low with excess capacity in almost everything and commodity prices are weak, especially oil and copper.

     In the U.S., the consumer, buoyed by rising real wages, a good job outlook and the recovering stock market, exhibits rising confidence and a propensity to spend. Manufacturing, on the other hand, suffers from a lack of pricing power, slower revenues, rising wages and excess capacity. While the consumer is spending, generally discounts and sales are required to move merchandise. Spending onY2K remedies will be increasing as the year progresses. All of this puts pressure on corporate earnings, which is the problem that the market was worrying about before the financial crisis began. Earnings are expected to rise about 5 percent for the popular averages, which are influenced by technology and growth stocks, but overall corporate profits may not be as strong.

     On the positive side, interest rates should continue to be low and could decline further. Slower growth, deflationary pressures around the world, a declining Federal deficit and an accommodative or neutral Federal Reserve should keep downward pressure on rates. The question for stock market valuation in 1999 will be whether what the market loses from lower earnings is offset by what it gains from lower rates. As of now, the answer seems to be positive. As long as rates stay low and earnings are stable, the flow of money into equity funds should continue. Valuations are high, though, and parts of the world are still fragile and after four very strong years, it would be understandable if the market paused for breath.

                                            Sincerely,

                                         Levine signature
                                            Chairman

                          THE MONY SERIES FUND, INC.,

                         ENTERPRISE ACCUMULATION TRUST

                                      AND

                             OCC ACCUMULATION TRUST

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
VARIABLE ACCOUNT L
     MONY America (Strategist and MONYEquity Master)
          Statements of Assets and Liabilities as of
         December 31, 1998..................................    5
          Statements of Operations as of December 31,
         1998...............................................    7
          Statements of Changes in Net Assets...............    9
          Notes to Financial Statements.....................   12
          Report of Independent Accountants.................   15
     MONY America (MONY Custom Equity Master)
          Statements of Assets and Liabilities as of
         December 31, 1998..................................   16
          Statements of Operations as of December 31,
         1998...............................................   18
          Statements of Changes in Net Assets...............   20
          Notes to Financial Statements.....................   22
          Report of Independent Accountants.................   25
     MONY (Strategist and MONYEquity Master)
          Statements of Assets and Liabilities as of
         December 31, 1998..................................   26
          Statements of Operations as of December 31,
         1998...............................................   28
          Statements of Changes in Net Assets...............   30
          Notes to Financial Statements.....................   33
          Report of Independent Accountants.................   36
VARIABLE ACCOUNT S
     MONY America (MONYVestor)
          Statements of Assets and Liabilities as of
         December 31, 1998..................................   37
          Statements of Operations as of December 31,
         1998...............................................   38
          Statements of Changes in Net Assets...............   39
          Notes to Financial Statements.....................   40
          Report of Independent Accountants.................   42
     MONY (MONYVestor)
          Statements of Assets and Liabilities as of
         December 31, 1998..................................   43
          Statements of Operations as of December 31,
         1998...............................................   44
          Statements of Changes in Net Assets...............   45
          Notes to Financial Statements.....................   46
          Report of Independent Accountants.................   48
VARIABLE ACCOUNT A
     MONY America (MONYMaster I&II and ValueMaster)
          Statements of Assets and Liabilities as of
         December 31, 1998..................................   49
          Statements of Operations as of December 31,
         1998...............................................   52
          Statements of Changes in Net Assets...............   55
          Notes to Financial Statements.....................   59
          Report of Independent Accountants.................   63

                                                              PAGE
                                                              ----
     MONY America (MONY Custom Master)
          Statements of Assets and Liabilities as of
         December 31, 1998..................................   64
          Statements of Operations as of December 31,
         1998...............................................   66
          Statements of Changes in Net Assets...............   68
          Notes to Financial Statements.....................   70
          Report of Independent Accountants.................   73
     MONY (MONYMaster I&II and ValueMaster)
          Statements of Assets and Liabilities as of
         December 31, 1998..................................   74
          Statements of Operations as of December 31,
         1998...............................................   77
          Statements of Changes in Net Assets...............   80
          Notes to Financial Statements.....................   84
          Report of Independent Accountants.................   87
     MONY SERIES FUND, INC.
          Equity Growth Portfolio...........................   88
          Equity Income Portfolio...........................   89
          Intermediate Term Bond Portfolio..................   90
          Long Term Bond Portfolio..........................   92
          Diversified Portfolio.............................   94
          Government Securities Portfolio...................   95
          Money Market Portfolio............................   96
          Equity Growth Portfolio of Investments............   97
          Equity Income Portfolio of Investments............   99
          Intermediate Term Bond Portfolio of Investments...  101
          Long Term Bond Portfolio of Investments...........  103
          Diversified Portfolio of Investments..............  105
          Government Securities Portfolio of Investments....  107
          Money Market Portfolio of Investments.............  108
          Statements of Assets and Liabilities as of
         December 31, 1998..................................  110
          Statements of Operations as of December 31,
         1998...............................................  111
          Statements of Changes in Net Assets...............  112
          NOTES TO FINANCIAL STATEMENTS.....................  114
          FINANCIAL HIGHLIGHTS..............................  117
          Report of Independent Accountants.................  124

                                                              PAGE
                                                              ----
     ENTERPRISE ACCUMULATION TRUST
          Growth Portfolio..................................  127
          Growth and Income Portfolio.......................  130
          Equity Portfolio..................................  133
          Equity Income Portfolio...........................  136
          Capital Appreciation Portfolio....................  139
          Small Company Growth Portfolio....................  142
          Small Company Value Portfolio.....................  145
          International Growth Portfolio....................  150
          High Yield Bond Portfolio.........................  155
          Managed Portfolio.................................  162
          Statements of Assets and Liabilities as of
         December 31, 1998..................................  166
          Statements of Operations as of December 31,
         1998...............................................  168
          Statements of Changes in Net Assets...............  170
          FINANCIAL HIGHLIGHTS..............................  173
          NOTES TO FINANCIAL STATEMENTS.....................  180
          Report of Independent Accountants.................  184
     OCC ACCUMULATION TRUST
          Equity Portfolio..................................  188
          Small Cap Portfolio...............................  191
          Managed Portfolio.................................  194
          U.S. Government Income Portfolio..................  197
          Equity Portfolio Schedule of Investments..........  199
          Small Cap Portfolio Schedule of Investments.......  200
          Managed Portfolio Schedule of Investments.........  201
          U.S. Government Income Portfolio Schedule of
         Investments........................................  202
          Statements of Assets and Liabilities as of
         December 31, 1998..................................  204
          Statements of Operations as of December 31,
         1998...............................................  205
          Statements of Changes in Net Assets...............  206
          NOTES TO FINANCIAL STATEMENTS.....................  207
          FINANCIAL HIGHLIGHTS..............................  210
          Report of Independent Accountants.................  211

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                      STRATEGIST
                                    ------------------------------------------------------------------------------
                                                                MONY SERIES FUND, INC.
                                    ------------------------------------------------------------------------------
                                      EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                      GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                    ----------   ----------   ------------   ----------   -----------   ----------
              ASSETS
Investments at cost (Note 4)......  $ 682,834    $ 595,988     $ 140,141     $  61,136    $1,014,298    $  69,117
                                    =========    =========     =========     =========    ==========    =========
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2)..............................  $ 961,335    $ 759,055     $ 150,496     $  70,834    $1,234,825    $  69,117
Amount due from MONY Series Fund,
  Inc.............................          7           38             0             0           157           21
Amount due from MONY America......         10           10             0             0            27            0
                                    ---------    ---------     ---------     ---------    ----------    ---------
          Total assets............    961,352      759,103       150,496        70,834     1,235,009       69,138
                                    ---------    ---------     ---------     ---------    ----------    ---------
           LIABILITIES
Amount due to MONY Series Fund,
  Inc.............................         10           10             0             0            27            0
Amount due to MONY America........          7           38             0             0           157           21
                                    ---------    ---------     ---------     ---------    ----------    ---------
          Total liabilities.......         17           48             0             0           184           21
                                    ---------    ---------     ---------     ---------    ----------    ---------
Net assets........................  $ 961,335    $ 759,055     $ 150,496     $  70,834    $1,234,825    $  69,117
                                    =========    =========     =========     =========    ==========    =========
Net assets consist of:
  Contractholders' net payments...  $ 532,846    $ 452,429     $ 186,834     $ 110,895    $  870,386    $ 202,760
  Cost of insurance withdrawals
     (Note 3).....................   (407,376)    (523,633)     (212,856)     (165,781)     (973,530)    (214,120)
  Undistributed net investment
     income.......................    301,309      441,681       171,031       103,589       787,844       80,477
  Accumulated net realized gain
     (loss) on investments........    256,055      225,511        (4,868)       12,433       329,598            0
  Unrealized appreciation of
     investments..................    278,501      163,067        10,355         9,698       220,527            0
                                    ---------    ---------     ---------     ---------    ----------    ---------
Net assets........................  $ 961,335    $ 759,055     $ 150,496     $  70,834    $1,234,825    $  69,117
                                    =========    =========     =========     =========    ==========    =========
Number of units outstanding* .....     14,007       11,808         5,977         2,112        25,565        3,678
                                    ---------    ---------     ---------     ---------    ----------    ---------
Net asset value per unit
  outstanding* ...................  $   68.63    $   64.28     $   25.18     $   33.55    $    48.30    $   18.79
                                    =========    =========     =========     =========    ==========    =========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                                   MONYEQUITY MASTER
                                                  ---------------------------------------------------
                                                                MONY SERIES FUND, INC.
                                                  ---------------------------------------------------
                                                  INTERMEDIATE   LONG TERM    GOVERNMENT     MONEY
                                                   TERM BOND        BOND      SECURITIES     MARKET
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  ------------   ----------   ----------   ----------
                     ASSETS
Investments at cost (Note 4)....................    $641,572     $1,472,004    $697,449    $5,330,496
                                                    ========     ==========    ========    ==========
Investments in Enterprise Accumulation Trust at
  net asset value (Note 2)......................    $      0     $       0     $      0    $       0
Investments in MONY Series Fund, Inc. at net
  asset value (Note 2)..........................     652,021     1,555,776      719,374    5,330,496
Amount due from Enterprise Accumulation Trust...           0             0            0            0
Amount due from MONY America....................       7,498           164           11       12,554
Amount due from MONY Series Fund, Inc...........       1,617           236           55        2,757
                                                    --------     ----------    --------    ----------
        Total assets............................     661,136     1,556,176      719,440    5,345,807
                                                    --------     ----------    --------    ----------
                  LIABILITIES
Amount due to Enterprise Accumulation Trust.....           0             0            0            0
Amount due to MONY America......................       1,617           236           55        2,757
Amount due to MONY Series Fund, Inc.............       7,498           164           11       12,554
                                                    --------     ----------    --------    ----------
        Total liabilities.......................       9,115           400           66       15,311
                                                    --------     ----------    --------    ----------
Net assets......................................    $652,021     $1,555,776    $719,374    $5,330,496
                                                    ========     ==========    ========    ==========
Net assets consist of:
  Contractholders' net payments.................    $705,932     $1,622,461    $816,253    $5,888,281
  Cost of insurance withdrawals (Note 3)........     (88,135)     (304,221)    (164,506)    (923,486)
  Undistributed net investment income...........      18,034        91,808       28,936      365,701
  Accumulated net realized gain on
    investments.................................       5,741        61,956       16,766            0
  Unrealized appreciation (depreciation) of
    investments.................................      10,449        83,772       21,925            0
                                                    --------     ----------    --------    ----------
Net assets......................................    $652,021     $1,555,776    $719,374    $5,330,496
                                                    ========     ==========    ========    ==========
Number of units outstanding* ...................      51,260       104,745       57,728      449,645
                                                    --------     ----------    --------    ----------
Net asset value per unit outstanding* ..........    $  12.72     $   14.85     $  12.46    $   11.85
                                                    ========     ==========    ========    ==========

                                                                            MONYEQUITY MASTER
                                                  ---------------------------------------------------------------------
                                                                      ENTERPRISE ACCUMULATION TRUST
                                                  ---------------------------------------------------------------------
                                                                                             INTERNATIONAL   HIGH YIELD
                                                    EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -----------   -----------   ------------   -------------   ----------
                     ASSETS
Investments at cost (Note 4)....................  $29,267,109   $17,465,483   $ 92,486,951    $7,465,956     $3,681,980
                                                  ===========   ===========   ============    ==========     ==========
Investments in Enterprise Accumulation Trust at
  net asset value (Note 2)......................  $30,077,398   $17,326,567   $ 91,853,472    $7,618,801     $3,535,771
Investments in MONY Series Fund, Inc. at net
  asset value (Note 2)..........................            0             0              0             0              0
Amount due from Enterprise Accumulation Trust...       13,686         5,946         36,505         2,166          1,550
Amount due from MONY America....................        5,988         3,942          7,552           637            586
Amount due from MONY Series Fund, Inc...........            0             0              0             0              0
                                                  -----------   -----------   ------------    ----------     ----------
        Total assets............................   30,097,072    17,336,455     91,897,529     7,621,604      3,537,907
                                                  -----------   -----------   ------------    ----------     ----------
                  LIABILITIES
Amount due to Enterprise Accumulation Trust.....        5,988         3,942          7,552           637            586
Amount due to MONY America......................       13,686         5,946         36,505         2,166          1,550
Amount due to MONY Series Fund, Inc.............            0             0              0             0              0
                                                  -----------   -----------   ------------    ----------     ----------
        Total liabilities.......................       19,674         9,888         44,057         2,803          2,136
                                                  -----------   -----------   ------------    ----------     ----------
Net assets......................................  $30,077,398   $17,326,567   $ 91,853,472    $7,618,801     $3,535,771
                                                  ===========   ===========   ============    ==========     ==========
Net assets consist of:
  Contractholders' net payments.................  $31,708,512   $17,792,682   $ 94,994,106    $8,279,552     $3,923,901
  Cost of insurance withdrawals (Note 3)........   (6,356,307)   (3,239,637)   (19,694,177)   (1,552,052)      (698,846)
  Undistributed net investment income...........    1,671,285     1,649,083      9,179,832       425,563        404,804
  Accumulated net realized gain on
    investments.................................    2,243,619     1,263,355      8,007,190       312,893         52,121
  Unrealized appreciation (depreciation) of
    investments.................................      810,289      (138,916)      (633,479)      152,845       (146,209)
                                                  -----------   -----------   ------------    ----------     ----------
Net assets......................................  $30,077,398   $17,326,567   $ 91,853,472    $7,618,801     $3,535,771
                                                  ===========   ===========   ============    ==========     ==========
Number of units outstanding* ...................    1,373,480       874,371      4,216,748       475,982        245,156
                                                  -----------   -----------   ------------    ----------     ----------
Net asset value per unit outstanding* ..........  $     21.90   $     19.82   $      21.78    $    16.01     $    14.42
                                                  ===========   ===========   ============    ==========     ==========

---------------
* Units outstanding have been rounded for presentation purposes.
                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                       STRATEGIST
                                     ------------------------------------------------------------------------------
                                                                 MONY SERIES FUND, INC.
                                     ------------------------------------------------------------------------------
                                       EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                       GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                     ----------   ----------   ------------   ----------   -----------   ----------
Dividend income....................   $138,443     $118,315      $  8,132      $  3,912     $ 261,166     $  3,735
Mortality and expense risk charges
  (Note 3).........................     (5,155)      (4,392)         (935)         (418)       (6,828)        (434)
                                      --------     --------      --------      --------     ---------     --------
Net investment income..............    133,288      113,923         7,197         3,494       254,338        3,301
                                      --------     --------      --------      --------     ---------     --------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales..............     83,899       70,294        26,174        11,980       244,465       17,192
  Cost of shares sold..............    (52,145)     (45,970)      (25,047)      (10,356)     (171,058)     (17,192)
                                      --------     --------      --------      --------     ---------     --------
Net realized gain on investments...     31,754       24,324         1,127         1,624        73,407            0
Net increase (decrease) in
  unrealized appreciation of
  investments......................     26,614      (55,179)        1,982         1,198       (84,041)           0
                                      --------     --------      --------      --------     ---------     --------
Net realized and unrealized gain
  (loss) on investments............     58,368      (30,855)        3,109         2,822       (10,634)           0
                                      --------     --------      --------      --------     ---------     --------
Net increase in net assets
  resulting from operations........   $191,656     $ 83,068      $ 10,306      $  6,316     $ 243,704     $  3,301
                                      ========     ========      ========      ========     =========     ========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                     MONYEQUITY MASTER
                                   -----------------------------------------------------
                                                  MONY SERIES FUND, INC.
                                   -----------------------------------------------------
                                   INTERMEDIATE   LONG TERM    GOVERNMENT      MONEY
                                    TERM BOND        BOND      SECURITIES      MARKET
                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                   ------------   ----------   ----------   ------------
Dividend income.................    $  14,696     $  53,185    $  18,282    $    167,557
Mortality and expense risk
  charges (Note 3)..............       (2,759)       (8,684)      (3,870)        (24,447)
                                    ---------     ---------    ---------    ------------
Net investment income...........       11,937        44,501       14,412         143,110
                                    ---------     ---------    ---------    ------------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales...........      129,866       518,157      250,828      22,561,017
  Cost of shares sold...........     (125,053)     (464,446)    (240,034)    (22,561,017)
                                    ---------     ---------    ---------    ------------
Net realized gain on
  investments...................        4,813        53,711       10,794               0
Net increase (decrease) in
  unrealized appreciation of
  investments...................        5,189         5,771        5,587               0
                                    ---------     ---------    ---------    ------------
Net realized and unrealized gain
  (loss) on investments.........       10,002        59,482       16,381               0
                                    ---------     ---------    ---------    ------------
Net increase in net assets
  resulting from operations.....    $  21,939     $ 103,983    $  30,793    $    143,110
                                    =========     =========    =========    ============

                                                            MONYEQUITY MASTER
                                  ---------------------------------------------------------------------
                                                      ENTERPRISE ACCUMULATION TRUST
                                  ---------------------------------------------------------------------
                                                                             INTERNATIONAL   HIGH YIELD
                                    EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                  -----------   -----------   ------------   -------------   ----------
Dividend income.................  $ 1,305,382   $ 1,037,569   $  7,035,689    $   352,610    $ 263,918
Mortality and expense risk
  charges (Note 3)..............     (173,004)      (94,319)      (575,478)       (42,760)     (20,051)
                                  -----------   -----------   ------------    -----------    ---------
Net investment income...........    1,132,378       943,250      6,460,211        309,850      243,867
                                  -----------   -----------   ------------    -----------    ---------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales...........    6,165,465     3,785,091     18,055,194      1,538,299      804,131
  Cost of shares sold...........   (4,866,214)   (2,904,815)   (13,791,374)    (1,390,455)    (788,311)
                                  -----------   -----------   ------------    -----------    ---------
Net realized gain on
  investments...................    1,299,251       880,276      4,263,820        147,844       15,820
Net increase (decrease) in
  unrealized appreciation of
  investments...................     (555,041)     (781,462)    (6,000,861)       260,368     (184,965)
                                  -----------   -----------   ------------    -----------    ---------
Net realized and unrealized gain
  (loss) on investments.........      744,210        98,814     (1,737,041)       408,212     (169,145)
                                  -----------   -----------   ------------    -----------    ---------
Net increase in net assets
  resulting from operations.....  $ 1,876,588   $ 1,042,064   $  4,723,170    $   718,062    $  74,722
                                  ===========   ===========   ============    ===========    =========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         STRATEGIST
                                   --------------------------------------------------------------------------------------
                                                                   MONY SERIES FUND, INC.
                                   --------------------------------------------------------------------------------------
                                      EQUITY GROWTH         EQUITY INCOME        INTERMEDIATE TERM         LONG TERM
                                       SUBACCOUNT             SUBACCOUNT          BOND SUBACCOUNT       BOND SUBACCOUNT
                                   -------------------   --------------------   -------------------   -------------------
                                     1998       1997       1998       1997        1998       1997       1998       1997
                                   --------   --------   --------   ---------   --------   --------   --------   --------
From operations:
  Net investment income..........  $133,288   $ 53,040   $113,923   $  76,627   $  7,197   $  9,374   $  3,494   $  5,147
  Net realized gain on
    investments..................    31,754     33,607     24,324      84,704      1,127      1,672      1,624      3,780
  Net increase (decrease) in
    unrealized appreciation of
    investments..................    26,614    101,936    (55,179)     32,332      1,982        288      1,198        649
                                   --------   --------   --------   ---------   --------   --------   --------   --------
Net increase in net assets
  resulting from operations......   191,656    188,583     83,068     193,663     10,306     11,334      6,316      9,576
                                   --------   --------   --------   ---------   --------   --------   --------   --------
From unit transactions:
  Net proceeds from the issuance
    of units.....................    47,550     35,646     31,012      39,172      8,787      8,194      4,168      4,547
  Net asset value of units
    redeemed or used to meet
    contract obligations.........   (76,005)   (59,621)   (60,685)   (193,625)   (25,134)   (40,032)   (11,205)   (37,821)
                                   --------   --------   --------   ---------   --------   --------   --------   --------
Net decrease from unit
  transactions...................   (28,455)   (23,975)   (29,673)   (154,453)   (16,347)   (31,838)    (7,037)   (33,274)
                                   --------   --------   --------   ---------   --------   --------   --------   --------
Net increase (decrease) in net
  assets.........................   163,201    164,608     53,395      39,210     (6,041)   (20,504)      (721)   (23,698)
Net assets beginning of year.....   798,134    633,526    705,660     666,450    156,537    177,041     71,555     95,253
                                   --------   --------   --------   ---------   --------   --------   --------   --------
Net assets end of year*..........  $961,335   $798,134   $759,055   $ 705,660   $150,496   $156,537   $ 70,834   $ 71,555
                                   ========   ========   ========   =========   ========   ========   ========   ========
Units outstanding beginning of
  year...........................    14,506     14,958     12,292      15,149      6,639      8,041      2,334      3,504
Units issued during the year.....       803        747        526         783        363        362        127        165
Units redeemed during the year...    (1,302)    (1,199)    (1,010)     (3,640)    (1,025)    (1,764)      (349)    (1,335)
                                   --------   --------   --------   ---------   --------   --------   --------   --------
Units outstanding end of year....    14,007     14,506     11,808      12,292      5,977      6,639      2,112      2,334
                                   ========   ========   ========   =========   ========   ========   ========   ========
---------------
* Includes undistributed net
  investment income of:            $301,309   $168,021   $441,681   $ 327,758   $171,031   $163,834   $103,589   $100,095

                                                    STRATEGIST
                                   ---------------------------------------------
                                              MONY SERIES FUND, INC.
                                   ---------------------------------------------
                                         DIVERSIFIED            MONEY MARKET
                                         SUBACCOUNT              SUBACCOUNT
                                   -----------------------   -------------------
                                      1998         1997        1998       1997
                                   ----------   ----------   --------   --------
From operations:
  Net investment income..........  $  254,338   $   77,745   $  3,301   $  3,689
  Net realized gain on
    investments..................      73,407      100,092          0          0
  Net increase (decrease) in
    unrealized appreciation of
    investments..................     (84,041)      59,772          0          0
                                   ----------   ----------   --------   --------
Net increase in net assets
  resulting from operations......     243,704      237,609      3,301      3,689
                                   ----------   ----------   --------   --------
From unit transactions:
  Net proceeds from the issuance
    of units.....................      63,685       77,730      6,765      6,471
  Net asset value of units
    redeemed or used to meet
    contract obligations.........    (183,727)    (287,917)   (16,512)   (19,886)
                                   ----------   ----------   --------   --------
Net decrease from unit
  transactions...................    (120,042)    (210,187)    (9,747)   (13,415)
                                   ----------   ----------   --------   --------
Net increase (decrease) in net
  assets.........................     123,662       27,422     (6,446)    (9,726)
Net assets beginning of year.....   1,111,163    1,083,741     75,563     85,289
                                   ----------   ----------   --------   --------
Net assets end of year*..........  $1,234,825   $1,111,163   $ 69,117   $ 75,563
                                   ==========   ==========   ========   ========
Units outstanding beginning of
  year...........................      28,291       34,279      4,207      4,970
Units issued during the year.....       1,509        2,219        369        368
Units redeemed during the year...      (4,235)      (8,207)      (898)    (1,131)
                                   ----------   ----------   --------   --------
Units outstanding end of year....      25,565       28,291      3,678      4,207
                                   ==========   ==========   ========   ========
---------------
* Includes undistributed net
  investment income of:            $  787,844   $  533,506   $ 80,477   $ 77,176

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       MONYEQUITY MASTER
                               --------------------------------------------------------------------------------------------------
                                                                     MONY SERIES FUND, INC.
                               --------------------------------------------------------------------------------------------------
                                INTERMEDIATE TERM          LONG TERM               GOVERNMENT                    MONEY
                                      BOND                    BOND                 SECURITIES                   MARKET
                                   SUBACCOUNT              SUBACCOUNT              SUBACCOUNT                 SUBACCOUNT
                               -------------------   ----------------------   ---------------------   ---------------------------
                                 1998       1997        1998        1997        1998        1997          1998           1997
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
From operations:
  Net investment income......  $ 11,937   $  5,087   $   44,501   $  36,542   $  14,412   $  11,060   $    143,110   $    115,801
  Net realized gain on
    investments..............     4,813      1,269       53,711       6,284      10,794       4,933              0              0
  Net increase in unrealized
    appreciation of
    investments..............     5,189      3,027        5,771      56,115       5,587       9,241              0              0
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
Net increase in net assets
  resulting from
  operations.................    21,939      9,383      103,983      98,941      30,793      25,234        143,110        115,801
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
From unit transactions:
  Net proceeds from the
    issuance of units........   495,470    172,340      910,497     471,749     389,606     288,293     21,592,510     20,219,389
  Net asset value of units
    redeemed or used to meet
    contract obligations.....   (99,753)   (38,182)    (407,166)   (236,759)   (199,430)   (107,779)   (20,103,798)   (20,985,756)
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
Net increase (decrease) from
  unit transactions..........   395,717    134,158      503,331     234,990     190,176     180,514      1,488,712       (766,367)
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
Net increase (decrease) in
  net assets.................   417,656    143,541      607,314     333,931     220,969     205,748      1,631,822       (650,566)
Net assets beginning of
  year.......................   234,365     90,824      948,462     614,531     498,405     292,657      3,698,674      4,349,240
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
Net assets end of year*......  $652,021   $234,365   $1,555,776   $ 948,462   $ 719,374   $ 498,405   $  5,330,496   $  3,698,674
                               ========   ========   ==========   =========   =========   =========   ============   ============
Units outstanding beginning
  of year....................    19,650      8,138       69,779      50,910      42,420      26,498        325,979        400,565
Units issued during the
  year.......................    39,723     14,831       63,831      37,613      31,996      25,322      1,861,351      1,818,649
Units redeemed during the
  year.......................    (8,113)    (3,319)     (28,865)    (18,744)    (16,688)     (9,400)    (1,737,685)    (1,893,235)
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
Units outstanding end of
  year.......................    51,260     19,650      104,745      69,779      57,728      42,420        449,645        325,979
                               ========   ========   ==========   =========   =========   =========   ============   ============
---------------
* Includes undistributed net
  investment income of:        $ 18,034   $  6,097   $   91,808   $  47,307   $  28,936   $  14,524   $    365,701   $    222,591

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   MONYEQUITY MASTER
                                   ----------------------------------------------------------------------------------
                                                             ENTERPRISE ACCUMULATION TRUST
                                   ----------------------------------------------------------------------------------

                                            EQUITY                     SMALL CAP                    MANAGED
                                          SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                   -------------------------   -------------------------   --------------------------
                                      1998          1997          1998          1997           1998          1997
                                   -----------   -----------   -----------   -----------   ------------   -----------
From operations:
  Net investment income..........  $ 1,132,378   $   467,545   $   943,250   $   660,447   $  6,460,211   $ 2,400,789
  Net realized gain on
    investments..................    1,299,251       746,120       880,276       342,745      4,263,820     2,836,432
  Net increase (decrease) in
    unrealized appreciation of
    investments..................     (555,041)      984,236      (781,462)      568,217     (6,000,861)    3,108,829
                                   -----------   -----------   -----------   -----------   ------------   -----------
Net increase in net assets
  resulting from operations......    1,876,588     2,197,901     1,042,064     1,571,409      4,723,170     8,346,050
                                   -----------   -----------   -----------   -----------   ------------   -----------
From unit transactions:
  Net proceeds from the issuance
    of units.....................   17,178,981    11,812,002    11,226,613     5,248,401     43,195,093    36,238,986
  Net asset value of units
    redeemed or used to meet
    contract obligations.........   (5,460,969)   (2,656,849)   (3,126,835)   (1,072,152)   (16,133,792)   (9,726,108)
                                   -----------   -----------   -----------   -----------   ------------   -----------
Net increase from unit
  transactions...................   11,718,012     9,155,153     8,099,778     4,176,249     27,061,301    26,512,878
                                   -----------   -----------   -----------   -----------   ------------   -----------
Net increase in net assets.......   13,594,600    11,353,054     9,141,842     5,747,658     31,784,471    34,858,928
Net assets beginning of year.....   16,482,798     5,129,744     8,184,725     2,437,067     60,069,001    25,210,073
                                   -----------   -----------   -----------   -----------   ------------   -----------
Net assets end of year*..........  $30,077,398   $16,482,798   $17,326,567   $ 8,184,725   $ 91,853,472   $60,069,001
                                   ===========   ===========   ===========   ===========   ============   ===========
Units outstanding beginning of
  year...........................      821,090       319,002       449,403       191,743      2,954,670     1,532,486
Units issued during the year.....      812,747       647,931       594,256       326,703      2,028,359     1,945,611
Units redeemed during the year...     (260,357)     (145,843)     (169,288)      (69,043)      (766,281)     (523,427)
                                   -----------   -----------   -----------   -----------   ------------   -----------
Units outstanding end of year....    1,373,480       821,090       874,371       449,403      4,216,748     2,954,670
                                   ===========   ===========   ===========   ===========   ============   ===========
---------------
* Includes undistributed net
  investment income of:            $ 1,671,285   $   538,907   $ 1,649,083   $   705,833   $  9,179,832   $ 2,719,621

                                                   MONYEQUITY MASTER
                                   --------------------------------------------------
                                             ENTERPRISE ACCUMULATION TRUST
                                   --------------------------------------------------
                                        INTERNATIONAL               HIGH YIELD
                                            GROWTH                     BOND
                                          SUBACCOUNT                SUBACCOUNT
                                   ------------------------   -----------------------
                                      1998          1997         1998         1997
                                   -----------   ----------   ----------   ----------
From operations:
  Net investment income..........  $   309,850   $   98,833   $  243,867   $  111,190
  Net realized gain on
    investments..................      147,844      135,511       15,820       35,931
  Net increase (decrease) in
    unrealized appreciation of
    investments..................      260,368     (204,105)    (184,965)      12,532
                                   -----------   ----------   ----------   ----------
Net increase in net assets
  resulting from operations......      718,062       30,239       74,722      159,653
                                   -----------   ----------   ----------   ----------
From unit transactions:
  Net proceeds from the issuance
    of units.....................    4,158,036    3,034,936    2,119,601    1,268,282
  Net asset value of units
    redeemed or used to meet
    contract obligations.........   (1,336,551)    (717,365)    (598,271)    (319,664)
                                   -----------   ----------   ----------   ----------
Net increase from unit
  transactions...................    2,821,485    2,317,571    1,521,330      948,618
                                   -----------   ----------   ----------   ----------
Net increase in net assets.......    3,539,547    2,347,810    1,596,052    1,108,271
Net assets beginning of year.....    4,079,254    1,731,444    1,939,719      831,448
                                   -----------   ----------   ----------   ----------
Net assets end of year*..........  $ 7,618,801   $4,079,254   $3,535,771   $1,939,719
                                   ===========   ==========   ==========   ==========
Units outstanding beginning of
  year...........................      290,466      128,820      138,275       66,709
Units issued during the year.....      275,608      211,751      148,827       95,695
Units redeemed during the year...      (90,092)     (50,105)     (41,946)     (24,129)
                                   -----------   ----------   ----------   ----------
Units outstanding end of year....      475,982      290,466      245,156      138,275
                                   ===========   ==========   ==========   ==========
---------------
* Includes undistributed net
  investment income of:            $   425,563   $  115,713   $  404,804   $  160,937

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master and MONY Custom Equity Master) and Corporate Sponsored Variable Universal Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related to the Variable Life (Strategist) and Variable Universal Life (MONYEquity Master) Insurance policies is presented here.

     There are currently six Strategist Subaccounts and nine MONYEquity Master Subaccounts within the Variable Account, each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Fund and Enterprise are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investment:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of each portfolio. Except for the Money Market Portfolio, net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held which approximates value.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets held by the Variable Account.

     Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders are deducted on each monthly date from the cash value of the contract to compensate MONY America. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Strategist and MONYEquity Master Subaccounts for 1998 aggregated $16,555,277.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of .60 percent (for the Strategist Subaccounts) and .75 percent (for the MONYEquity Master Subaccounts) of average daily net assets of the subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1998 consist of the following:

                                                            MONY SERIES FUND, INC.
                                  --------------------------------------------------------------------------
                                   EQUITY      EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                   GROWTH      INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                                  PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                  ---------   ---------   ------------   ---------   -----------   ---------
Shares beginning of year:
  Shares........................    22,121      26,039        14,077        5,245        53,914      75,563
  Amount........................  $546,247    $487,414      $148,164     $ 63,055    $  806,595    $ 75,563
                                  --------    --------      --------     --------    ----------    --------
Shares acquired:
  Shares........................     1,464       1,429           801          331         6,247       7,011
  Amount........................  $ 50,289    $ 36,229      $  8,892     $  4,525    $  117,595    $  7,011
Shares received for reinvestment
  of dividends:
  Shares........................     4,089       4,582           759          300        14,780       3,735
  Amount........................  $138,443    $118,315      $  8,132     $  3,912    $  261,166    $  3,735
Shares redeemed:
  Shares........................    (2,508)     (2,799)       (2,354)        (878)      (12,921)    (17,192)
  Amount........................  $(52,145)   $(45,970)     $(25,047)    $(10,356)   $ (171,058)   $(17,192)
                                  --------    --------      --------     --------    ----------    --------
Net change:
  Shares........................     3,045       3,212          (794)        (247)        8,106      (6,446)
  Amount........................  $136,587    $108,574      $ (8,023)    $ (1,919)   $  207,703    $ (6,446)
                                  --------    --------      --------     --------    ----------    --------
Shares end of year:
  Shares........................    25,166      29,251        13,283        4,998        62,020      69,117
  Amount........................  $682,834    $595,988      $140,141     $ 61,136    $1,014,298    $ 69,117
                                  ========    ========      ========     ========    ==========    ========

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in MONY Series Fund, Inc. and Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                      MONY SERIES FUND, INC.
                       -----------------------------------------------------
                                         LONG
                       INTERMEDIATE      TERM      GOVERNMENT      MONEY
                        TERM BOND        BOND      SECURITIES      MARKET
                        PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                       ------------   ----------   ----------   ------------
Shares beginning of
  year:
  Shares.............      21,076     $   69,535      45,767       3,698,674
  Amount.............   $ 229,105     $  870,461   $ 482,067    $  3,698,674
                        ---------     ----------   ---------    ------------
Shares acquired:
  Shares.............      46,749         73,783      39,894      24,025,282
  Amount.............   $ 522,824     $1,012,804   $ 437,134    $ 24,025,282
Shares received for
  reinvestment of
  dividends:
  Shares.............       1,372          4,085       1,728         167,557
  Amount.............   $  14,696     $   53,185   $  18,282    $    167,557
Shares redeemed:
  Shares.............     (11,649)       (37,609)    (22,987)    (22,561,017)
  Amount.............   $(125,053)    $ (464,446)  $(240,034)   $(22,561,017)
                        ---------     ----------   ---------    ------------
Net change:
  Shares.............      36,472         40,259      18,635       1,631,822
  Amount.............   $ 412,467     $  601,543   $ 215,382    $  1,631,822
                        ---------     ----------   ---------    ------------
Shares end of year:
  Shares.............      57,548        109,794      64,402       5,330,496
  Amount.............   $ 641,572     $1,472,004   $ 697,449    $  5,330,496
                        =========     ==========   =========    ============

                                           ENTERPRISE ACCUMULATION TRUST
                       ---------------------------------------------------------------------
                                                                                     HIGH
                                                                  INTERNATIONAL     YIELD
                         EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                        PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO
                       -----------   -----------   ------------   -------------   ----------
Shares beginning of
  year:
  Shares.............      469,730       306,544      1,473,001        660,074       339,706
  Amount.............  $15,117,468   $ 7,542,179   $ 54,701,619    $ 4,186,777    $1,900,963
                       -----------   -----------   ------------    -----------    ----------
Shares acquired:
  Shares.............      478,902       425,502      1,044,855        650,298       414,614
  Amount.............  $17,710,473   $11,790,550   $ 44,541,017    $ 4,317,024    $2,305,410
Shares received for
  reinvestment of
  dividends:
  Shares.............       35,588        39,617        173,464         54,331        48,034
  Amount.............  $ 1,305,382   $ 1,037,569   $  7,035,689    $   352,610    $  263,918
Shares redeemed:
  Shares.............     (167,343)     (138,382)      (426,688)      (234,317)     (143,923)
  Amount.............  $(4,866,214)  $(2,904,815)  $(13,791,374)   $(1,390,455)   $ (788,311)
                       -----------   -----------   ------------    -----------    ----------
Net change:
  Shares.............      347,147       326,737        791,631        470,312       318,725
  Amount.............  $14,149,641   $ 9,923,304   $ 37,785,332    $ 3,279,179    $1,781,017
                       -----------   -----------   ------------    -----------    ----------
Shares end of year:
  Shares.............      816,877       633,281      2,264,632      1,130,386       658,431
  Amount.............  $29,267,109   $17,465,483   $ 92,486,951    $ 7,465,956    $3,681,980
                       ===========   ===========   ============    ===========    ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account L -- Strategist/MONYEquity
Master:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account L (comprising, respectively, Strategist's Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, and Money Market Subaccounts; and MONYEquity Master's Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, Equity, Small Cap, Managed, International Growth, and High Yield Bond Subaccounts) at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                      MONY CUSTOM EQUITY MASTER
                                    ---------------------------------------------------------------------------------------------
                                                  MONY SERIES FUND, INC.                       ENTERPRISE ACCUMULATION TRUST
                                    ---------------------------------------------------   ---------------------------------------
                                    INTERMEDIATE   LONG TERM    GOVERNMENT     MONEY                   SMALL COMPANY
                                     TERM BOND        BOND      SECURITIES     MARKET       EQUITY         VALUE        MANAGED
                                     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                    ------------   ----------   ----------   ----------   ----------   -------------   ----------
              ASSETS
Investments at cost (Note 4)......    $ 1,929        $1,536       $  729      $64,655      $19,113        $7,807        $26,742
                                      =======        ======       ======      =======      =======        ======        =======
Investments in Enterprise
  Accumulation Trust, at net asset
  value (Note 2)..................    $     0        $    0       $    0      $     0      $19,357        $8,087        $26,973
Investments in MONY Series Fund,
  Inc., at net asset value (Note
  2)..............................      1,931         1,541          729       64,655            0             0              0
Amount due from Enterprise
  Accumulation Trust..............          0             0            0            0            9             7             11
Amount due from MONY America......        327           352          561       65,291        9,086           193         11,806
Amount due from MONY Series Fund,
  Inc. ...........................          4             0            0        1,204            0             0              0
                                      -------        ------       ------      -------      -------        ------        -------
          Total assets............      2,262         1,893        1,290      131,150       28,452         8,287         38,790
                                      -------        ------       ------      -------      -------        ------        -------
           LIABILITIES
Amount due to Enterprise
  Accumulation Trust..............          0             0            0            0        9,086           193         11,806
Amount due to MONY America........          4             0            0        1,204            9             7             11
Amount due to MONY Series Fund,
  Inc.............................        327           352          561       65,291            0             0              0
                                      -------        ------       ------      -------      -------        ------        -------
          Total liabilities.......        331           352          561       66,495        9,095           200         11,817
                                      -------        ------       ------      -------      -------        ------        -------
Net assets........................    $ 1,931        $1,541       $  729      $64,655      $19,357        $8,087        $26,973
                                      =======        ======       ======      =======      =======        ======        =======
Net assets consist of:
     Contractholders' net
       payments...................    $ 1,934        $1,552       $  737      $65,877      $19,495        $7,930        $27,260
     Cost of insurance withdrawals
       (Note 3)...................         (5)          (16)          (8)      (1,222)        (389)         (125)          (533)
     Undistributed net investment
       loss.......................          0             0            0            0           (1)            0             (1)
     Accumulated net realized gain
       on investments.............          0             0            0            0            8             2             16
     Unrealized appreciation of
       investments................          2             5            0            0          244           280            231
                                      -------        ------       ------      -------      -------        ------        -------
Net assets........................    $ 1,931        $1,541       $  729      $64,655      $19,357        $8,087        $26,973
                                      =======        ======       ======      =======      =======        ======        =======
Number of units outstanding*......        193           155           73        6,463        1,912           772          2,653
                                      -------        ------       ------      -------      -------        ------        -------
Net asset value per unit
  outstanding*....................    $ 10.03        $ 9.97       $10.00      $ 10.00      $ 10.13        $10.48        $ 10.17
                                      =======        ======       ======      =======      =======        ======        =======

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                                    MONY CUSTOM EQUITY MASTER
                                 ------------------------------------------------------------------------------------------------
                                                                  ENTERPRISE ACCUMULATION TRUST
                                 ------------------------------------------------------------------------------------------------
                                 INTERNATIONAL   HIGH YIELD                GROWTH AND   SMALL COMPANY     EQUITY       CAPITAL
                                    GROWTH          BOND        GROWTH       INCOME        GROWTH         INCOME     APPRECIATION
                                  SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                 -------------   ----------   ----------   ----------   -------------   ----------   ------------
            ASSETS
Investments at cost (Note 4)...     $1,344         $3,443      $52,128      $10,075        $1,396        $11,163        $8,099
                                    ======         ======      =======      =======        ======        =======        ======
Investments in Enterprise
  Accumulation Trust at net
  asset value (Note 2).........     $1,362         $3,446      $52,252      $10,138        $1,447        $11,181        $8,123
Amount due from Enterprise
  Accumulation Trust...........          4              0           11            0             1              0             4
Amount due from MONY America...         27              4       36,606        6,909             0              0         6,961
                                    ------         ------      -------      -------        ------        -------        ------
         Total assets..........      1,393          3,450       88,869       17,047         1,448         11,181        15,088
                                    ------         ------      -------      -------        ------        -------        ------
          LIABILITIES
Amount due to Enterprise
  Accumulation Trust...........         27              4       36,606        6,909             0              0         6,961
Amount due to MONY America.....          4              0           11            0             1              0             4
                                    ------         ------      -------      -------        ------        -------        ------
         Total liabilities.....         31              4       36,617        6,909             1              0         6,965
                                    ------         ------      -------      -------        ------        -------        ------
Net assets.....................     $1,362         $3,446      $52,252      $10,138        $1,447        $11,181        $8,123
                                    ======         ======      =======      =======        ======        =======        ======
Net assets consist of:
    Contractholders' net
      payments.................     $1,391         $3,474      $52,403      $10,095        $1,448        $11,178        $8,145
    Cost of insurance
      withdrawals (Note 3).....        (49)           (33)        (300)         (20)          (53)           (15)          (49)
    Undistributed net
      investment income
      (loss)...................          0              2           (1)           0             0              0             0
    Accumulated net realized
      gain on investments......          2              0           26            0             1              0             3
    Unrealized appreciation of
      investments..............         18              3          124           63            51             18            24
                                    ------         ------      -------      -------        ------        -------        ------
Net assets.....................     $1,362         $3,446      $52,252      $10,138        $1,447        $11,181        $8,123
                                    ======         ======      =======      =======        ======        =======        ======
Number of units outstanding*...        131            345        5,053        1,012           140          1,091           743
                                    ------         ------      -------      -------        ------        -------        ------
Net asset value per unit
  outstanding*.................     $10.37         $10.00      $ 10.34      $ 10.02        $10.34        $ 10.25        $10.93
                                    ======         ======      =======      =======        ======        =======        ======

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                                                         MONY CUSTOM EQUITY MASTER
                           -------------------------------------------------------------------------------------
                                                          MONY SERIES FUND, INC.
                           -------------------------------------------------------------------------------------
                              INTERMEDIATE            LONG TERM            GOVERNMENT               MONEY
                                TERM BOND               BOND               SECURITIES              MARKET
                               SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                           -------------------   -------------------   -------------------   -------------------
                             FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                           DECEMBER 29, 1998**   DECEMBER 16, 1998**   DECEMBER 17, 1998**   DECEMBER 28, 1998**
                                 THROUGH               THROUGH               THROUGH               THROUGH
                            DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                           -------------------   -------------------   -------------------   -------------------
Dividend income..........          $ 0                  $  0                   $ 0                 $     0
Mortality and expense
  risk charges (Note
  3).....................            0                     0                     0                       0
                                   ---                  ----                   ---                 -------
Net investment loss......            0                     0                     0                       0
                                   ---                  ----                   ---                 -------
Realized and unrealized
  gain on investments
  (Note 2):
  Proceeds from sales....            5                    23                     8                   1,222
  Cost of shares sold....           (5)                  (23)                   (8)                 (1,222)
                                   ---                  ----                   ---                 -------
Net realized gain on
  investments............            0                     0                     0                       0
Net increase in
  unrealized appreciation
  of investments.........            2                     5                     0                       0
                                   ---                  ----                   ---                 -------
Net realized and
  unrealized gain on
  investments............            2                     5                     0                       0
                                   ---                  ----                   ---                 -------
Net increase in net
  assets resulting from
  operations.............          $ 2                  $  5                   $ 0                 $     0
                                   ===                  ====                   ===                 =======

                                            MONY CUSTOM EQUITY MASTER
                           ------------------------------------------------------------
                                          ENTERPRISE ACCUMULATION TRUST
                           ------------------------------------------------------------
                                                  SMALL COMPANY
                                 EQUITY               VALUE               MANAGED
                               SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                           ------------------   ------------------   ------------------
                             FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD
                           DECEMBER 9, 1998**   DECEMBER 9, 1998**   DECEMBER 9, 1998**
                                THROUGH              THROUGH              THROUGH
                           DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1998
                           ------------------   ------------------   ------------------
Dividend income..........        $   0                $   0                $   0
Mortality and expense
  risk charges (Note
  3).....................           (1)                   0                   (1)
                                 -----                -----                -----
Net investment loss......           (1)                   0                   (1)
                                 -----                -----                -----
Realized and unrealized
  gain on investments
  (Note 2):
  Proceeds from sales....          417                  126                  562
  Cost of shares sold....         (409)                (124)                (546)
                                 -----                -----                -----
Net realized gain on
  investments............            8                    2                   16
Net increase in
  unrealized appreciation
  of investments.........          244                  280                  231
                                 -----                -----                -----
Net realized and
  unrealized gain on
  investments............          252                  282                  247
                                 -----                -----                -----
Net increase in net
  assets resulting from
  operations.............        $ 251                $ 282                $ 246
                                 =====                =====                =====

---------------
** Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                             MONY CUSTOM EQUITY MASTER
                                 ----------------------------------------------------------------------------------
                                                           ENTERPRISE ACCUMULATION TRUST
                                 ----------------------------------------------------------------------------------
                                   INTERNATIONAL          HIGH YIELD                                 GROWTH AND
                                       GROWTH                BOND                 GROWTH               INCOME
                                     SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                 ------------------   -------------------   ------------------   ------------------
                                   FOR THE PERIOD       FOR THE PERIOD        FOR THE PERIOD       FOR THE PERIOD
                                 DECEMBER 9, 1998**   DECEMBER 14, 1998**   DECEMBER 9, 1998**   DECEMBER 9, 1998**
                                      THROUGH               THROUGH              THROUGH              THROUGH
                                 DECEMBER 31, 1998     DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1998
                                 ------------------   -------------------   ------------------   ------------------
Dividend income................         $  0                 $  2                 $   0                 $  0
Mortality and expense risk
  charges (Note 3).............            0                    0                    (1)                   0
                                        ----                 ----                 -----                 ----
Net investment income (loss)...            0                    2                    (1)                   0
                                        ----                 ----                 -----                 ----
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales..........           54                   40                   656                   20
  Cost of shares sold..........          (52)                 (40)                 (630)                 (20)
                                        ----                 ----                 -----                 ----
Net realized gain on
  investments..................            2                    0                    26                    0
Net increase in unrealized
  appreciation of
  investments..................           18                    3                   124                   63
                                        ----                 ----                 -----                 ----
Net realized and unrealized
  gain on investments..........           20                    3                   150                   63
                                        ----                 ----                 -----                 ----
Net increase in net assets
  resulting from operations....         $ 20                 $  5                 $ 149                 $ 63
                                        ====                 ====                 =====                 ====

                                                  MONY CUSTOM EQUITY MASTER
                                 ------------------------------------------------------------
                                                ENTERPRISE ACCUMULATION TRUST
                                 ------------------------------------------------------------
                                   SMALL COMPANY            EQUITY              CAPITAL
                                       GROWTH               INCOME            APPRECIATION
                                     SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                 ------------------   ------------------   ------------------
                                   FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD
                                 DECEMBER 9, 1998**   DECEMBER 9, 1998**   DECEMBER 9, 1998**
                                      THROUGH              THROUGH              THROUGH
                                 DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1998
                                 ------------------   ------------------   ------------------
Dividend income................         $  0                 $  0                 $  0
Mortality and expense risk
  charges (Note 3).............            0                    0                    0
                                        ----                 ----                 ----
Net investment income (loss)...            0                    0                    0
                                        ----                 ----                 ----
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales..........           68                   15                   51
  Cost of shares sold..........          (67)                 (15)                 (48)
                                        ----                 ----                 ----
Net realized gain on
  investments..................            1                    0                    3
Net increase in unrealized
  appreciation of
  investments..................           51                   18                   24
                                        ----                 ----                 ----
Net realized and unrealized
  gain on investments..........           52                   18                   27
                                        ----                 ----                 ----
Net increase in net assets
  resulting from operations....         $ 52                 $ 18                 $ 27
                                        ====                 ====                 ====

---------------
** Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              MONY CUSTOM EQUITY MASTER
                                -------------------------------------------------------------------------------------
                                                               MONY SERIES FUND, INC.
                                -------------------------------------------------------------------------------------
                                   INTERMEDIATE            LONG TERM            GOVERNMENT               MONEY
                                     TERM BOND               BOND               SECURITIES              MARKET
                                    SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                -------------------   -------------------   -------------------   -------------------
                                  FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                DECEMBER 29, 1998**   DECEMBER 16, 1998**   DECEMBER 17, 1998**   DECEMBER 28, 1998**
                                      THROUGH               THROUGH               THROUGH               THROUGH
                                 DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                -------------------   -------------------   -------------------   -------------------
From operations:
  Net investment loss.........        $    0                $    0                 $  0                 $     0
  Net realized gain on
    investments...............             0                     0                    0                       0
  Net increase in unrealized
    appreciation of
    investments...............             2                     5                    0                       0
                                      ------                ------                 ----                 -------
Net increase in net assets
  resulting from operations...             2                     5                    0                       0
                                      ------                ------                 ----                 -------
From unit transactions:
  Net proceeds from the
    issuance of units.........         1,933                 1,559                  737                  65,877
  Net asset value of units
    redeemed or used to meet
    contract obligations......            (4)                  (23)                  (8)                 (1,222)
                                      ------                ------                 ----                 -------
Net increase from unit
  transactions................         1,929                 1,536                  729                  64,655
                                      ------                ------                 ----                 -------
Net increase in net assets....         1,931                 1,541                  729                  64,655
Net assets beginning of
  period......................             0                     0                    0                       0
                                      ------                ------                 ----                 -------
Net assets end of period*.....        $1,931                $1,541                 $729                 $64,655
                                      ======                ======                 ====                 =======
Units outstanding beginning of
  period......................             0                     0                    0                       0
Units issued during the
  period......................           193                   157                   74                   6,585
Units redeemed during the
  period......................             0                    (2)                  (1)                   (122)
                                      ------                ------                 ----                 -------
Units outstanding end of
  period......................           193                   155                   73                   6,463
                                      ======                ======                 ====                 =======

---------------
 * Includes undistributed net
   investment loss of:                $    0                $    0                 $  0                 $     0
** Commencement of operations.

                                                   MONY CUSTOM EQUITY MASTER
                                ---------------------------------------------------------------
                                                 ENTERPRISE ACCUMULATION TRUST
                                ---------------------------------------------------------------
                                                         SMALL COMPANY
                                      EQUITY                 VALUE                MANAGED
                                    SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                -------------------   -------------------   -------------------
                                  FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                DECEMBER 9, 1998**    DECEMBER 9, 1998**    DECEMBER 9, 1998**
                                      THROUGH               THROUGH               THROUGH
                                 DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                -------------------   -------------------   -------------------
From operations:
  Net investment loss.........        $    (1)              $    0                $    (1)
  Net realized gain on
    investments...............              8                    2                     16
  Net increase in unrealized
    appreciation of
    investments...............            244                  280                    231
                                      -------               ------                -------
Net increase in net assets
  resulting from operations...            251                  282                    246
                                      -------               ------                -------
From unit transactions:
  Net proceeds from the
    issuance of units.........         19,516                7,930                 27,281
  Net asset value of units
    redeemed or used to meet
    contract obligations......           (410)                (125)                  (554)
                                      -------               ------                -------
Net increase from unit
  transactions................         19,106                7,805                 26,727
                                      -------               ------                -------
Net increase in net assets....         19,357                8,087                 26,973
Net assets beginning of
  period......................              0                    0                      0
                                      -------               ------                -------
Net assets end of period*.....        $19,357               $8,087                $26,973
                                      =======               ======                =======
Units outstanding beginning of
  period......................              0                    0                      0
Units issued during the
  period......................          1,953                  784                  2,708
Units redeemed during the
  period......................            (41)                 (12)                   (55)
                                      -------               ------                -------
Units outstanding end of
  period......................          1,912                  772                  2,653
                                      =======               ======                =======
---------------
 * Includes undistributed net
   investment loss of:                $    (1)              $    0                $    (1)
** Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              MONY CUSTOM EQUITY MASTER
                                -------------------------------------------------------------------------------------
                                                            ENTERPRISE ACCUMULATION TRUST
                                -------------------------------------------------------------------------------------
                                   INTERNATIONAL          HIGH YIELD                                  GROWTH AND
                                      GROWTH                 BOND                 GROWTH                INCOME
                                    SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                -------------------   -------------------   -------------------   -------------------
                                  FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                DECEMBER 9, 1998**    DECEMBER 14, 1998**   DECEMBER 9, 1998**    DECEMBER 9, 1998**
                                      THROUGH               THROUGH               THROUGH               THROUGH
                                 DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                -------------------   -------------------   -------------------   -------------------
From operations:
  Net investment income
    (loss)....................        $    0                $    2                $    (1)              $     0
  Net realized gain on
    investments...............             2                     0                     26                     0
  Net increase in unrealized
    appreciation of
    investments...............            18                     3                    124                    63
                                      ------                ------                -------               -------
Net increase in net assets
  resulting from operations...            20                     5                    149                    63
                                      ------                ------                -------               -------
From unit transactions:
  Net proceeds from the
    issuance of units.........         1,391                 3,481                 52,409                10,095
  Net asset value of units
    redeemed or used to meet
    contract obligations......           (49)                  (40)                  (306)                  (20)
                                      ------                ------                -------               -------
Net increase from unit
  transactions................         1,342                 3,441                 52,103                10,075
                                      ------                ------                -------               -------
Net increase in net assets....         1,362                 3,446                 52,252                10,138
Net assets beginning of
  period......................             0                     0                      0                     0
                                      ------                ------                -------               -------
Net assets end of period*.....        $1,362                $3,446                $52,252               $10,138
                                      ======                ======                =======               =======
Units outstanding beginning of
  period......................             0                     0                      0                     0
Units issued during the
  period......................           136                   349                  5,083                 1,014
Units redeemed during the
  period......................            (5)                   (4)                   (30)                   (2)
                                      ------                ------                -------               -------
Units outstanding end of
  period......................           131                   345                  5,053                 1,012
                                      ======                ======                =======               =======

---------------
 * Includes undistributed net
   investment income (loss)
   of:                                $    0                $    2                $    (1)              $     0
** Commencement of operations.

                                                   MONY CUSTOM EQUITY MASTER
                                ---------------------------------------------------------------
                                                 ENTERPRISE ACCUMULATION TRUST
                                ---------------------------------------------------------------
                                   SMALL COMPANY                                  CAPITAL
                                      GROWTH             EQUITY INCOME         APPRECIATION
                                    SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                -------------------   -------------------   -------------------
                                  FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                DECEMBER 9, 1998**    DECEMBER 9, 1998**    DECEMBER 9, 1998**
                                      THROUGH               THROUGH               THROUGH
                                 DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                -------------------   -------------------   -------------------
From operations:
  Net investment income
    (loss)....................        $    0                $     0               $    0
  Net realized gain on
    investments...............             1                      0                    3
  Net increase in unrealized
    appreciation of
    investments...............            51                     18                   24
                                      ------                -------               ------
Net increase in net assets
  resulting from operations...            52                     18                   27
                                      ------                -------               ------
From unit transactions:
  Net proceeds from the
    issuance of units.........         1,456                 11,177                8,145
  Net asset value of units
    redeemed or used to meet
    contract obligations......           (61)                   (14)                 (49)
                                      ------                -------               ------
Net increase from unit
  transactions................         1,395                 11,163                8,096
                                      ------                -------               ------
Net increase in net assets....         1,447                 11,181                8,123
Net assets beginning of
  period......................             0                      0                    0
                                      ------                -------               ------
Net assets end of period*.....        $1,447                $11,181               $8,123
                                      ======                =======               ======
Units outstanding beginning of
  period......................             0                      0                    0
Units issued during the
  period......................           146                  1,092                  748
Units redeemed during the
  period......................            (6)                    (1)                  (5)
                                      ------                -------               ------
Units outstanding end of
  period......................           140                  1,091                  743
                                      ======                =======               ======
---------------
 * Includes undistributed net
   investment income (loss)
   of:                                $    0                $     0               $    0
** Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master and MONY Custom Equity Master) and Corporate Sponsored Variable Universal Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Equity Master) is presented here.

     There are currently fourteen MONY Custom Equity Master Subaccounts within the Variable Account, each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The subaccounts of the MONY Custom Equity Master commenced operations during 1998. The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Fund and Enterprise are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Investment:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of each portfolio. Except for the Money Market Portfolio, net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset values are based on amortized cost of the securities held which approximates value.

     Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets held by the Variable Account.

     Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders are deducted on each monthly date from the cash value of the contract to compensate MONY America. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the MONY Custom Equity Master Subaccounts for 1998 aggregated $2,817.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of .35 percent (for the MONY Custom Equity Master Subaccounts) of average daily net assets of the subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. and Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                     MONY SERIES FUND, INC.                     ENTERPRISE ACCUMULATION TRUST
                        -------------------------------------------------   -------------------------------------
                        INTERMEDIATE   LONG TERM   GOVERNMENT     MONEY                 SMALL COMPANY
                         TERM BOND       BOND      SECURITIES    MARKET      EQUITY         VALUE        MANAGED
                         PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO
                        ------------   ---------   ----------   ---------   ---------   -------------   ---------
Shares beginning of
  period:
  Shares..............          0            0           0             0           0            0              0
  Amount..............     $    0       $    0        $  0       $     0     $     0       $    0        $     0
                           ------       ------        ----       -------     -------       ------        -------
Shares acquired:
  Shares..............        171          110          66        65,877         537          300            679
  Amount..............     $1,934       $1,559        $737       $65,877     $19,522       $7,931        $27,288
Shares received for
  reinvestment of
  dividends:
  Shares..............          0            0           0             0           0            0              0
  Amount..............     $    0       $    0        $  0       $     0     $     0       $    0        $     0
Shares redeemed:
  Shares..............         (1)          (2)         (1)       (1,222)        (12)          (5)           (14)
  Amount..............     $   (5)      $  (23)       $ (8)      $(1,222)    $  (409)      $ (124)       $  (546)
                           ------       ------        ----       -------     -------       ------        -------
Net change:
  Shares..............        170          108          65        64,655         525          295            665
  Amount..............     $1,929       $1,536        $729       $64,655     $19,113       $7,807        $26,742
                           ------       ------        ----       -------     -------       ------        -------
Shares end of period:
  Shares..............        170          108          65        64,655         525          295            665
  Amount..............     $1,929       $1,536        $729       $64,655     $19,113       $7,807        $26,742
                           ======       ======        ====       =======     =======       ======        =======

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                                       ENTERPRISE ACCUMULATION TRUST
                       ----------------------------------------------------------------------------------------------
                       INTERNATIONAL   HIGH YIELD               GROWTH AND   SMALL COMPANY    EQUITY       CAPITAL
                          GROWTH          BOND       GROWTH       INCOME        GROWTH        INCOME     APPRECIATION
                         PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO
                       -------------   ----------   ---------   ----------   -------------   ---------   ------------
Shares beginning of
  period:
  Shares.............          0              0            0           0             0              0            0
  Amount.............     $    0         $    0      $     0     $     0        $    0        $     0       $    0
                          ------         ------      -------     -------        ------        -------       ------
Shares acquired:
  Shares.............        210            649       10,040       1,988           278          2,200        1,468
  Amount.............     $1,396         $3,481      $52,758     $10,095        $1,463        $11,178       $8,147
Shares received for
  reinvestment of
  dividends:
  Shares.............          0              0            0           0             0              0            0
  Amount.............     $    0         $    2      $     0     $     0        $    0        $     0       $    0
Shares redeemed:
  Shares.............         (8)            (7)        (125)         (4)          (13)            (3)          (9)
  Amount.............     $  (52)        $  (40)     $  (630)    $   (20)       $  (67)       $   (15)      $  (48)
                          ------         ------      -------     -------        ------        -------       ------
Net change:
  Shares.............        202            642        9,915       1,984           265          2,197        1,459
  Amount.............     $1,344         $3,443      $52,128     $10,075        $1,396        $11,163       $8,099
                          ------         ------      -------     -------        ------        -------       ------
Shares end of period:
  Shares.............        202            642        9,915       1,984           265          2,197        1,459
  Amount.............     $1,344         $3,443      $52,128     $10,075        $1,396        $11,163       $8,099
                          ======         ======      =======     =======        ======        =======       ======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account L -- MONY Custom Equity Master:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account L (comprising, respectively, MONY Custom Equity Master's Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, Equity, Small Company Value, Managed, International Growth, High Yield Bond, Growth, Growth and Income, Small Company Growth, Equity Income, and Capital Appreciation Subaccounts) at December 31, 1998, and the results of each of their operations and the changes in each of their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                            STRATEGIST
                                          ------------------------------------------------------------------------------
                                                                      MONY SERIES FUND, INC.
                                          ------------------------------------------------------------------------------
                                            EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                            GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                          ----------   ----------   ------------   ----------   -----------   ----------
ASSETS
Investments at cost (Note 4)............   $ 77,606     $ 43,919      $  6,913      $ 13,132     $ 76,409      $ 24,997
                                           ========     ========      ========      ========     ========      ========
Investments in MONY Series Fund, Inc. at
  net asset value (Note 2)..............   $ 99,367     $ 48,858      $  7,441      $ 15,804     $ 97,460      $ 24,997
                                           --------     --------      --------      --------     --------      --------
Net assets..............................   $ 99,367     $ 48,858      $  7,441      $ 15,804     $ 97,460      $ 24,997
                                           ========     ========      ========      ========     ========      ========
Net assets consist of:
  Contractholders' net payments.........   $ 78,894     $ 50,196      $  9,574      $ 16,678     $ 69,157      $ 47,218
  Cost of insurance withdrawals (Note
     3).................................    (57,028)     (36,891)      (13,271)      (36,377)     (40,407)      (48,793)
  Undistributed net investment income...     27,383       19,851         9,477        27,437       41,639        26,572
  Accumulated net realized gain on
     investments........................     28,357       10,763         1,133         5,394        6,020             0
  Unrealized appreciation of
     investments........................     21,761        4,939           528         2,672       21,051             0
                                           --------     --------      --------      --------     --------      --------
Net assets..............................   $ 99,367     $ 48,858      $  7,441      $ 15,804     $ 97,460      $ 24,997
                                           ========     ========      ========      ========     ========      ========
Number of units outstanding*............      1,830          975           327           554        2,330         1,385
                                           --------     --------      --------      --------     --------      --------
Net asset value per unit outstanding*...   $  54.29     $  50.11      $  22.81      $  28.53     $  41.83      $  18.05
                                           ========     ========      ========      ========     ========      ========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                        CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                                   ------------------------------------------------------
                                                                   MONY SERIES FUND, INC.
                                                   ------------------------------------------------------
                                                     MONEY       INTERMEDIATE    LONG TERM     GOVERNMENT
                                                     MARKET       TERM BOND         BOND       SECURITIES
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                   ----------    ------------    ----------    ----------
                     ASSETS
Investments at cost (Note 4).....................  $2,685,879      $299,078       $326,005      $863,223
                                                   ==========      ========       ========      ========
Investments in MONY Series Fund, Inc. at net
  asset value (Note 2)...........................  $2,685,879      $304,533       $337,155      $876,552
                                                   ----------      --------       --------      --------
Net assets.......................................  $2,685,879      $304,533       $337,155      $876,552
                                                   ==========      ========       ========      ========
Net assets consist of:
     Contractholders' net payments...............  $2,795,950      $296,720       $323,607      $862,480
     Cost of insurance and mortality & expense
       risk withdrawals (Note 3).................    (172,880)       (5,229)        (6,020)      (18,284)
     Undistributed net investment income.........      62,809         7,643          8,348        18,492
     Accumulated net realized gain (loss) on
       investments...............................           0           (56)            70           535
     Unrealized appreciation of investments......           0         5,455         11,150        13,329
                                                   ----------      --------       --------      --------
Net assets.......................................  $2,685,879      $304,533       $337,155      $876,552
                                                   ==========      ========       ========      ========
Number of units outstanding*.....................     251,238        28,549         30,651        82,700
                                                   ----------      --------       --------      --------
Net asset value per unit outstanding*............  $    10.69      $  10.67       $  11.00      $  10.60
                                                   ==========      ========       ========      ========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                     CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                        ---------------------------------------------------------------------
                                                            ENTERPRISE ACCUMULATION TRUST
                                        ---------------------------------------------------------------------
                                                                                  INTERNATIONAL    HIGH YIELD
                                          EQUITY      SMALL CAP      MANAGED         GROWTH           BOND
                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                        ----------    ----------    ----------    -------------    ----------
                ASSETS
Investments at cost (Note 4)..........   $33,658       $455,079      $926,260       $225,697        $406,572
                                         =======       ========      ========       ========        ========
Investments in Enterprise Accumulation
  Trust at net asset value (Note 2)...   $33,896       $430,952      $852,315       $228,520        $379,712
                                         -------       --------      --------       --------        --------
Net assets............................   $33,896       $430,952      $852,315       $228,520        $379,712
                                         =======       ========      ========       ========        ========
Net assets consist of:
     Contractholders' net payments....   $29,773       $421,241      $863,191       $218,324        $385,960
     Cost of insurance and mortality &
       expense risk withdrawals
       (Note 3).......................    (4,359)       (11,874)      (24,378)        (7,157)        (10,605)
     Undistributed net investment
       income.........................     1,962         44,291        86,341         14,276          31,562
     Accumulated net realized gain
       (loss) on investments..........     6,282          1,421         1,106            254            (345)
     Unrealized appreciation
       (depreciation) of
       investments....................       238        (24,127)      (73,945)         2,823         (26,860)
                                         -------       --------      --------       --------        --------
Net assets............................   $33,896       $430,952      $852,315       $228,520        $379,712
                                         =======       ========      ========       ========        ========
Number of units outstanding*..........     2,848         34,921        75,641         21,906          34,788
                                         -------       --------      --------       --------        --------
Net asset value per unit
  outstanding*........................   $ 11.90       $  12.34      $  11.27       $  10.43        $  10.91
                                         =======       ========      ========       ========        ========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                      CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                     -----------------------------------------------------------------------------
                                                    DREYFUS                    VAN ECK WORLDWIDE INSURANCE TRUST
                                     --------------------------------------   ------------------------------------
                                                      SMALL                                             WORLDWIDE
                                       CAPITAL       COMPANY       STOCK         HARD      WORLDWIDE     EMERGING
                                     APPRECIATION     STOCK        INDEX        ASSETS        BOND       MARKETS
                                      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                     ------------   ----------   ----------   ----------   ----------   ----------
              ASSETS
Investments at cost (Note 4).......    $413,277      $289,750    $3,270,213     $ 236       $19,355      $31,065
                                       ========      ========    ==========     =====       =======      =======
Investments in Dreyfus at net asset
  value (Note 2)...................    $480,425      $295,679    $3,902,550     $   0       $     0      $     0
Investments in Van Eck Worldwide
  Insurance Trust at net asset
  value (Note 2)...................           0             0             0       211        20,819       25,483
                                       --------      --------    ----------     -----       -------      -------
Net assets.........................    $480,425      $295,679    $3,902,550     $ 211       $20,819      $25,483
                                       ========      ========    ==========     =====       =======      =======
Net assets consist of:
     Contractholders' net
       payments....................    $418,884      $300,532    $3,278,262     $ 249       $19,734      $37,221
     Cost of insurance and
       mortality & expense risk
       withdrawals (Note 3)........     (11,643)      (10,707)      (73,421)       (8)         (409)      (1,847)
     Undistributed net investment
       income......................       3,990         1,046        40,138         0             0          197
     Accumulated net realized gain
       (loss) on investments.......       2,046        (1,121)       25,234        (5)           30       (4,506)
     Unrealized appreciation
       (depreciation) of
       investments.................      67,148         5,929       632,337       (25)        1,464       (5,582)
                                       --------      --------    ----------     -----       -------      -------
Net assets.........................    $480,425      $295,679    $3,902,550     $ 211       $20,819      $25,483
                                       ========      ========    ==========     =====       =======      =======
Number of units outstanding*.......      36,191        32,362       291,990        26         1,873        5,495
                                       --------      --------    ----------     -----       -------      -------
Net asset value per unit
  outstanding*.....................    $  13.27      $   9.14    $    13.37     $8.25       $ 11.11      $  4.64
                                       ========      ========    ==========     =====       =======      =======

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                         CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                                   --------------------------------------------------------
                                                                        T. ROWE PRICE
                                                   --------------------------------------------------------
                                                                                                  PERSONAL
                                                     EQUITY      INTERNATIONAL    NEW AMERICA     STRATEGY
                                                     INCOME          STOCK          GROWTH        BALANCE
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                   ----------    -------------    -----------    ----------
                     ASSETS
Investments at cost (Note 4).....................   $50,488         $14,492         $43,998        $8,992
                                                    =======         =======         =======        ======
Investments in T. Rowe Price at net asset value
  (Note 2).......................................   $49,384         $15,049         $48,220        $8,919
                                                    -------         -------         -------        ------
Net assets.......................................   $49,384         $15,049         $48,220        $8,919
                                                    =======         =======         =======        ======
Net assets consist of:
     Contractholders' net payments...............   $49,520         $14,458         $43,641        $8,738
     Cost of insurance and mortality & expense
       risk withdrawals (Note 3).................      (687)           (200)           (606)         (121)
     Undistributed net investment income.........     1,643             235             953           372
     Accumulated net realized gain (loss) on
       investments...............................        12              (1)             10             3
     Unrealized appreciation (depreciation) of
       investments...............................    (1,104)            557           4,222           (73)
                                                    -------         -------         -------        ------
Net assets.......................................   $49,384         $15,049         $48,220        $8,919
                                                    =======         =======         =======        ======
Number of units outstanding*.....................     4,853           1,427           4,282           856
                                                    -------         -------         -------        ------
Net asset value per unit outstanding*............   $ 10.18         $ 10.54         $ 11.26        $10.41
                                                    =======         =======         =======        ======

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                                                       CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                         ------------------------------------------------------------------------
                                                                  MONY SERIES FUND, INC.
                                         ------------------------------------------------------------------------
                                            MONEY         INTERMEDIATE          LONG TERM          GOVERNMENT
                                            MARKET          TERM BOND             BOND             SECURITIES
                                          SUBACCOUNT       SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                         ------------   -----------------   -----------------   -----------------
                                         FOR THE YEAR    FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                                            ENDED       JANUARY 23, 1998*   JANUARY 23, 1998*   FEBRUARY 9, 1998*
                                         DECEMBER 31,        THROUGH             THROUGH             THROUGH
                                             1998       DECEMBER 31, 1998   DECEMBER 31, 1998   DECEMBER 31, 1998
                                         ------------   -----------------   -----------------   -----------------
Dividend income........................  $    49,821         $ 7,643             $ 8,348            $ 18,492
                                         -----------         -------             -------            --------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales..................    5,606,246           6,353               7,236              76,822
  Cost of shares sold..................   (5,606,246)         (6,409)             (7,166)            (76,287)
                                         -----------         -------             -------            --------
Net realized gain (loss) on
  investments..........................            0             (56)                 70                 535
Net increase in unrealized appreciation
  of investments.......................            0           5,455              11,150              13,329
                                         -----------         -------             -------            --------
Net realized and unrealized gain on
  investments..........................            0           5,399              11,220              13,864
                                         -----------         -------             -------            --------
Net increase in net assets resulting
  from operations......................  $    49,821         $13,042             $19,568            $ 32,356
                                         ===========         =======             =======            ========

---------------
* Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                     CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                        ---------------------------------------------------------------------
                                                            ENTERPRISE ACCUMULATION TRUST
                                        ---------------------------------------------------------------------
                                                                                  INTERNATIONAL    HIGH YIELD
                                          EQUITY      SMALL CAP      MANAGED         GROWTH           BOND
                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                        ----------    ----------    ----------    -------------    ----------
Dividend income.......................   $  1,531      $ 26,454      $ 67,233       $ 11,028        $ 29,756
                                         --------      --------      --------       --------        --------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales.................     46,739        25,047        24,170         19,253          13,117
  Cost of shares sold.................    (40,498)      (23,794)      (23,204)       (18,939)        (13,479)
                                         --------      --------      --------       --------        --------
Net realized gain (loss) on
  investments.........................      6,241         1,253           966            314            (362)
Net increase (decrease) in unrealized
  appreciation of investments.........        (12)      (13,120)      (57,275)         5,752         (26,236)
                                         --------      --------      --------       --------        --------
Net realized and unrealized gain
  (loss) on investments...............      6,229       (11,867)      (56,309)         6,066         (26,598)
                                         --------      --------      --------       --------        --------
Net increase in net assets resulting
  from operations.....................   $  7,760      $ 14,587      $ 10,924       $ 17,094        $  3,158
                                         ========      ========      ========       ========        ========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                              CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                            ------------------------------------------------
                                                DREYFUS
                            ------------------------------------------------
                              CAPITAL        SMALL COMPANY         STOCK
                            APPRECIATION         STOCK             INDEX
                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                            ------------   ------------------   ------------
                            FOR THE YEAR     FOR THE PERIOD     FOR THE YEAR
                               ENDED       FEBRUARY 13, 1998*      ENDED
                            DECEMBER 31,        THROUGH         DECEMBER 31,
                                1998       DECEMBER 31, 1998        1998
                            ------------   ------------------   ------------
Dividend income...........    $  2,695          $ 1,046          $  39,642
                              --------          -------          ---------
Realized and unrealized
  gain (loss) on
  investments (Note 2):
  Proceeds from sales.....      15,339            8,286            282,082
  Cost of shares sold.....     (13,284)          (9,407)          (256,862)
                              --------          -------          ---------
Net realized gain (loss)
  on investments..........       2,055           (1,121)            25,220
Net increase (decrease) in
  unrealized appreciation
  of investments..........      68,575            5,929            632,283
                              --------          -------          ---------
Net realized and
  unrealized gain (loss)
  on
  investments.............      70,630            4,808            657,503
                              --------          -------          ---------
Net increase (decrease) in
  net assets resulting
  from operations.........    $ 73,325          $ 5,854          $ 697,145
                              ========          =======          =========

                                   CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                            ---------------------------------------------------------
                                        VAN ECK WORLDWIDE INSURANCE TRUST
                            ---------------------------------------------------------
                                  HARD              WORLDWIDE           WORLDWIDE
                                 ASSETS                BOND          EMERGING MARKETS
                               SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                            -----------------   ------------------   ----------------
                             FOR THE PERIOD       FOR THE PERIOD       FOR THE YEAR
                             JUNE 15, 1998*     FEBRUARY 13, 1998*        ENDED
                                 THROUGH             THROUGH           DECEMBER 31,
                            DECEMBER 31, 1998   DECEMBER 31, 1998          1998
                            -----------------   ------------------   ----------------
Dividend income...........        $  0                $    0             $   197
                                  ----                ------             -------
Realized and unrealized
  gain (loss) on
  investments (Note 2):
  Proceeds from sales.....          27                   600               4,017
  Cost of shares sold.....         (32)                 (570)             (8,462)
                                  ----                ------             -------
Net realized gain (loss)
  on investments..........          (5)                   30              (4,445)
Net increase (decrease) in
  unrealized appreciation
  of investments..........         (25)                1,464              (1,662)
                                  ----                ------             -------
Net realized and
  unrealized gain (loss)
  on
  investments.............         (30)                1,494              (6,107)
                                  ----                ------             -------
Net increase (decrease) in
  net assets resulting
  from operations.........        $(30)               $1,494             $(5,910)
                                  ====                ======             =======

---------------
* Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                 CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                             ------------------------------------------------------------------------------------
                                                                T. ROWE PRICE
                             ------------------------------------------------------------------------------------
                                   EQUITY            INTERNATIONAL          NEW AMERICA        PERSONAL STRATEGY
                                   INCOME                STOCK                 GROWTH               BALANCE
                                 SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                             ------------------    ------------------    ------------------    ------------------
                               FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                             NOVEMBER 19, 1998*    NOVEMBER 19, 1998*    NOVEMBER 19, 1998*    NOVEMBER 19, 1998*
                                  THROUGH               THROUGH               THROUGH               THROUGH
                             DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                             ------------------    ------------------    ------------------    ------------------
Dividend income............       $ 1,643                $ 235                $   953                $ 372
                                  -------                -----                -------                -----
Realized and unrealized
  gain (loss) on
  investments
  (Note 2):
  Proceeds from sales......         1,211                  351                  1,067                  214
  Cost of shares sold......        (1,199)                (352)                (1,057)                (211)
                                  -------                -----                -------                -----
Net realized gain (loss) on
  investments..............            12                   (1)                    10                    3
Net increase (decrease) in
  unrealized appreciation
  of investments...........        (1,104)                 557                  4,222                  (73)
                                  -------                -----                -------                -----
Net realized and unrealized
  gain (loss) on
  investments..............        (1,092)                 556                  4,232                  (70)
                                  -------                -----                -------                -----
Net increase in net assets
  resulting from
  operations...............       $   551                $ 791                $ 5,185                $ 302
                                  =======                =====                =======                =====

---------------
* Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                               ---------------------------------------------------
                                                             MONY SERIES FUND, INC.
                                               ---------------------------------------------------
                                                           MONEY                   INTERMEDIATE
                                                           MARKET                   TERM BOND
                                                         SUBACCOUNT                 SUBACCOUNT
                                               ------------------------------   ------------------
                                                              FOR THE PERIOD      FOR THE PERIOD
                                               FOR THE YEAR   JULY 10, 1997**   JANUARY 23, 1998**
                                                  ENDED           THROUGH            THROUGH
                                               DECEMBER 31,    DECEMBER 31,        DECEMBER 31,
                                                   1998            1997                1998
                                               ------------   ---------------   ------------------
From operations:
  Net investment income......................  $    49,821      $    12,988          $  7,643
  Net realized gain (loss) on investments....            0                0               (56)
  Net increase in unrealized appreciation of
    investments..............................            0                0             5,455
                                               -----------      -----------          --------
Net increase in net assets resulting from
  operations.................................       49,821           12,988            13,042
                                               -----------      -----------          --------
From unit transactions:
  Net proceeds from the issuance of units....    6,078,380        1,961,819           296,772
  Net asset value of units redeemed or used
    to meet contract obligations.............   (4,286,177)      (1,130,952)           (5,281)
                                               -----------      -----------          --------
Net increase from unit transactions..........    1,792,203          830,867           291,491
                                               -----------      -----------          --------
Net increase in net assets...................    1,842,024          843,855           304,533
Net assets beginning of period...............      843,855                0                 0
                                               -----------      -----------          --------
Net assets end of period*....................  $ 2,685,879      $   843,855          $304,533
                                               ===========      ===========          ========
Units outstanding beginning of period........       83,085                0                 0
Units issued during the period...............      494,235          194,816            29,060
Units redeemed during the period.............     (326,082)        (111,731)             (511)
                                               -----------      -----------          --------
Units outstanding end of period..............      251,238           83,085            28,549
                                               ===========      ===========          ========

---------------
 *Includes undistributed net investment
  income of:.................................  $    62,809      $    12,988          $  7,643
**Commencement of operations.

                                                             CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                               ------------------------------------------------------------------------
                                                       MONY SERIES FUND, INC.            ENTERPRISE ACCUMULATION TRUST
                                               ---------------------------------------   ------------------------------
                                                   LONG TERM            GOVERNMENT
                                                      BOND              SECURITIES                   EQUITY
                                                   SUBACCOUNT           SUBACCOUNT                 SUBACCOUNT
                                               ------------------   ------------------   ------------------------------
                                                 FOR THE PERIOD       FOR THE PERIOD                    FOR THE PERIOD
                                               JANUARY 23, 1998**   FEBRUARY 9, 1998**   FOR THE YEAR   JULY 23, 1997**
                                                    THROUGH              THROUGH            ENDED           THROUGH
                                                  DECEMBER 31,         DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                      1998                 1998              1998            1997
                                               ------------------   ------------------   ------------   ---------------
From operations:
  Net investment income......................       $  8,348             $ 18,492          $ 1,531          $   431
  Net realized gain (loss) on investments....             70                  535            6,241               41
  Net increase in unrealized appreciation of
    investments..............................         11,150               13,329              (12)             250
                                                    --------             --------          -------          -------
Net increase in net assets resulting from
  operations.................................         19,568               32,356            7,760              722
                                                    --------             --------          -------          -------
From unit transactions:
  Net proceeds from the issuance of units....        323,690              886,032           59,447           13,447
  Net asset value of units redeemed or used
    to meet contract obligations.............         (6,103)             (41,836)         (46,311)          (1,169)
                                                    --------             --------          -------          -------
Net increase from unit transactions..........        317,587              844,196           13,136           12,278
                                                    --------             --------          -------          -------
Net increase in net assets...................        337,155              876,552           20,896           13,000
Net assets beginning of period...............              0                    0           13,000                0
                                                    --------             --------          -------          -------
Net assets end of period*....................       $337,155             $876,552          $33,896          $13,000
                                                    ========             ========          =======          =======
Units outstanding beginning of period........              0                    0            1,232                0
Units issued during the period...............         31,230               86,711            5,434            1,345
Units redeemed during the period.............           (579)              (4,011)          (3,818)            (113)
                                                    --------             --------          -------          -------
Units outstanding end of period..............         30,651               82,700            2,848            1,232
                                                    ========             ========          =======          =======
---------------
 *Includes undistributed net investment
  income of:.................................       $  8,348             $ 18,492          $ 1,962          $   431
**Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                             ---------------------------------------------------------------
                                                              ENTERPRISE ACCUMULATION TRUST
                                             ---------------------------------------------------------------
                                                       SMALL CAP                         MANAGED
                                                       SUBACCOUNT                       SUBACCOUNT
                                             ------------------------------   ------------------------------
                                                            FOR THE PERIOD                   FOR THE PERIOD
                                             FOR THE YEAR   JULY 23, 1997**   FOR THE YEAR   JULY 23, 1997**
                                                ENDED           THROUGH          ENDED           THROUGH
                                             DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                 1998            1997             1998            1997
                                             ------------   ---------------   ------------   ---------------
From operations:
  Net investment income....................    $ 26,454        $ 17,837         $ 67,233        $ 19,108
  Net realized gain (loss) on
    investments............................       1,253             168              966             140
  Net increase (decrease) in unrealized
    appreciation of investments............     (13,120)        (11,007)         (57,275)        (16,670)
                                               --------        --------         --------        --------
Net increase in net assets resulting from
  operations...............................      14,587           6,998           10,924           2,578
                                               --------        --------         --------        --------
From unit transactions:
  Net proceeds from the issuance of
    units..................................     230,882         205,099          442,750         423,645
  Net asset value of units redeemed or used
    to meet contract obligations...........     (24,242)         (2,372)         (22,989)         (4,593)
                                               --------        --------         --------        --------
Net increase from unit transactions........     206,640         202,727          419,761         419,052
                                               --------        --------         --------        --------
Net increase in net assets.................     221,227         209,725          430,685         421,630
Net assets beginning of period.............     209,725               0          421,630               0
                                               --------        --------         --------        --------
Net assets end of period*..................    $430,952        $209,725         $852,315        $421,630
                                               ========        ========         ========        ========
Units outstanding beginning of period......      18,628               0           40,391               0
Units issued during the period.............      18,280          18,848           37,287          40,836
Units redeemed during the period...........      (1,987)           (220)          (2,037)           (445)
                                               --------        --------         --------        --------
Units outstanding end of period............      34,921          18,628           75,641          40,391
                                               ========        ========         ========        ========

---------------
 *Includes undistributed net investment
  income of:...............................    $ 44,291        $ 17,837         $ 86,341        $ 19,108
**Commencement of operations.

                                                       CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                             ---------------------------------------------------------------
                                                              ENTERPRISE ACCUMULATION TRUST
                                             ---------------------------------------------------------------
                                                  INTERNATIONAL GROWTH               HIGH YIELD BOND
                                                       SUBACCOUNT                       SUBACCOUNT
                                             ------------------------------   ------------------------------
                                                            FOR THE PERIOD                   FOR THE PERIOD
                                             FOR THE YEAR   JULY 23, 1997**   FOR THE YEAR   JULY 23, 1997**
                                                ENDED           THROUGH          ENDED           THROUGH
                                             DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                 1998            1997             1998            1997
                                             ------------   ---------------   ------------   ---------------
From operations:
  Net investment income....................    $ 11,028        $  3,248         $ 29,756        $  1,806
  Net realized gain (loss) on
    investments............................         314             (60)            (362)             17
  Net increase (decrease) in unrealized
    appreciation of investments............       5,752          (2,929)         (26,236)           (624)
                                               --------        --------         --------        --------
Net increase in net assets resulting from
  operations...............................      17,094             259            3,158           1,199
                                               --------        --------         --------        --------
From unit transactions:
  Net proceeds from the issuance of
    units..................................     120,360         110,383          232,444         157,186
  Net asset value of units redeemed or used
    to meet contract obligations...........     (18,780)           (796)         (12,715)         (1,560)
                                               --------        --------         --------        --------
Net increase from unit transactions........     101,580         109,587          219,729         155,626
                                               --------        --------         --------        --------
Net increase in net assets.................     118,674         109,846          222,887         156,825
Net assets beginning of period.............     109,846               0          156,825               0
                                               --------        --------         --------        --------
Net assets end of period*..................    $228,520        $109,846         $379,712        $156,825
                                               ========        ========         ========        ========
Units outstanding beginning of period......      12,091               0           14,882               0
Units issued during the period.............      11,665          12,113           21,095          15,033
Units redeemed during the period...........      (1,850)            (22)          (1,189)           (151)
                                               --------        --------         --------        --------
Units outstanding end of period............      21,906          12,091           34,788          14,882
                                               ========        ========         ========        ========
---------------
 *Includes undistributed net investment
  income of:...............................    $ 14,276        $  3,248         $ 31,562        $  1,806
**Commencement of operations.


                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                                -------------------------------------------------------------------
                                                                              DREYFUS
                                                -------------------------------------------------------------------
                                                           CAPITAL                  SMALL COMPANY         STOCK
                                                         APPRECIATION                   STOCK             INDEX
                                                          SUBACCOUNT                 SUBACCOUNT         SUBACCOUNT
                                                ------------------------------   -------------------   ------------
                                                               FOR THE PERIOD      FOR THE PERIOD
                                                FOR THE YEAR   JULY 23, 1997**   FEBRUARY 13, 1998**   FOR THE YEAR
                                                   ENDED           THROUGH             THROUGH            ENDED
                                                DECEMBER 31,    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                    1998            1997                1998               1998
                                                ------------   ---------------   -------------------   ------------
From operations:
  Net investment income.......................    $  2,695        $  1,295            $  1,046          $   39,642
  Net realized gain (loss) on investments.....       2,055              (9)             (1,121)             25,220
  Net increase (decrease) in unrealized
    appreciation of investments...............      68,575          (1,427)              5,929             632,283
                                                  --------        --------            --------          ----------
  Net increase (decrease) in net assets
    resulting from operations.................      73,325            (141)              5,854             697,145
                                                  --------        --------            --------          ----------
From unit transactions:
  Net proceeds from the issuance of units.....     265,531         157,623             296,497           3,380,123
  Net asset value of units redeemed or used to
    meet contract obligations.................     (14,387)         (1,526)             (6,672)           (187,687)
                                                  --------        --------            --------          ----------
Net increase from unit transactions...........     251,144         156,097             289,825           3,192,436
                                                  --------        --------            --------          ----------
Net increase in net assets....................     324,469         155,956             295,679           3,889,581
Net assets beginning of period................     155,956               0                   0              12,969
                                                  --------        --------            --------          ----------
Net assets end of period*.....................    $480,425        $155,956            $295,679          $3,902,550
                                                  ========        ========            ========          ==========
Units outstanding beginning of period.........      15,519               0                   0               1,244
Units issued during the period................      22,391          15,672              33,108             306,624
Units redeemed during the period..............      (1,719)           (153)               (746)            (15,878)
                                                  --------        --------            --------          ----------
Units outstanding end of period...............      36,191          15,519              32,362             291,990
                                                  ========        ========            ========          ==========

---------------
 *Includes undistributed net investment income
  of:.........................................    $  3,990        $  1,295            $  1,046          $   40,138
**Commencement of operations.

                                                      CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                                -------------------------------------------------------
                                                    DREYFUS         VAN ECK WORLDWIDE INSURANCE TRUST
                                                ---------------   -------------------------------------
                                                     STOCK             HARD              WORLDWIDE
                                                     INDEX            ASSETS               BOND
                                                  SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                ---------------   ---------------   -------------------
                                                FOR THE PERIOD    FOR THE PERIOD      FOR THE PERIOD
                                                JULY 23, 1997**   JUNE 15, 1998**   FEBRUARY 13, 1998**
                                                    THROUGH           THROUGH             THROUGH
                                                 DECEMBER 31,      DECEMBER 31,        DECEMBER 31,
                                                     1997              1998                1998
                                                ---------------   ---------------   -------------------
From operations:
  Net investment income.......................      $   496            $  0               $     0
  Net realized gain (loss) on investments.....           14              (5)                   30
  Net increase (decrease) in unrealized
    appreciation of investments...............           54             (25)                1,464
                                                    -------            ----               -------
  Net increase (decrease) in net assets
    resulting from operations.................          564             (30)                1,494
                                                    -------            ----               -------
From unit transactions:
  Net proceeds from the issuance of units.....       13,566             249                19,806
  Net asset value of units redeemed or used to
    meet contract obligations.................       (1,161)             (8)                 (481)
                                                    -------            ----               -------
Net increase from unit transactions...........       12,405             241                19,325
                                                    -------            ----               -------
Net increase in net assets....................       12,969             211                20,819
Net assets beginning of period................            0               0                     0
                                                    -------            ----               -------
Net assets end of period*.....................      $12,969            $211               $20,819
                                                    =======            ====               =======
Units outstanding beginning of period.........            0               0                     0
Units issued during the period................        1,357              27                 1,919
Units redeemed during the period..............         (113)             (1)                  (46)
                                                    -------            ----               -------
Units outstanding end of period...............        1,244              26                 1,873
                                                    =======            ====               =======
---------------
 *Includes undistributed net investment income
  of:.........................................      $   496            $  0               $     0
**Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                                   ----------------------------------------------------
                                                         VAN ECK WORLDWIDE
                                                          INSURANCE TRUST              T. ROWE PRICE
                                                   ------------------------------   -------------------
                                                             WORLDWIDE                    EQUITY
                                                          EMERGING MARKETS                INCOME
                                                             SUBACCOUNT                 SUBACCOUNT
                                                   ------------------------------   -------------------
                                                                  FOR THE PERIOD      FOR THE PERIOD
                                                   FOR THE YEAR   JULY 23, 1997**   NOVEMBER 19, 1998**
                                                      ENDED           THROUGH             THROUGH
                                                   DECEMBER 31,    DECEMBER 31,        DECEMBER 31,
                                                       1998            1997                1998
                                                   ------------   ---------------   -------------------
From operations:
  Net investment income..........................    $   197          $     0             $ 1,643
  Net realized gain (loss) on investments........     (4,445)             (61)                 12
  Net increase (decrease) in unrealized
    appreciation of investments..................     (1,662)          (3,920)             (1,104)
                                                     -------          -------             -------
Net increase in net assets resulting from
  operations.....................................     (5,910)          (3,981)                551
                                                     -------          -------             -------
From unit transactions:
  Net proceeds from the issuance of units........     22,510           17,333              49,656
  Net asset value of units redeemed or used to
    meet contract obligations....................     (3,996)            (473)               (823)
                                                     -------          -------             -------
Net increase from unit transactions..............     18,514           16,860              48,833
                                                     -------          -------             -------
Net increase in net assets.......................     12,604           12,879              49,384
Net assets beginning of period...................     12,879                0                   0
                                                     -------          -------             -------
Net assets end of period*........................    $25,483          $12,879             $49,384
                                                     =======          =======             =======
Units outstanding beginning of period............      1,829                0                   0
Units issued during the period...................      4,961            1,883               4,934
Units redeemed during the period.................     (1,295)             (54)                (81)
                                                     -------          -------             -------
Units outstanding end of period..................      5,495            1,829               4,853
                                                     =======          =======             =======

---------------
 *Includes undistributed net investment income
  of:............................................    $   197          $     0             $ 1,643
  **Commencement of operations.

                                                             CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                                   ---------------------------------------------------------------

                                                                            T. ROWE PRICE
                                                   ---------------------------------------------------------------
                                                      INTERNATIONAL          NEW AMERICA        PERSONAL STRATEGY
                                                          STOCK                GROWTH                BALANCE
                                                       SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                   -------------------   -------------------   -------------------
                                                     FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                                   NOVEMBER 19, 1998**   NOVEMBER 19, 1998**   NOVEMBER 19, 1998**
                                                         THROUGH               THROUGH               THROUGH
                                                      DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                                          1998                  1998                  1998
                                                   -------------------   -------------------   -------------------
From operations:
  Net investment income..........................        $   235               $   953               $   372
  Net realized gain (loss) on investments........             (1)                   10                     3
  Net increase (decrease) in unrealized
    appreciation of investments..................            557                 4,222                   (73)
                                                         -------               -------               -------
Net increase in net assets resulting from
  operations.....................................            791                 5,185                   302
                                                         -------               -------               -------
From unit transactions:
  Net proceeds from the issuance of units........         14,497                43,761                 8,762
  Net asset value of units redeemed or used to
    meet contract obligations....................           (239)                 (726)                 (145)
                                                         -------               -------               -------
Net increase from unit transactions..............         14,258                43,035                 8,617
                                                         -------               -------               -------
Net increase in net assets.......................         15,049                48,220                 8,919
Net assets beginning of period...................              0                     0                     0
                                                         -------               -------               -------
Net assets end of period*........................        $15,049               $48,220               $ 8,919
                                                         =======               =======               =======
Units outstanding beginning of period............              0                     0                     0
Units issued during the period...................          1,451                 4,354                   870
Units redeemed during the period.................            (24)                  (72)                  (14)
                                                         -------               -------               -------
Units outstanding end of period..................          1,427                 4,282                   856
                                                         =======               =======               =======
---------------
 *Includes undistributed net investment income
  of:............................................        $   235               $   953               $   372
  **Commencement of operations.


                        See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Insurance Policies, which include Variable Life Insurance (Strategist), Variable Universal Life (MONYEquity Master and MONY Custom Equity Master) and Corporate Sponsored Variable Universal Life Insurance Policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related only to the Corporate Sponsored Variable Universal Life Insurance Policies is presented here.

     There are currently nineteen Corporate Sponsored Variable Universal Subaccounts within the Variable Account, each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), the Dreyfus Investment Fund ("Dreyfus Fund"), the Dreyfus Stock Index Fund ("Dreyfus Index Fund"), and the Van Eck Worldwide Insurance Trust ("Van Eck Trust") (collectively, the "Funds"). The subaccounts of the Corporate Sponsored Variable Universal Life commenced operations during 1997 and 1998. The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Funds are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Investment:

     The investment in shares of each of the respective portfolios is stated at value which is the net asset values of the Funds. Except for the Money Market Portfolios, net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset values are based on amortized cost of the securities held, which approximates value.

     Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets held by the Variable Account.

     Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, mortality and expense risk charge and, if applicable, the cost of any optional benefits added by riders are deducted on each monthly date from the cash value of the contract to compensate MONY America. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Corporate Sponsored Variable Universal Life Subaccounts for 1998 aggregated $279,079.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     As investment adviser to the Fund, MONY America receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in the MONY Series Funds, Inc. at cost, at December 31, 1998 consist of the following:

                                                MONEY       INTERMEDIATE    LONG TERM    GOVERNMENT
                                               MARKET        TERM BOND        BOND       SECURITIES
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
                                             -----------    ------------    ---------    ----------
Shares beginning of year:
  Shares...................................      843,855             0             0             0
  Amount...................................  $   843,855      $      0      $      0      $      0
                                             -----------      --------      --------      --------
Shares acquired:
  Shares...................................    7,398,449        26,737        23,678        83,672
  Amount...................................  $ 7,398,449      $297,844      $324,823      $921,018
Shares received for reinvestment of
  dividends:
  Shares...................................       49,821           714           641         1,748
  Amount...................................  $    49,821      $  7,643      $  8,348      $ 18,492
Shares redeemed:
  Shares...................................   (5,606,246)         (572)         (525)       (6,946)
  Amount...................................  $(5,606,246)     $ (6,409)     $ (7,166)     $(76,287)
                                             -----------      --------      --------      --------
Net change:
  Shares...................................    1,842,024        26,879        23,794        78,474
  Amount...................................  $ 1,842,024      $299,078      $326,005      $863,223
                                             -----------      --------      --------      --------
Shares end of year:
  Shares...................................    2,685,879        26,879        23,794        78,474
  Amount...................................  $ 2,685,879      $299,078      $326,005      $863,223
                                             ===========      ========      ========      ========

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                              SMALL COMPANY                 INTERNATIONAL    HIGH YIELD
                                  EQUITY          VALUE         MANAGED        GROWTH           BOND
                                 PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                 ---------    -------------    ---------    -------------    ----------
Shares beginning of year:
  Shares.......................       370          7,855         10,339         17,774          27,465
  Amount.......................  $ 12,750       $220,732       $438,300       $112,775        $157,449
                                 --------       --------       --------       --------        --------
Shares acquired:
  Shares.......................     1,696          7,762          9,584         17,233          40,190
  Amount.......................  $ 59,875       $231,687       $443,931       $120,833        $232,846
Shares received for
  reinvestment of dividends:
  Shares.......................        42          1,010          1,658          1,699           5,435
  Amount.......................  $  1,531       $ 26,454       $ 67,233       $ 11,028        $ 29,756
Shares redeemed:
  Shares.......................    (1,187)          (876)          (567)        (2,801)         (2,380)
  Amount.......................  $(40,498)      $(23,794)      $(23,204)      $(18,939)       $(13,479)
                                 --------       --------       --------       --------        --------
Net change:
  Shares.......................       551          7,896         10,675         16,131          43,245
  Amount.......................  $ 20,908       $234,347       $487,960       $112,922        $249,123
                                 --------       --------       --------       --------        --------
Shares end of year:
  Shares.......................       921         15,751         21,014         33,905          70,710
  Amount.......................  $ 33,658       $455,079       $926,260       $225,697        $406,572
                                 ========       ========       ========       ========        ========

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in Dreyfus and Van Eck Worldwide Insurance Trust at cost, at December 31, 1998 consist of the following:

                                              DREYFUS                          VAN ECK WORLDWIDE INSURANCE TRUST
                            -------------------------------------------    ------------------------------------------
                              CAPITAL       SMALL COMPANY      STOCK         HARD       WORLDWIDE       WORLDWIDE
                            APPRECIATION        STOCK          INDEX        ASSETS        BOND       EMERGING MARKETS
                             PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO       PORTFOLIO
                            ------------    -------------    ----------    ---------    ---------    ----------------
Shares beginning of year:
  Shares..................       5,590               0              503         0              0           1,171
  Amount..................    $157,383        $      0       $   12,915      $  0        $     0         $16,799
                              --------        --------       ----------      ----        -------         -------
Shares acquired:
  Shares..................       8,112          20,093          128,278        26          1,747           2,930
  Amount..................    $266,483        $298,111       $3,474,518      $268        $19,925         $22,531
Shares received for
  reinvestment of
  dividends:
  Shares..................          77              68            1,333         0              0              20
  Amount..................    $  2,695        $  1,046       $   39,642      $  0        $     0         $   197
Shares redeemed:
  Shares..................        (475)           (567)         (10,110)       (3)           (52)           (542)
  Amount..................    $(13,284)       $ (9,407)      $ (256,862)     $(32)       $  (570)        $(8,462)
                              --------        --------       ----------      ----        -------         -------
Net change:
  Shares..................       7,714          19,594          119,501        23          1,695           2,408
  Amount..................    $255,894        $289,750       $3,257,298      $236        $19,355         $14,266
                              --------        --------       ----------      ----        -------         -------
Shares end of year:
  Shares..................      13,304          19,594          120,004        23          1,695           3,579
  Amount..................    $413,277        $289,750       $3,270,213      $236        $19,355         $31,065
                              ========        ========       ==========      ====        =======         =======

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in T. Rowe Price at cost, at December 31, 1998 consist of the following:

                                            EQUITY      INTERNATIONAL    NEW AMERICA    PERSONAL STRATEGY
                                            INCOME          STOCK          GROWTH            BALANCE
                                           PORTFOLIO      PORTFOLIO       PORTFOLIO         PORTFOLIO
                                           ---------    -------------    -----------    -----------------
Shares beginning of year:
  Shares.................................         0              0               0                0
  Amount.................................   $     0        $     0         $     0           $    0
                                            -------        -------         -------           ------
Shares acquired:
  Shares.................................     2,539          1,045           1,953              541
  Amount.................................   $50,044        $14,609         $44,102           $8,831
Shares received for reinvestment of
  dividends:
  Shares.................................        87             17              43               24
  Amount.................................   $ 1,643        $   235         $   953           $  372
Shares redeemed:
  Shares.................................       (61)           (25)            (47)             (13)
  Amount.................................   $(1,199)       $  (352)        $(1,057)          $ (211)
                                            -------        -------         -------           ------
Net change:
  Shares.................................     2,565          1,037           1,949              552
  Amount.................................   $50,488        $14,492         $43,998           $8,992
                                            -------        -------         -------           ------
Shares end of year:
  Shares.................................     2,565          1,037           1,949              552
  Amount.................................   $50,488        $14,492         $43,998           $8,992
                                            =======        =======         =======           ======

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                      MONYEQUITY MASTER
                                     ---------------------------------------------------
                                                   MONY SERIES FUND, INC.
                                     ---------------------------------------------------
                                     GOVERNMENT   INTERMEDIATE   LONG TERM      MONEY
                                     SECURITIES    TERM BOND        BOND        MARKET
                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                     ----------   ------------   ----------   ----------
ASSETS
Investments at cost (Note 4).......   $48,770       $22,942       $117,890     $357,058
                                      =======       =======       ========     ========
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)...................   $     0       $     0       $      0     $      0
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2)...............................    48,889        23,955        120,287      357,058
Amount due from MONY...............         0             0             12       34,123
Amount due from MONY Series Fund,
  Inc..............................        14             0             29           29
Amount due from Enterprise
  Accumulation Trust...............         0             0              0            0
                                      -------       -------       --------     --------
        Total assets...............    48,903        23,955        120,328      391,210
                                      -------       -------       --------     --------
LIABILITIES
Amount due to MONY.................        14             0             29           29
Amount due to MONY Series Fund,
  Inc..............................         0             0             12       34,123
Amount due to Enterprise
  Accumulation Trust...............         0             0              0            0
                                      -------       -------       --------     --------
        Total liabilities..........        14             0             41       34,152
                                      -------       -------       --------     --------
Net assets.........................   $48,889       $23,955       $120,287     $357,058
                                      =======       =======       ========     ========
Net assets consist of:
  Contractholders' net payments....   $53,947       $26,546       $127,347     $375,789
  Cost of insurance withdrawals
    (Note 3).......................    (6,646)       (3,763)       (17,224)     (28,108)
  Undistributed net investment
    income.........................       400            84          3,142        9,377
  Accumulated net realized gain on
    investments....................     1,069            75          4,625            0
  Unrealized appreciation
    (depreciation) of
    investments....................       119         1,013          2,397            0
                                      -------       -------       --------     --------
Net assets.........................   $48,889       $23,955       $120,287     $357,058
                                      =======       =======       ========     ========
Number of units outstanding*.......     4,352         2,101          9,848       32,517
                                      -------       -------       --------     --------
Net asset value per unit
  outstanding*.....................   $ 11.23       $ 11.40       $  12.21     $  10.98
                                      =======       =======       ========     ========

                                                             MONYEQUITY MASTER
                                     -----------------------------------------------------------------
                                                       ENTERPRISE ACCUMULATION TRUST
                                     -----------------------------------------------------------------
                                                                            INTERNATIONAL   HIGH YIELD
                                       EQUITY     SMALL CAP     MANAGED        GROWTH          BOND
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                     ----------   ----------   ----------   -------------   ----------
ASSETS
Investments at cost (Note 4).......  $2,667,340   $1,074,770   $5,115,956     $362,232       $270,366
                                     ==========   ==========   ==========     ========       ========
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)...................  $2,669,685   $1,051,494   $4,894,170     $370,670       $258,665
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2)...............................          0            0            0             0              0
Amount due from MONY...............      1,826        1,586        4,436            27             66
Amount due from MONY Series Fund,
  Inc..............................          0            0            0             0              0
Amount due from Enterprise
  Accumulation Trust...............        592          448        2,693           367            165
                                     ----------   ----------   ----------     --------       --------
        Total assets...............  2,672,103    1,053,528    4,901,299       371,064        258,896
                                     ----------   ----------   ----------     --------       --------
LIABILITIES
Amount due to MONY.................        592          448        2,693           367            165
Amount due to MONY Series Fund,
  Inc..............................          0            0            0             0              0
Amount due to Enterprise
  Accumulation Trust...............      1,826        1,586        4,436            27             66
                                     ----------   ----------   ----------     --------       --------
        Total liabilities..........      2,418        2,034        7,129           394            231
                                     ----------   ----------   ----------     --------       --------
Net assets.........................  $2,669,685   $1,051,494   $4,894,170     $370,670       $258,665
                                     ==========   ==========   ==========     ========       ========
Net assets consist of:
  Contractholders' net payments....  $2,842,682   $1,145,573   $5,297,804     $390,984       $284,680
  Cost of insurance withdrawals
    (Note 3).......................   (378,183)    (166,004)    (763,092)      (53,413)       (36,369)
  Undistributed net investment
    income.........................    138,113       74,863      438,999        19,092         20,386
  Accumulated net realized gain on
    investments....................     64,728       20,338      142,245         5,569          1,669
  Unrealized appreciation
    (depreciation) of
    investments....................      2,345      (23,276)    (221,786)        8,438        (11,701)
                                     ----------   ----------   ----------     --------       --------
Net assets.........................  $2,669,685   $1,051,494   $4,894,170     $370,670       $258,665
                                     ==========   ==========   ==========     ========       ========
Number of units outstanding*.......    193,933       64,856      347,392        30,978         22,083
                                     ----------   ----------   ----------     --------       --------
Net asset value per unit
  outstanding*.....................  $   13.77    $   16.21    $   14.09      $  11.97       $  11.71
                                     ==========   ==========   ==========     ========       ========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                            STRATEGIST
                                          ------------------------------------------------------------------------------
                                                                      MONY SERIES FUND INC.
                                          ------------------------------------------------------------------------------
                                            EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                            GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                          ----------   ----------   ------------   ----------   -----------   ----------
Dividend income.........................   $13,809      $ 7,362        $ 369        $   844       $19,262      $ 1,463
Mortality and expense risk charges (Note
  3)....................................      (522)        (278)         (44)           (92)         (521)        (169)
                                           -------      -------        -----        -------       -------      -------
Net investment income...................    13,287        7,084          325            752        18,741        1,294
                                           -------      -------        -----        -------       -------      -------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales...................     9,573        7,328          548          1,209         4,025        7,187
  Cost of shares sold...................    (6,043)      (6,176)        (505)        (1,052)       (2,713)      (7,187)
                                           -------      -------        -----        -------       -------      -------
Net realized gain on investments........     3,530        1,152           43            157         1,312            0
Net increase (decrease) in unrealized
  appreciation of investments...........     2,645       (3,246)         109            481        (1,726)           0
                                           -------      -------        -----        -------       -------      -------
Net realized and unrealized gain (loss)
  on investments........................     6,175       (2,094)         152            638          (414)           0
                                           -------      -------        -----        -------       -------      -------
Net increase in net assets resulting
  from operations.......................   $19,462      $ 4,990        $ 477        $ 1,390       $18,327      $ 1,294
                                           =======      =======        =====        =======       =======      =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                      MONYEQUITY MASTER
                                     ----------------------------------------------------
                                                    MONY SERIES FUND, INC.
                                     ----------------------------------------------------
                                     GOVERNMENT   INTERMEDIATE   LONG TERM       MONEY
                                     SECURITIES    TERM BOND        BOND        MARKET
                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                     ----------   ------------   ----------   -----------
Dividend income....................   $    587      $   199       $  2,834    $     7,447
Mortality and expense risk charges
  (Note 3).........................       (155)        (115)          (582)        (1,083)
                                      --------      -------       --------    -----------
Net investment income..............        432           84          2,252          6,364
                                      --------      -------       --------    -----------
Realized and unrealized gain (loss)
  on investments (Note 2):
  Proceeds from sales..............     56,069        4,970         75,552      2,884,707
  Cost of shares sold..............    (55,032)      (4,922)       (70,885)    (2,884,707)
                                      --------      -------       --------    -----------
Net realized gain (loss) on
  investments......................      1,037           48          4,667              0
Net increase (decrease) in
  unrealized appreciation of
  investments......................       (183)         936             95              0
                                      --------      -------       --------    -----------
Net realized and unrealized gain
  (loss) on investments............        854          984          4,762              0
                                      --------      -------       --------    -----------
Net increase in net assets
  resulting from operations........   $  1,286      $ 1,068       $  7,014    $     6,364
                                      ========      =======       ========    ===========

                                                             MONYEQUITY MASTER
                                     -----------------------------------------------------------------
                                                       ENTERPRISE ACCUMULATION TRUST
                                     -----------------------------------------------------------------
                                                                            INTERNATIONAL   HIGH YIELD
                                       EQUITY     SMALL CAP     MANAGED        GROWTH          BOND
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                     ----------   ----------   ----------   -------------   ----------
Dividend income....................   $115,911    $  61,111    $ 366,308      $ 16,471       $ 17,306
Mortality and expense risk charges
  (Note 3).........................    (14,367)      (4,630)     (27,327)       (1,860)        (1,289)
                                      --------    ---------    ---------      --------       --------
Net investment income..............    101,544       56,481      338,981        14,611         16,017
                                      --------    ---------    ---------      --------       --------
Realized and unrealized gain (loss)
  on investments (Note 2):
  Proceeds from sales..............    435,132      222,873      960,886        78,120         55,473
  Cost of shares sold..............   (403,167)    (213,828)    (873,457)      (79,021)       (55,495)
                                      --------    ---------    ---------      --------       --------
Net realized gain (loss) on
  investments......................     31,965        9,045       87,429          (901)           (22)
Net increase (decrease) in
  unrealized appreciation of
  investments......................      1,665      (23,869)    (225,085)       18,656        (12,950)
                                      --------    ---------    ---------      --------       --------
Net realized and unrealized gain
  (loss) on investments............     33,630      (14,824)    (137,656)       17,755        (12,972)
                                      --------    ---------    ---------      --------       --------
Net increase in net assets
  resulting from operations........   $135,174    $  41,657    $ 201,325      $ 32,366       $  3,045
                                      ========    =========    =========      ========       ========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       STRATEGIST
                                     -------------------------------------------------------------------------------
                                                                 MONY SERIES FUND, INC.
                                     -------------------------------------------------------------------------------
                                       EQUITY GROWTH        EQUITY INCOME      INTERMEDIATE TERM    LONG TERM BOND
                                         SUBACCOUNT           SUBACCOUNT        BOND SUBACCOUNT       SUBACCOUNT
                                     ------------------   ------------------   -----------------   -----------------
                                      1998       1997      1998       1997      1998      1997      1998      1997
                                     -------   --------   -------   --------   -------   -------   -------   -------
From operations:
  Net investment income............  $13,287   $  4,971   $ 7,084   $  3,937   $  325    $  343    $   752   $   752
  Net realized gain on
    investments....................    3,530      5,544     1,152      3,331       43        27        157        66
  Net increase (decrease) in
    unrealized appreciation of
    investments....................    2,645      7,657    (3,246)     3,274      109        97        481       884
                                     -------   --------   -------   --------   ------    ------    -------   -------
Net increase in net assets
  resulting from operations........   19,462     18,172     4,990     10,542      477       467      1,390     1,702
                                     -------   --------   -------   --------   ------    ------    -------   -------
From unit transactions:
  Net proceeds from the issuance of
    units..........................    8,754     15,902     7,517     10,731      407       407        646       618
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (7,677)   (13,078)   (6,714)   (11,293)    (504)     (463)    (1,117)   (1,039)
                                     -------   --------   -------   --------   ------    ------    -------   -------
Net increase (decrease) from unit
  transactions.....................    1,077      2,824       803       (562)     (97)      (56)      (471)     (421)
                                     -------   --------   -------   --------   ------    ------    -------   -------
Net increase (decrease) in net
  assets...........................   20,539     20,996     5,793      9,980      380       411        919     1,281
Net assets beginning of year.......   78,828     57,832    43,065     33,085    7,061     6,650     14,885    13,604
                                     -------   --------   -------   --------   ------    ------    -------   -------
Net assets end of year*............  $99,367   $ 78,828   $48,858   $ 43,065   $7,441    $7,061    $15,804   $14,885
                                     =======   ========   =======   ========   ======    ======    =======   =======
Units outstanding beginning of
  year.............................    1,811      1,726       962        965      331       333        571       588
Units issued during the year.......      187        428       162        282       19        20         24        26
Units redeemed during the year.....     (168)      (343)     (149)      (285)     (23)      (22)       (41)      (43)
                                     -------   --------   -------   --------   ------    ------    -------   -------
Units outstanding end of year......    1,830      1,811       975        962      327       331        554       571
                                     =======   ========   =======   ========   ======    ======    =======   =======

---------------
* Includes undistributed net
  investment income of:              $27,383   $ 14,096   $19,851   $ 12,767   $9,477    $9,152    $27,437   $26,685

                                                  STRATEGIST
                                     -------------------------------------
                                            MONY SERIES FUND, INC.
                                     -------------------------------------
                                        DIVERSIFIED        MONEY MARKET
                                        SUBACCOUNT          SUBACCOUNT
                                     -----------------   -----------------
                                      1998      1997      1998      1997
                                     -------   -------   -------   -------
From operations:
  Net investment income............  $18,741   $ 5,074   $ 1,294   $ 1,394
  Net realized gain on
    investments....................    1,312     1,485         0         0
  Net increase (decrease) in
    unrealized appreciation of
    investments....................   (1,726)    9,311         0         0
                                     -------   -------   -------   -------
Net increase in net assets
  resulting from operations........   18,327    15,870     1,294     1,394
                                     -------   -------   -------   -------
From unit transactions:
  Net proceeds from the issuance of
    units..........................    2,164     2,162       242       967
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (3,504)   (3,376)   (7,011)   (2,652)
                                     -------   -------   -------   -------
Net increase (decrease) from unit
  transactions.....................   (1,340)   (1,214)   (6,769)   (1,685)
                                     -------   -------   -------   -------
Net increase (decrease) in net
  assets...........................   16,987    14,656    (5,475)     (291)
Net assets beginning of year.......   80,473    65,817    30,472    30,763
                                     -------   -------   -------   -------
Net assets end of year*............  $97,460   $80,473   $24,997   $30,472
                                     =======   =======   =======   =======
Units outstanding beginning of
  year.............................    2,366     2,404     1,767     1,867
Units issued during the year.......       58        69        14        59
Units redeemed during the year.....      (94)     (107)     (396)     (159)
                                     -------   -------   -------   -------
Units outstanding end of year......    2,330     2,366     1,385     1,767
                                     =======   =======   =======   =======
---------------
* Includes undistributed net
  investment income of:              $41,639   $22,898   $26,572   $25,278

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          MONYEQUITY MASTER
                                     --------------------------------------------------------------------------------------------
                                                                        MONY SERIES FUND, INC.
                                     --------------------------------------------------------------------------------------------
                                                GOVERNMENT                     INTERMEDIATE                    LONG TERM
                                                SECURITIES                       TERM BOND                       BOND
                                                SUBACCOUNT                      SUBACCOUNT                    SUBACCOUNT
                                     --------------------------------   ---------------------------   ---------------------------
                                                     FOR THE PERIOD
                                     FOR THE YEAR   MARCH 24, 1997**    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED            THROUGH           ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1998             1997              1998           1997           1998           1997
                                     ------------   -----------------   ------------   ------------   ------------   ------------
From operations:
  Net investment income (loss).....    $   432           $   (32)         $    84         $    0        $  2,252       $   892
  Net realized gain (loss) on
    investments....................      1,037                32               48             27           4,667           (42)
  Net increase (decrease) in
    unrealized appreciation of
    investments....................       (183)              302              936             77              95         2,367
                                       -------           -------          -------         ------        --------       -------
Net increase in net assets
  resulting from operations........      1,286               302            1,068            104           7,014         3,217
                                       -------           -------          -------         ------        --------       -------
From unit transactions:
  Net proceeds from the issuance of
    units..........................     65,090            13,868           25,294          2,923         117,542        28,471
  Net asset value of units redeemed
    or used to meet contract
    obligations....................    (30,558)           (1,099)          (4,660)          (813)        (45,844)       (2,195)
                                       -------           -------          -------         ------        --------       -------
Net increase from unit
  transactions.....................     34,532            12,769           20,634          2,110          71,698        26,276
                                       -------           -------          -------         ------        --------       -------
Net increase in net assets.........     35,818            13,071           21,702          2,214          78,712        29,493
Net assets beginning of period.....     13,071                 0            2,253             39          41,575        12,082
                                       -------           -------          -------         ------        --------       -------
Net assets end of period*..........    $48,889           $13,071          $23,955         $2,253        $120,287       $41,575
                                       =======           =======          =======         ======        ========       =======
Units outstanding beginning of
  period...........................      1,234                 0              211              4           3,719         1,217
Units issued during the period.....      7,967             1,336            2,310            286          11,923         2,712
Units redeemed during the period...     (4,849)             (102)            (420)           (79)         (5,794)         (210)
                                       -------           -------          -------         ------        --------       -------
Units outstanding end of period....      4,352             1,234            2,101            211           9,848         3,719
                                       =======           =======          =======         ======        ========       =======

---------------
 * Includes undistributed net
   investment income (loss) of:        $   400           $   (32)         $    84         $    0        $  3,142       $   890
** Commencement of operations.

                                          MONYEQUITY MASTER
                                     ---------------------------
                                       MONY SERIES FUND, INC.
                                     ---------------------------
                                                MONEY
                                               MARKET
                                             SUBACCOUNT
                                     ---------------------------

                                     FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,
                                         1998           1997
                                     ------------   ------------
From operations:
  Net investment income (loss).....  $     6,364    $     2,744
  Net realized gain (loss) on
    investments....................            0              0
  Net increase (decrease) in
    unrealized appreciation of
    investments....................            0              0
                                     -----------    -----------
Net increase in net assets
  resulting from operations........        6,364          2,744
                                     -----------    -----------
From unit transactions:
  Net proceeds from the issuance of
    units..........................    2,471,685      1,828,075
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (2,290,641)    (1,728,100)
                                     -----------    -----------
Net increase from unit
  transactions.....................      181,044         99,975
                                     -----------    -----------
Net increase in net assets.........      187,408        102,719
Net assets beginning of period.....      169,650         66,931
                                     -----------    -----------
Net assets end of period*..........  $   357,058    $   169,650
                                     ===========    ===========
Units outstanding beginning of
  period...........................       16,142          6,655
Units issued during the period.....      237,863        177,168
Units redeemed during the period...     (221,488)      (167,681)
                                     -----------    -----------
Units outstanding end of period....       32,517         16,142
                                     ===========    ===========
---------------
 * Includes undistributed net
   investment income (loss) of:      $     9,377    $     3,013
** Commencement of operations.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                 MONYEQUITY MASTER
                                     -------------------------------------------------------------------------
                                                           ENTERPRISE ACCUMULATION TRUST
                                     -------------------------------------------------------------------------

                                             EQUITY                  SMALL CAP                 MANAGED
                                           SUBACCOUNT               SUBACCOUNT               SUBACCOUNT
                                     -----------------------   ---------------------   -----------------------
                                        1998         1997         1998        1997        1998         1997
                                     ----------   ----------   ----------   --------   ----------   ----------
From operations:
  Net investment income............  $  101,544   $   35,882   $   56,481   $ 18,121   $  338,981   $   98,832
  Net realized gain (loss) on
    investments....................      31,965       32,926        9,045     11,289       87,429       54,871
  Net increase (decrease) in
    unrealized appreciation of
    investments....................       1,665        1,377      (23,869)       583     (225,085)       5,802
                                     ----------   ----------   ----------   --------   ----------   ----------
Net increase in net assets
  resulting from operations........     135,174       70,185       41,657     29,993      201,325      159,505
                                     ----------   ----------   ----------   --------   ----------   ----------
From unit transactions:
  Net proceeds from the issuance of
    units..........................   1,691,977    1,163,129      952,775    210,986    3,108,506    2,299,829
  Net asset value of units redeemed
    or used to meet contract
    obligations....................    (333,417)    (111,523)    (165,227)   (35,444)    (766,917)    (235,234)
                                     ----------   ----------   ----------   --------   ----------   ----------
Net increase from unit
  transactions.....................   1,358,560    1,051,606      787,548    175,542    2,341,589    2,064,595
                                     ----------   ----------   ----------   --------   ----------   ----------
Net increase in net assets.........   1,493,734    1,121,791      829,205    205,535    2,542,914    2,224,100
Net assets beginning of year.......   1,175,951       54,160      222,289     16,754    2,351,256      127,156
                                     ----------   ----------   ----------   --------   ----------   ----------
Net assets end of year*............  $2,669,685   $1,175,951   $1,051,494   $222,289   $4,894,170   $2,351,256
                                     ==========   ==========   ==========   ========   ==========   ==========
Units outstanding beginning of
  year.............................      93,188        5,358       14,918      1,611      178,819       11,951
Units issued during the year.......     127,117       97,340       61,712     15,917      225,219      185,804
Units redeemed during the year.....     (26,372)      (9,510)     (11,774)    (2,610)     (56,646)     (18,936)
                                     ----------   ----------   ----------   --------   ----------   ----------
Units outstanding end of year......     193,933       93,188       64,856     14,918      347,392      178,819
                                     ==========   ==========   ==========   ========   ==========   ==========

---------------
* Includes undistributed net
  investment income of:              $  138,113   $   36,569   $   74,863   $ 18,382   $  438,999   $  100,018

                                                MONYEQUITY MASTER
                                     ----------------------------------------
                                          ENTERPRISE ACCUMULATION TRUST
                                     ----------------------------------------
                                        INTERNATIONAL          HIGH YIELD
                                           GROWTH                 BOND
                                         SUBACCOUNT            SUBACCOUNT
                                     -------------------   ------------------
                                       1998       1997       1998      1997
                                     --------   --------   --------   -------
From operations:
  Net investment income............  $ 14,611   $  4,431   $ 16,017   $ 4,368
  Net realized gain (loss) on
    investments....................      (901)     6,470        (22)    1,691
  Net increase (decrease) in
    unrealized appreciation of
    investments....................    18,656    (10,379)   (12,950)    1,248
                                     --------   --------   --------   -------
Net increase in net assets
  resulting from operations........    32,366        522      3,045     7,307
                                     --------   --------   --------   -------
From unit transactions:
  Net proceeds from the issuance of
    units..........................   217,747    175,743    192,334    98,004
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (50,680)   (19,488)   (34,511)   (7,883)
                                     --------   --------   --------   -------
Net increase from unit
  transactions.....................   167,067    156,255    157,823    90,121
                                     --------   --------   --------   -------
Net increase in net assets.........   199,433    156,777    160,868    97,428
Net assets beginning of year.......   171,237     14,460     97,797       369
                                     --------   --------   --------   -------
Net assets end of year*............  $370,670   $171,237   $258,665   $97,797
                                     ========   ========   ========   =======
Units outstanding beginning of
  year.............................    16,311      1,439      8,584        37
Units issued during the year.......    19,541     16,654     16,309     9,272
Units redeemed during the year.....    (4,874)    (1,782)    (2,810)     (725)
                                     --------   --------   --------   -------
Units outstanding end of year......    30,978     16,311     22,083     8,584
                                     ========   ========   ========   =======
---------------
* Includes undistributed net
  investment income of:              $ 19,092   $  4,481   $ 20,386   $ 4,369

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Variable Life Insurance policies (Stategist) and Variable Universal Life Insurance policies (MONYEquity Master). These policies are issued by MONY.

     There are currently six Strategist subaccounts and nine MONYEquity Master subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The subaccounts of MONYEquity Master commenced operations during 1996 and 1997. The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Fund and Enterprise are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of each portfolio. Net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset values are based on amortized cost of the securities held which approximates value.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY is the legal owner of the assets of the Variable Account.

     Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders are deducted monthly from the cash value of the contract to compensate MONY. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for all subaccounts for 1998 aggregated $1,101,410.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of .60 percent (for the Strategist Subaccounts) and .75 percent (for the MONYEquity Master Subaccounts) of the average daily net assets of the subaccounts. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1998 consist of the following:

                                                                MONY SERIES FUND, INC.
                                      --------------------------------------------------------------------------
                                       EQUITY      EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                       GROWTH      INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                                      PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                      ---------   ---------   ------------   ---------   -----------   ---------
Shares beginning of year:
  Shares............................     2,184       1,590          635         1,091        3,904       30,472
  Amount............................   $59,712     $34,880       $6,642       $12,694      $57,696      $30,472
                                       -------     -------       ------       -------      -------      -------
Shares acquired:
  Shares............................       293         310           37            47          116          249
  Amount............................   $10,128     $ 7,853       $  407       $   646      $ 2,164      $   249
Shares received for reinvestment of
  dividends:
  Shares............................       408         285           34            65        1,090        1,463
  Amount............................   $13,809     $ 7,362       $  369       $   844      $19,262      $ 1,463
Shares redeemed:
  Shares............................      (285)       (302)         (49)          (88)        (216)      (7,187)
  Amount............................   $(6,043)    $(6,176)      $ (505)      $(1,052)     $(2,713)     $(7,187)
                                       -------     -------       ------       -------      -------      -------
Net change:
  Shares............................       416         293           22            24          990       (5,475)
  Amount............................   $17,894     $ 9,039       $  271       $   438      $18,713      $(5,475)
                                       -------     -------       ------       -------      -------      -------
Shares end of year:
  Shares............................     2,600       1,883          657         1,115        4,894       24,997
  Amount............................   $77,606     $43,919       $6,913       $13,132      $76,409      $24,997
                                       =======     =======       ======       =======      =======      =======

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in MONY Series Fund, Inc. and Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                     MONY SERIES FUND, INC.
                       ---------------------------------------------------
                       GOVERNMENT   INTERMEDIATE   LONG TERM      MONEY
                       SECURITIES    TERM BOND       BOND        MARKET
                       PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                       ----------   ------------   ---------   -----------
Shares beginning of
  year:
  Shares.............      1,201          203         3,048        169,650
  Amount.............   $ 12,769      $ 2,176      $ 39,273    $   169,650
                        --------      -------      --------    -----------
Shares acquired:
  Shares.............      8,162        2,341        10,611      3,064,668
  Amount.............   $ 90,446      $25,489      $146,668    $ 3,064,668
Shares received for
  reinvestment of
  dividends:
  Shares.............         55           19           218          7,447
  Amount.............   $    587      $   199      $  2,834    $     7,447
Shares redeemed:
  Shares.............     (5,040)        (448)       (5,388)    (2,884,707)
  Amount.............   $(55,032)     $(4,922)     $(70,885)   $(2,884,707)
                        --------      -------      --------    -----------
Net change:
  Shares.............      3,177        1,912         5,441        187,408
  Amount.............   $ 36,001      $20,766      $ 78,617    $   187,408
                        --------      -------      --------    -----------
Shares end of year:
  Shares.............      4,378        2,115         8,489        357,058
  Amount.............   $ 48,770      $22,942      $117,890    $   357,058
                        ========      =======      ========    ===========

                                         ENTERPRISE ACCUMULATION TRUST
                       -----------------------------------------------------------------
                                                              INTERNATIONAL   HIGH YIELD
                         EQUITY     SMALL CAP     MANAGED        GROWTH          BOND
                       PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
                       ----------   ----------   ----------   -------------   ----------
Shares beginning of
  year:
  Shares.............      33,513        8,326       57,657       27,708         17,128
  Amount.............  $1,175,271   $  221,696   $2,347,957     $181,455       $ 96,548
                       ----------   ----------   ----------     --------       --------
Shares acquired:
  Shares.............      47,658       35,804       76,676       36,659         37,841
  Amount.............  $1,779,325   $1,005,791   $3,275,148     $243,327       $212,007
Shares received for
  reinvestment of
  dividends:
  Shares.............       3,160        2,333        9,031        2,538          3,161
  Amount.............  $  115,911   $   61,111   $  366,308     $ 16,471       $ 17,306
Shares redeemed:
  Shares.............     (11,824)      (8,031)     (22,699)     (11,910)        (9,961)
  Amount.............  $ (403,167)  $ (213,828)  $ (873,457)    $(79,021)      $(55,495)
                       ----------   ----------   ----------     --------       --------
Net change:
  Shares.............      38,994       30,106       63,008       27,287         31,041
  Amount.............  $1,492,069   $  853,074   $2,767,999     $180,777       $173,818
                       ----------   ----------   ----------     --------       --------
Shares end of year:
  Shares.............      72,507       38,432      120,665       54,995         48,169
  Amount.............  $2,667,340   $1,074,770   $5,115,956     $362,232       $270,366
                       ==========   ==========   ==========     ========       ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account L -- Strategist/MONYEquity Master:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY Variable Account L (comprising, respectively, Strategist's Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, and Money Market Subaccounts; and MONYEquity Master's Government Securities, Intermediate Term Bond, Long Term Bond, Money Market, Equity, Small Cap, Managed, International Growth, and High Yield Bond Subaccounts) at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                                  MONY AMERICA

                               VARIABLE ACCOUNT S

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                               MONYVESTOR
                                                    -----------------------------------------------------------------
                                                      EQUITY       EQUITY     INTERMEDIATE                   MONEY
                                                      GROWTH       INCOME      TERM BOND     DIVERSIFIED     MARKET
                                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                    ----------   ----------   ------------   -----------   ----------
ASSETS
Investments at cost (Note 4)......................   $ 95,093     $106,577      $33,518       $122,700      $55,616
                                                     ========     ========      =======       ========      =======
Investments in MONY Series Fund, Inc. at net asset
  value (Note 2)..................................   $157,622     $131,943      $36,069       $174,019      $55,616
                                                     --------     --------      -------       --------      -------
          Net assets..............................   $157,622     $131,943      $36,069       $174,019      $55,616
                                                     ========     ========      =======       ========      =======
Net assets consist of:
  Contractholders' net payments...................   $ 20,607     $ (5,131)     $17,309       $ 34,074      $35,657
  Cost of insurance withdrawals (Note 3)..........     (8,895)     (13,298)      (6,501)       (14,816)      (3,468)
  Undistributed net investment income.............     44,989       80,692       23,830         87,890       23,427
  Accumulated net realized gain (loss) on
     investments..................................     38,392       44,314       (1,120)        15,552            0
  Unrealized appreciation of investments..........     62,529       25,366        2,551         51,319            0
                                                     --------     --------      -------       --------      -------
Net assets........................................   $157,622     $131,943      $36,069       $174,019      $55,616
                                                     ========     ========      =======       ========      =======
Number of units outstanding*......................      2,915        2,881        1,722          4,353        3,352
                                                     --------     --------      -------       --------      -------
Net asset value per unit outstanding*.............   $  54.07     $  45.80      $ 20.94       $  39.98      $ 16.59
                                                     ========     ========      =======       ========      =======

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT S

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                      MONYVESTOR
                                           -----------------------------------------------------------------
                                             EQUITY       EQUITY     INTERMEDIATE                   MONEY
                                             GROWTH       INCOME      TERM BOND     DIVERSIFIED     MARKET
                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ----------   ----------   ------------   -----------   ----------
Dividend income..........................   $22,560      $20,343       $ 1,819        $34,057      $ 2,811
Mortality and expense risk charges (Note
  3).....................................    (1,200)      (1,081)         (303)        (1,310)        (463)
                                            -------      -------       -------        -------      -------
Net investment income....................    21,360       19,262         1,516         32,747        2,348
                                            -------      -------       -------        -------      -------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales....................     5,837        4,680         1,740          1,729        1,141
  Cost of shares sold....................    (1,974)      (3,095)       (1,677)        (1,139)      (1,141)
                                            -------      -------       -------        -------      -------
Net realized gain on investments.........     3,863        1,585            63            590            0
Net increase (decrease) in unrealized
  appreciation of investments............     6,332       (6,820)          692         (1,150)           0
                                            -------      -------       -------        -------      -------
Net realized and unrealized gain (loss)
  on investments.........................    10,195       (5,235)          755           (560)           0
                                            -------      -------       -------        -------      -------
Net increase in net assets resulting from
  operations.............................   $31,555      $14,027       $ 2,271        $32,187      $ 2,348
                                            =======      =======       =======        =======      =======

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         MONYVESTOR
                                     -----------------------------------------------------------------------------------
                                        EQUITY GROWTH         EQUITY INCOME      INTERMEDIATE TERM       DIVERSIFIED
                                         SUBACCOUNT            SUBACCOUNT         BOND SUBACCOUNT        SUBACCOUNT
                                     -------------------   -------------------   -----------------   -------------------
                                       1998       1997       1998       1997      1998      1997       1998       1997
                                     --------   --------   --------   --------   -------   -------   --------   --------
From operations:
 Net investment income.............  $ 21,360   $  8,385   $ 19,262   $ 10,671   $ 1,516   $ 1,621   $ 32,747   $  8,592
 Net realized gain (loss) on
   investments.....................     3,863      4,153      1,585      1,148        63       (60)       590      2,091
 Net increase (decrease) in
   unrealized appreciation of
   investments.....................     6,332     17,472     (6,820)    16,402       692       671     (1,150)    16,916
                                     --------   --------   --------   --------   -------   -------   --------   --------
Net increase in net assets
 resulting from operations.........    31,555     30,010     14,027     28,221     2,271     2,232     32,187     27,599
                                     --------   --------   --------   --------   -------   -------   --------   --------
From unit transactions:
 Net proceeds from the issuance of
   units...........................       561        324        443          0       534       462        450        646
 Net asset value of units redeemed
   or used to meet contract
   obligations.....................    (4,521)    (1,805)    (3,645)      (884)   (1,418)   (1,168)      (428)    (1,825)
                                     --------   --------   --------   --------   -------   -------   --------   --------
Net increase (decrease) from unit
 transactions......................    (3,960)    (1,481)    (3,202)      (884)     (884)     (706)        22     (1,179)
                                     --------   --------   --------   --------   -------   -------   --------   --------
Net increase in net assets.........    27,595     28,529     10,825     27,337     1,387     1,526     32,209     26,420
Net assets beginning of year.......   130,027    101,498    121,118     93,781    34,682    33,156    141,810    115,390
                                     --------   --------   --------   --------   -------   -------   --------   --------
Net assets end of year*............  $157,622   $130,027   $131,943   $121,118   $36,069   $34,682   $174,019   $141,810
                                     ========   ========   ========   ========   =======   =======   ========   ========
Units outstanding beginning of
 year..............................     2,993      3,027      2,954      2,978     1,765     1,802      4,351      4,388
Units issued during the year.......        12         21          8          0        21        27         10         32
Units redeemed during the year.....       (90)       (55)       (81)       (24)      (64)      (64)        (8)       (69)
                                     --------   --------   --------   --------   -------   -------   --------   --------
Units outstanding end of year......     2,915      2,993      2,881      2,954     1,722     1,765      4,353      4,351
                                     ========   ========   ========   ========   =======   =======   ========   ========

---------------
* Includes undistributed net
  investment income of:              $ 44,989   $ 23,629   $ 80,692   $ 61,430   $23,830   $22,314   $ 87,890   $ 55,143

                                        MONYVESTOR
                                     -----------------
                                       MONEY MARKET
                                        SUBACCOUNT
                                     -----------------
                                      1998      1997
                                     -------   -------
From operations:
 Net investment income.............  $ 2,348   $ 2,268
 Net realized gain (loss) on
   investments.....................        0         0
 Net increase (decrease) in
   unrealized appreciation of
   investments.....................        0         0
                                     -------   -------
Net increase in net assets
 resulting from operations.........    2,348     2,268
                                     -------   -------
From unit transactions:
 Net proceeds from the issuance of
   units...........................      389       177
 Net asset value of units redeemed
   or used to meet contract
   obligations.....................     (671)     (518)
                                     -------   -------
Net increase (decrease) from unit
 transactions......................     (282)     (341)
                                     -------   -------
Net increase in net assets.........    2,066     1,927
Net assets beginning of year.......   53,550    51,623
                                     -------   -------
Net assets end of year*............  $55,616   $53,550
                                     =======   =======
Units outstanding beginning of
 year..............................    3,369     3,391
Units issued during the year.......       21        12
Units redeemed during the year.....      (38)      (34)
                                     -------   -------
Units outstanding end of year......    3,352     3,369
                                     =======   =======
---------------
* Includes undistributed net
  investment income of:              $23,427   $21,079

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account S (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used only to support Variable Life Insurance with Additional Premium Option policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY").

     There are currently six MONYVestor subaccounts available within the Variable Account. One of the subaccounts has no assets and five subaccounts invest only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open end, diversified, management investment company.

     A full presentation of the related financial statements and footnotes of the Fund are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of the respective Funds' portfolios is stated at value which is the net asset value of the Fund. Except for the Money Market Portfolio, net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Fund. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held which approximates value.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets held by the Variable Account.

     Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained for any premium taxes.

     The cost of insurance, administration charges, and, if applicable, deferred premium taxes are deducted monthly from the cash value of the contract to compensate MONY America. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for all subaccounts for 1998 aggregated $1,797.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.85 percent of average daily net assets of the subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

                                  MONY AMERICA

                               VARIABLE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1998 consist of the following:

                                                EQUITY      EQUITY     INTERMEDIATE                   MONEY
                                                GROWTH      INCOME      TERM BOND     DIVERSIFIED    MARKET
                                               PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               ---------   ---------   ------------   -----------   ---------
Shares beginning of year:
  Shares.....................................     3,604       4,469        3,119          6,881       53,550
  Amount.....................................   $73,830    $ 88,932      $32,823       $ 89,341      $53,550
                                                -------    --------      -------       --------      -------
Shares acquired:
  Shares.....................................        22          17           49             27          396
  Amount.....................................   $   677    $    397      $   553       $    441      $   396
Shares received for reinvestment of
  dividends:
  Shares.....................................       666         788          170          1,927        2,811
  Amount.....................................   $22,560    $ 20,343      $ 1,819       $ 34,057      $ 2,811
Shares redeemed:
  Shares.....................................      (166)       (189)        (155)           (95)      (1,141)
  Amount.....................................   $(1,974)   $ (3,095)     $(1,677)      $ (1,139)     $(1,141)
                                                -------    --------      -------       --------      -------
Net change:
  Shares.....................................       522         616           64          1,859        2,066
  Amount.....................................   $21,263    $ 17,645      $   695       $ 33,359      $ 2,066
                                                -------    --------      -------       --------      -------
Shares end of year:
  Shares.....................................     4,126       5,085        3,183          8,740       55,616
  Amount.....................................   $95,093    $106,577      $33,518       $122,700      $55,616
                                                =======    ========      =======       ========      =======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account S:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account S (comprising the Equity Growth, Equity Income, Intermediate Term Bond, Diversified, and Money Market Subaccounts) at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                                      MONY

                               VARIABLE ACCOUNT S

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                     MONYVESTOR
                                                              -------------------------
                                                                EQUITY
                                                                INCOME      DIVERSIFIED
                                                              SUBACCOUNT    SUBACCOUNT
                                                              ----------    -----------
                           ASSETS
Investments at cost (Note 4)................................   $43,306       $  75,790
                                                               =======       =========
Investments in MONY Series Fund, Inc at net asset value
  (Note 2)..................................................   $65,923       $ 103,663
                                                               -------       ---------
Net assets..................................................   $65,923       $ 103,663
                                                               =======       =========
Net assets consist of:
  Contractholders' net payments.............................   $16,607       $(141,710)
  Cost of insurance withdrawals (Note 3)....................    (1,904)        (66,422)
  Undistributed net investment income.......................    25,565         170,050
  Accumulated net realized gains on investments.............     3,038         113,872
  Unrealized appreciation of investments....................    22,617          27,873
                                                               -------       ---------
Net assets..................................................   $65,923       $ 103,663
                                                               =======       =========
Number of units outstanding*................................     1,525           2,774
                                                               -------       ---------
Net asset value per unit outstanding*.......................   $ 43.24       $   37.37
                                                               =======       =========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT S

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                     MONYVESTOR
                                                              -------------------------
                                                                EQUITY
                                                                INCOME      DIVERSIFIED
                                                              SUBACCOUNT    SUBACCOUNT
                                                              ----------    -----------
Dividend income.............................................   $ 9,912        $20,366
Mortality and expense risk charges (Note 3).................      (533)          (791)
                                                               -------        -------
Net investment income.......................................     9,379         19,575
                                                               -------        -------
Realized and unrealized gain (loss) on investments (Note 2):
  Proceeds from sales.......................................       533          1,158
  Cost of shares sold.......................................      (292)          (798)
                                                               -------        -------
Net realized gain on investments............................       241            360
Net decrease in unrealized appreciation of investments......    (2,720)          (756)
                                                               -------        -------
Net realized and unrealized loss on investments.............    (2,479)          (396)
                                                               -------        -------
Net increase in net assets resulting from operations........   $ 6,900        $19,179
                                                               =======        =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                              MONYVESTOR
                                                              ------------------------------------------
                                                                EQUITY INCOME           DIVERSIFIED
                                                                  SUBACCOUNT             SUBACCOUNT
                                                              ------------------    --------------------
                                                               1998       1997        1998        1997
                                                              -------    -------    --------    --------
From operations:
  Net investment income.....................................  $ 9,379    $ 5,154    $ 19,575    $  5,088
  Net realized gain on investments..........................      241        238         360         376
  Net increase (decrease) in unrealized appreciation of
    investments.............................................   (2,720)     8,275        (756)     10,931
                                                              -------    -------    --------    --------
Net increase in net assets resulting from operations........    6,900     13,667      19,179      16,395
                                                              -------    -------    --------    --------
From unit transactions:
  Net asset value of units redeemed or used to meet contract
    obligations.............................................        0        (42)       (367)       (393)
                                                              -------    -------    --------    --------
Net decrease from unit transactions.........................        0        (42)       (367)       (393)
                                                              -------    -------    --------    --------
Net increase in net assets..................................    6,900     13,625      18,812      16,002
Net assets beginning of year................................   59,023     45,398      84,851      68,849
                                                              -------    -------    --------    --------
Net assets end of year*.....................................  $65,923    $59,023    $103,663    $ 84,851
                                                              =======    =======    ========    ========
Units outstanding beginning of year.........................    1,525      1,526       2,785       2,800
Units redeemed during the year..............................        0         (1)        (11)        (15)
                                                              -------    -------    --------    --------
Units outstanding end of year...............................    1,525      1,525       2,774       2,785
                                                              =======    =======    ========    ========
---------------
* Includes undistributed net investment income of:            $25,565    $16,186    $170,050    $150,475

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account S (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Variable Life Insurance with Additional Premium Option policies. These policies are issued by MONY.

     There are currently six MONYVestor subaccounts available within the Variable Account. Four of the subaccounts have no assets and two invest only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open end, diversified, management investment company.

     A full presentation of the related financial statements and footnotes of the Fund are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the Fund. Net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Fund.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY is the legal owner of the assets of the Variable Account.

     Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained for any premium taxes.

     The cost of insurance, administration charges, and, if applicable, deferred premium taxes are deducted monthly from the cash value of the contract to compensate MONY. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for all subaccounts for 1998 aggregated $367.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.85 percent of average daily net assets of the subaccounts. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

                                      MONY

                               VARIABLE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1998 consist of the following:

                                                               EQUITY
                                                               INCOME     DIVERSIFIED
                                                              PORTFOLIO    PORTFOLIO
                                                              ---------   -----------
Shares beginning of year:
  Shares....................................................     2,177        4,117
  Amount....................................................   $33,686      $56,222
                                                               -------      -------
Shares received for reinvestment of dividends:
  Shares....................................................       384        1,153
  Amount....................................................   $ 9,912      $20,366
Shares redeemed:
  Shares....................................................       (21)         (63)
  Amount....................................................   $  (292)     $  (798)
                                                               -------      -------
Net change:
  Shares....................................................       363        1,090
  Amount....................................................   $ 9,620      $19,568
                                                               -------      -------
Shares end of year:
  Shares....................................................     2,540        5,207
  Amount....................................................   $43,306      $75,790
                                                               =======      =======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account S:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY Variable Account S (comprising the Equity Income and Diversified Subaccounts) at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                          MONYMASTER
                       ---------------------------------------------------------------------------------
                                                    MONY SERIES FUND, INC.
                       ---------------------------------------------------------------------------------
                         EQUITY       EQUITY     INTERMEDIATE    LONG TERM                     MONEY
                         GROWTH       INCOME      TERM BOND        BOND       DIVERSIFIED      MARKET
                       SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                       ----------   ----------   ------------   -----------   -----------   ------------
       ASSETS
Investments at cost
  (Note 4)...........  $1,095,208   $ 990,590    $45,468,273    $93,501,360   $1,274,454    $287,969,575
                       ==========   ==========   ===========    ===========   ==========    ============
Investments in MONY
  Series Fund, Inc,
  at net asset value
  (Note 2)...........  $1,576,054   $1,284,330   $47,321,829    $99,244,109   $1,570,366    $287,969,575
Amount due from MONY
  America............          0            0            811          1,689            0         776,721
Amount due from MONY
  Series Fund,
  Inc................          6            0          3,715          8,697           24         385,941
                       ----------   ----------   -----------    -----------   ----------    ------------
Total assets.........  1,576,060    1,284,330     47,326,355     99,254,495    1,570,390     289,132,237
                       ----------   ----------   -----------    -----------   ----------    ------------
     LIABILITIES
Amount due to MONY
  America............          6            0          3,715          8,697           24         385,941
Amount due to MONY
  Series Fund,
  Inc................          0            0            811          1,689            0         776,721
                       ----------   ----------   -----------    -----------   ----------    ------------
Total liabilities....          6            0          4,526         10,386           24       1,162,662
                       ----------   ----------   -----------    -----------   ----------    ------------
Net assets...........  $1,576,054   $1,284,330   $47,321,829    $99,244,109   $1,570,366    $287,969,575
                       ==========   ==========   ===========    ===========   ==========    ============
Net assets consist
  of:
  Contractholders'
    net payments.....  $  34,828    $(242,836)   $37,233,714    $75,575,668   $ (453,060)   $263,648,620
  Undistributed net
    investment
    income...........    453,653      705,765      7,506,305     13,658,824    1,053,187      24,320,955
  Accumulated net
    realized gain on
    investments......    606,727      527,661        728,254      4,266,868      674,327               0
  Unrealized
    appreciation of
    investments......    480,846      293,740      1,853,556      5,742,749      295,912               0
                       ----------   ----------   -----------    -----------   ----------    ------------
Net assets...........  $1,576,054   $1,284,330   $47,321,829    $99,244,109   $1,570,366    $287,969,575
                       ==========   ==========   ===========    ===========   ==========    ============
Number of units
  outstanding*.......     31,847       30,115      2,414,529      4,000,596       42,575      18,280,159
                       ----------   ----------   -----------    -----------   ----------    ------------
Net asset value per
  unit
  outstanding*.......  $   49.49    $   42.65    $     19.60    $     24.81   $    36.88    $      15.75
                       ==========   ==========   ===========    ===========   ==========    ============

                       MONYMASTER    VALUEMASTER
                       -----------   -----------
                        MONY SERIES FUND, INC.
                       -------------------------
                       GOVERNMENT       MONEY
                       SECURITIES      MARKET
                       SUBACCOUNT    SUBACCOUNT
                       -----------   -----------
       ASSETS
Investments at cost
  (Note 4)...........  $44,070,585   $1,960,142
                       ===========   ==========
Investments in MONY
  Series Fund, Inc,
  at net asset value
  (Note 2)...........  $45,153,237   $1,960,142
Amount due from MONY
  America............          218            0
Amount due from MONY
  Series Fund,
  Inc................        1,694            0
                       -----------   ----------
Total assets.........   45,155,149    1,960,142
                       -----------   ----------
     LIABILITIES
Amount due to MONY
  America............        1,694            0
Amount due to MONY
  Series Fund,
  Inc................          218            0
                       -----------   ----------
Total liabilities....        1,912            0
                       -----------   ----------
Net assets...........  $45,153,237   $1,960,142
                       ===========   ==========
Net assets consist
  of:
  Contractholders'
    net payments.....  $42,017,063   $  794,806
  Undistributed net
    investment
    income...........    1,002,007    1,165,336
  Accumulated net
    realized gain on
    investments......    1,051,515            0
  Unrealized
    appreciation of
    investments......    1,082,652            0
                       -----------   ----------
Net assets...........  $45,153,237   $1,960,142
                       ===========   ==========
Number of units
  outstanding*.......    3,591,602      136,239
                       -----------   ----------
Net asset value per
  unit
  outstanding*.......  $     12.57   $    14.39
                       ===========   ==========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                                    MONYMASTER
                                    --------------------------------------------------------------------------
                                                          ENTERPRISE ACCUMULATION TRUST
                                    --------------------------------------------------------------------------
                                                                                   INTERNATIONAL   HIGH YIELD
                                       EQUITY       SMALL CAP        MANAGED          GROWTH          BOND
                                     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                    ------------   ------------   --------------   -------------   -----------
              ASSETS
Investments at cost (Note 4)......  $476,064,032   $326,802,737   $2,160,672,479    $70,442,620    $90,084,355
                                    ============   ============   ==============    ===========    ===========
Investments in Enterprise
  Accumulation Trust, at net asset
  value (Note 2)..................  $520,330,406   $343,222,741   $2,337,327,351    $72,940,289    $86,600,128
Amount due from MONY America......        65,594         30,660          134,076         14,426          7,179
Amount due from Enterprise
  Accumulation Trust..............        65,199         44,373          398,823          6,653          2,134
                                    ------------   ------------   --------------    -----------    -----------
          Total assets............   520,461,199    343,297,774    2,337,860,250     72,961,368     86,609,441
                                    ------------   ------------   --------------    -----------    -----------
           LIABILITIES
Amount due to MONY America........        65,199         44,373          398,823          6,653          2,134
Amount due to Enterprise
  Accumulation Trust..............        65,594         30,660          134,076         14,426          7,179
                                    ------------   ------------   --------------    -----------    -----------
          Total liabilities.......       130,793         75,033          532,899         21,079          9,313
                                    ------------   ------------   --------------    -----------    -----------
Net assets........................  $520,330,406   $343,222,741   $2,337,327,351    $72,940,289    $86,600,128
                                    ============   ============   ==============    ===========    ===========
Net assets consist of:
  Contractholders' net payments...  $324,570,335   $201,915,001   $1,155,833,644    $58,692,034    $76,764,119
  Undistributed net investment
     income.......................    36,377,321     56,458,082      319,223,689      4,292,243     11,920,109
  Accumulated net realized gain on
     investments..................   115,116,376     68,429,654      685,615,146      7,458,343      1,400,127
  Unrealized appreciation
     (depreciation) of
     investments..................    44,266,374     16,420,004      176,654,872      2,497,669     (3,484,227)
                                    ------------   ------------   --------------    -----------    -----------
Net assets........................  $520,330,406   $343,222,741   $2,337,327,351    $72,940,289    $86,600,128
                                    ============   ============   ==============    ===========    ===========
Number of units outstanding*......    11,629,793      8,392,405       41,556,499      4,954,694      5,868,866
                                    ------------   ------------   --------------    -----------    -----------
Net asset value per unit
  outstanding*....................  $      44.74   $      40.90   $        56.24    $     14.72    $     14.76
                                    ============   ============   ==============    ===========    ===========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                                           VALUEMASTER
                                                        --------------------------------------------------
                                                                      OCC ACCUMULATION TRUST
                                                        --------------------------------------------------
                                                           BOND        EQUITY     SMALL CAP      MANAGED
                                                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                        ----------   ----------   ----------   -----------
                        ASSETS
Investments at cost (Note 4)..........................  $  985,845   $1,534,077   $2,514,260   $25,902,309
                                                        ==========   ==========   ==========   ===========
Investments in OCC Accumulation Trust, at net asset
  value (Note 2)......................................  $  976,393   $2,493,448   $2,745,853   $37,060,540
                                                        ----------   ----------   ----------   -----------
Net assets............................................  $  976,393   $2,493,448   $2,745,853   $37,060,540
                                                        ==========   ==========   ==========   ===========
Net assets consist of:
  Contractholders' net payments.......................  $ (457,601)  $  174,107   $1,477,714   $ 3,625,134
  Undistributed net investment income.................   1,354,328      226,982      292,232     2,621,890
  Accumulated net realized gain on investments........      89,118    1,132,988      744,314    19,655,285
  Unrealized appreciation (depreciation) of
     investments......................................      (9,452)     959,371      231,593    11,158,231
                                                        ----------   ----------   ----------   -----------
Net assets............................................  $  976,393   $2,493,448   $2,745,853   $37,060,540
                                                        ==========   ==========   ==========   ===========
Number of units outstanding*..........................      53,421       55,058       88,120       685,762
                                                        ----------   ----------   ----------   -----------
Net asset value per unit outstanding*.................  $    18.28   $    45.29   $    31.16   $     54.04
                                                        ==========   ==========   ==========   ===========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                              MONYMASTER
                          -----------------------------------------------------------------------------------
                                                        MONY SERIES FUND, INC.
                          -----------------------------------------------------------------------------------
                            EQUITY       EQUITY     INTERMEDIATE    LONG TERM                       MONEY
                            GROWTH       INCOME      TERM BOND         BOND       DIVERSIFIED      MARKET
                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                          ----------   ----------   ------------   ------------   -----------   -------------
Dividend income.........   $243,469     $202,165    $  2,012,440   $  3,580,527    $341,271     $  10,992,296
Mortality and expense
  risk charges (Note
  3)....................    (18,396)     (15,934)       (518,129)      (934,766)    (19,001)       (2,682,406)
                           --------     --------    ------------   ------------    --------     -------------
Net investment income...    225,073      186,231       1,494,311      2,645,761     322,270         8,309,890
                           --------     --------    ------------   ------------    --------     -------------
Realized and unrealized
  gain (loss) on
  investments (Note 2):
  Proceeds from sales...    294,465      345,314      12,538,512     29,950,047     479,928       983,363,941
  Cost of shares sold...   (162,533)    (190,440)    (11,650,314)   (26,712,928)   (323,032)     (983,363,941)
                           --------     --------    ------------   ------------    --------     -------------
Net realized gain on
  investments...........    131,932      154,874         888,198      3,237,119     156,896                 0
Net increase (decrease)
  in unrealized
  appreciation of
  investments...........    (34,914)    (198,816)         76,556         71,611    (192,414)                0
                           --------     --------    ------------   ------------    --------     -------------
Net realized and
  unrealized gain (loss)
  on investments........     97,018      (43,942)        964,754      3,308,730     (35,518)                0
                           --------     --------    ------------   ------------    --------     -------------
Net increase in net
  assets resulting from
  operations............   $322,091     $142,289    $  2,459,065   $  5,954,491    $286,752     $   8,309,890
                           ========     ========    ============   ============    ========     =============

                           MONYMASTER    VALUEMASTER
                          ------------   -----------
                            MONY SERIES FUND, INC.
                          --------------------------
                           GOVERNMENT       MONEY
                           SECURITIES      MARKET
                           SUBACCOUNT    SUBACCOUNT
                          ------------   -----------
Dividend income.........  $    914,254   $   107,698
Mortality and expense
  risk charges (Note
  3)....................      (365,088)      (29,951)
                          ------------   -----------
Net investment income...       549,166        77,747
                          ------------   -----------
Realized and unrealized
  gain (loss) on
  investments (Note 2):
  Proceeds from sales...    12,958,571     6,671,197
  Cost of shares sold...   (12,184,627)   (6,671,197)
                          ------------   -----------
Net realized gain on
  investments...........       773,944             0
Net increase (decrease)
  in unrealized
  appreciation of
  investments...........       207,004             0
                          ------------   -----------
Net realized and
  unrealized gain (loss)
  on investments........       980,948             0
                          ------------   -----------
Net increase in net
  assets resulting from
  operations............  $  1,530,114   $    77,747
                          ============   ===========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                      MONYMASTER
                                      ---------------------------------------------------------------------------
                                                             ENTERPRISE ACCUMULATION TRUST
                                      ---------------------------------------------------------------------------
                                                                                     INTERNATIONAL    HIGH YIELD
                                         EQUITY        SMALL CAP        MANAGED         GROWTH           BOND
                                       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                      -------------   ------------   -------------   -------------   ------------
Dividend income.....................  $  23,066,301   $ 21,494,374   $ 185,172,973   $  3,535,382    $  7,267,485
Mortality and expense risk charges
  (Note 3)..........................     (6,030,705)    (4,280,171)    (29,832,916)      (871,380)       (927,236)
                                      -------------   ------------   -------------   ------------    ------------
Net investment income...............     17,035,596     17,214,203     155,340,057      2,664,002       6,340,249
                                      -------------   ------------   -------------   ------------    ------------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales...............    175,899,925    147,256,852     826,691,895     26,948,427      19,789,101
  Cost of shares sold...............   (115,598,723)   (98,238,561)   (492,341,730)   (23,736,365)    (19,102,451)
                                      -------------   ------------   -------------   ------------    ------------
Net realized gain on investments....     60,301,202     49,018,291     334,350,165      3,212,062         686,650
Net increase (decrease) in
  unrealized appreciation of
  investments.......................    (43,212,812)   (45,383,177)   (358,930,321)     1,983,502      (5,646,150)
                                      -------------   ------------   -------------   ------------    ------------
Net realized and unrealized gain
  (loss) on investments.............     17,088,390      3,635,114     (24,580,156)     5,195,564      (4,959,500)
                                      -------------   ------------   -------------   ------------    ------------
Net increase in net assets resulting
  from operations...................  $  34,123,986   $ 20,849,317   $ 130,759,901   $  7,859,566    $  1,380,749
                                      =============   ============   =============   ============    ============

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                             VALUEMASTER
                                                         ----------------------------------------------------
                                                                        OCC ACCUMULATION TRUST
                                                         ----------------------------------------------------
                                                            BOND         EQUITY      SMALL CAP      MANAGED
                                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                         -----------   ----------   -----------   -----------
Dividend income........................................  $    68,859   $  165,930   $   163,330   $ 1,747,891
Mortality and expense risk charges (Note 3)............      (13,722)     (35,545)      (42,474)     (527,494)
                                                         -----------   ----------   -----------   -----------
Net investment income..................................       55,137      130,385       120,856     1,220,397
                                                         -----------   ----------   -----------   -----------
Realized and unrealized gain (loss) on investments
  (Note 2):
  Proceeds from sales..................................    1,658,832    1,050,116     1,675,892    16,754,576
  Cost of shares sold..................................   (1,597,966)    (522,723)   (1,215,144)   (8,450,480)
                                                         -----------   ----------   -----------   -----------
Net realized gain on investments.......................       60,866      527,393       460,748     8,304,096
Net decrease in unrealized appreciation of
  investments..........................................      (42,129)    (370,869)     (935,652)   (6,813,165)
                                                         -----------   ----------   -----------   -----------
Net realized and unrealized gain (loss) on
  investments..........................................       18,737      156,524      (474,904)    1,490,931
                                                         -----------   ----------   -----------   -----------
Net increase (decrease) in net assets resulting from
  operations...........................................  $    73,874   $  286,909   $  (354,048)  $ 2,711,328
                                                         ===========   ==========   ===========   ===========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       MONYMASTER
                                     ------------------------------------------------------------------------------
                                                                 MONY SERIES FUND, INC.
                                     ------------------------------------------------------------------------------
                                          EQUITY GROWTH             EQUITY INCOME          INTERMEDIATE TERM BOND
                                           SUBACCOUNT                SUBACCOUNT                  SUBACCOUNT
                                     -----------------------   -----------------------   --------------------------
                                        1998         1997         1998         1997          1998          1997
                                     ----------   ----------   ----------   ----------   ------------   -----------
From operations:
  Net investment income............  $  225,073   $   88,958   $  186,231   $  131,018   $  1,494,311   $ 1,467,821
  Net realized gain on
    investments....................     131,932       21,769      154,874      106,897        888,198       286,935
  Net increase (decrease) in
    unrealized appreciation of
    investments....................     (34,914)     228,905     (198,816)     112,714         76,556       383,054
                                     ----------   ----------   ----------   ----------   ------------   -----------
Net increase in net assets
  resulting from operations........     322,091      339,632      142,289      350,629      2,459,065     2,137,810
                                     ----------   ----------   ----------   ----------   ------------   -----------
From unit transactions:
  Net proceeds from the issuance of
    units..........................      29,672       64,958       33,985       10,553     20,238,046     7,883,206
  Net asset value of units redeemed
    or used to meet contract
    obligations....................    (276,074)     (18,731)    (329,978)    (196,802)   (11,236,483)   (7,423,806)
                                     ----------   ----------   ----------   ----------   ------------   -----------
Net increase (decrease) from unit
  transactions.....................    (246,402)      46,227     (295,993)    (186,249)     9,001,563       459,400
                                     ----------   ----------   ----------   ----------   ------------   -----------
Net increase in net assets.........      75,689      385,859     (153,704)     164,380     11,460,628     2,597,210
Net assets beginning of year.......   1,500,365    1,114,506    1,438,034    1,273,654     35,861,201    33,263,991
                                     ----------   ----------   ----------   ----------   ------------   -----------
Net assets end of year*............  $1,576,054   $1,500,365   $1,284,330   $1,438,034   $ 47,321,829   $35,861,201
                                     ==========   ==========   ==========   ==========   ============   ===========
Units outstanding beginning of
  year.............................      37,580       36,033       37,519       43,089      1,941,792     1,916,050
Units issued during the year.......         679        1,961          802          353      1,055,742       444,683
Units redeemed during the year.....      (6,412)        (414)      (8,206)      (5,923)      (583,005)     (418,941)
                                     ----------   ----------   ----------   ----------   ------------   -----------
Units outstanding end of year......      31,847       37,580       30,115       37,519      2,414,529     1,941,792
                                     ==========   ==========   ==========   ==========   ============   ===========

---------------
* Includes undistributed net
  investment income of:              $  453,653   $  228,580   $  705,765   $  519,534   $  7,506,305   $ 6,011,994

                                             MONYMASTER
                                     ---------------------------
                                       MONY SERIES FUND, INC.
                                     ---------------------------
                                           LONG TERM BOND
                                             SUBACCOUNT
                                     ---------------------------
                                         1998           1997
                                     ------------   ------------
From operations:
  Net investment income............  $  2,645,761   $  2,470,718
  Net realized gain on
    investments....................     3,237,119      1,467,041
  Net increase (decrease) in
    unrealized appreciation of
    investments....................        71,611      2,326,867
                                     ------------   ------------
Net increase in net assets
  resulting from operations........     5,954,491      6,264,626
                                     ------------   ------------
From unit transactions:
  Net proceeds from the issuance of
    units..........................    60,292,920     13,719,649
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (27,360,952)   (10,658,828)
                                     ------------   ------------
Net increase (decrease) from unit
  transactions.....................    32,931,968      3,060,821
                                     ------------   ------------
Net increase in net assets.........    38,886,459      9,325,447
Net assets beginning of year.......    60,357,650     51,032,203
                                     ------------   ------------
Net assets end of year*............  $ 99,244,109   $ 60,357,650
                                     ============   ============
Units outstanding beginning of
  year.............................     2,645,732      2,506,531
Units issued during the year.......     2,492,768        653,780
Units redeemed during the year.....    (1,137,904)      (514,579)
                                     ------------   ------------
Units outstanding end of year......     4,000,596      2,645,732
                                     ============   ============
---------------
* Includes undistributed net
  investment income of:              $ 13,658,824   $ 11,013,063

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                    MONYMASTER
                                                      -----------------------------------------------------------------------
                                                                              MONY SERIES FUND, INC.
                                                      -----------------------------------------------------------------------
                                                                                                                  GOVERNMENT
                                                            DIVERSIFIED                  MONEY MARKET             SECURITIES
                                                            SUBACCOUNT                    SUBACCOUNT              SUBACCOUNT
                                                      -----------------------   ------------------------------   ------------
                                                         1998         1997           1998            1997            1998
                                                      ----------   ----------   --------------   -------------   ------------
From operations:
  Net investment income.............................  $  322,270   $  123,011   $    8,309,890   $   5,143,017   $    549,166
  Net realized gain on investments..................     156,896      233,594                0               0        773,944
  Net increase (decrease) in unrealized appreciation
    of investments..................................    (192,414)      41,876                0               0        207,004
                                                      ----------   ----------   --------------   -------------   ------------
Net increase in net assets resulting from
  operations........................................     286,752      398,481        8,309,890       5,143,017      1,530,114
                                                      ----------   ----------   --------------   -------------   ------------
From unit transactions:
  Net proceeds from the issuance of units...........      71,356       42,121    1,105,652,600     771,270,721     34,260,541
  Net asset value of units redeemed or used to meet
    contract obligations............................    (461,042)    (634,220)    (956,073,355)   (766,971,962)   (11,620,889)
                                                      ----------   ----------   --------------   -------------   ------------
Net increase (decrease) from unit transactions......    (389,686)    (592,099)     149,579,245       4,298,759     22,639,652
                                                      ----------   ----------   --------------   -------------   ------------
Net increase (decrease) in net assets...............    (102,934)    (193,618)     157,889,135       9,441,776     24,169,766
Net assets beginning of year........................   1,673,300    1,866,918      130,080,440     120,638,664     20,983,471
                                                      ----------   ----------   --------------   -------------   ------------
Net assets end of year*.............................  $1,570,366   $1,673,300   $  287,969,575   $ 130,080,440   $ 45,153,237
                                                      ==========   ==========   ==============   =============   ============
Units outstanding beginning of year.................      55,440       76,353        8,585,010       8,278,977      1,761,542
Units issued during the year........................       2,111        1,688       71,354,491      51,933,520      2,769,576
Units redeemed during the year......................     (14,976)     (22,601)     (61,659,342)    (51,627,487)      (939,516)
                                                      ----------   ----------   --------------   -------------   ------------
Units outstanding end of year.......................      42,575       55,440       18,280,159       8,585,010      3,591,602
                                                      ==========   ==========   ==============   =============   ============

---------------
* Includes undistributed net investment income of:    $1,053,187   $  730,917   $   24,320,955   $  16,011,065   $  1,002,007

                                                      MONYMASTER           VALUEMASTER
                                                      -----------   -------------------------
                                                              MONY SERIES FUND, INC.
                                                      ---------------------------------------
                                                      GOVERNMENT
                                                      SECURITIES          MONEY MARKET
                                                      SUBACCOUNT           SUBACCOUNT
                                                      -----------   -------------------------
                                                         1997          1998          1997
                                                      -----------   -----------   -----------
From operations:
  Net investment income.............................  $   393,034   $    77,747   $    84,261
  Net realized gain on investments..................       92,136             0             0
  Net increase (decrease) in unrealized appreciation
    of investments..................................      518,951             0             0
                                                      -----------   -----------   -----------
Net increase in net assets resulting from
  operations........................................    1,004,121        77,747        84,261
                                                      -----------   -----------   -----------
From unit transactions:
  Net proceeds from the issuance of units...........    9,322,729     4,927,649     3,559,696
  Net asset value of units redeemed or used to meet
    contract obligations............................   (3,626,150)   (4,747,240)   (5,555,831)
                                                      -----------   -----------   -----------
Net increase (decrease) from unit transactions......    5,696,579       180,409    (1,996,135)
                                                      -----------   -----------   -----------
Net increase (decrease) in net assets...............    6,700,700       258,156    (1,911,874)
Net assets beginning of year........................   14,282,771     1,701,986     3,613,860
                                                      -----------   -----------   -----------
Net assets end of year*.............................  $20,983,471   $ 1,960,142   $ 1,701,986
                                                      ===========   ===========   ===========
Units outstanding beginning of year.................    1,269,214       122,178       268,258
Units issued during the year........................      807,156       347,333       258,478
Units redeemed during the year......................     (314,828)     (333,272)     (404,558)
                                                      -----------   -----------   -----------
Units outstanding end of year.......................    1,761,542       136,239       122,178
                                                      ===========   ===========   ===========
---------------
* Includes undistributed net investment income of:    $   452,841   $   404,185   $   326,438

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                     MONYMASTER
                                                    ----------------------------------------------------------------------------
                                                                           ENTERPRISE ACCUMULATION TRUST
                                                    ----------------------------------------------------------------------------
                                                               EQUITY                       SMALL CAP                MANAGED
                                                             SUBACCOUNT                     SUBACCOUNT              SUBACCOUNT
                                                    ----------------------------   ----------------------------   --------------
                                                        1998            1997           1998            1997            1998
                                                    -------------   ------------   -------------   ------------   --------------
From operations:
 Net investment income............................  $  17,035,596   $ 10,134,835   $  17,214,203   $ 24,100,179   $  155,340,057
 Net realized gain on investments.................     60,301,202     31,547,377      49,018,291     12,200,856      334,350,165
 Net increase (decrease) in unrealized
   appreciation of investments....................    (43,212,812)    34,785,044     (45,383,177)    43,551,752     (358,930,321)
                                                    -------------   ------------   -------------   ------------   --------------
Net increase in net assets resulting from
 operations.......................................     34,123,986     76,467,256      20,849,317     79,852,787      130,759,901
                                                    -------------   ------------   -------------   ------------   --------------
From unit transactions:
 Net proceeds from the issuance of units..........    208,152,834    153,834,908     143,928,984    103,297,248      669,500,974
 Net asset value of units redeemed or used to meet
   contract obligations...........................   (163,245,612)   (61,472,849)   (138,895,329)   (33,906,004)    (775,855,076)
                                                    -------------   ------------   -------------   ------------   --------------
Net increase from unit transactions...............     44,907,222     92,362,059       5,033,655     69,391,244     (106,354,102)
                                                    -------------   ------------   -------------   ------------   --------------
Net increase in net assets........................     79,031,208    168,829,315      25,882,972    149,244,031       24,405,799
Net assets beginning of year......................    441,299,198    272,469,883     317,339,769    168,095,738    2,312,921,552
                                                    -------------   ------------   -------------   ------------   --------------
Net assets end of year*...........................  $ 520,330,406   $441,299,198   $ 343,222,741   $317,339,769   $2,337,327,351
                                                    =============   ============   =============   ============   ==============
Units outstanding beginning of year...............     10,706,757      8,212,227       8,401,211      6,346,453       43,843,754
Units issued during the year......................      4,840,471      4,173,627       3,677,232      3,110,995       12,310,620
Units redeemed during the year....................     (3,917,435)    (1,679,097)     (3,686,038)    (1,056,237)     (14,597,875)
                                                    -------------   ------------   -------------   ------------   --------------
Units outstanding end of year.....................     11,629,793     10,706,757       8,392,405      8,401,211       41,556,499
                                                    =============   ============   =============   ============   ==============

---------------
* Includes undistributed net investment income of:  $  36,377,321   $ 19,341,725   $  56,458,082   $ 39,243,879   $  319,223,689

                                                                                   MONYMASTER
                                                    -------------------------------------------------------------------------
                                                                          ENTERPRISE ACCUMULATION TRUST
                                                    -------------------------------------------------------------------------
                                                       MANAGED          INTERNATIONAL GROWTH            HIGH YIELD BOND
                                                      SUBACCOUNT             SUBACCOUNT                    SUBACCOUNT
                                                    --------------   ---------------------------   --------------------------
                                                         1997            1998           1997           1998          1997
                                                    --------------   ------------   ------------   ------------   -----------
From operations:
 Net investment income............................  $   79,408,406   $  2,664,002   $  1,171,619   $  6,340,249   $ 3,449,870
 Net realized gain on investments.................     202,106,289      3,212,062      3,166,636        686,650       461,482
 Net increase (decrease) in unrealized
   appreciation of investments....................     125,071,710      1,983,502     (3,024,032)    (5,646,150)    1,157,688
                                                    --------------   ------------   ------------   ------------   -----------
Net increase in net assets resulting from
 operations.......................................     406,586,405      7,859,566      1,314,223      1,380,749     5,069,040
                                                    --------------   ------------   ------------   ------------   -----------
From unit transactions:
 Net proceeds from the issuance of units..........     626,988,679     24,902,914     35,179,809     44,173,041    30,370,695
 Net asset value of units redeemed or used to meet
   contract obligations...........................    (409,563,542)   (24,998,725)   (16,397,762)   (17,825,323)   (6,983,741)
                                                    --------------   ------------   ------------   ------------   -----------
Net increase from unit transactions...............     217,425,137        (95,811)    18,782,047     26,347,718    23,386,954
                                                    --------------   ------------   ------------   ------------   -----------
Net increase in net assets........................     624,011,542      7,763,755     20,096,270     27,728,467    28,455,994
Net assets beginning of year......................   1,688,910,010     65,176,534     45,080,264     58,871,661    30,415,667
                                                    --------------   ------------   ------------   ------------   -----------
Net assets end of year*...........................  $2,312,921,552   $ 72,940,289   $ 65,176,534   $ 86,600,128   $58,871,661
                                                    ==============   ============   ============   ============   ===========
Units outstanding beginning of year...............      39,371,381      5,021,078      3,610,923      4,081,656     2,361,710
Units issued during the year......................      13,252,564      1,790,119      2,649,674      3,012,678     2,234,031
Units redeemed during the year....................      (8,780,191)    (1,856,503)    (1,239,519)    (1,225,468)     (514,085)
                                                    --------------   ------------   ------------   ------------   -----------
Units outstanding end of year.....................      43,843,754      4,954,694      5,021,078      5,868,866     4,081,656
                                                    ==============   ============   ============   ============   ===========
---------------
* Includes undistributed net investment income of:  $  163,883,632   $  4,292,243   $  1,628,241   $ 11,920,109   $ 5,579,860

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                     VALUEMASTER
                                     ---------------------------------------------------------------------------
                                                               OCC ACCUMULATION TRUST
                                     ---------------------------------------------------------------------------
                                              BOND                     EQUITY                   SMALL CAP
                                           SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                                     -----------------------   -----------------------   -----------------------
                                        1998         1997         1998         1997         1998         1997
                                     ----------   ----------   ----------   ----------   ----------   ----------
From operations:
 Net investment income.............  $   55,137   $   82,928   $  130,385   $   85,330   $  120,856   $  113,545
 Net realized gain (loss) on
   investments.....................      60,866      (17,195)     527,393      291,249      460,748      105,416
 Net increase (decrease) in
   unrealized appreciation of
   investments.....................     (42,129)      22,568     (370,869)     311,925     (935,652)     482,224
                                     ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net
 assets resulting from
 operations........................      73,874       88,301      286,909      688,504     (354,048)     701,185
                                     ----------   ----------   ----------   ----------   ----------   ----------
From unit transactions:
 Net proceeds from the issuance of
   units...........................   1,261,119      206,205      181,362       94,191      644,248      273,519
 Net asset value of units redeemed
   or used to meet contract
   obligations.....................  (1,645,115)    (936,786)  (1,024,747)    (607,309)  (1,633,006)    (338,142)
                                     ----------   ----------   ----------   ----------   ----------   ----------
Net decrease from unit
 transactions......................    (383,996)    (730,581)    (843,385)    (513,118)    (988,758)     (64,623)
                                     ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net
 assets............................    (310,122)    (642,280)    (556,476)     175,386   (1,342,806)     636,562
Net assets beginning of year.......   1,286,515    1,928,795    3,049,924    2,874,538    4,088,659    3,452,097
                                     ----------   ----------   ----------   ----------   ----------   ----------
Net assets end of year*............  $  976,393   $1,286,515   $2,493,448   $3,049,924   $2,745,853   $4,088,659
                                     ==========   ==========   ==========   ==========   ==========   ==========
Units outstanding beginning of
 year..............................      75,192      118,986       74,411       87,730      117,879      120,183
Units issued during the year.......      70,341       12,934        3,895        2,620       18,913        8,340
Units redeemed during the year.....     (92,112)     (56,728)     (23,248)     (15,939)     (48,672)     (10,644)
                                     ----------   ----------   ----------   ----------   ----------   ----------
Units outstanding end of year......      53,421       75,192       55,058       74,411       88,120      117,879
                                     ==========   ==========   ==========   ==========   ==========   ==========

---------------
* Includes undistributed net
  investment income of:              $  408,838   $  353,701   $  226,982   $   96,597   $  292,232   $  171,376

                                             VALUEMASTER
                                     ---------------------------
                                       OCC ACCUMULATION TRUST
                                     ---------------------------
                                               MANAGED
                                             SUBACCOUNT
                                     ---------------------------
                                         1998           1997
                                     ------------   ------------
From operations:
 Net investment income.............  $  1,220,397   $  1,391,969
 Net realized gain (loss) on
   investments.....................     8,304,096      5,761,094
 Net increase (decrease) in
   unrealized appreciation of
   investments.....................    (6,813,165)     1,865,204
                                     ------------   ------------
Net increase (decrease) in net
 assets resulting from
 operations........................     2,711,328      9,018,267
                                     ------------   ------------
From unit transactions:
 Net proceeds from the issuance of
   units...........................     2,807,780      4,748,474
 Net asset value of units redeemed
   or used to meet contract
   obligations.....................   (16,067,125)   (12,013,129)
                                     ------------   ------------
Net decrease from unit
 transactions......................   (13,259,345)    (7,264,655)
                                     ------------   ------------
Net increase (decrease) in net
 assets............................   (10,548,017)     1,753,612
Net assets beginning of year.......    47,608,557     45,854,945
                                     ------------   ------------
Net assets end of year*............  $ 37,060,540   $ 47,608,557
                                     ============   ============
Units outstanding beginning of
 year..............................       932,054      1,084,412
Units issued during the year.......        54,133         98,535
Units redeemed during the year.....      (300,425)      (250,893)
                                     ------------   ------------
Units outstanding end of year......       685,762        932,054
                                     ============   ============
---------------
* Includes undistributed net
  investment income of:              $  2,621,890   $  1,401,493

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account A (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used only to support flexible payment variable annuity policies (MONYMaster, ValueMaster and MONY Custom Master). These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related only to MONYMaster and ValueMaster insurance policies is presented here.

     There are currently twelve MONYMaster subaccounts and five ValueMaster subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise") or the OCC Accumulation Trust ("OCC") (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     On March 31, 1997, the Variable Account effected a substitution by redeeming shares of the OCC Accumulation Trust Bond Portfolio and using the redemption proceeds to purchase shares of the OCC Accumulation Trust U.S. Government Income Portfolio. The substitution was effected through a redemption of assets in-kind for the Variable Account and OCC.

     On December 21, 1998, the Variable Account effected a substitution by redeeming shares of the OCC Accumulation Trust Money Market Portfolio and using the redemption proceeds to purchase shares of the MONY Series Fund, Inc. Money Market Portfolio. The substitution was effected through a redemption of assets in-kind for the Variable Account and OCC.

     A full presentation of the related financial statements and footnotes of the Fund, Enterprise and OCC are contained on pages hereinafter, and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of each portfolio. Except for the Money Market Portfolios, net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset values are based on the amortized cost of the securities held which approximates value.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets of the Variable Account.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     Purchase payments received from MONY America by the Variable Account represent gross purchase payments recorded by MONY America less deductions retained for any premium taxes.

     A periodic deduction is made from the cash value of the contract for the Annual Contract Charge. The deduction is for the expenses of administration and is treated by the Variable Account as a contractholder redemption. The amount deducted for the MONYMaster and ValueMaster subaccounts for 1998 aggregated $2,478,516.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.25 percent of the average daily net assets of the subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1998 consist of the following:

                                                           MONYMASTER
                       -----------------------------------------------------------------------------------
                                                     MONY SERIES FUND, INC.
                       -----------------------------------------------------------------------------------
                         EQUITY      EQUITY     INTERMEDIATE    LONG TERM                       MONEY
                         GROWTH      INCOME      TERM BOND         BOND       DIVERSIFIED       MARKET
                       PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                       ----------   ---------   ------------   ------------   -----------   --------------
Shares beginning of
  year:
  Shares.............      41,584      53,064      3,224,928      4,425,048       81,189       130,080,440
  Amount.............  $  984,605   $ 945,478   $ 34,084,201   $ 54,686,512   $1,184,974    $  130,080,440
                       ----------   ---------   ------------   ------------   ----------    --------------
Shares acquired:
  Shares.............         852       1,277      1,888,240      4,472,816        3,637     1,130,260,780
  Amount.............  $   29,667   $  33,387   $ 21,021,946   $ 61,947,249   $   71,241    $1,130,260,780
Shares received for
  reinvestment of
  dividends:
  Shares.............       7,190       7,830        187,903        275,002       19,314        10,992,296
  Amount.............  $  243,469   $ 202,165   $  2,012,440   $  3,580,527   $  341,271    $   10,992,296
Shares redeemed:
  Shares.............      (8,368)    (12,678)    (1,124,387)    (2,169,047)     (25,267)     (983,363,941)
  Amount.............  $ (162,533)  $(190,440)  $(11,650,314)  $(26,712,928)  $ (323,032)   $ (983,363,941)
                       ----------   ---------   ------------   ------------   ----------    --------------
Net change:
  Shares.............        (326)     (3,571)       951,756      2,578,771       (2,316)      157,889,135
  Amount.............  $  110,603   $  45,112   $ 11,384,072   $ 38,814,848   $   89,480    $  157,889,135
                       ----------   ---------   ------------   ------------   ----------    --------------
Shares end of year:
  Shares.............      41,258      49,493      4,176,684      7,003,819       78,873       287,969,575
  Amount.............  $1,095,208   $ 990,590   $ 45,468,273   $ 93,501,360   $1,274,454    $  287,969,575
                       ==========   =========   ============   ============   ==========    ==============

                        MONYMASTER    VALUEMASTER
                       ------------   -----------
                         MONY SERIES FUND, INC.
                       --------------------------
                        GOVERNMENT       MONEY
                        SECURITIES      MARKET
                        PORTFOLIO      PORTFOLIO
                       ------------   -----------
Shares beginning of
  year:
  Shares.............     1,926,857            0
  Amount.............  $ 20,107,823   $        0
                       ------------   ----------
Shares acquired:
  Shares.............     3,206,904    1,967,858
  Amount.............  $ 35,233,135   $1,967,858
Shares received for
  reinvestment of
  dividends:
  Shares.............        86,413        2,547
  Amount.............  $    914,254   $    2,547
Shares redeemed:
  Shares.............    (1,177,807)     (10,263)
  Amount.............  $(12,184,627)  $  (10,263)
                       ------------   ----------
Net change:
  Shares.............     2,115,510    1,960,142
  Amount.............  $ 23,962,762   $1,960,142
                       ------------   ----------
Shares end of year:
  Shares.............     4,042,367    1,960,142
  Amount.............  $ 44,070,585   $1,960,142
                       ============   ==========

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                                                            MONYMASTER
                                          ------------------------------------------------------------------------------
                                                                  ENTERPRISE ACCUMULATION TRUST
                                          ------------------------------------------------------------------------------
                                                                                            INTERNATIONAL    HIGH YIELD
                                             EQUITY         SMALL CAP         MANAGED          GROWTH           BOND
                                            PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
                                          -------------   -------------   ---------------   -------------   ------------
Shares beginning of year:
  Shares................................     12,576,209      11,885,385        56,717,058     10,546,365      10,310,273
  Amount................................  $ 353,820,012   $ 255,536,588   $ 1,777,336,359   $ 64,662,367    $ 56,709,738
                                          -------------   -------------   ---------------   ------------    ------------
Shares acquired:
  Shares................................      5,834,944       5,328,833        16,356,957      3,899,488       8,087,770
  Amount................................  $ 214,776,442   $ 148,010,336   $   690,504,877   $ 25,981,236    $ 45,209,583
Shares received for reinvestment of
  dividends:
  Shares................................        628,852         820,709         4,565,409        544,743       1,320,477
  Amount................................  $  23,066,301   $  21,494,374   $   185,172,973   $  3,535,382    $  7,267,485
Shares redeemed:
  Shares................................     (4,908,273)     (5,490,236)      (20,013,010)    (4,168,595)     (3,591,867)
  Amount................................  $(115,598,723)  $ (98,238,561)  $  (492,341,730)  $(23,736,365)   $(19,102,451)
                                          -------------   -------------   ---------------   ------------    ------------
Net change:
  Shares................................      1,555,523         659,306           909,356        275,636       5,816,380
  Amount................................  $ 122,244,020   $  71,266,149   $   383,336,120   $  5,780,253    $ 33,374,617
                                          -------------   -------------   ---------------   ------------    ------------
Shares end of year:
  Shares................................     14,131,732      12,544,691        57,626,414     10,822,001      16,126,653
  Amount................................  $ 476,064,032   $ 326,802,737   $ 2,160,672,479   $ 70,442,620    $ 90,084,355
                                          =============   =============   ===============   ============    ============

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in OCC Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                                                           VALUEMASTER
                                              ---------------------------------------------------------------------
                                                                     OCC ACCUMULATION TRUST
                                              ---------------------------------------------------------------------
                                                             US GOVERNMENT
                                              MONEY MARKET      INCOME         EQUITY      SMALL CAP      MANAGED
                                               PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                              ------------   -------------   ----------   -----------   -----------
Shares beginning of year:
  Shares....................................    1,701,986         122,409        83,514       155,049     1,123,373
  Amount....................................  $ 1,701,986     $ 1,253,838    $1,719,684   $ 2,921,414   $29,637,161
                                              -----------     -----------    ----------   -----------   -----------
Shares acquired:
  Shares....................................    4,853,797         117,535         4,559        27,187        71,173
  Amount....................................  $ 4,853,797     $ 1,261,114    $  171,186   $   644,660   $ 2,967,737
Shares received for reinvestment of
  dividends:
  Shares....................................      105,151           6,465         4,506         6,108        40,382
  Amount....................................  $   105,151     $    68,859    $  165,930   $   163,330   $ 1,747,891
Shares redeemed:
  Shares....................................   (6,660,934)       (154,815)      (28,149)      (69,476)     (387,637)
  Amount....................................  $(6,660,934)    $(1,597,966)   $ (522,723)  $(1,215,144)  $(8,450,480)
                                              -----------     -----------    ----------   -----------   -----------
Net change:
  Shares....................................   (1,701,986)        (30,815)      (19,084)      (36,181)     (276,082)
  Amount....................................  $(1,701,986)    $  (267,993)   $ (185,607)  $  (407,154)  $(3,734,852)
                                              -----------     -----------    ----------   -----------   -----------
Shares end of year:
  Shares....................................            0          91,594        64,430       118,868       847,291
  Amount....................................  $         0     $   985,845    $1,534,077   $ 2,514,260   $25,902,309
                                              ===========     ===========    ==========   ===========   ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account A -- MONYMaster/ValueMaster:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account A (comprising, respectively, MONYMaster's Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Money Market, Government Securities, Equity, Small Cap, Managed, International Growth and High Yield Bond Subaccounts; and ValueMaster's Money Market, Bond, Equity, Small Cap and Managed Subaccounts) at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                    MONY CUSTOM MASTER
                              -----------------------------------------------------------------------------------------------
                                             MONY SERIES FUND, INC.                        ENTERPRISE ACCUMULATION TRUST
                              -----------------------------------------------------   ---------------------------------------
                              INTERMEDIATE   LONG TERM    GOVERNMENT                               SMALL COMPANY
                               TERM BOND        BOND      SECURITIES   MONEY MARKET     EQUITY         VALUE        MANAGED
                               SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                              ------------   ----------   ----------   ------------   ----------   -------------   ----------
           ASSETS
Investments at cost (Note
  4)........................    $244,902      $387,596     $545,977     $1,429,027     $630,492      $362,442      $2,122,104
                                ========      ========     ========     ==========     ========      ========      ==========
Investments in Enterprise
  Accumulation Trust, at net
  asset value (Note 2)......    $      0      $      0     $      0     $        0     $643,411      $382,359      $2,151,196
Investments in MONY Series
  Fund, Inc., at net asset
  value (Note 2)............     245,378       388,239      546,738      1,429,027            0             0               0
Amount due from Enterprise
  Accumulation Trust........           0             0            0              0        2,784         1,872           9,186
Amount due from MONY
  America...................      12,017        30,522       31,474         90,641       73,681        19,091         131,982
Amount due from MONY Series
  Fund, Inc. ...............           0            45            0         76,216            0             0               0
                                --------      --------     --------     ----------     --------      --------      ----------
         Total assets.......     257,395       418,806      578,212      1,595,884      719,876       403,322       2,292,364
                                --------      --------     --------     ----------     --------      --------      ----------
        LIABILITIES
Amount due to Enterprise
  Accumulation Trust........    $      0      $      0     $      0     $        0     $ 73,681      $ 19,091      $  131,982
Amount due to MONY
  America...................           0            45            0         76,216        2,784         1,872           9,186
Amount due to MONY Series
  Fund, Inc.................      12,017        30,522       31,474         90,641            0             0               0
                                --------      --------     --------     ----------     --------      --------      ----------
         Total liabilites...      12,017        30,567       31,474        166,857       76,465        20,963         141,168
                                --------      --------     --------     ----------     --------      --------      ----------
Net assets..................    $245,378      $388,239     $546,738     $1,429,027     $643,411      $382,359      $2,151,196
                                ========      ========     ========     ==========     ========      ========      ==========
Net assets consist of:
  Contractholders' net
    payments................    $244,986      $387,777     $546,179     $1,427,801     $631,080      $362,502      $2,123,926
  Undistributed net
    investment income
    (loss)..................         (84)         (158)        (202)          1226         (202)         (136)           (647)
  Accumulated net realized
    gain (loss) on
    investments.............           0           (23)           0              0         (386)           76          (1,175)
  Unrealized appreciation of
    investments.............         476           643          761              0       12,919        19,917          29,092
                                --------      --------     --------     ----------     --------      --------      ----------
Net assets..................    $245,378      $388,239     $546,738     $1,429,027     $643,411      $382,359      $2,151,196
                                ========      ========     ========     ==========     ========      ========      ==========
Number of units
  outstanding*..............      24,535        39,054       54,777        142,487       64,500        36,198         215,756
                                --------      --------     --------     ----------     --------      --------      ----------
Net asset value per unit
  outstanding*..............    $  10.00      $   9.94     $   9.98     $    10.03     $   9.98      $  10.56      $     9.97
                                ========      ========     ========     ==========     ========      ========      ==========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                                 MONY CUSTOM MASTER
                          ------------------------------------------------------------------------------------------------
                                                           ENTERPRISE ACCUMULATION TRUST
                          ------------------------------------------------------------------------------------------------
                          INTERNATIONAL   HIGH YIELD                GROWTH AND   SMALL COMPANY     EQUITY       CAPITAL
                             GROWTH          BOND        GROWTH       INCOME        GROWTH         INCOME     APPRECIATION
                           SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                          -------------   ----------   ----------   ----------   -------------   ----------   ------------
         ASSETS
Investments at cost
  (Note 4)..............    $161,670       $246,684    $1,593,581    $265,822      $185,421       $197,294      $215,457
                            ========       ========    ==========    ========      ========       ========      ========
Investments in
  Enterprise
  Accumulation Trust, at
  net asset value (Note
  2)....................    $166,878       $247,043    $1,629,236    $272,000      $194,366       $199,018      $224,406
Amount due from MONY
  America...............      10,019          4,041       144,579      23,318        24,613         31,455        10,014
                            --------       --------    ----------    --------      --------       --------      --------
          Total
            assets......     176,897        251,084     1,773,815     295,318       218,979        230,473       234,420
                            --------       --------    ----------    --------      --------       --------      --------
      LIABILITIES
Amount due to Enterprise
  Accumulation Trust....      10,019          4,041       144,579      23,318        24,613         31,455        10,014
                            --------       --------    ----------    --------      --------       --------      --------
          Total
           liabilites...      10,019          4,041       144,579      23,318        24,613         31,455        10,014
                            --------       --------    ----------    --------      --------       --------      --------
Net assets..............    $166,878       $247,043    $1,629,236    $272,000      $194,366       $199,018      $224,406
                            ========       ========    ==========    ========      ========       ========      ========
Net assets consist of:
  Contractholders' net
     payments...........    $161,753       $246,240    $1,594,029    $265,896      $185,484       $197,340      $215,502
  Undistributed net
     investment income
     (loss).............         (87)           444          (592)        (75)          (67)           (47)          (49)
  Accumulated net
     realized gain on
     investments........           4              0           144           1             4              1             4
  Unrealized
     appreciation of
     investments........       5,208            359        35,655       6,178         8,945          1,724         8,949
                            --------       --------    ----------    --------      --------       --------      --------
Net assets..............    $166,878       $247,043    $1,629,236    $272,000      $194,366       $199,018      $224,406
                            ========       ========    ==========    ========      ========       ========      ========
Number of units
  outstanding* .........      15,811         24,732       154,728      26,693        17,887         19,409        20,360
                            --------       --------    ----------    --------      --------       --------      --------
Net asset value per unit
  outstanding* .........    $  10.55       $   9.99    $    10.53    $  10.19      $  10.87       $  10.25      $  11.02
                            ========       ========    ==========    ========      ========       ========      ========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                        MONY CUSTOM MASTER
                       -------------------------------------------------------------------------------------
                                                      MONY SERIES FUND, INC.
                       -------------------------------------------------------------------------------------
                          INTERMEDIATE            LONG TERM            GOVERNMENT               MONEY
                            TERM BOND               BOND               SECURITIES              MARKET
                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                       -------------------   -------------------   -------------------   -------------------
                         FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                       DECEMBER 8, 1998**    DECEMBER 2, 1998**    DECEMBER 2, 1998**    DECEMBER 2, 1998**
                             THROUGH               THROUGH               THROUGH               THROUGH
                        DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                       -------------------   -------------------   -------------------   -------------------
Dividend income......         $  0                 $     0                $   0               $   1,642
Mortality and expense
  risk charges
  (Note 3)...........          (84)                   (158)                (202)                   (416)
                              ----                 -------                -----               ---------
Net investment
  income.............          (84)                   (158)                (202)                  1,226
                              ----                 -------                -----               ---------
Realized and
  unrealized gain on
  investments (Note
  2):
  Proceeds from
    sales............           83                   4,722                  202                 249,922
  Cost of shares
    sold.............          (83)                 (4,745)                (202)               (249,922)
                              ----                 -------                -----               ---------
Net realized gain
  (loss) on
  investments........            0                     (23)                   0                       0
Net increase in
  unrealized
  appreciation of
  investments........          476                     643                  761                       0
                              ----                 -------                -----               ---------
Net realized and
  unrealized gain on
  investments........          476                     620                  761                       0
                              ----                 -------                -----               ---------
Net increases in net
  assets resulting
  from operations....         $392                 $   462                $ 559               $   1,226
                              ====                 =======                =====               =========

---------------
** Commencement of operations.

                                             MONY CUSTOM MASTER
                       ---------------------------------------------------------------
                                        ENTERPRISE ACCUMULATION TRUST
                       ---------------------------------------------------------------
                                                SMALL COMPANY
                             EQUITY                 VALUE                MANAGED
                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                       -------------------   -------------------   -------------------
                         FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                       DECEMBER 1, 1998**    DECEMBER 3, 1998**    DECEMBER 1, 1998**
                             THROUGH               THROUGH               THROUGH
                        DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                       -------------------   -------------------   -------------------
Dividend income......       $      0               $     0              $      0
Mortality and expense
  risk charges
  (Note 3)...........           (202)                 (136)                 (647)
                            --------               -------              --------
Net investment
  income.............           (202)                 (136)                 (647)
                            --------               -------              --------
Realized and
  unrealized gain on
  investments (Note
  2):
  Proceeds from
    sales............         11,154                 4,512                36,776
  Cost of shares
    sold.............        (11,540)               (4,436)              (37,951)
                            --------               -------              --------
Net realized gain
  (loss) on
  investments........           (386)                   76                (1,175)
Net increase in
  unrealized
  appreciation of
  investments........         12,919                19,917                29,092
                            --------               -------              --------
Net realized and
  unrealized gain on
  investments........         12,533                19,993                27,917
                            --------               -------              --------
Net increases in net
  assets resulting
  from operations....       $ 12,331               $19,857              $ 27,270
                            ========               =======              ========
---------------
** Commencement of op

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                   MONY CUSTOM MASTER
                       -----------------------------------------------------------------------------------------------------------
                                                              ENTERPRISE ACCUMULATION TRUST
                       -----------------------------------------------------------------------------------------------------------
                          INTERNATIONAL          HIGH YIELD                                  GROWTH AND           SMALL COMPANY
                             GROWTH                 BOND                 GROWTH                INCOME                GROWTH
                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                       -------------------   -------------------   -------------------   -------------------   -------------------
                         FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                       DECEMBER 3, 1998**    DECEMBER 9, 1998**    DECEMBER 1, 1998**    DECEMBER 3, 1998**    DECEMBER 3, 1998**
                             THROUGH               THROUGH               THROUGH               THROUGH               THROUGH
                        DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                       -------------------   -------------------   -------------------   -------------------   -------------------
Dividend income......        $    0                 $519                 $     0               $     0               $    0
Mortality and expense
  risk charges (Note
  3).................           (87)                 (75)                   (592)                  (75)                 (67)
                             ------                 ----                 -------               -------               ------
Net investment income
  (loss).............           (87)                 444                    (592)                  (75)                 (67)
                             ------                 ----                 -------               -------               ------
Realized and
  unrealized gain on
  investments (Note
  2):
  Proceeds from
    sales............            87                   75                  10,015                    75                   72
  Cost of shares
    sold.............           (83)                 (75)                 (9,871)                  (74)                 (68)
                             ------                 ----                 -------               -------               ------
Net realized gain on
  investments........             4                    0                     144                     1                    4
Net increase in
  unrealized
  appreciation of
  investments........         5,208                  359                  35,655                 6,178                8,945
                             ------                 ----                 -------               -------               ------
Net realized and
  unrealized gain on
  investments........         5,212                  359                  35,799                 6,179                8,949
                             ------                 ----                 -------               -------               ------
Net increase in net
  assets resulting
  from operations....        $5,125                 $803                 $35,207               $ 6,104               $8,882
                             ======                 ====                 =======               =======               ======

                                  MONY CUSTOM MASTER
                       -----------------------------------------
                             ENTERPRISE ACCUMULATION TRUST
                       -----------------------------------------
                             EQUITY                CAPITAL
                             INCOME             APPRECIATION
                           SUBACCOUNT            SUBACCOUNT
                       -------------------   -------------------
                         FOR THE PERIOD        FOR THE PERIOD
                       DECEMBER 8, 1998**    DECEMBER 8, 1998**
                             THROUGH               THROUGH
                        DECEMBER 31, 1998     DECEMBER 31, 1998
                       -------------------   -------------------
Dividend income......        $    0                $    0
Mortality and expense
  risk charges (Note
  3).................           (47)                  (49)
                             ------                ------
Net investment income
  (loss).............           (47)                  (49)
                             ------                ------
Realized and
  unrealized gain on
  investments (Note
  2):
  Proceeds from
    sales............            47                    49
  Cost of shares
    sold.............           (46)                  (45)
                             ------                ------
Net realized gain on
  investments........             1                     4
Net increase in
  unrealized
  appreciation of
  investments........         1,724                 8,949
                             ------                ------
Net realized and
  unrealized gain on
  investments........         1,725                 8,953
                             ------                ------
Net increase in net
  assets resulting
  from operations....        $1,678                $8,904
                             ======                ======

---------------

** Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                     MONY CUSTOM MASTER
                                               ---------------------------------------------------------------
                                                                   MONY SERIES FUND. INC.
                                               ---------------------------------------------------------------
                                                  INTERMEDIATE            LONG TERM            GOVERNMENT
                                                    TERM BOND               BOND               SECURITIES
                                                   SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               -------------------   -------------------   -------------------
                                                 FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                               DECEMBER 8, 1998**    DECEMBER 2, 1998**    DECEMBER 2, 1998**
                                                     THROUGH               THROUGH               THROUGH
                                                DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                               ------------------    ------------------    ------------------
From operations:
 Net investment income (loss)................       $    (84)             $   (158)             $   (202)
 Net realized gain (loss) on investments.....              0                   (23)                    0
 Net increase in unrealized appreciation of
   investments...............................            476                   643                   761
                                                    --------              --------              --------
Net increase in net assets resulting from
 operations..................................            392                   462                   559
                                                    --------              --------              --------
From unit transactions:
 Net proceeds from the issuance of units.....        244,986               387,777               546,179
 Net asset value of units redeemed or used to
   meet contract obligations.................              0                     0                     0
                                                    --------              --------              --------
Net increase from unit transactions..........        244,986               387,777               546,179
                                                    --------              --------              --------
Net increase in net assets...................        245,378               388,239               546,738
Net assets beginning of period...............              0                     0                     0
                                                    --------              --------              --------
Net assets end of period*....................       $245,378              $388,239              $546,738
                                                    ========              ========              ========
Units outstanding beginning of period........              0                     0                     0
Units issued during the period...............         24,535                39,054                54,777
Units redeemed during the period.............              0                     0                     0
                                                    --------              --------              --------
Units outstanding end of period..............         24,535                39,054                54,777
                                                    ========              ========              ========

---------------
 * Includes undistributed net investment
   income (loss) of:                                $    (84)             $   (158)             $   (202)
** Commencement of operations

                                                  MONY CUSTOM MASTER
                                                 ---------------------
                                                 MONY SERIES FUND. INC.                   ENTERPRISE ACCUMULATION TRUST
                                                 ---------------------
                                                          MONEY
                                                         MARKET
                                                       SUBACCOUNT
                                                   -------------------
                                                     FOR THE PERIOD
                                                   DECEMBER 2, 1998**
                                                         THROUGH
                                                    DECEMBER 31, 1998
                                                   ------------------
From operations:
 Net investment income (loss)................          $    1,226
 Net realized gain (loss) on investments.....                   0
 Net increase in unrealized appreciation of
   investments...............................                   0
                                                       ----------
Net increase in net assets resulting from
 operations..................................               1,226
                                                       ----------
From unit transactions:
 Net proceeds from the issuance of units.....           1,599,084
 Net asset value of units redeemed or used to
   meet contract obligations.................            (171,283)
                                                       ----------
Net increase from unit transactions..........           1,427,801
                                                       ----------
Net increase in net assets...................           1,429,027
Net assets beginning of period...............                   0
                                                       ----------
Net assets end of period*....................          $1,429,027
                                                       ==========
Units outstanding beginning of period........                   0
Units issued during the period...............             159,572
Units redeemed during the period.............             (17,085)
                                                       ----------
Units outstanding end of period..............             142,487
                                                       ==========
---------------
 * Includes undistributed net investment
   income (loss) of:                                   $    1,226
** Commencement of operations

                                                                     MONY CUSTOM MASTER
                                               ---------------------------------------------------------------
                                                                ENTERPRISE ACCUMULATION TRUST
                                               ---------------------------------------------------------------
                                                                        SMALL COMPANY
                                                     EQUITY                 VALUE                MANAGED
                                                   SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               -------------------   -------------------   -------------------
                                                 FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                               DECEMBER 1, 1998**    DECEMBER 3, 1998**    DECEMBER 1, 1998**
                                                     THROUGH               THROUGH               THROUGH
                                                DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                               ------------------    ------------------    ------------------
From operations:
 Net investment income (loss)................       $   (202)             $   (136)            $     (647)
 Net realized gain (loss) on investments.....           (386)                   76                 (1,175)
 Net increase in unrealized appreciation of
   investments...............................         12,919                19,917                 29,092
                                                    --------              --------             ----------
Net increase in net assets resulting from
 operations..................................         12,331                19,857                 27,270
                                                    --------              --------             ----------
From unit transactions:
 Net proceeds from the issuance of units.....        631,080               362,502              2,123,926
 Net asset value of units redeemed or used to
   meet contract obligations.................              0                     0                      0
                                                    --------              --------             ----------
Net increase from unit transactions..........        631,080               362,502              2,123,926
                                                    --------              --------             ----------
Net increase in net assets...................        643,411               382,359              2,151,196
Net assets beginning of period...............              0                     0                      0
                                                    --------              --------             ----------
Net assets end of period*....................       $643,411              $382,359             $2,151,196
                                                    ========              ========             ==========
Units outstanding beginning of period........              0                     0                      0
Units issued during the period...............         64,500                36,198                215,756
Units redeemed during the period.............              0                     0                      0
                                                    --------              --------             ----------
Units outstanding end of period..............         64,500                36,198                215,756
                                                    ========              ========             ==========
---------------
 * Includes undistributed net investment
   income (loss) of:                                $   (202)             $   (136)            $     (647)
** Commencement of operations

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     MONY CUSTOM MASTER
                                               ---------------------------------------------------------------
                                                                ENTERPRISE ACCUMULATION TRUST
                                               ---------------------------------------------------------------
                                                  INTERNATIONAL          HIGH YIELD
                                                     GROWTH                 BOND                 GROWTH
                                                   SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               -------------------   -------------------   -------------------
                                                 FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                               DECEMBER 3, 1998**    DECEMBER 9, 1998**    DECEMBER 1, 1998**
                                                     THROUGH               THROUGH               THROUGH
                                                DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                               ------------------    ------------------    ------------------
From operations:
 Net investment income (loss)................       $    (87)             $    444             $     (592)
 Net realized gain on investments............              4                     0                    144
 Net increase in unrealized appreciation of
   investments...............................          5,208                   359                 35,655
                                                    --------              --------             ----------
Net increase in net assets resulting from
 operations..................................          5,125                   803                 35,207
                                                    --------              --------             ----------
From unit transactions:
 Net proceeds from the issuance of units.....        161,753               246,240              1,594,029
 Net asset value of units redeemed or used to
   meet contract obligations.................              0                     0                      0
                                                    --------              --------             ----------
 Net increase from unit transactions.........        161,753               246,240              1,594,029
                                                    --------              --------             ----------
Net increase in net assets...................        166,878               247,043              1,629,236
Net assets beginning of period...............              0                     0                      0
                                                    --------              --------             ----------
Net assets end of period*....................       $166,878              $247,043             $1,629,236
                                                    ========              ========             ==========
Units outstanding beginning of period........              0                     0                      0
Units issued during the period...............         15,811                24,732                154,728
Units redeemed during the period.............              0                     0                      0
                                                    --------              --------             ----------
Units outstanding end of period..............         15,811                24,732                154,728
                                                    ========              ========             ==========

---------------
 * Includes undistributed net investment
   income (loss) of:                                $    (87)             $    444             $     (592)
** Commencement of operations

                                                                     MONY CUSTOM MASTER
                                               ---------------------------------------------------------------
                                                                ENTERPRISE ACCUMULATION TRUST
                                               ---------------------------------------------------------------
                                                   GROWTH AND           SMALL COMPANY            EQUITY
                                                     INCOME                GROWTH                INCOME
                                                   SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               -------------------   -------------------   -------------------
                                                 FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                               DECEMBER 3, 1998**    DECEMBER 3, 1998**    DECEMBER 8, 1998**
                                                     THROUGH               THROUGH               THROUGH
                                                DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                               ------------------    ------------------    ------------------
From operations:
 Net investment income (loss)................       $    (75)             $    (67)             $    (47)
 Net realized gain on investments............              1                     4                     1
 Net increase in unrealized appreciation of
   investments...............................          6,178                 8,945                 1,724
                                                    --------              --------              --------
Net increase in net assets resulting from
 operations..................................          6,104                 8,882                 1,678
                                                    --------              --------              --------
From unit transactions:
 Net proceeds from the issuance of units.....        265,896               185,484               197,340
 Net asset value of units redeemed or used to
   meet contract obligations.................              0                     0                     0
                                                    --------              --------              --------
 Net increase from unit transactions.........        265,896               185,484               197,340
                                                    --------              --------              --------
Net increase in net assets...................        272,000               194,366               199,018
Net assets beginning of period...............              0                     0                     0
                                                    --------              --------              --------
Net assets end of period*....................       $272,000              $194,366              $199,018
                                                    ========              ========              ========
Units outstanding beginning of period........              0                     0                     0
Units issued during the period...............         26,693                17,887                19,409
Units redeemed during the period.............              0                     0                     0
                                                    --------              --------              --------
Units outstanding end of period..............         26,693                17,887                19,409
                                                    ========              ========              ========
---------------
 * Includes undistributed net investment
   income (loss) of:                                $    (75)             $    (67)             $    (47)
** Commencement of operations

                                               MONY CUSTOM MASTER
                                               -------------------
                                               ENTERPRISE ACCUMULATION TRUST
                                               -------------------
                                                     CAPITAL
                                                  APPRECIATION
                                                   SUBACCOUNT
                                               -------------------
                                                 FOR THE PERIOD
                                               DECEMBER 8, 1998**
                                                     THROUGH
                                                DECEMBER 31, 1998
                                               ------------------
From operations:
 Net investment income (loss)................       $    (49)
 Net realized gain on investments............              4
 Net increase in unrealized appreciation of
   investments...............................          8,949
                                                    --------
Net increase in net assets resulting from
 operations..................................          8,904
                                                    --------
From unit transactions:
 Net proceeds from the issuance of units.....        215,502
 Net asset value of units redeemed or used to
   meet contract obligations.................              0
                                                    --------
 Net increase from unit transactions.........        215,502
                                                    --------
Net increase in net assets...................        224,406
Net assets beginning of period...............              0
                                                    --------
Net assets end of period*....................       $224,406
                                                    ========
Units outstanding beginning of period........              0
Units issued during the period...............         20,360
Units redeemed during the period.............              0
                                                    --------
Units outstanding end of period..............         20,360
                                                    ========
---------------
 * Includes undistributed net investment
   income (loss) of:                                $    (49)
** Commencement of operations

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account A (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used only to support flexible payment variable annuity policies (MONYMaster, ValueMaster and MONY Custom Master). These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related only to MONY Custom Master is presented here.

     There are currently fourteen MONY Custom Master subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Fund and Enterprise are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of each portfolio. Except for the Money Market Portfolio, net asset value is based upon market valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held which approximates value.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets of the Variable Account.

     Purchase payments received from MONY America by the Variable Account represent gross purchase payments recorded by MONY America less deductions retained for any premium taxes.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.25 percent of average daily net assets of the subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. and the Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                               MONY SERIES FUND, INC.                     ENTERPRISE ACCUMULATION TRUST
                                 --------------------------------------------------   --------------------------------------
                                 INTERMEDIATE   LONG TERM   GOVERNMENT     MONEY                  SMALL COMPANY
                                  TERM BOND       BOND      SECURITIES     MARKET      EQUITY         VALUE        MANAGED
                                  PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                                 ------------   ---------   ----------   ----------   ---------   -------------   ----------
Shares beginning of period:
  Shares.......................           0            0            0             0          0             0               0
  Amount.......................    $      0     $      0     $      0    $        0   $      0      $      0      $        0
                                   --------     --------     --------    ----------   --------      --------      ----------
Shares acquired:
  Shares.......................      21,665       27,732       48,965     1,677,307     17,787        14,146          53,974
  Amount.......................    $244,985     $392,341     $546,179    $1,677,307   $642,032      $366,878      $2,160,055
Shares received for
  reinvestment of dividends:
  Shares.......................           0            0            0         1,642          0             0               0
  Amount.......................    $      0     $      0     $      0    $    1,642   $      0      $      0      $        0
Shares redeemed:
  Shares.......................          (7)        (333)         (18)     (249,922)      (313)         (171)           (937)
  Amount.......................    $    (83)    $ (4,745)    $   (202)   $ (249,922)  $(11,540)     $ (4,436)     $  (37,951)
                                   --------     --------     --------    ----------   --------      --------      ----------
Net change:
  Shares.......................      21,658       27,399       48,947     1,429,027     17,474        13,975          53,037
  Amount.......................    $244,902     $387,596     $545,977    $1,429,027   $630,492      $362,442      $2,122,104
                                   --------     --------     --------    ----------   --------      --------      ----------
Shares end of period:
  Shares.......................      21,658       27,399       48,947     1,429,027     17,474        13,975          53,037
  Amount.......................    $244,902     $387,596     $545,977    $1,429,027   $630,492      $362,442      $2,122,104
                                   ========     ========     ========    ==========   ========      ========      ==========

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in the Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                                              ENTERPRISE ACCUMULATION TRUST
                             -----------------------------------------------------------------------------------------------
                             INTERNATIONAL   HIGH YIELD                GROWTH AND   SMALL COMPANY    EQUITY       CAPITAL
                                GROWTH          BOND        GROWTH       INCOME        GROWTH        INCOME     APPRECIATION
                               PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO
                             -------------   ----------   ----------   ----------   -------------   ---------   ------------
Shares beginning of period:
  Shares...................           0       $      0             0           0             0             0             0
  Amount...................    $      0       $      0    $        0    $      0      $      0      $      0      $      0
                               --------       --------    ----------    --------      --------      --------      --------
Shares acquired:
  Shares...................      24,772         45,921       311,127      53,244        35,612        39,109        40,297
  Amount...................    $161,753       $246,240    $1,603,452    $265,896      $185,489      $197,340      $215,502
Shares received for
  reinvestment of
  dividends:
  Shares...................           0             97             0           0             0             0             0
  Amount...................    $      0       $    519    $        0    $      0      $      0      $      0      $      0
Shares redeemed:
  Shares...................         (13)           (14)       (1,974)        (15)          (14)           (9)           (9)
  Amount...................    $    (83)      $    (75)   $   (9,871)   $    (74)     $    (68)     $    (46)     $    (45)
                               --------       --------    ----------    --------      --------      --------      --------
Net change:
  Shares...................      24,759         46,004       309,153      53,229        35,598        39,100        40,288
  Amount...................    $161,670       $246,684    $1,593,581    $265,822      $185,421      $197,294      $215,457
                               --------       --------    ----------    --------      --------      --------      --------
Shares end of period:
  Shares...................      24,759         46,004       309,153      53,229        35,598        39,100        40,288
  Amount...................    $161,670       $246,684    $1,593,581    $265,822      $185,421      $197,294      $215,457
                               ========       ========    ==========    ========      ========      ========      ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account A -- MONY Custom Master:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account A (comprising MONY Custom Master's Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, Equity, Small Company Value, Managed, International Growth, High Yield Bond, Growth, Growth and Income, Small Company Growth, Equity Income, and Capital Appreciation Subaccounts) at December 31, 1998, and the results of each of their operations and the changes in each of their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                        MONYMASTER
                            ------------------------------------------------------------------
                                                  MONY SERIES FUND, INC.
                            ------------------------------------------------------------------
                              EQUITY       EQUITY     INTERMEDIATE    LONG TERM
                              GROWTH       INCOME      TERM BOND        BOND       DIVERSIFIED
                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                            ----------   ----------   ------------   -----------   -----------
ASSETS
Investments at cost (Note
  4)......................   $201,356     $245,237    $10,403,051    $19,505,896    $  83,261
                             ========     ========    ===========    ===========    =========
Investments in MONY Series
  Fund, Inc., at net asset
  value (Note 2)..........   $314,750     $338,543    $10,791,271    $21,185,984    $  98,511
Amount due from MONY......          0            0             25            152            0
Amount due from MONY
  Series Fund, Inc. ......         12            0             20            266            9
                             --------     --------    -----------    -----------    ---------
         Total assets.....    314,762      338,543     10,791,316     21,186,402       98,520
                             --------     --------    -----------    -----------    ---------
LIABILITIES
Amount due to MONY........         12            0             20            266            9
Amount due to MONY Series
  Fund, Inc. .............          0            0             25            152            0
                             --------     --------    -----------    -----------    ---------
         Total
           liabilities....         12            0             45            418            9
                             --------     --------    -----------    -----------    ---------
Net assets................   $314,750     $338,543    $10,791,271    $21,185,984    $  98,511
                             ========     ========    ===========    ===========    =========
Net assets consist of:
  Contractholders' net
    payments..............   $ (3,943)    $(29,782)   $ 8,291,052    $15,321,887    $(172,517)
  Undistributed net
    investment income.....     89,650      174,268      1,867,789      3,313,808      130,644
  Accumulated net realized
    gain on investments...    115,649      100,751        244,210        870,201      125,134
  Unrealized appreciation
    of investments........    113,394       93,306        388,220      1,680,088       15,250
                             --------     --------    -----------    -----------    ---------
Net assets................   $314,750     $338,543    $10,791,271    $21,185,984    $  98,511
                             ========     ========    ===========    ===========    =========
Number of units
  outstanding*............      6,343        8,207        561,493        847,628        2,754
                             --------     --------    -----------    -----------    ---------
Net asset value per unit
  outstanding*............   $  49.62     $  41.25    $     19.22    $     24.99    $   35.77
                             ========     ========    ===========    ===========    =========

                                   MONYMASTER          VALUEMASTER
                            ------------------------   -----------
                                    MONY SERIES FUND, INC.
                            --------------------------------------
                               MONEY      GOVERNMENT      MONEY
                              MARKET      SECURITIES     MARKET
                            SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                            -----------   ----------   -----------
ASSETS
Investments at cost (Note
  4)......................  $48,959,018   $7,067,782    $515,806
                            ===========   ==========    ========
Investments in MONY Series
  Fund, Inc., at net asset
  value (Note 2)..........  $48,959,018   $7,270,313    $515,806
Amount due from MONY......       40,177         701            0
Amount due from MONY
  Series Fund, Inc. ......        4,393         413            0
                            -----------   ----------    --------
         Total assets.....   49,003,588   7,271,427      515,806
                            -----------   ----------    --------
LIABILITIES
Amount due to MONY........        4,393         413            0
Amount due to MONY Series
  Fund, Inc. .............       40,177         701            0
                            -----------   ----------    --------
         Total
           liabilities....       44,570       1,114            0
                            -----------   ----------    --------
Net assets................  $48,959,018   $7,270,313    $515,806
                            ===========   ==========    ========
Net assets consist of:
  Contractholders' net
    payments..............  $44,825,925   $6,814,440    $446,176
  Undistributed net
    investment income.....    4,133,093     144,739       69,630
  Accumulated net realized
    gain on investments...            0     108,603            0
  Unrealized appreciation
    of investments........            0     202,531            0
                            -----------   ----------    --------
Net assets................  $48,959,018   $7,270,313    $515,806
                            ===========   ==========    ========
Number of units
  outstanding*............    3,114,064     581,295       35,959
                            -----------   ----------    --------
Net asset value per unit
  outstanding*............  $     15.72   $   12.51     $  14.34
                            ===========   ==========    ========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                                        MONYMASTER
                                          ----------------------------------------------------------------------
                                                              ENTERPRISE ACCUMULATION TRUST
                                          ----------------------------------------------------------------------
                                                                                     INTERNATIONAL   HIGH YIELD
                                            EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          -----------   -----------   ------------   -------------   -----------
ASSETS
Investments at cost (Note 4)............  $61,161,723   $40,992,718   $276,708,551    $ 9,911,540    $11,305,992
                                          ===========   ===========   ============    ===========    ===========
Investments in Enterprise Accumulation
  Trust, at net asset value (Note 2)....  $67,605,479   $44,371,040   $301,871,363    $10,473,576    $10,823,683
Amount due from MONY....................       60,789         4,202         68,903            553            547
Amount due from Enterprise Accumulation
  Trust.................................          953         1,156        120,816            155            168
                                          -----------   -----------   ------------    -----------    -----------
          Total assets..................   67,667,221    44,376,398    302,061,082     10,474,284     10,824,398
                                          -----------   -----------   ------------    -----------    -----------
LIABILITIES
Amount due to MONY......................          953         1,156        120,816            155            168
Amount due to Enterprise Accumulation
  Trust.................................       60,789         4,202         68,903            553            547
                                          -----------   -----------   ------------    -----------    -----------
          Total liabilities.............       61,742         5,358        189,719            708            715
                                          -----------   -----------   ------------    -----------    -----------
Net assets..............................  $67,605,479   $44,371,040   $301,871,363    $10,473,576    $10,823,683
                                          ===========   ===========   ============    ===========    ===========
Net assets consist of:
  Contractholders' net payments.........  $39,926,997   $26,151,662   $140,780,469    $ 8,616,077    $ 9,819,781
  Undistributed net investment income...    5,015,479     7,097,100     42,513,586        591,208      1,376,102
  Accumulated net realized gain on
     investments........................   16,219,247     7,743,956     93,414,496        704,255        110,109
  Unrealized appreciation (depreciation)
     of investments.....................    6,443,756     3,378,322     25,162,812        562,036       (482,309)
                                          -----------   -----------   ------------    -----------    -----------
Net assets..............................  $67,605,479   $44,371,040   $301,871,363    $10,473,576    $10,823,683
                                          ===========   ===========   ============    ===========    ===========
Number of units outstanding*............    1,510,836     1,087,406      5,369,272        711,551        732,343
                                          -----------   -----------   ------------    -----------    -----------
Net asset value per unit outstanding*...  $     44.75   $     40.80   $      56.22    $     14.72    $     14.78
                                          ===========   ===========   ============    ===========    ===========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                                                VALUEMASTER
                                                             --------------------------------------------------
                                                                           OCC ACCUMULATION TRUST
                                                             --------------------------------------------------
                                                                BOND        EQUITY     SMALL CAP      MANAGED
                                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                             ----------   ----------   ----------   -----------
ASSETS
Investments at cost (Note 4)...............................   $660,143     $213,100     $134,305    $ 7,339,760
                                                              ========     ========     ========    ===========
Investments in OCC Accumulation Trust, at net asset value
  (Note 2).................................................   $679,854     $333,320     $148,624    $10,429,231
                                                              --------     --------     --------    -----------
Net assets.................................................   $679,854     $333,320     $148,624    $10,429,231
                                                              ========     ========     ========    ===========
Net assets consist of:
  Contractholders' net payments............................   $508,711     $ 70,554     $(11,738)   $ 2,239,802
  Undistributed net investment income......................    154,732       29,660       32,390        694,423
  Accumulated net realized gain (loss) on investments......     (3,300)     112,886      113,653      4,405,535
  Unrealized appreciation of investments...................     19,711      120,220       14,319      3,089,471
                                                              --------     --------     --------    -----------
Net assets.................................................   $679,854     $333,320     $148,624    $10,429,231
                                                              ========     ========     ========    ===========
Number of units outstanding*...............................     37,207        7,358        4,781        193,049
                                                              --------     --------     --------    -----------
Net asset value per unit outstanding*......................   $  18.27     $  45.29     $  31.09    $     54.02
                                                              ========     ========     ========    ===========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                             MONYMASTER
                        ------------------------------------------------------------------------------------
                                                       MONY SERIES FUND, INC.
                        ------------------------------------------------------------------------------------
                          EQUITY        EQUITY      INTERMEDIATE    LONG TERM                      MONEY
                          GROWTH        INCOME       TERM BOND        BOND       DIVERSIFIED      MARKET
                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------   -----------   ------------   -----------   -----------   -------------
Dividend income.......  $    44,099   $    51,132   $   433,654    $   838,752   $    25,421   $   1,686,933
Mortality and expense
  risk charges (Note
  3)..................       (3,507)       (4,063)     (113,470)      (208,599)       (1,281)       (411,381)
                        -----------   -----------   -----------    -----------   -----------   -------------
Net investment
  income..............       40,592        47,069       320,184        630,153        24,140       1,275,552
                        -----------   -----------   -----------    -----------   -----------   -------------
Realized and
  unrealized gain
  (loss) on
  investments (Note
  2):
  Proceeds from
    sales.............       48,941        56,822     3,100,202      2,794,090        73,159     123,609,629
  Cost of shares
    sold..............      (18,764)      (27,642)   (2,966,391)    (2,286,745)      (59,182)   (123,609,629)
                        -----------   -----------   -----------    -----------   -----------   -------------
Net realized gain on
  investments.........       30,177        29,180       133,811        507,345        13,977               0
Net increase
  (decrease) in
  unrealized
  appreciation of
  investments.........       (7,398)      (39,218)       74,736        203,832       (14,958)              0
                        -----------   -----------   -----------    -----------   -----------   -------------
Net realized and
  unrealized gain
  (loss) on
  investments.........       22,779       (10,038)      208,547        711,177          (981)              0
                        -----------   -----------   -----------    -----------   -----------   -------------
Net increase in net
  assets resulting
  from operations.....  $    63,371   $    37,031   $   528,731    $ 1,341,330   $    23,159   $   1,275,552
                        ===========   ===========   ===========    ===========   ===========   =============

                        MONYMASTER    VALUEMASTER
                        -----------   -----------
                         MONY SERIES FUND, INC.
                        -------------------------
                        GOVERNMENT       MONEY
                        SECURITIES      MARKET
                        SUBACCOUNT    SUBACCOUNT
                        -----------   -----------
Dividend income.......  $   154,732   $    23,710
Mortality and expense
  risk charges (Note
  3)..................      (60,782)       (6,605)
                        -----------   -----------
Net investment
  income..............       93,950        17,105
                        -----------   -----------
Realized and
  unrealized gain
  (loss) on
  investments (Note
  2):
  Proceeds from
    sales.............    1,217,412     3,159,946
  Cost of shares
    sold..............   (1,135,396)   (3,159,946)
                        -----------   -----------
Net realized gain on
  investments.........       82,016             0
Net increase
  (decrease) in
  unrealized
  appreciation of
  investments.........       72,464             0
                        -----------   -----------
Net realized and
  unrealized gain
  (loss) on
  investments.........      154,480             0
                        -----------   -----------
Net increase in net
  assets resulting
  from operations.....  $   248,430   $    17,105
                        ===========   ===========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                        MONYMASTER
                                          -----------------------------------------------------------------------
                                                               ENTERPRISE ACCUMULATION TRUST
                                          -----------------------------------------------------------------------
                                                                                      INTERNATIONAL   HIGH YIELD
                                             EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          ------------   -----------   ------------   -------------   -----------
Dividend income.........................  $  3,014,135   $ 2,731,100   $ 23,607,771    $   500,167    $   915,812
Mortality and expense risk charges (Note
  3)....................................      (813,756)     (538,544)    (3,857,224)      (119,164)      (116,590)
                                          ------------   -----------   ------------    -----------    -----------
Net investment income...................     2,200,379     2,192,556     19,750,547        381,003        799,222
                                          ------------   -----------   ------------    -----------    -----------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales...................    20,934,612    13,561,684    102,710,901      2,186,169      2,265,437
  Cost of shares sold...................   (13,018,209)   (8,839,331)   (57,973,576)    (1,908,317)    (2,217,960)
                                          ------------   -----------   ------------    -----------    -----------
Net realized gain on investments........     7,916,403     4,722,353     44,737,325        277,852         47,477
Net increase in unrealized appreciation
  (depreciation) of investments.........    (5,669,218)   (4,325,400)   (48,532,620)       405,104       (710,908)
                                          ------------   -----------   ------------    -----------    -----------
Net realized and unrealized gain (loss)
  on investments........................     2,247,185       396,953     (3,795,295)       682,956       (663,431)
                                          ------------   -----------   ------------    -----------    -----------
Net increase in net assets resulting
  from operations.......................  $  4,447,564   $ 2,589,509   $ 15,955,252    $ 1,063,959    $   135,791
                                          ============   ===========   ============    ===========    ===========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                              VALUEMASTER
                                                         -----------------------------------------------------
                                                                        OCC ACCUMULATION TRUST
                                                         -----------------------------------------------------
                                                            BOND         EQUITY       SMALL CAP      MANAGED
                                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                         -----------   -----------   -----------   -----------
Dividend income........................................  $    39,392   $    21,800   $    11,140   $   466,768
Mortality and expense risk charges (Note 3)............       (7,444)       (4,165)       (2,410)     (149,944)
                                                         -----------   -----------   -----------   -----------
Net investment income..................................       31,948        17,635         8,730       316,824
                                                         -----------   -----------   -----------   -----------
Realized and unrealized gain (loss) on investments
  (Note 2):
  Proceeds from sales..................................       78,315       131,436       139,670     4,335,672
  Cost of shares sold..................................      (75,328)      (66,198)      (87,742)   (2,275,924)
                                                         -----------   -----------   -----------   -----------
Net realized gain on investments.......................        2,987        65,238        51,928     2,059,748
Net increase (decrease) in unrealized appreciation of
  investments..........................................        4,164       (46,441)      (68,424)   (1,784,329)
                                                         -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
  investments..........................................        7,151        18,797       (16,496)      275,419
                                                         -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from
  operations...........................................  $    39,099   $    36,432   $    (7,766)  $   592,243
                                                         ===========   ===========   ===========   ===========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           MONYMASTER
                                -------------------------------------------------------------------------------------------------
                                                                     MONY SERIES FUND, INC.
                                -------------------------------------------------------------------------------------------------
                                   EQUITY GROWTH         EQUITY INCOME          INTERMEDIATE TERM            LONG TERM BOND
                                    SUBACCOUNT            SUBACCOUNT             BOND SUBACCOUNT               SUBACCOUNT
                                -------------------   -------------------   -------------------------   -------------------------
                                  1998       1997       1998       1997        1998          1997          1998          1997
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
From operations:
  Net investment income.......  $ 40,592   $ 19,434   $ 47,069   $ 29,596   $   320,184   $   284,214   $   630,153   $   507,617
  Net realized gain on
    investments...............    30,177     32,694     29,180     13,051       133,811       104,618       507,345       100,826
  Net increase (decrease) in
    unrealized appreciation of
    investments...............    (7,398)    19,810    (39,218)    37,678        74,736        42,476       203,832       766,700
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
Net increase in net assets
  resulting from operations...    63,371     71,938     37,031     80,325       528,731       431,308     1,341,330     1,375,143
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
From unit transactions:
  Net proceeds from the
    issuance of units.........         0          0          0      1,714     5,241,941     2,659,796     8,276,703     3,496,284
  Net asset value of units
    redeemed or used to meet
    contract obligations......   (40,219)   (27,729)   (46,377)    (4,757)   (2,884,226)   (1,677,836)   (2,329,561)   (1,307,957)
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
Net increase (decrease) from
  unit transactions...........   (40,219)   (27,729)   (46,377)    (3,043)    2,357,715       981,960     5,947,142     2,188,327
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
Net increase (decrease) in net
  assets......................    23,152     44,209     (9,346)    77,282     2,886,446     1,413,268     7,288,472     3,563,470
Net assets beginning of
  year........................   291,598    247,389    347,889    270,607     7,904,825     6,491,557    13,897,512    10,334,042
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
Net assets end of year*.......  $314,750   $291,598   $338,543   $347,889   $10,791,271   $ 7,904,825   $21,185,984   $13,897,512
                                ========   ========   ========   ========   ===========   ===========   ===========   ===========
Units outstanding beginning of
  year........................     7,284      7,976      9,384      9,465       436,486       381,313       604,629       503,775
Units issued during the
  year........................         0          0          0        619       277,572       152,349       341,631       162,590
Units redeemed during the
  year........................      (941)      (692)    (1,177)      (700)     (152,565)      (97,176)      (98,632)      (61,736)
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
Units outstanding end of
  year........................     6,343      7,284      8,207      9,384       561,493       436,486       847,628       604,629
                                ========   ========   ========   ========   ===========   ===========   ===========   ===========
---------------
* Includes undistributed net
investment income of:           $ 89,650   $ 49,058   $174,268   $127,199   $ 1,867,789   $ 1,547,605   $ 3,313,808   $ 2,683,655

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      MONYMASTER
                                     -----------------------------------------------------------------------------
                                                                MONY SERIES FUND, INC.
                                     -----------------------------------------------------------------------------
                                                                                                 GOVERNMENT
                                         DIVERSIFIED               MONEY MARKET                  SECURITIES
                                         SUBACCOUNT                 SUBACCOUNT                   SUBACCOUNT
                                     -------------------   ----------------------------   ------------------------
                                       1998       1997         1998            1997          1998          1997
                                     --------   --------   -------------   ------------   -----------   ----------
From operations:
  Net investment income............  $ 24,140   $  9,492   $   1,275,552   $    748,412   $    93,950   $   43,640
  Net realized gain on
    investments....................    13,977     22,559               0              0        82,016       13,453
  Net increase (decrease) in
    unrealized appreciation of
    investments....................   (14,958)     2,068               0              0        72,464       82,489
                                     --------   --------   -------------   ------------   -----------   ----------
Net increase in net assets
  resulting from operations........    23,159     34,119       1,275,552        748,412       248,430      139,582
                                     --------   --------   -------------   ------------   -----------   ----------
From unit transactions:
  Net proceeds from the issuance of
    units..........................         0        674     142,540,251     96,655,000     4,518,283    1,902,833
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (62,443)   (77,004)   (118,190,820)   (93,779,042)   (1,075,338)    (278,247)
                                     --------   --------   -------------   ------------   -----------   ----------
Net increase (decrease) from unit
  transactions.....................   (62,443)   (76,330)     24,349,431      2,875,958     3,442,945    1,624,586
                                     --------   --------   -------------   ------------   -----------   ----------
Net increase (decrease) in net
  assets...........................   (39,284)   (42,211)     25,624,983      3,624,370     3,691,375    1,764,168
Net assets beginning of year.......   137,795    180,006      23,334,035     19,709,665     3,578,938    1,814,770
                                     --------   --------   -------------   ------------   -----------   ----------
Net assets end of year*............  $ 98,511   $137,795   $  48,959,018   $ 23,334,035   $ 7,270,313   $3,578,938
                                     ========   ========   =============   ============   ===========   ==========
Units outstanding beginning of
  year.............................     4,707      7,590       1,543,043      1,355,274       302,006      162,102
Units issued during the year.......         0         34       9,230,746      6,511,788       361,047      164,256
Units redeemed during the year.....    (1,953)    (2,917)     (7,659,725)    (6,324,019)      (81,758)     (24,352)
                                     --------   --------   -------------   ------------   -----------   ----------
Units outstanding end of year......     2,754      4,707       3,114,064      1,543,043       581,295      302,006
                                     ========   ========   =============   ============   ===========   ==========
---------------
* Includes undistributed net
investment income of:                $130,644   $106,504   $   4,133,093   $  2,857,541   $   144,739   $   50,789

                                            VALUEMASTER
                                     -------------------------
                                      MONY SERIES FUND, INC.
                                     -------------------------
                                               MONEY
                                              MARKET
                                            SUBACCOUNT
                                     -------------------------
                                        1998          1997
                                     -----------   -----------
From operations:
  Net investment income............  $    17,105   $    17,237
  Net realized gain on
    investments....................            0             0
  Net increase (decrease) in
    unrealized appreciation of
    investments....................            0             0
                                     -----------   -----------
Net increase in net assets
  resulting from operations........       17,105        17,237
                                     -----------   -----------
From unit transactions:
  Net proceeds from the issuance of
    units..........................    1,808,234     1,080,192
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (1,773,805)   (1,076,942)
                                     -----------   -----------
Net increase (decrease) from unit
  transactions.....................       34,429         3,250
                                     -----------   -----------
Net increase (decrease) in net
  assets...........................       51,534        20,487
Net assets beginning of year.......      464,272       443,785
                                     -----------   -----------
Net assets end of year*............  $   515,806   $   464,272
                                     ===========   ===========
Units outstanding beginning of
  year.............................       33,429        33,041
Units issued during the year.......      126,735        78,351
Units redeemed during the year.....     (124,205)      (77,963)
                                     -----------   -----------
Units outstanding end of year......       35,959        33,429
                                     ===========   ===========
---------------
* Includes undistributed net
investment income of:                $    69,630   $    52,525

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   MONYMASTER
                              -------------------------------------------------------------------------------------
                                                          ENTERPRISE ACCUMULATION TRUST
                              -------------------------------------------------------------------------------------

                                        EQUITY                     SMALL CAP                      MANAGED
                                      SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                              --------------------------   --------------------------   ---------------------------
                                  1998          1997           1998          1997           1998           1997
                              ------------   -----------   ------------   -----------   ------------   ------------
From operations:
  Net investment income.....  $  2,200,379   $ 1,348,889   $  2,192,556   $ 2,969,759   $ 19,750,547   $ 10,160,903
  Net realized gain on
    investments.............     7,916,403     4,582,451      4,722,353     1,806,789     44,737,325     24,484,707
  Net increase (decrease) in
    unrealized appreciation
    of investments..........    (5,669,218)    4,305,948     (4,325,400)    5,408,719    (48,532,620)    18,352,149
                              ------------   -----------   ------------   -----------   ------------   ------------
Net increase in net assets
  resulting from
  operations................     4,447,564    10,237,288      2,589,509    10,185,267     15,955,252     52,997,759
                              ------------   -----------   ------------   -----------   ------------   ------------
From unit transactions:
  Net proceeds from the
    issuance of units.......    22,879,320    19,541,544     14,502,302    11,606,860     83,188,883     69,610,057
  Net asset value of units
    redeemed or used to meet
    contract obligations....   (18,619,183)   (8,148,291)   (12,018,701)   (4,634,574)   (94,338,742)   (46,391,571)
                              ------------   -----------   ------------   -----------   ------------   ------------
Net increase (decrease) from
  unit transactions.........     4,260,137    11,393,253      2,483,601     6,972,286    (11,149,859)    23,218,486
                              ------------   -----------   ------------   -----------   ------------   ------------
Net increase in net
  assets....................     8,707,701    21,630,541      5,073,110    17,157,553      4,805,393     76,216,245
Net assets beginning of
  year......................    58,897,778    37,267,237     39,297,930    22,140,377    297,065,970    220,849,725
                              ------------   -----------   ------------   -----------   ------------   ------------
Net assets end of year*.....  $ 67,605,479   $58,897,778   $ 44,371,040   $39,297,930   $301,871,363   $297,065,970
                              ============   ===========   ============   ===========   ============   ============
Units outstanding beginning
  of year...................     1,428,789     1,123,086      1,042,727       837,807      5,633,476      5,150,485
Units issued during the
  year......................       526,017       526,272        373,071       347,201      1,521,008      1,464,377
Units redeemed during the
  year......................      (443,970)     (220,569)      (328,392)     (142,281)    (1,785,212)      (981,386)
                              ------------   -----------   ------------   -----------   ------------   ------------
Units outstanding end of
  year......................     1,510,836     1,428,789      1,087,406     1,042,727      5,369,272      5,633,476
                              ============   ===========   ============   ===========   ============   ============

---------------
* Includes undistributed net
  investment income of:       $  5,015,479   $ 2,815,100   $  7,097,100   $ 4,904,544   $ 42,513,586   $ 22,763,039

                                                   MONYMASTER
                              ----------------------------------------------------
                                         ENTERPRISE ACCUMULATION TRUST
                              ----------------------------------------------------
                                    INTERNATIONAL                HIGH YIELD
                                       GROWTH                       BOND
                                     SUBACCOUNT                  SUBACCOUNT
                              -------------------------   ------------------------
                                 1998          1997          1998          1997
                              -----------   -----------   -----------   ----------
From operations:
  Net investment income.....  $   381,003   $   157,687   $   799,222   $  392,417
  Net realized gain on
    investments.............      277,852       315,164        47,477       42,368
  Net increase (decrease) in
    unrealized appreciation
    of investments..........      405,104      (304,765)     (710,908)     131,750
                              -----------   -----------   -----------   ----------
Net increase in net assets
  resulting from
  operations................    1,063,959       168,086       135,791      566,535
                              -----------   -----------   -----------   ----------
From unit transactions:
  Net proceeds from the
    issuance of units.......    2,826,722     3,852,044     5,348,741    3,929,223
  Net asset value of units
    redeemed or used to meet
    contract obligations....   (2,036,923)   (1,301,430)   (1,925,911)    (420,640)
                              -----------   -----------   -----------   ----------
Net increase (decrease) from
  unit transactions.........      789,799     2,550,614     3,422,830    3,508,583
                              -----------   -----------   -----------   ----------
Net increase in net
  assets....................    1,853,758     2,718,700     3,558,621    4,075,118
Net assets beginning of
  year......................    8,619,818     5,901,118     7,265,062    3,189,944
                              -----------   -----------   -----------   ----------
Net assets end of year*.....  $10,473,576   $ 8,619,818   $10,823,683   $7,265,062
                              ===========   ===========   ===========   ==========
Units outstanding beginning
  of year...................      664,152       472,752       502,892      247,295
Units issued during the
  year......................      200,326       289,408       363,458      286,812
Units redeemed during the
  year......................     (152,927)      (98,008)     (134,007)     (31,215)
                              -----------   -----------   -----------   ----------
Units outstanding end of
  year......................      711,551       664,152       732,343      502,892
                              ===========   ===========   ===========   ==========
---------------
* Includes undistributed net
  investment income of:       $   591,208   $   210,205   $ 1,376,102   $  576,880

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            VALUEMASTER
                                   ----------------------------------------------------------------------------------------------
                                                                       OCC ACCUMULATION TRUST
                                   ----------------------------------------------------------------------------------------------
                                          BOND                  EQUITY                SMALL CAP                  MANAGED
                                       SUBACCOUNT             SUBACCOUNT             SUBACCOUNT                SUBACCOUNT
                                   -------------------   --------------------   ---------------------   -------------------------
                                     1998       1997       1998        1997       1998        1997         1998          1997
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
From operations:
  Net investment income..........  $ 31,948   $ 28,149   $  17,635   $ 10,790   $   8,730   $  11,908   $   316,824   $   378,567
  Net realized gain (loss) on
    investments..................     2,987     (9,584)     65,238     35,842      51,928      37,759     2,059,748     1,555,405
  Net increase (decrease) in
    unrealized appreciation of
    investments..................     4,164     12,352     (46,441)    42,275     (68,424)      7,206    (1,784,329)      369,175
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
Net increase (decrease) in net
  assets resulting from
  operations.....................    39,099     30,917      36,432     88,907      (7,766)     56,873       592,243     2,303,147
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
From unit transactions:
  Net proceeds from the issuance
    of units.....................   116,160     20,982      32,150      4,581      33,004           0     1,794,905     1,042,873
  Net asset value of units
    redeemed or used to meet
    contract obligations.........   (65,871)   (30,553)   (127,289)   (71,904)   (137,264)   (136,759)   (4,139,893)   (3,207,772)
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
Net increase (decrease) from unit
  transactions...................    50,289     (9,571)    (95,139)   (67,323)   (104,260)   (136,759)   (2,344,988)   (2,164,899)
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
Net increase (decrease) in net
  assets.........................    89,388     21,346     (58,707)    21,584    (112,026)    (79,886)   (1,752,745)      138,248
Net assets beginning of year.....   590,466    569,120     392,027    370,443     260,650     340,536    12,181,976    12,043,728
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
Net assets end of year*..........  $679,854   $590,466   $ 333,320   $392,027   $ 148,624   $ 260,650   $10,429,231   $12,181,976
                                   ========   ========   =========   ========   =========   =========   ===========   ===========
Units outstanding beginning of
  year...........................    34,521     35,119       9,563     11,304       7,532      11,883       238,580       284,927
Units issued during the year.....     6,460      1,264         729        153         991           0        35,581        21,763
Units redeemed during the year...    (3,774)    (1,862)     (2,934)    (1,894)     (3,742)     (4,351)      (81,112)      (68,110)
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
Units outstanding end of year....    37,207     34,521       7,358      9,563       4,781       7,532       193,049       238,580
                                   ========   ========   =========   ========   =========   =========   ===========   ===========
---------------
* Includes undistributed net
investment income of:              $154,732   $122,784   $  29,660   $ 12,025   $  32,390   $  23,660   $   694,423   $   377,599

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account A (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Flexible Payment Variable Annuity policies (MONYMaster and ValueMaster). These policies are issued by MONY.

     There are currently seventeen subaccounts within the Variable Account, each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), Enterprise Accumulation Trust ("Enterprise") or the OCC Accumulation Trust ("OCC") (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     On March 31, 1997, the Variable Account effected a substitution by redeeming shares of the OCC Accumulation Trust Bond Portfolio and using the redemption proceeds to purchase shares of the OCC Accumulation Trust U.S. Government Income Portfolio. The substitution was effected through a redemption of assets in-kind for the Variable Account and OCC.

     On December 21, 1998, the Variable Account effected a substitution by redeeming shares of the OCC Accumulation Trust Money Market Portfolio and using the redemption proceeds to purchase shares of the MONY Series Fund, Inc. Money Market Portfolio. The substitution was effected through a redemption of assets in-kind for the Variable Account and OCC.

     A full presentation of the related financial statements and footnotes of the Fund, Enterprise and OCC are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of each portfolio. Except for the Money Market Portfolio, net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held which approximates value.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY is the legal owner of the assets held by the Variable Account.

     Purchase payments received from MONY by the Variable Account represent gross purchase payments recorded by MONY less deductions retained for any premium taxes.

     A periodic deduction is made from the cash value of the contract for the annual contract charge. The deduction is for the expenses of administration and is treated by the Variable Account as a contractholder redemption. The amount deducted for all subaccounts for 1998 was $277,212.

                                      MONY

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.25 percent of average daily net assets of the subaccounts. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1998 consist of the following:

                                                                     MONYMASTER
                           ----------------------------------------------------------------------------------------------
                            EQUITY      EQUITY     INTERMEDIATE    LONG TERM                      MONEY       GOVERNMENT
                            GROWTH      INCOME      TERM BOND        BOND       DIVERSIFIED      MARKET       SECURITIES
                           PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                           ---------   ---------   ------------   -----------   -----------   -------------   -----------
Shares beginning of year:
  Shares.................     8,082      12,837        710,866      1,018,878       6,686        23,334,035       328,644
  Amount.................  $170,806    $215,365    $ 7,591,341    $12,421,256    $107,587     $  23,334,035   $ 3,448,871
                           --------    --------    -----------    -----------    --------     -------------   -----------
Shares acquired:
  Shares.................       154         252        479,109        615,493         527       147,547,679       418,403
  Amount.................  $  5,215    $  6,382    $ 5,344,447    $ 8,532,633    $  9,435     $ 147,547,679   $ 4,599,575
Shares received for
  reinvestment of
  dividends:
  Shares.................     1,302       1,980         40,491         64,420       1,439         1,686,933        14,625
  Amount.................  $ 44,099    $ 51,132    $   433,654    $   838,752    $ 25,421     $   1,686,933   $   154,732
Shares redeemed:
  Shares.................    (1,298)     (2,023)      (278,015)      (203,662)     (3,704)     (123,609,629)     (110,794)
  Amount.................  $(18,764)   $(27,642)   $(2,966,391)   $(2,286,745)   $(59,182)    $(123,609,629)  $(1,135,396)
                           --------    --------    -----------    -----------    --------     -------------   -----------
Net change:
  Shares.................       158         209        241,585        476,251      (1,738)       25,624,983       322,234
  Amount.................  $ 30,550    $ 29,872    $ 2,811,710    $ 7,084,640    $(24,326)    $  25,624,983   $ 3,618,911
                           --------    --------    -----------    -----------    --------     -------------   -----------
Shares end of year:
  Shares.................     8,240      13,046        952,451      1,495,129       4,948        48,959,018       650,878
  Amount.................  $201,356    $245,237    $10,403,051    $19,505,896    $ 83,261     $  48,959,018   $ 7,067,782
                           ========    ========    ===========    ===========    ========     =============   ===========

                           VALUEMASTER
                           -----------
                              MONEY
                             MARKET
                            PORTFOLIO
                           -----------
Shares beginning of year:
  Shares.................            0
  Amount.................  $         0
                           -----------
Shares acquired:
  Shares.................    1,379,305
  Amount.................  $ 1,379,305
Shares received for
  reinvestment of
  dividends:
  Shares.................        1,741
  Amount.................  $     1,741
Shares redeemed:
  Shares.................     (865,240)
  Amount.................  $  (865,240)
                           -----------
Net change:
  Shares.................      515,806
  Amount.................  $   515,806
                           -----------
Shares end of year:
  Shares.................      515,806
  Amount.................  $   515,806
                           ===========

                                      MONY

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                                                              MONYMASTER
                                                -----------------------------------------------------------------------
                                                                                            INTERNATIONAL   HIGH YIELD
                                                   EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                ------------   -----------   ------------   -------------   -----------
Shares beginning of year:
  Shares......................................     1,678,478     1,471,833      7,284,600      1,394,793      1,272,340
  Amount......................................  $ 46,784,804   $31,594,208   $223,370,538    $ 8,462,886    $ 7,036,463
                                                ------------   -----------   ------------    -----------    -----------
Shares acquired:
  Shares......................................       657,270       554,898      2,070,044        424,520        991,885
  Amount......................................  $ 24,380,993   $15,506,741   $ 87,703,818    $ 2,856,804    $ 5,571,677
Shares received for reinvestment of dividends:
  Shares......................................        82,174       104,280        582,046         77,067        166,456
  Amount......................................  $  3,014,135   $ 2,731,100   $ 23,607,771    $   500,167    $   915,812
Shares redeemed:
  Shares......................................      (581,815)     (509,262)    (2,494,102)      (342,437)      (415,098)
  Amount......................................  $(13,018,209)  $(8,839,331)  $(57,973,576)   $(1,908,317)   $(2,217,960)
                                                ------------   -----------   ------------    -----------    -----------
Net change:
  Shares......................................       157,629       149,916        157,988        159,150        743,243
  Amount......................................  $ 14,376,919   $ 9,398,510   $ 53,338,013    $ 1,448,654    $ 4,269,529
                                                ------------   -----------   ------------    -----------    -----------
Shares end of year:
  Shares......................................     1,836,107     1,621,749      7,442,588      1,553,943      2,015,583
  Amount......................................  $ 61,161,723   $40,992,718   $276,708,551    $ 9,911,540    $11,305,992
                                                ============   ===========   ============    ===========    ===========

     Investments in OCC Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                                                              VALUEMASTER
                                                   -----------------------------------------------------------------
                                                      MONEY      US GOVERNMENT
                                                     MARKET         INCOME        EQUITY     SMALL CAP     MANAGED
                                                    PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                   -----------   -------------   ---------   ---------   -----------
Shares beginning of year:
  Shares.........................................      464,272       56,181        10,734       9,884        287,446
  Amount.........................................  $   464,272     $574,919      $225,366    $177,907    $ 7,308,176
                                                   -----------     --------      --------    --------    -----------
Shares acquired:
  Shares.........................................    1,808,465       11,266           851       1,302         44,606
  Amount.........................................  $ 1,808,465     $121,160      $ 32,132    $ 33,000    $ 1,840,740
Shares received for reinvestment of dividends:
  Shares.........................................       21,969        3,699           592         417         10,785
  Amount.........................................  $    21,969     $ 39,392      $ 21,800    $ 11,140    $   466,768
Shares redeemed:
  Shares.........................................   (2,294,706)      (7,371)       (3,565)     (5,170)      (104,400)
  Amount.........................................  $(2,294,706)    $(75,328)     $(66,198)   $(87,742)   $(2,275,924)
                                                   -----------     --------      --------    --------    -----------
Net change:
  Shares.........................................     (464,272)       7,594        (2,122)     (3,451)       (49,009)
  Amount.........................................  $  (464,272)    $ 85,224      $(12,266)   $(43,602)   $    31,584
                                                   -----------     --------      --------    --------    -----------
Shares end of year:
  Shares.........................................            0       63,775         8,612       6,433        238,437
  Amount.........................................  $         0     $660,143      $213,100    $134,305    $ 7,339,760
                                                   ===========     ========      ========    ========    ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account A -- MONYMaster/ValueMaster:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting MONY Variable Account A (comprising, respectively, MONYMaster's Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Money Market, Government Securities, Equity, Small Cap, Managed, International Growth, and High Yield Bond Subaccounts; and ValueMaster's Money Market, Bond, Equity, Small Cap, and Managed Subaccounts) at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

     The economic environment in 1999 is characterized by a slower rate of economic growth, continued low inflation and excess capacity in most commodities and as a result a squeeze on corporate earnings. Companies who can achieve unit growth and who do not need price increases to succeed should be favored. This means a continued emphasis on technology -- hardware and software, telecommunications -- telephones and equipment, healthcare and entertainment companies. Financial stocks which benefit from lower interest rates are also represented in the Portfolio.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
           EQUITY GROWTH PORTFOLIO AND TOTAL RETURN ON S&P 500 INDEX

                                                MSF EQUITY GROWTH
                                                    PORTFOLIO                 S&P 500
12/31/88                                              10000                    10000
12/31/89                                              13092                    13149
12/31/90                                              12895                    12732
12/31/91                                              17365                    16622
12/31/92                                              17213                    17897
12/31/93                                              18885                    19685
12/31/94                                              19290                    19943
12/31/95                                              25181                    27407
12/31/96                                              30456                    33656
12/31/97                                              39799                    44897
12/31/98                                              49930                    57782

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR   5 YEARS   10 YEARS
------   -------   --------
25.46%   21.45%     17.44%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

     With the expectation for slower economic growth, low inflation and lack of pricing power and uncertain earnings, selectivity becomes important. In this environment, companies who can achieve unit growth and who do not need price increases to succeed should be favored. This means an emphasis on healthcare -- pharmaceuticals and hospital supplies and telecommunications -- primarily telephones. Selected technology names such as GE, Xerox and Pitney Bowes should also do well. Financials -- banks and insurance should benefit from lower interest rates.

     At the other end of spectrum from the stable growers are the economy sensitive or cyclical stocks. The economic backdrop seems all wrong for them, but that is already well known and is reflected in the very depressed prices they sell at. If S.E. Asia is stabilizing and shows any signs of improvement; the energy, basic materials and capital goods stocks which were hurt the most by the economic crisis should benefit. The Portfolio is slowly increasing exposure to international oils, papers, forest products and chemical stocks. It may be early, but usually these groups move in anticipation of a change in the world outlook.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
           EQUITY INCOME PORTFOLIO AND TOTAL RETURN ON S&P 500 INDEX

                                                MSF EQUITY INCOME
                                                    PORTFOLIO                 S&P 500
12/31/88                                              10000                    10000
12/31/89                                              12219                    13149
12/31/90                                              11395                    12732
12/31/91                                              13711                    16622
12/31/92                                              15121                    17897
12/31/93                                              17259                    19685
12/31/94                                              17394                    19943
12/31/95                                              23155                    27407
12/31/96                                              27730                    33656
12/31/97                                              36398                    44897
12/31/98                                              40997                    57782

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR   5 YEARS   10 YEARS
------   -------   --------
12.63%   18.88%     15.14%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

     The Intermediate Term Bond Portfolio is a diversified U.S. Treasury and corporate bond fund that seeks to maximize income and capital appreciation through the investment in bonds with maturities averaging between four and eight years. The Portfolio maintained an average maturity of 4.98 years as of December 31, 1998.

     For the quarter ended December 31, 1998, the Portfolio earned a total return of .27%. For the one year period ended December 31, 1998, the Portfolio earned a total return of 7.44% and for the five and ten year periods the Portfolio earned an average annual return of 6.29% and 7.97%, respectively.

     The bond market stabilized during the last quarter of 1998, after the Federal Reserve went "global" and cut interest rates by 75 basis points. Interest rates, as measured by the benchmark five-year U.S. Treasury, gave up some of their gains and backed up 32 basis points to close the quarter at 4.54%. The yield curve, as measured by the spread differential between the 2-yr U.S. Treasury note and the 30-yr U.S. Treasury bond, flattened. Short rates increased relative to bonds as market participants speculated that the Federal Reserve was "on hold" for the time being.

     It took a surprise third easing of monetary policy by the Federal Reserve to calm markets worldwide after the implosion of the emerging markets crisis and the reporting of heavy losses incurred by the deleveraging of various hedge funds. Capital markets reopened, liquidity returned, corporate spreads tightened and investors refocused on fundamentals.

     As for the corporate sector, bonds continued to take their cue from the stock market and spreads recouped. Corporates enjoyed a tremendous rally buoyed by the return of liquidity to the market place despite disappointing earning projections. The market outperformed Treasuries in the fourth quarter; however for the year Corporates underperformed. Going forward spreads are expected to be volatile with the better-quality names performing the best in the High Grade Corporate Market.

     Our view is that the domestic economy will experience a moderate decline in growth but a serious recession will be averted, as consumer spending will remain firm, emerging markets will continue to stabilize and the Federal Reserve will stand ready to come to the rescue and ease monetary policy when necessary. Nonetheless, there are a few important wildcards that we need to keep in mind: the uncertainty regarding the U.S. political landscape, developments in emerging markets, and Y2K problems.

     The Portfolio is currently invested in corporate issuers, comprising 43% of total invested assets. We continue to increase the holdings of government obligations and they now make up 42% of the Portfolio. Mortgage-backed securities represent 9% of the Portfolio, asset-backed securities 4% and the balance is in cash equivalents. The average Moody's rating on issues in the Portfolio is Aa3, reflecting emphasis on higher quality debt issuers.

                             MONY SERIES FUND, INC.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
      INTERMEDIATE TERM BOND PORTFOLIO AND TOTAL RETURN ON LEHMAN BROTHERS
                          INTERMEDIATE GOV/CORP INDEX

                                                                          LEHMAN BROTHERS
                                              MSF INTERMEDIATE TERM    INTERMEDIATE GOV/CORP
                                                  BOND PORTFOLIO               INDEX
12/31/88                                              10000                    10000
12/31/89                                              11166                    11277
12/31/90                                              11943                    12310
12/31/91                                              13768                    14110
12/31/92                                              14719                    15121
12/31/93                                              15875                    16451
12/31/94                                              15633                    16133
12/31/95                                              17951                    18606
12/31/96                                              18613                    19360
12/31/97                                              20047                    20883
12/31/98                                              21538                    22646

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR   5 YEARS   10 YEARS
------   -------   --------
7.44%     6.29%     7.97%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

     The Long Term Bond Portfolio is a diversified U.S. Treasury and corporate bond fund that seeks to maximize income and capital appreciation through the investment in bonds with maturities generally longer than eight years. The Portfolio's performance is expected to be more volatile than other fixed income funds with shorter average maturities, with both the Portfolio's risk and ultimate return expected to be greater. The Portfolio had an average maturity of
19.2 years and a duration of 9.97 years as of December 31, 1998.

     For the quarter ended December 31, 1998, the Portfolio earned a total return of -.21%. For the one year period ended December 31, 1998, the Portfolio earned a total return of 10.08% and for the five and ten year periods the Portfolio earned an average annual return of 8.72% and 10.68%, respectively.

     The bond market stabilized during the last quarter of 1998, after the Federal Reserve went "global" and cut interest rates by 75 basis points. Treasury's gave up some of its gains during the quarter, though not as much as intermediate Treasuries, and backed up 13 basis points on the Thirty year U.S. Treasury Bond to close the quarter at 5.09%. The yield curve, as measured by the spread differential between the 2-yr U.S. Treasury note and the 30-yr U.S. Treasury bond, flattened. Short rates increased relative to bonds as market participants speculated that the Federal Reserve was "on hold" for the time being.

     It took a surprise third easing of monetary policy by the Federal Reserve to calm markets worldwide after the implosion of the emerging markets crisis and the reporting of heavy losses incurred by the deleveraging of various hedge funds. Capital markets reopened, liquidity returned, corporate spreads tightened and investors refocused on fundamentals.

     As for the corporate sector, bonds continued to take their cue from the stock market and corporate bonds rebounded as liquidity and the domestic economic outlook began to improve. Liquidity returned during the quarter with a $4.8 billion Associate Corp. deal making November the largest single month of corporate supply. Corporates enjoyed a tremendous rally despite disappointing earning projections, however, Corporates underperformed Treasuries for the year. Utility and finance sectors were principle outperformers during the quarter. Sectors such as energy, chemicals, and most other commodity-sensitive sectors performed poorly most of the quarter and will most likely continue into 1999.

     Similar to the previous quarter, we continued to add to our Treasury positions coupled with a modest increase in the triple-A U.S. Government Agency sector. Also, we have been maintaining a higher quality, conservative corporate bond profile. For example, we purchased Lucent and Merck with a ten year and thirty year maturity, respectively. Going forward our view will be that the domestic economy begins to slow down early in the New Year, but a recession will be averted. Without a recession, rates should continue to drift gradually higher. This transition to a slower growth environment should keep corporate fundamentals relatively sound. In particular, we continue to believe that inflation will be benign. We advocate a defensive approach toward sector and security selection such as non-cyclical companies and limited foreign exposure. With capital spending likely to slow sharply, capacity utilization rates dropping, and pressure on profit margins likely to continue, we will pursue corporate securities with a strong credit profile.

     The Portfolio is currently invested in 34 corporate issuers, comprising 34% of total invested assets, government obligations represent 49%, with 5% in mortgage and asset-backed securities. The remaining 12% represent cash equivalents. Our continued emphasis on higher quality is reflected in the average Moody's rating on issues in the Portfolio is Aa2.

                             MONY SERIES FUND, INC.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC. LONG TERM BOND PORTFOLIO AND TOTAL RETURN ON LEHMAN BROTHERS LONG GOV/CORP INDEX

                                                MSF LONG TERM BOND      LEHMAN BROTHERS LONG
                                                    PORTFOLIO              GOV/CORP INDEX
12/31/88                                              10000                    10000
12/31/89                                              11695                    11754
12/31/90                                              12427                    12512
12/31/91                                              14617                    14956
12/31/92                                              15901                    16231
12/31/93                                              18163                    18854
12/31/94                                              17048                    17518
12/31/95                                              22170                    22764
12/31/96                                              22101                    22796
12/31/97                                              25071                    26106
12/31/98                                              27598                    29179

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR    5 YEARS   10 YEARS
-------   -------   --------
10.08%     8.72%    10.68%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                             DIVERSIFIED PORTFOLIO

     Whether the image is a rubber band, Dracula, or that battery bunny, the stocks proved in the fourth quarter that the great bull market of the 90's still runs. A late summer scare, that in retrospect looks to have been more of an isolated meltdown of few overleveraged hedge funds rather than a global crisis, hit its worst as the quarter began; from there prices rose with little interruption, making 1998 another year of double-digit returns for most market indices.

     As the FUD (Fear, Uncertainty, Doubt) receded, investors backed away from safe but expensive U.S. Treasuries. Interest rates crept up, and most bond indices ended the quarter with only nominal gains.

     On the economic front, the resilient U.S. consumer shrugged off any concerns about investment portfolios and kept on buying, with autos and housing the favorites. Supported by this consumer spending, the economy grew at a robust rate, above 3%, eliminating any threat of recession in the near term.

     The benchmark S&P 500 Index was up 21.3% for the quarter, and 28.75% for the year. The benchmark Lehman Brothers Government/Corporate Bond Index rose by 0.1% for the quarter, 9.5% for the year.

     Our view is that the economy will cool in the new year, but that it will not slip into a recession. Stocks remain fully priced, and may be vulnerable to any pullback in the volatile internet sector. Interest rates may see some upward pressure as growth continues in an economy at near full capacity, and the one-time disinflation shock of a collapse in oil prices recedes.

     For the quarter ended December 31, 1998, the Portfolio earned a total return of 16.98%. For the one year period ended December 31, 1998, the Portfolio earned a total return of 23.69%. For the five year and ten year periods ended December 31, 1998, the Portfolio earned an average annual return of 17.67% and 14.31%, respectively. These returns take into account charges imposed by the Portfolio. Additional charges are imposed by the Variable Accounts. Of course, past performance does not guarantee future investment results.

     As of December 31, 1998, the Diversified Portfolio was invested 79% in common stocks, 17% in bonds, and 4% in money-market equivalents.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
            DIVERSIFIED PORTFOLIO AND TOTAL RETURN ON S&P 500 INDEX

                                                 MSF DIVERSIFIED
                                                    PORTFOLIO              S&P 500 INDEX
12/31/88                                              10000                    10000
12/31/89                                              12214                    13149
12/31/90                                              12512                    12732
12/31/91                                              15067                    16622
12/31/92                                              15129                    17897
12/31/93                                              16884                    19685
12/31/94                                              17057                    19943
12/31/95                                              21546                    27407
12/31/96                                              24657                    33656
12/31/97                                              30813                    44897
12/31/98                                              38113                    57782

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR   5 YEARS   10 YEARS
------   -------   --------
23.69%   17.67%     14.31%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

     The Government Securities Portfolio is a bond fund that seeks to maximize income and capital appreciation through the investment in high quality debt obligations issued or guaranteed by the U.S. Government, its Agencies, and instrumentalities. The Portfolio is expected to have a dollar weighted average life between one and five years under most circumstances. The Portfolio had an average maturity of 3.1 years at December 31, 1998.

     For the quarter ended December 31, 1998, the Portfolio earned a total return of .45%. For the one year period ended December 31, 1998, the Portfolio earned a total return of 6.85% and 5.30% for the five year period. Since Inception on May 31, 1991, the Portfolio earned an average annual return of 6.69% for the period ended December 31, 1998.

     U.S. Treasuries gave back some of their earlier-year gains in the last quarter, as global investors gradually moved away from the comforting but ultimately expensive safety and liquidity of government securities. Despite two 1/4 point easings by the Federal Reserve, (on the heels of another ease late in the third quarter), Treasury yields moved up by 15-25 basis points (hundredths of a percentage point). The fall in the price of government bonds mirrored their rise in earlier months, reflecting, first the fear of global economic recession, and then the reversal of those fears. Volatility declined, and much of the earlier yield curve inversion -- the relatively rare situation where all longer maturity Treasury securities trade at a yield below the short-term Fed Funds Rate -- was reversed. The Funds' better performance in the quarter resulted from an underweighting in the poorly performing intermediate Treasury sector. Our view is that while domestic economic growth will cool off somewhat from the torrid pace of 1998, there is no recession in the near future. The Fed has finished easing for the interim, and government yields are more likely to drift higher. The Portfolio remains positioned defensively, slightly short of target duration, with bias toward higher-yielding government Agency securities.

     The Portfolio is currently invested 100% in U.S. Treasury and Agency obligations. Investments made in the Government Securities Portfolio are not insured nor guaranteed by the U.S. Government.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
  GOVERNMENT SECURITIES PORTFOLIO FROM INCEPTION (5/1/91) THROUGH 12/31/98 AND
       TOTAL RETURN ON LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX

                                                                          LEHMAN BROTHERS
                                                  MSF GOVERNMENT       INTERMEDIATE GOV BOND
                                               SECURITIES PORTFOLIO            INDEX
5/14/91                                               10000                    10000
12/31/91                                              10974                    11411
12/31/92                                              11743                    12202
12/31/93                                              12698                    13199
12/31/94                                              12493                    12968
12/31/95                                              13854                    14836
12/31/96                                              14356                    15439
12/31/97                                              15386                    16631
12/31/98                                              16441                    18028

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR   5 YEARS   SINCE MAY 1, 1991
------   -------   -----------------
6.85%     5.30%          6.69%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

     By year-end 1998, the global financial markets had staged a strong rebound from the precarious state in which they found themselves at the end of September and in the first half of October. Equity markets bounced back from their lows, credit spreads contracted appreciably from their mid-October wides, and liquidity largely returned to the capital markets. These conditions enabled new issue markets for equities and bonds to become operable once again, since the turmoil had all but shut down these markets. Even the money market securities market experienced upheaval, as yields remained high while short-term Treasury rates dropped. Lower-rated money market credits traded at historically wide spreads. The return to more settled conditions was due in no small part to the Fed's recognition, whether or not in concert with other central banks, of the serious need to address the global economic and currency problems through a shift to a program of easing monetary policy. As well, the Fed felt it prudent to undertake its easing stance given the potential for non-domestic pressures to spill over into the U.S. economy and cut short the historic expansion. The Fed's moves restored confidence and brought the overnight fed funds rate target down to 4.75%, a level consistent with an accommodative stance under more normal economic conditions. However, the U.S. economy's performance by itself clearly did not justify such a shift in Fed policy. Presently, there are many crosscurrents at work as the Fed weighs an economy with robust domestic demand, surging stock market, softening dollar, tightening credit spreads, quiescent inflation, and a weak manufacturing sector against a backdrop of potentially worrisome global financial conditions. Absent an exogenous shock to the system, such a picture argues for a wait-and-see stance by the Fed.

     The Treasury yield curve moved upward and steepened in the fourth quarter with a particular increase in interest rates in the intermediate area from two years to ten years. Interest rates on the long bond increased 13 basis points (1/100 of a percentage point) during the quarter from a yield of 4.97% at September 30, 1998 to 5.09% at year end. The short end also traded off, as evidenced by the three-month T-bill's 10 basis point rise in yield from 4.36% at September 30, 1998 to 4.46% at year end. The Fed's three easing moves since September were due to the turmoil seen in global financial markets. Since the unsettled conditions that prevailed have largely abated and the U.S. economy continues its strong growth, market expectations are that the Fed is on hold for the foreseeable future. Nevertheless, renewed problems in the global markets (i.e., a major setback in Brazil's effort to address its fiscal woes) may push the Fed to lower interest rates in the face of conflicting U.S. economic conditions. The average maturity of the Portfolio will be adjusted selectively to capitalize on opportunities where the Portfolio will be rewarded for duration extension. Currently, there is no benefit afforded money market investors for extending much beyond the thirty-day area. Consequently, the money market fund is maintaining a shorter-than-target average maturity. At December 31, 1998 the average maturity of the Portfolio was approximately 31.5 day.

     The portfolio continues to be invested in high quality short-term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the market without sacrificing current income. The 30-day and 7-day current yields of the Portfolio were 4.93% and 4.91%, respectively, as of December 31, 1998.

     Investments made in the Money Market Portfolio are not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Portfolio seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                             MONY SERIES FUND, INC.
                            EQUITY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

      VALUE                                                                VALUE
DESCRIPTION                                  SHARES                        (NOTE
2)      DESCRIPTION                                  SHARES             (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.0%
------------------------------------------------------------------
AIR TRANSPORTATION -- 2.5%
  AMR Corp.*                                 400        $   23,750
  Delta Airlines, Inc.                       600            31,200
  UAL Corp.*                                 400            23,875
                                                        ----------
                                                            78,825
                                                        ----------
AUTOMOBILES -- 1.9%
  Ford Motor Co.                             500            29,344
  General Motors Corp. Class (E)             400            28,625
                                                        ----------
                                                            57,969
                                                        ----------
BANKS/MAJOR -- 3.9%
  BankAmerica Corp.                          600            36,075
  Chase Manhattan Corp.                      500            34,032
  Citigroup, Inc.                            800            39,600
  Morgan (JP) Co.                            100            10,506
                                                        ----------
                                                           120,213
                                                        ----------
BANKS/REGIONAL -- 2.8%
  BankBoston Corp.                           500            19,469
  First Union Corp.                          400            24,325
  Fleet Financial Group, Inc.                500            22,344
  Mellon Bank Corp.                          300            20,625
                                                        ----------
                                                            86,763
                                                        ----------
BEVERAGES/NON-ALCOHOLIC -- 0.4%
  Coca-Cola Co.                              200            13,375
                                                        ----------
BIO-TECHNOLOGIES -- 2.8%
  Amgen, Inc.*                               500            52,281
  BioGen*                                    400            33,200
                                                        ----------
                                                            85,481
                                                        ----------
CABLE TELEVISION -- 4.5%
  Cablevision Systems, Inc.                  500            25,094
  Comcast Corp. Class (A)                  1,000            58,687
  Tele-Communications Inc.                 1,000            55,312
                                                        ----------
                                                           139,093
                                                        ----------
CHEMICALS -- 1.6%
  duPont (E.I.) de Nemours & Co.             500            26,531
  Monsanto Co.                               500            23,750
                                                        ----------
                                                            50,281
                                                        ----------
DRUGS -- 8.5%
  American Home Products Corp.               600            33,788
  Bristol Meyers Squibb Co.                  300            40,144
  Lilly (Eli) & Co.                          400            35,550
  Pfizer, Inc.                               400            50,175
  Schering-Plough Corp.                      600            33,150
  Smithkline Beecham, plc, ADR               400            27,800
  Warner-Lambert Co.                         600            45,112
                                                        ----------
                                                           265,719
                                                        ----------
ELECTRICAL EQUIPMENT -- 4.5%
  Emerson Electric Co.                       600            37,537
  General Electric Co.                     1,000           102,063
                                                        ----------
                                                           139,600
                                                        ----------
ELECTRONICS -- 5.5%
  Applied Materials, Inc.*                   800        $   34,150
  Hewlett-Packard Co.                        500            34,156
  Intel Corp.                                500            59,282
  Texas Instruments, Inc.                    500            42,781
                                                        ----------
                                                           170,369
                                                        ----------
ENTERTAINMENT -- 3.4%
  Cumulus Media, Inc*                        500             8,313
  Disney (Walt) Co.                          700            21,000
  Infinity Broadcasting Co.*                 500            13,688
  Time Warner, Inc.                        1,000            62,062
                                                        ----------
                                                           105,063
                                                        ----------
FINANCIAL SERVICES -- 1.5%
  American Express Co.                       200            20,450
  Associates First Capital Corp.             600            25,425
                                                        ----------
                                                            45,875
                                                        ----------
HOSPITAL MANAGEMENT -- 1.9%
  Sunrise Assisted Living, Inc.*           1,000            51,875
  United Healthcare Corp.                    200             8,612
                                                        ----------
                                                            60,487
                                                        ----------
HOSPITAL SUPPLIES -- 1.4%
  Johnson & Johnson                          500            41,938
                                                        ----------
HOUSEHOLD PRODUCTS -- 0.6%
  Procter & Gamble Co.                       200            18,263
                                                        ----------
INSURANCE -- 4.2%
  Aetna, Inc.                                300            23,588
  American International Group,
    Inc.                                     600            57,975
  Berkshire Hathaway Class (B)*               21            49,350
                                                        ----------
                                                           130,913
                                                        ----------
NATURAL GAS -- 0.2%
  Marine Drilling Corp.*                     900             6,919
                                                        ----------
OFFICE & BUSINESS EQUIPMENT -- 10.9%
  Compaq Computer Corp.                      800            33,550
  Dell Computer Corp.*                       800            58,550
  International Business
    Machines Corp.                           400            73,900
  Microsoft Corp.*                           500            69,344
  Oracle Corp.*                              800            34,500
  Sun Microsystems, Inc.*                    800            68,500
                                                        ----------
                                                           338,344
                                                        ----------
OIL -- DOMESTIC -- 0.9%
  Atlantic Richfield Co.                     200            13,050
  USX-Marathon Group                         500            15,063
                                                        ----------
                                                            28,113
                                                        ----------
OIL -- INTERNATIONAL -- 4.4%
  Amoco Corp.                                200            12,075
  British Petroleum, plc, ADR                200            17,925
  Chevron Corp.                              300            24,881
  Exxon Corp.                                400            29,250
  Mobil Corp.                                300            26,137
  Royal Dutch Petroleum Co.                  200             9,575
  Texaco, Inc.                               300            15,863
                                                        ----------
                                                           135,706
                                                        ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY GROWTH PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

      VALUE                                                                VALUE
DESCRIPTION                                  SHARES                        (NOTE
2)      DESCRIPTION                                  SHARES             (NOTE 2)
--------------------------------------------------------------------------------

OIL -- SERVICES -- 2.8%
  Baker Hughes, Inc.                         600        $   10,613
  B.J. Services*                             800            12,500
  Diamond Offshore Drilling,
    Inc.                                     600            14,212
  Ensco International                        500             5,343
  Halliburton Co.                            400            11,851
  Schlumberger Ltd.                          400            18,450
  Weatherford International*                 800            15,500
                                                        ----------
                                                            88,469
                                                        ----------
PAPER & PAPER PRODUCTS -- 1.8%
  Bowater, Inc.                              500            20,719
  Champion International                     300            12,150
  Temple-Inland                              400            23,725
                                                        ----------
                                                            56,594
                                                        ----------
RESTAURANTS -- 1.2%
  McDonald's Corp.                           500            38,313
                                                        ----------
RETAIL -- 4.0%
  Dayton-Hudson Corp.                        300            16,275
  GAP (The) Inc.                             800            45,000
  Home Depot, Inc.                           500            30,594
  Wal-Mart Stores                            400            32,575
                                                        ----------
                                                           124,444
                                                        ----------
TELECOMMUNICATIONS -- 14.3%
  Cisco Systems, Inc.*                       600            55,688
  Ericsson, L.M., ADS                        800            19,150
  General Instrument Corp.*                1,000            33,938
  L-3 Communications Holdings,
    Inc.*                                    500            23,281
  Lucent Technologies, Inc.                  400            44,000
  MCI WorldCom*                            1,200            86,100
  Nokia Corp., ADS                           500            60,219
  Qwest Communications
    International, Inc.*                   1,000            50,000
  Sprint, Corp."FON"                         400            33,650
  Sprint, Corp."PCS"*                        200             4,625
  Tellabs, Inc.*                             500            34,281
                                                        ----------
                                                           444,932
                                                        ----------
TOBACCO -- 1.2%
  Philip Morris Companies, Inc.              700        $   37,450
                                                        ----------
U.S AGENCY OBLIGATIONS -- 2.2%
  Federal Home Loan Mortgage
    Corp.                                    500            32,219
  Federal National Mortgage
    Assn.                                    500            37,000
                                                        ----------
                                                            69,219
                                                        ----------
UTILITIES -- TELEPHONE -- 1.2%
  AT&T Corp.                                 500            37,620
                                                        ----------
TOTAL COMMON STOCKS
(COST $1,822,151)                                       $3,016,350
------------------------------------------------------------------
                                   PRINCIPAL AMOUNT
                                       ---------
U. S. GOVERNMENT AGENCY -- 3.2%
------------------------------------------------------------------
Federal Home Loan Mortgage
  Corp., 5.06%, due 01/08/99
  (COST $99,902)                       $ 100,000        $   99,902
------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $1,922,053) -- 100.2%                             $3,116,252
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)             (6,901)
------------------------------------------------------------------
NET ASSETS -- 100.0%                                    $3,109,351
==================================================================
The aggregate cost of securities for Federal income tax purposes at December 31, 1998 is $1,926,646.
    The following amounts are based on costs for Federal income tax purposes:
        Aggregate gross unrealized appreciation         $1,249,581
        Aggregate gross unrealized depreciation            (59,976)
                                                        ----------
        Net unrealized appreciation                     $1,189,605
                                                        ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
  ADR=American Depository Receipts.
  ADS=American Depository Shares.
  Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

      VALUE                                                                VALUE
DESCRIPTION                               SHARES                           (NOTE
2)      DESCRIPTION                               SHARES                (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCK -- 98.9%
--------------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.3%
  Northrop Grumman Corp.                   2,500         $   182,813
  United Technologies Corp.                2,500             271,875
                                                         -----------
                                                             454,688
                                                         -----------
AUTOMOBILES -- 2.3%
  Ford Motor Co.                           4,000             234,750
  General Motors Corp.                     3,000             214,688
                                                         -----------
                                                             449,438
                                                         -----------
AUTOMOTIVE PARTS -- 1.4%
  Dana Corp.                               4,000             163,500
  Eaton Corp.                              1,500             106,031
                                                         -----------
                                                             269,531
                                                         -----------
BANKS/MAJOR -- 5.1%
  Bank of New York, Inc.                   6,000             241,500
  BankAmerica Corp.                        4,000             240,500
  Bankers Trust New York Corp.               700              59,806
  Chase Manhattan Corp.                    3,500             238,219
  Citigroup, Inc.                          4,800             237,600
                                                         -----------
                                                           1,017,625
                                                         -----------
BANKS/REGIONAL -- 4.4%
  BankBoston Corp.                         3,800             147,962
  First Union Corp.                        3,000             182,438
  Fleet Financial Group, Inc.              4,000             178,750
  Mellon Bank Corp.                        2,500             171,875
  Wells Fargo & Co.                        5,000             199,688
                                                         -----------
                                                             880,713
                                                         -----------
CHEMICALS -- 2.0%
  duPont (E.I.) de Nemours & Co.           3,000             159,188
  Olin Corp.                               4,000             113,250
  Rohm & Haas Co.                          4,000             120,500
                                                         -----------
                                                             392,938
                                                         -----------
CONGLOMERATES -- 1.7%
  Harsco Corp.                             3,500             106,531
  Textron, Inc.                            3,000             227,813
                                                         -----------
                                                             334,344
                                                         -----------
CONTAINERS AND PACKAGING -- 0.6%
  Temple-Inland, Inc.                      2,000             118,625
                                                         -----------
COSMETICS -- 1.8%
  Avon Products, Inc.                      8,000             354,000
                                                         -----------
DRUGS -- 9.3%
  American Home Products Corp.             6,000             337,875
  Baxter International, Inc.               4,000             257,250
  Bristol Myers Squibb Co.                 2,500             334,531
  Lilly (Eli) & Co.                        1,000              88,875
  Merck and Co., Inc.                      1,000             147,688
  Pharmacia & UpJohn, Inc.                 4,000             226,500
  Schering-Plough Corp.                    1,000              55,250
  SmithKline Beecham, plc, ADR             4,000             278,000
  Warner Lambert Co.                       1,500             112,781
                                                         -----------
                                                           1,838,750
                                                         -----------
ELECTRICAL EQUIPMENT -- 5.1%
  Emerson Electric Co.                     4,000         $   250,250
  General Electric Co.                     7,500             765,469
                                                         -----------
                                                           1,015,719
                                                         -----------
ELECTRONICS -- 2.0%
  AMP, Inc.                                5,700             296,756
  Thomas & Betts Corp.                     2,500             108,281
                                                         -----------
                                                             405,037
                                                         -----------
FINANCIAL SERVICES -- 0.6%
  Morgan (JP) Co.                          1,200             126,075
                                                         -----------
FOREST PRODUCT -- 0.8%
  Weyerhaeuser Co.                         3,000             152,438
                                                         -----------
INSURANCE -- 3.8%
  CIGNA Corp.                              4,500             347,906
  Lincoln National Corp.                   3,000             245,438
  St. Paul Cos., Inc.                      4,500             156,375
                                                         -----------
                                                             749,719
                                                         -----------
MACHINERY -- 1.6%
  Caterpillar Tractor Co.                  3,500             161,000
  Cooper Industries, Inc.                  2,000              95,375
  Timken Co.                               3,500              66,063
                                                         -----------
                                                             322,438
                                                         -----------
METALS -- 1.3%
  Carpenter Technology Corp.               3,000             101,813
  USX-Marathon Group                       5,000             150,625
                                                         -----------
                                                             252,438
                                                         -----------
MISCELLANEOUS -- 0.9%
  Minnesota Mining & Manufacturing
    Co.                                    1,500             106,688
  Phelps-Dodge Corp.                       1,500              76,312
                                                         -----------
                                                             183,000
                                                         -----------
NATURAL GAS -- 3.9%
  Consolidated Natural Gas Co.             4,000             216,000
  El Paso Energy Corp.                     6,000             208,875
  Enron Corp.                              4,000             228,250
  Questar Corp.                            6,000             116,250
                                                         -----------
                                                             769,375
                                                         -----------
OFFICE & BUSINESS EQUIPMENT --4.2%
  Pitney-Bowes, Inc.                       5,500             363,344
  Xerox Corp.                              4,000             472,000
                                                         -----------
                                                             835,344
                                                         -----------
OIL -- DOMESTIC -- 1.3%
  Amoco Corp.                              2,000             120,750
  Atlantic Richfield Co.                   2,000             130,500
                                                         -----------
                                                             251,250
                                                         -----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

      VALUE                                                                VALUE
DESCRIPTION                               SHARES                           (NOTE
2)      DESCRIPTION                               SHARES                (NOTE 2)
--------------------------------------------------------------------------------

OIL -- INTERNATIONAL -- 4.7%
  British Petroleum, plc, ADR              1,500         $   134,438
  Chevron Corp.                            2,000             165,875
  Exxon Corp.                              3,000             219,375
  Mobil Corp.                              2,800             243,950
  Royal Dutch Petroleum Co.                1,400              67,025
  Texaco, Inc.                             2,000             105,750
                                                         -----------
                                                             936,413
                                                         -----------
OIL -- SERVICES & DRILLING -- 4.1%
  Baker Hughes Inc.                        5,000              88,437
  Diamond Offshore Drilling                4,000              94,750
  Halliburton Co.                          5,000             148,125
  Schlumberger Limited                     3,000             138,375
  Williams (The) Companies, Inc.          11,000             343,063
                                                         -----------
                                                             812,750
                                                         -----------
PAPER & PAPER PRODUCTS -- 3.8%
  Bowater, Inc.                            3,000             124,312
  Georgia-Pacific Group                    3,500             204,969
  International Paper Co.                  4,000             179,250
  Union Camp Corp.                         3,500             236,250
                                                         -----------
                                                             744,781
                                                         -----------
PHOTOGRAPHY -- 0.2%
  Eastman Kodak Co.                          500              36,000
                                                         -----------
PUBLISHING -- 2.1%
  McGraw-Hill Companies, Inc.              4,000             407,500
                                                         -----------
REAL ESTATE INVESTMENT
  TRUSTS -- 3.5%
  Avalon Bay Communities, Inc.             2,000              68,500
  Boston Properties, Inc.                  2,500              76,250
  Crescent Real Estate Equities
    Trust                                  4,000              92,000
  Developers Diversified Realty
    Corp.                                  5,000              88,750
  Equity Office Properties Trust           4,000              96,000
  Equity Residential Properties
    Trust                                  2,000              80,875
  Felcor Suite Hotels, Inc.                2,000              46,125
  Health Care Property Investors,
    Inc.                                   5,000             153,750
                                                         -----------
                                                             702,250
                                                         -----------
RETAIL SERVICES -- 0.6%
  Sears Roebuck & Co.                      3,000             127,500
                                                         -----------
SAVINGS & LOAN -- 1.2%
  Washington Mutual, Inc.                  6,000             229,125
                                                         -----------
SOAPS -- 0.9%
  Colgate-Palmolive Co.                    2,000             185,750
                                                         -----------
TELECOMMUNICATIONS
  EQUIPMENT -- 0.4%
  Harris Corp.                             2,000              73,250
                                                         -----------
TOBACCO -- 1.7%
  Fortune Brands, Inc.                     3,500             110,688
  Philip Morris Companies, Inc.            4,300             230,050
                                                         -----------
                                                             340,738
                                                         -----------
U.S. GOVERNMENT AGENCIES -- 1.1%
  Federal National Mortgage Assn.          3,000             222,000
                                                         -----------
UTILITIES -- ELECTRIC -- 5.7%
  American Electric Power, Inc.            3,000         $   141,188
  CMS Energy Corp.                         4,000             193,750
  Carolina Power & Light Co.               4,000             188,250
  Duke Energy Corp.                        4,000             256,250
  Edison Int'l                             6,000             167,250
  FPL Group, Inc.                          3,000             184,875
                                                         -----------
                                                           1,131,563
                                                         -----------
UTILITIES -- TELEPHONE -- 12.5%
  AT&T Corp.                               4,000             301,000
  Ameritech Corp.                          4,500             285,187
  Bell Atlantic Corp.                      4,500             255,656
  Bellsouth Corp.                          6,000             299,250
  Frontier Corp.                           6,000             204,000
  GTE Corp.                                4,000             269,750
  SBC Communications, Inc.                 5,500             294,938
  Sprint Corp. "FON"                       3,000             252,375
  Sprint Corp. "PCS"*                      1,500              34,688
  US West Communications Group             4,000             258,495
                                                         -----------
                                                           2,455,339
                                                         -----------
TOTAL COMMON STOCKS
(COST $13,099,687)                                       $19,578,444
--------------------------------------------------------------------
                                        PRINCIPAL
                                         AMOUNT
                                        --------
COMMERCIAL PAPER -- 0.6%
  Enterprise Funding Corp., 5.42%,
    due 01/19/99 (COST $124,661)        $125,000         $   124,661
--------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 1.9%
  Federal Home Loan Mortgage,
    5.04%, due 01/20/99                 $200,000         $   199,468
  Federal Home Loan Mortgage,
    5.04%, due 02/12/99                  100,000              99,412
  Federal National Mortgage Assn.,
    5.08%, due 01/14/99                   75,000              74,863
                                                         -----------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $373,743)                                          $   373,743
--------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.4%
(COST $13,598,091)                                       $20,076,848
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4%)             (275,361)
--------------------------------------------------------------------
NET ASSETS -- 100.0%                                     $19,801,487
====================================================================
The aggregate cost of securities for Federal income tax purpose at
  December 31, 1998 is $13,584,864.
    The following amounts are based on costs for Federal income tax purposes:
        Aggregate gross unrealized appreciation          $ 6,859,022
        Aggregate gross unrealized depreciation             (367,038)
                                                         -----------
        Net unrealized appreciation                      $ 6,491,984
                                                         ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
  ADR = American Depository Receipt.
  Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                        INTERMEDIATE TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES -- 42.8%
------------------------------------------------------------------
Associates Corp. of North
  America, 6.00%, due 06/15/00        $1,000,000      $  1,007,967
Associates Corp. of North
  America, 6.25%, due 11/01/08         1,000,000         1,031,812
BankBoston Corp., subordinated
  note, 6.625%, due 02/01/04           1,000,000         1,014,836
Bear Stearns Co., Inc.,
  7.25%, due 10/15/06                  1,000,000         1,061,373
CSX Corp.,
  7.25%, due 05/01/04 144A             1,000,000         1,065,721
Chase Manhattan Corp.,
  subordinated note,
  6.313%, due 08/01/28                 1,000,000           966,780
Commonwealth Edison Co.,
  7.00%, due 07/01/05                  1,000,000         1,068,754
Connecticut Light & Power Co.,
  7.25%, due 07/01/99                    747,000           747,134
Finova Capital Corp.,
  6.25%, due 11/01/02                  1,000,000         1,002,569
First Chicago Corp.,
  9.00%, due 06/15/99                  1,000,000         1,015,113
First Data Corp.,
  6.75%, due 07/15/05                  1,000,000         1,061,057
Ford Motor Credit Corp.,
  6.50%, due 02/28/02                  1,000,000         1,025,804
General Electric Capital Corp.,
  6.66%, due 05/01/18                  1,000,000         1,017,523
General Motors Acceptance Corp.,
  7.125%, due 05/01/03                 1,000,000         1,054,569
International Bank for
  Reconstruction & Development,
  5.625%, due 03/17/03                 1,000,000         1,015,119
Laidlaw Inc.,
  7.70%, due 08/15/02                  1,000,000         1,036,001
Lockheed Martin Corp., 6.55%, due
  05/15/99                             1,000,000         1,003,580
MCI WorldCom, Inc., 6.125%, due
  08/15/01                             1,000,000         1,016,759
National Rural Utilities,
  6.75%, due 09/01/01                  1,000,000         1,035,557
Philip Morris Companies, Inc.,
  7.50%, due 04/01/04                  1,000,000         1,079,294
Potash Corp. of Saskatchewan,
  Inc.,
  7.125%, due 06/15/07                 1,000,000         1,015,490
Potomac Edison Co.,
  8.00%, due 06/01/06                  1,000,000         1,025,155
Provident Bank,
  6.375%, due 01/15/04                 1,000,000         1,019,246
Tyco International Group, SA,
  6.375%, due 06/15/05                 1,000,000         1,021,885
USA Waste Services, Inc.,
  7.00%, due 10/01/04                  1,000,000         1,045,652
                                                      ------------
TOTAL CORPORATE BONDS AND NOTES
(COST $24,666,823)                                    $ 25,454,750
------------------------------------------------------------------
ASSET BACKED SECURITIES -- 3.9%
------------------------------------------------------------------
Chase Credit Card Master Trust,
  5.98%, due 09/15/08                 $1,000,000      $  1,023,950
Comed Rate Reduction, Class A-7,
  5.74%, due 12/25/08                  1,000,000         1,005,750
Structured Asset Securities Corp.
  Series 1996-CFL Class A-1c,
  5.944%, due 02/25/28                   267,297           266,992
                                                      ------------
TOTAL ASSET BACKED SECURITIES
(COST $2,266,680)                                     $  2,296,692
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.0%
------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
  5.09%, due 01/14/99                 $  350,000      $    349,357
Federal Home Loan Mortgage Corp.,
  5.14%, due 01/14/99                    100,000            99,813
Federal Home Loan Mortgage Corp.,
  5.04%, due 01/20/99                    250,000           249,335
Federal Home Loan Mortgage Corp.,
  5.00%, due 02/03/99                    250,000           248,854
Federal Home Loan Mortgage Corp.,
  5.03%, due 02/05/99                    175,000           174,144
Federal Home Loan Mortgage Corp.,
  5.00%, due 02/10/99                    150,000           149,167
Federal Home Loan Mortgage Corp.,
  4.99%, due 02/17/99                    100,000            99,349
Federal Home Loan Mortgage Corp.,
  5.04%, due 02/12/99                    200,000           198,824
Federal Home Loan Mortgage Corp.,
  REMIC, Series 1574,
  6.500%, due 02/15/21                 2,000,000         2,035,934
Federal National Mortgage Assn.,
  5.05%, due 01/14/99                    300,000           299,453
Federal National Mortgage Assn.,
  5.05%, due 02/05/99                    100,000            99,512
Federal National Mortgage Assn.,
  REMIC, Trust 94-75,
  7.000%, due 01/25/03                 1,000,000         1,008,416
Student Loan Marketing Assn.,
  5.78%, due 10/25/10                  1,000,000           963,150
                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $5,936,398)                                   $  5,975,308
------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 38.9%
------------------------------------------------------------------
U.S. Treasury Note,
  6.875%, due 07/31/99                $2,000,000      $  2,025,000
U.S. Treasury Note,
  6.375%, due 05/15/00                 2,000,000         2,045,000
U.S. Treasury Note,
  6.000%, due 08/15/00                 3,000,000         3,061,875
U.S. Treasury Note,
  6.625%, due 07/31/01                 4,000,000         4,190,000
U.S. Treasury Note,
  6.500%, due 05/31/02                 5,000,000         5,279,690
U.S. Treasury Note,
  5.750%, due 11/30/02                 2,000,000         2,073,750
U.S. Treasury Note,
  7.500%, due 02/15/05                 1,000,000         1,144,688
U.S. Treasury Note,
  6.500%, due 10/15/06                 3,000,000         3,330,000
                                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $22,713,992)                                    $ 23,150,003
------------------------------------------------------------------
COMMERCIAL PAPER -- 0.9%
------------------------------------------------------------------
American Express Credit Corp.,
  4.80%, due 02/01/99                 $  150,000      $    149,380
Enterprise Funding Corp.,
  5.42%, due 01/19/99                    400,000           398,916
                                                      ------------
TOTAL COMMERCIAL PAPER
  (COST $548,296)                                     $    548,296
------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATION -- 1.9%
------------------------------------------------------------------
British Columbia, Province of,
  7.25%, due 09/01/36
  (COST $992,703)                     $1,000,000      $  1,152,420
------------------------------------------------------------------

                             MONY SERIES FUND, INC.
                        INTERMEDIATE TERM BOND PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                         VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)
---------------------------------------------------------------

TOTAL INVESTMENTS
(COST $57,124,892) -- 98.4%                           $ 58,577,469
OTHER ASSETS LESS LIABILITIES -- 1.6%                      953,984
                                                      ------------
NET ASSETS -- 100.0%                                  $ 59,531,453
==================================================================
The aggregate cost of securities for Federal income tax purpose at
  December 31, 1998 is $57,155,383.
    The following amounts are based on costs for Federal income tax
  purposes:
        Aggregate gross unrealized appreciation       $  1,515,095
        Aggregate gross unrealized depreciation            (93,009)
                                                      ------------
        Net unrealized appreciation                   $  1,422,086
                                                      ============

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                            LONG TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES -- 33.6%
------------------------------------------------------------------
Aetna Services Inc.,
  7.625%, due 08/15/26               $ 1,000,000      $  1,010,481
Associate Corp. N.A.
  6.25%, due 11/01/08                  1,000,000         1,031,812
Boeing Co.,
  8.625%, due 11/15/31                 1,000,000         1,278,211
Capita Equipment Receivable Trust
  Series 1997-1, Class C,
  6.48%, due 10/15/06                  1,000,000         1,001,050
Columbia/HCA Healthcare Corp.,
  7.69%, due 06/15/25                  1,000,000           926,820
Commonwealth Edison Co.,
  7.00%, due 07/01/05                  1,000,000         1,068,754
Crown Cork and Seal Co., Inc.,
  7.375%, due 12/15/26                 1,000,000           988,162
Discover Card Master Trust,
  6.200%, due 05/16/06                 1,000,000         1,033,041
Enersis S.A.,
  7.40%, due 12/01/16                  1,000,000           829,682
Federal Express Corp., Series
  97-A,
  7.50%, due 01/15/18                  1,968,964         2,097,774
Fifth Third Cap Trust I, Series
  A,
  8.136%, due 03/15/27                 2,000,000         2,256,012
GTE South Inc., Series D,
  7.50%, due 03/15/26                  1,000,000         1,077,326
General Electric Capital Corp.,
  8.30%, due 09/20/09                  2,000,000         2,405,022
General Motors Corp.,
  7.00%, due 06/15/03                  1,000,000         1,055,054
Hydro-Quebec,
  8.50%, due 12/01/29                  1,000,000         1,276,470
James River Corp.,
  7.75%, due 11/15/23                  1,000,000         1,089,921
Laidlaw Inc.,
  7.875%, due 04/15/05                 1,000,000         1,050,375
Legrand SA,
  8.50%, due 02/15/25                  1,000,000         1,186,798
Lockheed Martin Corp.,
  7.65%, due 05/01/16                  1,000,000         1,120,732
Lucent Technologies Inc.,
  5.50%, due 11/15/08                  2,000,000         2,021,472
MBIA Inc.,
  7.15%, due 07/15/27                  1,000,000         1,063,610
MCI WorldCom, Inc.,
  6.950%, due 08/15/28                 1,000,000         1,075,260
Merck & Co. Inc.,
  5.95%, due 12/01/28                  1,000,000         1,003,494
Merrill Lynch & Co. Inc.,
  6.375%, 10/15/08                     1,000,000         1,037,135
National City Bank,
  7.25%, due 10/21/11                  1,000,000         1,090,057
Norfolk Southern Corp.,
  7.80%, due 05/15/27                  1,000,000         1,165,950
Philip Morris Companies Inc.,
  7.25%, due 09/15/01                  1,000,000         1,041,222
Seagram (J.E.) & Sons Inc.,
  9.65%, due 08/15/18                  1,000,000         1,338,047
Swiss Bank Corp.,
  7.75%, due 09/01/26                  2,000,000         2,245,302
Texaco Capital, Inc.,
  9.75%, due 03/15/20                  1,000,000         1,386,380
Tyco Int'l Group SA,
  7.00%, due 06/15/28                $ 2,000,000      $  2,063,464
USA Waste Services Inc.,
  7.00%, due 10/01/04                  1,000,000         1,045,652
                                                      ------------
TOTAL CORPORATE BONDS AND NOTES
(COST $38,717,740)                                    $ 41,360,542
------------------------------------------------------------------
ASSET BACKED SECURITIES -- 2.6%
------------------------------------------------------------------
Comed Rate Reduction,
  5.74%, due 12/25/08                $ 1,000,000      $  1,005,750
Standard Credit Card Master
  Trust, Series 94-2A, Class A,
  7.25%, due 04/07/06                  2,000,000         2,175,028
                                                      ------------
TOTAL ASSET BACKED SECURITIES
(COST $3,108,568)                                     $  3,180,778
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.4%
------------------------------------------------------------------
Federal Home Loan Discount,
  5.03%, due 01/08/99                $   200,000      $    199,804
Federal Home Loan Mortgage,
  6.85%, due 01/15/22                  1,000,000         1,017,597
Federal Home Loan Mortgage,
  5.06%, due 01/08/99                    100,000            99,902
Federal Home Loan Mortgage,
  5.14%, due 01/14/99                    450,000           449,165
Federal Home Loan Mortgage,
  5.08%, due 01/20/99                    300,000           299,196
Federal Home Loan Mortgage,
  4.95%, due 01/29/99                    100,000            99,615
Federal Home Loan Mortgage,
  4.99%, due 02/22/99                    850,000           843,873
Federal Home Loan Mortgage,
  4.91%, due 03/12/99                    300,000           297,136
Federal National Mortgage Assn.,
  5.05%, due 01/14/99                    200,000           199,635
Federal National Mortgage Assn.,
  4.75%, due 01/25/99                     50,000            49,842
Federal National Mortgage Assn.,
  5.02%, due 02/05/99                    300,000           298,536
Federal National Mortgage Assn.,
  5.00%, due 02/10/99                    100,000            99,444
Federal National Mortgage Assn.,
  REMIC, Trust 92-198,
  7.50%, due 09/25/22                  2,000,000         2,103,596
Student Loan Marketing Assn.,
  5.95%, due 07/25/09                  1,000,000           980,710
Tennessee Valley Authority,
  6.00%, due 03/15/13                  1,000,000         1,053,096
Tennessee Valley Authority,
  5.375%, due 11/13/08                 1,000,000         1,003,790
                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $8,739,046)                                     $  9,094,937
------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 47.5%
------------------------------------------------------------------
U.S. Treasury Bond,
  7.750%, due 12/31/99               $   500,000      $    515,000
U.S. Treasury Bond,
  6.625%, due 05/15/07                 3,000,000         3,374,064
U.S. Treasury Bond,
  6.750%, due 08/15/26                 9,500,000        11,385,161
U.S. Treasury Bond,
  7.875%, due 02/15/21                 8,000,000        10,542,504

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            LONG TERM BOND PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

U.S. Treasury Bond,
  6.625%, due 02/15/27               $23,000,000      $ 27,204,699
U.S. Treasury Inflation Index
  Bond,
  3.625%, due 04/15/28                 1,000,000           974,375
U.S. Treasury Strips,
  0.000%, due 05/15/18                12,900,000         4,402,627
                                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $55,300,786)                                    $ 58,398,430
------------------------------------------------------------------
COMMERCIAL PAPER -- 6.3%
------------------------------------------------------------------
American Express Credit Corp.,
  5.20%, due 01/04/99                $   375,000      $    374,838
American Express Credit Corp.,
  5.30%, due 01/15/99                    775,000           773,403
American Express Credit Corp.,
  4.80%, due 02/01/99                    100,000            99,587
Edison Funding,
  5.24%, due 02/12/99                    150,000           149,083
Enterprise Funding Corp.,
  5.42%, due 01/19/99                    200,000           199,458
Ford Motor Credit Corp.,
  5.3%, due 01/07/99                   3,800,000         3,796,643
Wells Fargo & Co.,
  5.38%, due 01/29/99                  2,325,000         2,315,271
                                                      ------------
TOTAL COMMERCIAL PAPER
(COST $7,708,283)                                     $  7,708,283
------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATION -- 0.9%
------------------------------------------------------------------
British Columbia, Province of,
  7.25%, due 09/01/36
  (COST $992,703)                    $ 1,000,000      $  1,152,420
------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $114,567,126) -- 98.3%                          $120,895,390
OTHER ASSETS LESS LIABILITIES -- 1.7%                    2,061,400
------------------------------------------------------------------
NET ASSETS -- 100.0%                                  $122,956,790
==================================================================
The aggregate cost of securities for Federal income tax purposes at December 31, 1998 is $114,597,618.
    The following amounts are based on costs for
  Federal income tax purposes:
        Aggregate gross unrealized appreciation       $  6,668,337
        Aggregate gross unrealized depreciation           (370,565)
                                                      ------------
        Net unrealized appreciation                   $  6,297,772
                                                      ============

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.
+ Floating rate security. Rate is as of December 31, 1998.

                             MONY SERIES FUND, INC.
                             DIVERSIFIED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

      VALUE                                                                VALUE
DESCRIPTION                                   SHARES                       (NOTE
2)      DESCRIPTION                                   SHARES            (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS -- 79.2%
------------------------------------------------------------------
AIR TRANSPORTATION -- 2.6%
  AMR Corp.*                                  500       $   29,688
  Delta Airlines Inc.                         600           31,200
  UAL Corp.*                                  400           23,875
                                                        ----------
                                                            84,763
                                                        ----------
AUTOMOBILES -- 0.9%
  Ford Motor Co.                              500           29,344
                                                        ----------
BANKS/MAJOR -- 2.4%
  BankAmerica Corp.                           200           12,025
  Chase Manhattan Corp.                       500           34,031
  Citigroup Inc.                              700           34,650
                                                        ----------
                                                            80,706
                                                        ----------
BANKS/REGIONAL -- 2.6%
  BankBoston Corp.                            500           19,469
  First Union Corp.                           400           24,325
  Fleet Financial Group, Inc.                 500           22,344
  Mellon Bank Corp.                           300           20,625
                                                        ----------
                                                            86,763
                                                        ----------
BEVERAGES/NON ALCOHOLIC -- 0.4%
  Coca-Cola Co.                               200           13,375
                                                        ----------
BIO TECHNOLOGIES -- 1.0%
  BioGen*                                     400           33,200
                                                        ----------
CABLE TELEVISION -- 3.6%
  Cablevision*                                500           25,094
  Comcast Corp., Class (A)                    700           41,081
  Tele-Communications, Inc. Series
    A                                         700           38,719
                                                        ----------
                                                           104,894
                                                        ----------
CHEMICALS -- 0.8%
  duPont (E.I.) de Nemours & Co.              500           26,531
                                                        ----------
DRUGS -- 7.4%
  American Home Products Corp.                500           28,156
  Bristol Myers Squibb Co.                    300           40,144
  Lilly (Eli) & Co.                           200           17,775
  Pfizer Inc.                                 400           50,175
  Schering-Plough Corp.                       600           33,150
  SmithKline Beecham plc, ADR                 400           27,800
  Warner Lambert Co.                          600           45,113
                                                        ----------
                                                           242,313
                                                        ----------
ELECTRICAL EQUIPMENT -- 3.4%
  Emerson Electric Co.                        500           31,281
  General Electric Co.                        800           81,650
                                                        ----------
                                                           112,931
                                                        ----------
ELECTRONICS -- 4.9%
  Applied Materials, Inc.*                    700           29,881
  Hewlett-Packard Co.                         400           27,325
  Intel Corp.                                 500           59,282
  Texas Instruments, Inc.                     500           42,781
                                                        ----------
                                                           159,269
                                                        ----------
ENTERTAINMENT -- 3.0%
  Cumulus Media Inc.*                         500       $    8,313
  Disney (Walt) Co.                           500           15,000
  Infinity Broadcasting Co.*                  500           13,687
  Time Warner, Inc.                         1,000           62,063
                                                        ----------
                                                            99,063
                                                        ----------
FINANCIAL SERVICES -- 1.7%
  American Express Co.                        200           20,450
  Associates First Capital Corp.              600           25,425
  Morgan (JP) Co.                             100           10,506
                                                        ----------
                                                            56,381
                                                        ----------
HOSPITAL SUPPLIES -- 1.3%
  Johnson & Johnson                           500           41,938
                                                        ----------
HOUSEHOLD PRODUCTS -- 0.6%
  Procter & Gamble                            200           18,263
                                                        ----------
INSURANCE -- 3.3%
  American International Group,
    Inc.                                      600           57,975
  Berkshire Hathaway Class (B)*                21           49,350
                                                        ----------
                                                           107,325
                                                        ----------
METAL -- 0.5%
  USX-Marathon Group                          500           15,063
                                                        ----------
OFFICE & BUSINESS EQUIPMENT -- 9.5%
  Compaq Computer Corp.*                      700           29,356
  Dell Computer Corp.*                        800           58,550
  International Business Machines
    Corp.                                     300           55,425
  Microsoft Corp.*                            500           69,344
  Oracle Corp.*                               700           30,188
  Sun Microsystems, Inc.*                     800           68,500
                                                        ----------
                                                           311,363
                                                        ----------
OIL -- DOMESTIC -- 0.4%
  Atlantic Richfield Co.                      200           13,050
                                                        ----------
OIL -- INTERNATIONAL -- 3.9%
  Amoco Corp.                                 200           12,075
  British Petroleum, plc, ADR                 200           17,925
  Chevron Corp.                               200           16,587
  Exxon Corp.                                 400           29,250
  Mobil Corp.                                 300           26,137
  Royal Dutch Petroleum Co.                   200            9,575
  Texaco, Inc.                                300           15,863
                                                        ----------
                                                           127,412
                                                        ----------
OIL -- SERVICES -- 2.5%
  Baker Hughes, Inc.                          500            8,844
  B.J. Services*                              700           10,937
  Diamond Offshore Drilling Inc.              500           11,844
  Ensco International Inc.                    500            5,344
  Halliburton Co.                             300            8,887
  Marine Drilling Co. Inc.*                   800            6,150
  Schlumberger Limited                        400           18,450
  Weatherford International*                  600           11,625
                                                        ----------
                                                            82,081
                                                        ----------
PAPER & PAPER PRODUCTS -- 1.4%
  Bowater                                     500       $   20,719
  Champion International                      200            8,100
  Temple-Inland Inc.                          300           17,794
                                                        ----------
                                                            46,613
                                                        ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                             DIVERSIFIED PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

      VALUE                                                                VALUE
DESCRIPTION                                   SHARES       (NOTE
2)      DESCRIPTION                                 PRINCIPAL AMOUNT    (NOTE 2)
--------------------------------------------------------------------------------

RESTAURANT -- 1.2%
  McDonald's Corp.                            500       $   38,313
                                                        ----------
RETAIL -- 2.9%
  Gap (The) Inc.                              700           39,375
  Home Depot, Inc.                            500           30,594
  Wal-Mart Stores                             300           24,431
                                                        ----------
                                                            94,400
                                                        ----------
TELECOMMUNICATIONS -- 14.3%
  AT&T                                        500           37,625
  Cisco Systems, Inc.*                        500           46,406
  Ericsson, L.M., ADS                         700           16,756
  General Instrument*                        1000           33,938
  L-3 Communications Holdings Inc.*           500           23,281
  Lucent Technologies Inc.                    400           44,000
  MCI WorldCom, Inc.*                        1200           86,100
  Nokia Corp., ADS                            500           60,219
  Qwest Communications Int'l. Inc.           1000           50,000
  Sprint Corp. "FON"                          400           33,650
  Sprint Corp. "PCS"*                         200            4,625
  Tellabs, Inc.*                              500           34,281
                                                        ----------
                                                           470,881
                                                        ----------
TOBACCO -- 0.8%
  Philip Morris Cos., Inc.                    500           26,750
                                                        ----------
U.S. GOVERNMENT AGENCIES -- 2.3%
  Federal Home Loan Mortgage Corp.            600           38,659
  Federal National Mortgage Assn.             500           37,000
                                                        ----------
                                                            75,659
                                                        ----------

TOTAL COMMON STOCKS
(COST $1,527,676)                                       $2,598,644
------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 16.6%
------------------------------------------------------------------
U.S. Treasury Note, 7.50%, due
  05/15/02 (COST $511,549)               $500,000       $  542,812
------------------------------------------------------------------
COMMERCIAL PAPER -- 3.0%
------------------------------------------------------------------
Enterprise Funding Corp., 5.42%,
  due 01/19/1999 (COST $99,729)          $100,000       $   99,729
------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $2,138,954) -- 98.8%                              $3,241,185
OTHER ASSETS LESS LIABILITIES -- 1.2%                       38,435
------------------------------------------------------------------
NET ASSETS -- 100.0%                                    $3,279,620
==================================================================

The aggregate cost of securities for Federal income tax purposes at December 31, 1998 is $2,143,690.
    The following amounts are based on costs for Federal income tax purposes:
        Aggregate gross unrealized appreciation         $1,147,641
        Aggregate gross unrealized depreciation            (50,146)
                                                        ----------
        Net unrealized appreciation                     $1,097,495
                                                        ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
ADR = American Depository Receipts.
ADS = American Depository Shares.
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                        GOVERNMENT SECURITIES PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 20.8%
------------------------------------------------------------------
U.S. Treasury Note,
  6.000%, due 08/15/99                 $1,000,000      $ 1,008,125
U.S. Treasury Note,
  5.875%, due 11/15/99                  1,000,000        1,010,313
U.S. Treasury Note,
  7.750%, due 11/30/99                  1,000,000        1,027,188
U.S. Treasury Note,
  6.250%, due 01/31/02                  4,000,000        4,176,252
U.S. Treasury Note,
  5.625%, due 12/31/02                  1,000,000        1,032,813
U.S. Treasury Note,
  5.500%, due 01/31/03                  3,000,000        3,087,189
                                                       -----------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $11,160,885)                                     $11,341,880
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 77.0%
------------------------------------------------------------------
Attransco, Inc.,
  6.120%, due 04/01/08                 $2,000,000      $ 2,074,000
Federal Home Loan Bank.,
  5.50%, due 01/21/03                   2,000,000        2,020,702
Federal Home Loan Discount.,
  5.030%, due 01/08/99                    950,000          949,071
Federal Home Loan Mortgage Corp.,
  4.910%, due 01/08/99                  2,550,000        2,547,565
Federal Home Loan Mortgage Corp.,
  5.060%, due 01/08/99                    350,000          349,656
Federal Home Loan Mortgage Corp.,
  5.100%, due 01/13/99                    100,000           99,830
Federal Home Loan Mortgage Corp.,
  5.070%, due 01/14/99                    125,000          124,771
Federal Home Loan Mortgage Corp.,
  5.140%, due 01/14/99                    550,000          548,979
Federal Home Loan Mortgage Corp.,
  4.930%, due 01/15/99                    300,000          299,425
Federal Home Loan Mortgage Corp.,
  5.080%, due 01/15/99                    150,000          149,704
Federal Home Loan Mortgage Corp.,
  4.880%, due 01/19/99                    400,000          399,024
Federal Home Loan Mortgage Corp.,
  5.040%, due 01/20/99                    500,000          498,670
Federal Home Loan Mortgage Corp.,
  5.050%, due 01/20/99                  1,200,000        1,196,802
Federal Home Loan Mortgage Corp.,
  5.080%, due 01/20/99                  1,450,000        1,446,112
Federal Home Loan Mortgage Corp.,
  5.070%, due 01/29/99                  2,200,000        2,191,325
Federal Home Loan Mortgage Corp.,
  5.100%, due 02/05/99                    525,000          522,397
Federal Home Loan Mortgage Corp.,
  5.000%, due 02/10/99                    500,000          497,222
Federal Home Loan Mortgage Corp.,
  5.020%, due 02/10/99                    475,000          472,351
Federal Home Loan Mortgage Corp.,
  5.040%, due 02/12/99                    300,000          298,236
Federal Home Loan Mortgage Corp.,
  4.990%, due 02/17/99                  1,950,000        1,937,296
Federal Home Loan Mortgage Corp.,
  4.990%, due 02/22/99                    250,000          248,198
Federal Home Loan Mortgage Corp.,
  6.500%, due 11/15/21                 $1,500,000      $ 1,534,665
Federal Home Loan Mortgage Corp.,
  6.500%, due 03/01/26                  1,000,000        1,011,428
Federal National Mortgage Assn.,
  5.050%, due 01/14/99                    175,000          174,681
Federal National Mortgage Assn.,
  4.880%, due 01/20/99                  1,650,000        1,645,591
Federal National Mortgage Assn.,
  4.720%, due 01/21/99                  2,900,000        2,892,396
Federal National Mortgage Assn.,
  5.000%, due 02/10/99                    700,000          696,111
Federal National Mortgage Assn.,
  7.000%, due 01/25/03                    200,000          201,683
Federal National Mortgage Assn.,
  5.750%, due 08/25/18                    500,000          499,810
Federal National Mortgage Assn.
  REMIC Trust,
  7.000%, due 01/25/03                     85,000           85,715
Federal National Mortgage Assn.
  REMIC Trust,
  6.500%, due 10/25/03                  1,300,000        1,359,547
Government National Mortgage
  Assn.,
  7.50%, due 05/15/24                     682,058          703,160
Government National Mortgage
  Assn.,
  7.50%, due 10/15/24                     185,589          191,331
Government National Mortgage
  Assn.,
  7.00%, due 09/20/28                   1,823,053        1,852,109
Private Export Funding Co.,
  7.01%, due 04/30/04                   2,000,000        2,162,368
Private Export Funding Co.,
  5.25%, due 05/15/05                   2,500,000        2,503,098
Tennessee Valley Authority Series
  A,
  6.375%, due 06/15/05                    500,000          530,949
Tennessee Valley Authority Series
  A,
  5.375%, due 11/13/08                  2,000,000        2,007,580
Tennessee Valley Authority Series
  A,
  6.000%, due 03/15/13                  1,000,000        1,053,096
U.S. Government -- HUD,
  6.23%, due 08/01/02                   2,000,000        2,068,476
                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $41,458,153)                                     $42,045,130
------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $52,619,038) -- 97.8%                            $53,387,010
OTHER ASSETS LESS LIABILITIES -- 2.2%                    1,227,803
------------------------------------------------------------------
NET ASSETS -- 100.0%                                   $54,614,813
==================================================================
The aggregate cost of securities for Federal income tax purposes on December 31, 1998 is $52,619,038.
    The following amounts are based on costs for Federal income tax purposes:
        Aggregate gross unrealized appreciation        $   793,906
        Aggregate gross unrealized depreciation            (25,934)
                                                       -----------
        Net unrealized appreciation                    $   767,972
                                                       ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 91.0%
------------------------------------------------------------------
American Crystal Sugar Co.,
  5.60%, due 01/29/99                $ 3,000,000      $  2,986,933
American Express Credit Corp.,
  5.05%, due 01/04/99                    300,000           299,874
American Express Credit Corp.,
  5.30%, due 01/15/99                  7,650,000         7,634,233
Avco Financial Services Canada
  Ltd.,
  5.30%, due 01/19/99                  1,000,000           997,350
Avco Financial Services Canada
  Ltd.,
  5.25%, due 01/19/99                  3,000,000         2,992,125
Avco Financial Services Canada
  Ltd.,
  5.40%, due 02/08/99                  5,000,000         4,971,500
Avco Financial Services Canada
  Ltd.,
  5.35%, due 03/15/99                  8,000,000         7,913,211
Bank of New York,
  5.26%, due 02/05/99                  2,700,000         2,686,193
Bank of Nova Scotia,
  5.40%, due 1/19/99                   4,100,000         4,088,930
Bank One Funding Corp.,
  5.42%, due 01/15/99                 10,000,000         9,978,922
Bank One, Cleveland, N.A.,
  5.60%, due 01/07/99 (a)              3,900,000         3,900,000
Barclays US Funding Corp.,
  5.10%, due 1/19/99                   2,300,000         2,294,135
Capital One Funding Corp.,
  5.34%, due 01/07/99 (a)              3,064,000         3,064,000
C.I.T. Group Holdings, Inc.,
  5.24%, due 01/28/99                 10,000,000         9,960,700
C.I.T. Group Holdings, Inc.,
  5.33%, due 01/26/99                  2,700,000         2,690,006
C.I.T. Group Holdings, Inc.,
  5.33%, due 01/28/99                  1,000,000           996,003
Ciesco, L.P.,
  5.08%, due 01/21/99                  1,000,000           997,178
Ciesco, L.P.,
  5.34%, due 01/25/99                  6,300,000         6,277,572
Ciesco, L.P.,
  5.17%, due 01/06/99                 10,000,000         9,992,819
Coca Cola Enterprises Inc.,
  5.22%, due 02/02/99                  1,000,000           995,360
Coca Cola Enterprises Inc.,
  5.18%, due 02/16/99                  8,500,000         8,443,739
Coca Cola Enterprises Inc.,
  5.50%, due 01/28/99                    650,000           647,319
Commerical Credit Corp.,
  5.31%, due 01/13/99                 12,700,000        12,677,521
Conagra, Inc.,
  5.80%, due 01/08/99                  1,900,000         1,897,857
Edison Funding Corp.,
  5.32%, due 01/29/99                  6,391,000         6,364,555
Edison Funding Corp.,
  5.38%, due 01/08/99                  3,356,000         3,352,489
Edison Funding Corp.,
  5.30%, due 02/08/99                $ 5,000,000      $  4,972,028
Edison Funding Corp.,
  5.40%, due 01/29/99                  2,000,000         1,991,600
Enterprise Funding Corp.,
  5.35%, due 01/22/99                  4,500,000         4,485,956
Enterprise Funding Corp.,
  5.35%, due 01/15/99                  2,000,000         1,995,839
Enterprise Funding Corp.,
  5.45%, due 01/15/99                  7,000,000         6,985,164
Ford Motor Credit Canada,
  5.34%, due 01/15/99                  7,000,000         6,985,463
Ford Motor Credit Corp.,
  5.30%, due 01/07/99                    850,000           849,249
General Electric Capital Corp.,
  5.33%, due 01/22/99                  1,000,000           996,891
General Electric Capital Corp.,
  5.49%, due 01/27/99                  1,500,000         1,494,053
General Motors Acceptance Corp.,
  5.30%, due 01/12/99                  3,000,000         2,995,142
General Motors Acceptance Corp.,
  5.04%, due 01/04/99                    600,000           599,748
General Motors Acceptance Corp.,
  5.29%, due 01/21/99                  2,050,000         2,043,975
General Motors Acceptance Corp.,
  5.31%, due 01/20/99                  1,500,000         1,495,796
General Motors Acceptance Corp.,
  5.33%, due 01/22/99                  9,500,000         9,470,463
Goldman Sachs Group, L.P.,
  5.343%, due 01/15/99                 5,000,000         5,000,000
Goldman Sachs Group, L.P.,
  5.40%, due 01/05/99                  2,650,000         2,648,410
Heller Financial, Inc.,
  5.52%, due 01/21/99                  3,600,000         3,588,960
Household International Inc.,
  5.35%, due 01/14/99                  7,000,000         6,986,476
Household International Inc.,
  5.30%, due 01/22/99                  8,350,000         8,324,185
Houston Industries Inc.,
  6.05%, due 01/06/99                    800,000           799,328
Lehman Brothers Holdings Inc.,
  5.60%, due 01/29/99                  2,600,000         2,588,676
Lehman Brothers Holdings Inc.,
  5.78%, due 12/15/99                  7,000,000         7,000,000
Mellon Bank Corp.,
  5.50%, due 01/06/99                  5,800,000         5,800,000
Mellon Bank Corp.,
  5.04%, due 03/24/99                 12,000,000        11,862,240
Merrill Lynch and Co., Inc.,
  5.35%, due 01/20/99                 15,300,000        15,256,799
Merrill Lynch and Co., Inc.,
  5.27%, due 01/27/99                  1,600,000         1,593,910

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

Paccar Financial Group,
  5.40%, due 01/04/99                $ 1,400,000      $  1,399,370
Prudential Funding Corp.,
  5.34%, due 01/15/99                 10,000,000         9,979,233
Republic National Bank of New
  York,
  5.20%, due 01/15/99                 10,000,000         9,979,778
Republic National Bank of New
  York,
  5.20%, due 03/01/99                    900,000           892,596
Riverwood Funding Corp.,
  5.33%, due 01/11/99                  3,650,000         3,644,596
Sanwa Business Credit Corp.,
  5.45%, due 01/21/99                  2,500,000         2,492,431
Sanwa Business Credit Corp.,
  5.45%, due 01/22/99                 10,625,000        10,591,221
Sears Roebuck Acceptance Corp.,
  5.36%, due 01/21/99                  3,000,000         2,991,067
Sears Roebuck Acceptance Corp.,
  5.33%, due 01/15/99                  6,000,000         5,987,563
Sears Roebuck Acceptance Corp.,
  5.50%, due 01/07/99                  6,700,000         6,693,858
SONY Corp.,
  5.38%, due 01/20/99                  2,500,000         2,492,901
Textron Financial Corp.,
  6.10%, due 01/06/99                  2,000,000         1,998,306
TransAmerica Corp.,
  5.15%, due 01/15/99                  5,000,000         4,989,986
TransAmerica Corp.,
  5.37%, due 01/11/99                  5,500,000         5,491,796
Union Bancal Corp.,
  5.32%, due 01/15/99                  5,500,000         5,488,621
Union Bancal Corp.,
  5.27%, due 01/22/99                  3,000,000         2,990,778
Xerox Credit Corp.,
  5.25%, due 01/12/99                $ 2,000,000      $  1,996,792
                                                      ------------
TOTAL COMMERCIAL PAPER
(COST $318,011,768)                                   $318,011,768
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.4%
------------------------------------------------------------------
Federal Home Loan Bank,
  5.00%, due 10/27/99                $ 8,000,000      $  8,000,000
Federal Home Loan Mortgage Corp.,
  5.03%, due 02/05/99                    500,000           497,553
                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $8,497,553)                                     $  8,497,553
------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.2%
------------------------------------------------------------------
Asset-Backed Sec. Inv. Trust,
  5.278%, due 01/15/99, 144A
  (COST $4,000,000)                  $ 4,000,000      $  4,000,000
------------------------------------------------------------------
CERTIFICATE OF DEPOSITS -- 5.4%
------------------------------------------------------------------
Canadian Imperial Bank,
  5.70%, due 06/14/99                $ 7,000,000      $  6,998,355
National Westminster Bank plc,
  5.70%, due 03/31/99                  5,000,000         5,004,247
Toronto Dominion Bank,
  5.70%, due 06/17/99                  7,000,000         7,000,000
                                                      ------------
TOTAL CERTIFICATE OF DEPOSITS
  (COST $19,002,602)                                  $ 19,002,602
------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $349,511,923) -- 100.0%                         $349,511,923
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%)            (90,563)
------------------------------------------------------------------
NET ASSETS -- 100.0%                                  $349,421,360
==================================================================

                       See notes to financial statements.
--------------------------------------------------------------------------------
(a) The interest rate is subject to change periodically based on the greater of the 30 or 90-day non-financial commercial paper rate plus 10 basis points. This instrument resets on a weekly basis. The rate shown was in effect as of December 31, 1998.

    Percentages are based on net assets.

                             MONY SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES December 31, 1998
--------------------------------------------------------------------------------

                                                                                       INTERMEDIATE    LONG TERM
                                                       EQUITY GROWTH   EQUITY INCOME    TERM BOND         BOND       DIVERSIFIED
                                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                       -------------   -------------   ------------    ---------     -----------
ASSETS
    Securities, at value (Note 2)*...................   $3,116,252      $20,076,848    $58,577,469    $120,895,390   $3,241,185
    Cash.............................................        4,795                0         87,458          93,196       46,166
    Dividends receivable.............................        1,578           31,253              0               0        1,126
    Interest receivable..............................            0                0        833,255       1,868,865        4,792
    Receivable for fund shares sold..................            7               57         92,792         192,060          157
    Prepaid expense..................................            3                1              4               7            0
                                                        ----------      -----------    -----------    ------------   ----------
Total assets.........................................    3,122,635       20,108,159     59,590,978     123,049,518    3,293,426
                                                        ----------      -----------    -----------    ------------   ----------
LIABILITIES
    Bank overdraft...................................            0          231,645              0               0            0
    Payable for fund shares redeemed.................           29           14,793         12,835          14,149           60
    Payable for securities purchased.................            0           35,482              0               0            0
    Accrued expenses:
         Investment advisory fees....................        1,264            8,239         25,085          51,293        1,535
         Custodian fees..............................        1,228            2,655          2,158           1,165        1,313
         Accounting fees.............................        2,135            2,150          2,605           3,235        4,254
         Professional fees...........................        8,325            9,275         10,807          12,721        6,222
         Miscellaneous fees..........................          303            2,433          6,035          10,165          422
                                                        ----------      -----------    -----------    ------------   ----------
Total liabilities....................................       13,284          306,672         59,525          92,728       13,806
                                                        ----------      -----------    -----------    ------------   ----------
NET ASSETS...........................................   $3,109,351      $19,801,487    $59,531,453    $122,956,790   $3,279,620
                                                        ==========      ===========    ===========    ============   ==========
Net assets consist of:
    Capital stock -- $.01 par value..................   $      814      $     7,629    $    52,546    $     86,746   $    1,647
    Additional paid-in capital.......................    1,650,544        9,840,765     55,293,695     108,864,265    1,756,648
    Undistributed net investment income (loss).......            0          365,228      2,897,928       5,178,086       12,540
    Undistributed/accumulated net realized gain
      (loss) on investments..........................      263,794        3,109,108       (165,293)      2,499,429      406,554
    Net unrealized appreciation of investments.......    1,194,199        6,478,757      1,452,577       6,328,264    1,102,231
                                                        ----------      -----------    -----------    ------------   ----------
NET ASSETS...........................................   $3,109,351      $19,801,487    $59,531,453    $122,956,790   $3,279,620
                                                        ==========      ===========    ===========    ============   ==========
Shares of capital stock outstanding..................       81,391          762,967      5,254,626       8,674,646      164,684
                                                        ----------      -----------    -----------    ------------   ----------
Net asset value per share of outstanding capital
  stock..............................................   $    38.20      $     25.95    $     11.33    $      14.17   $    19.91
                                                        ==========      ===========    ===========    ============   ==========
*Investments at cost.................................   $1,922,053      $13,598,091    $57,124,892    $114,567,126   $2,138,954

                                                       GOVERNMENT       MONEY
                                                       SECURITIES       MARKET
                                                        PORTFOLIO     PORTFOLIO
                                                       ----------     ---------
ASSETS
    Securities, at value (Note 2)*...................  $53,387,010   $349,511,923
    Cash.............................................      901,523        851,637
    Dividends receivable.............................            0              0
    Interest receivable..............................      491,547        967,229
    Receivable for fund shares sold..................       47,327      1,637,329
    Prepaid expense..................................            2              4
                                                       -----------   ------------
Total assets.........................................   54,827,409    352,968,122
                                                       -----------   ------------
LIABILITIES
    Bank overdraft...................................            0              0
    Payable for fund shares redeemed.................      173,507      3,370,948
    Payable for securities purchased.................            0              0
    Accrued expenses:
         Investment advisory fees....................       22,647        119,658
         Custodian fees..............................          259          4,115
         Accounting fees.............................        5,278          7,308
         Professional fees...........................        7,115         18,199
         Miscellaneous fees..........................        3,790         26,534
                                                       -----------   ------------
Total liabilities....................................      212,596      3,546,762
                                                       -----------   ------------
NET ASSETS...........................................  $54,614,813   $349,421,360
                                                       ===========   ============
Net assets consist of:
    Capital stock -- $.01 par value..................  $    48,895   $  3,494,214
    Additional paid-in capital.......................   51,968,891    345,927,146
    Undistributed net investment income (loss).......    1,817,929              0
    Undistributed/accumulated net realized gain
      (loss) on investments..........................       11,126              0
    Net unrealized appreciation of investments.......      767,972              0
                                                       -----------   ------------
NET ASSETS...........................................  $54,614,813   $349,421,360
                                                       ===========   ============
Shares of capital stock outstanding..................    4,889,511    349,421,360
                                                       -----------   ------------
Net asset value per share of outstanding capital
  stock..............................................  $     11.17   $       1.00
                                                       ===========   ============
*Investments at cost.................................  $52,619,038   $349,511,923

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

STATEMENTS OF OPERATIONS For the year ended December 31, 1998
--------------------------------------------------------------------------------

                                                             INTERMEDIATE    LONG TERM                  GOVERNMENT
                             EQUITY GROWTH   EQUITY INCOME    TERM BOND        BOND       DIVERSIFIED   SECURITIES   MONEY MARKET
                               PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                             -------------   -------------   ------------   -----------   -----------   ----------   ------------
INVESTMENT INCOME:
     Interest..............   $   10,122      $    37,915     $3,211,948    $ 5,718,150   $   42,324    $2,040,390   $14,048,408
     Dividends.............       28,253          486,698              0              0       24,773             0             0
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
          Total investment
            income.........       38,375          524,613      3,211,948      5,718,150       67,097     2,040,390    14,048,408
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
EXPENSES:
     Investment advisory
       fees (Note 3).......       14,297          100,307        258,287        468,103       15,776       176,804     1,005,196
     Custodian fees........        6,304            8,078          6,178          6,670        6,700         4,130        10,956
     Accounting fees (Note
       3)..................       25,537           29,965         34,193         40,907       25,605        30,561        64,364
     Professional fees.....        8,150            9,074         10,574         12,454        8,169         9,557        19,022
     Directors fees........          315            2,249          5,393          9,332          355         3,262        23,094
     Miscellaneous fees....          342            2,500          4,117          7,062          383         2,420        17,208
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
          Total expenses...       54,945          152,173        318,742        544,528       56,988       226,734     1,139,840
          Expenses reduced
            by a custodian
            fee
            arrangement....       (2,912)          (2,799)        (4,722)        (4,464)      (2,431)       (4,273)       (9,396)
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
          Net expenses.....       52,033          149,374        314,020        540,064       54,557       222,461     1,130,444
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
Net investment income
  (loss)...................      (13,658)         375,239      2,897,928      5,178,086       12,540     1,817,929    12,917,964
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS (NOTE
  2):
     Realized gain from
       security
       transactions
       (excluding
       short-term
       securities):
          Proceeds from
            sales..........    1,301,762        8,724,523      8,086,060     34,404,043    1,581,058     7,329,915             0
          Less: Cost of
            securities
            sold...........    1,023,273        5,637,884      8,008,538     31,874,123    1,174,479     7,317,047             0
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
Net realized gain on
  investments..............      278,489        3,086,639         77,522      2,529,920      406,579        12,868             0
Net increase (decrease) in
  unrealized appreciation
  of investments...........      392,152       (1,030,272)       678,142        895,785      234,702       449,812             0
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
Net realized and unrealized
  gain on investments......      670,641        2,056,367        755,664      3,425,705      641,281       462,680             0
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
Net increase in net assets
  resulting from
  operations...............   $  656,983      $ 2,431,606     $3,653,592    $ 8,603,791   $  653,821    $2,280,609   $12,917,964
                              ==========      ===========     ==========    ===========   ==========    ==========   ===========

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31,
--------------------------------------------------------------------------------

                                                                                             INTERMEDIATE TERM BOND
                                     EQUITY GROWTH PORTFOLIO    EQUITY INCOME PORTFOLIO             PORTFOLIO
                                     -----------------------   -------------------------   ---------------------------
                                        1998         1997         1998          1997           1998           1997
                                     ----------   ----------   -----------   -----------   ------------   ------------
FROM OPERATIONS:
    Net Investment income (loss)...  $  (13,658)  $    8,852   $   375,239   $   444,144   $  2,897,928   $  2,478,951
    Net realized gain (loss) on
      investments (Note 2).........     278,489      457,619     3,086,639     2,832,463         77,522       (142,541)
    Net increase (decrease) in
      unrealized appreciation of
      investments..................     392,152      208,784    (1,030,272)    2,149,816        678,142        806,052
                                     ----------   ----------   -----------   -----------   ------------   ------------
Net increase in net assets
  resulting from operations........     656,983      675,255     2,431,606     5,426,423      3,653,592      3,142,462
                                     ----------   ----------   -----------   -----------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
    Net investment income (Note
      4)...........................    (119,498)     (68,260)     (632,565)     (774,467)    (2,478,951)    (2,284,209)
    Net realized gain from
      investment transactions (Note
      4)...........................    (342,882)    (133,214)   (2,642,564)   (1,471,218)             0              0
                                     ----------   ----------   -----------   -----------   ------------   ------------
        Total dividends and
          distributions to
          shareholders.............    (462,380)    (201,474)   (3,275,129)   (2,245,685)    (2,478,951)    (2,284,209)
                                     ----------   ----------   -----------   -----------   ------------   ------------
FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of
      shares.......................      95,975      184,444       796,187       321,172     27,469,322     11,465,629
    Proceeds from dividends and
      distributions reinvested.....     462,380      201,474     3,275,129     2,245,685      2,478,951      2,284,209
    Net asset value of shares
      redeemed.....................    (442,713)    (215,262)   (4,147,192)   (3,599,056)   (15,808,455)   (10,436,350)
                                     ----------   ----------   -----------   -----------   ------------   ------------
Net increase (decrease) in net
  assets resulting from share
  transactions.....................     115,642      170,656       (75,876)   (1,032,199)    14,139,818      3,313,488
                                     ----------   ----------   -----------   -----------   ------------   ------------
Net increase (decrease) in net
  assets...........................     310,245      644,437      (919,399)    2,148,539     15,314,459      4,171,741
Net assets beginning of year.......   2,799,106    2,154,669    20,720,886    18,572,347     44,216,994     40,045,253
                                     ----------   ----------   -----------   -----------   ------------   ------------
Net assets end of year*............  $3,109,351   $2,799,106   $19,801,487   $20,720,886   $ 59,531,453   $ 44,216,994
                                     ==========   ==========   ===========   ===========   ============   ============
SHARES ISSUED AND REDEEMED:
    Issued.........................       2,784        5,772        29,633        12,780      2,465,899      1,065,196
    Issued in reinvestment of
      dividends and
      distributions................      13,656        7,139       126,845       104,450        231,461        221,552
    Redeemed.......................     (12,625)      (6,285)     (158,014)     (144,920)    (1,417,637)      (967,252)
                                     ----------   ----------   -----------   -----------   ------------   ------------
        Net increase (decrease) in
          shares outstanding.......       3,815        6,626        (1,536)      (27,690)     1,279,723        319,496
                                     ==========   ==========   ===========   ===========   ============   ============
*Including undistributed net
  investment income (loss) of:       $        0   $    8,852   $   365,228   $   444,144   $  2,897,928   $  2,478,951


                                      LONG TERM BOND PORTFOLIO
                                     ---------------------------
                                         1998           1997
                                     ------------   ------------
FROM OPERATIONS:
    Net Investment income (loss)...  $  5,178,086   $  4,173,497
    Net realized gain (loss) on
      investments (Note 2).........     2,529,920        545,629
    Net increase (decrease) in
      unrealized appreciation of
      investments..................       895,785      3,873,480
                                     ------------   ------------
Net increase in net assets
  resulting from operations........     8,603,791      8,592,606
                                     ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
    Net investment income (Note
      4)...........................    (4,173,497)    (3,837,045)
    Net realized gain from
      investment transactions (Note
      4)...........................      (314,904)             0
                                     ------------   ------------
        Total dividends and
          distributions to
          shareholders.............    (4,488,401)    (3,837,045)
                                     ------------   ------------
FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of
      shares.......................    72,363,250     19,278,888
    Proceeds from dividends and
      distributions reinvested.....     4,488,401      3,837,045
    Net asset value of shares
      redeemed.....................   (33,363,015)   (14,617,547)
                                     ------------   ------------
Net increase (decrease) in net
  assets resulting from share
  transactions.....................    43,488,636      8,498,386
                                     ------------   ------------
Net increase (decrease) in net
  assets...........................    47,604,026     13,253,947
Net assets beginning of year.......    75,352,764     62,098,817
                                     ------------   ------------
Net assets end of year*............  $122,956,790   $ 75,352,764
                                     ============   ============
SHARES ISSUED AND REDEEMED:
    Issued.........................     5,224,600      1,516,701
    Issued in reinvestment of
      dividends and
      distributions................       344,731        327,953
    Redeemed.......................    (2,417,533)    (1,158,388)
                                     ------------   ------------
        Net increase (decrease) in
          shares outstanding.......     3,151,798        686,266
                                     ============   ============
*Including undistributed net
  investment income (loss) of:       $  5,178,086   $  4,173,497

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS (continued) For the years ended December 31,
--------------------------------------------------------------------------------

                                                                       GOVERNMENT SECURITIES
                                           DIVERSIFIED PORTFOLIO             PORTFOLIO                MONEY MARKET PORTFOLIO
                                          ------------------------   --------------------------   -------------------------------
                                             1998         1997           1998          1997            1998             1997
                                          ----------   -----------   ------------   -----------   ---------------   -------------
FROM OPERATIONS:
    Net Investment income...............  $   12,540   $    49,159   $  1,817,929   $ 1,106,347   $    12,917,964   $   7,935,910
    Net realized gain on investments
      (Note 2)..........................     406,579       659,723         12,868         7,774                 0               0
    Net increase in unrealized
      appreciation of investments.......     234,702        56,061        449,812       301,555                 0               0
                                          ----------   -----------   ------------   -----------   ---------------   -------------
Net increase in net assets resulting
  from operations.......................     653,821       764,943      2,280,609     1,415,676        12,917,964       7,935,910
                                          ----------   -----------   ------------   -----------   ---------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
    Net investment income (Note 4)......    (233,109)      (67,363)    (1,106,347)     (695,233)      (12,917,964)     (7,935,910)
    Net realized gain from investment
      transactions (Note 4).............    (468,435)     (196,377)             0             0                 0               0
                                          ----------   -----------   ------------   -----------   ---------------   -------------
         Total dividends and
           distributions to
           shareholders.................    (701,544)     (263,740)    (1,106,347)     (695,233)      (12,917,964)     (7,935,910)
                                          ----------   -----------   ------------   -----------   ---------------   -------------
FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of
      shares............................     200,875       188,701     41,828,223    11,987,035     1,317,395,361     919,623,131
    Proceeds from dividends and
      distributions reinvested..........     701,544       263,740      1,106,347       695,233        12,917,964       7,935,910
    Net asset value of shares
      redeemed..........................    (804,465)   (1,104,842)   (14,559,912)   (4,720,118)   (1,139,178,202)   (914,204,963)
                                          ----------   -----------   ------------   -----------   ---------------   -------------
Net increase (decrease) in net assets
  resulting from share transactions.....      97,954      (652,401)    28,374,658     7,962,150       191,135,123      13,354,078
                                          ----------   -----------   ------------   -----------   ---------------   -------------
Net increase (decrease) in net assets...      50,231      (151,198)    29,548,920     8,682,593       191,135,123      13,354,078
Net assets beginning of year............   3,229,389     3,380,587     25,065,893    16,383,300       158,286,237     144,932,159
                                          ----------   -----------   ------------   -----------   ---------------   -------------
Net assets end of year*.................  $3,279,620   $ 3,229,389   $ 54,614,813   $25,065,893   $   349,421,360   $ 158,286,237
                                          ==========   ===========   ============   ===========   ===============   =============
SHARES ISSUED AND REDEEMED:
    Issued..............................      10,555         9,906      3,806,065     1,129,743     1,317,395,361     919,623,131
    Issued in reinvestment of dividends
      and distributions.................      39,703        15,793        104,570        68,160        12,917,964       7,935,910
    Redeemed............................     (42,265)      (56,930)    (1,323,593)     (444,602)   (1,139,178,202)   (914,204,963)
                                          ----------   -----------   ------------   -----------   ---------------   -------------
         Net increase (decrease) in
           shares outstanding...........       7,993       (31,231)     2,587,042       753,301       191,135,123      13,354,078
                                          ==========   ===========   ============   ===========   ===============   =============
*Including undistributed net investment
  income of:                              $   12,540   $    49,159   $  1,817,929   $ 1,106,347   $             0   $           0

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     The MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, is composed of seven different portfolios that are, in effect, separate investment funds: the Equity Growth Portfolio, the Equity Income Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Diversified Portfolio, the Government Securities Portfolio, and the Money Market Portfolio. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the assets of that portfolio and will have no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management.

2. SIGNIFICANT ACCOUNTING POLICIES

  A. Portfolio Valuations:

     Short-term securities with 61 days or more to maturity at time of purchase are valued at market through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities in the Money Market Portfolio are valued at amortized cost.

     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service.

     Original issue discounts on investments purchased are amortized over their respective lives using the yield-to-maturity method.

     All other securities, when held by the Fund, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors. As of December 31, 1998, there were no such securities.

  B. Federal Income Taxes:

     Each portfolio of the Fund is a separate entity for Federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  C. Security Transactions and Investment Income:

     Security transactions are recorded as of the trade date.

     Dividend income is recorded on the ex-dividend date, income from other investments is accrued as earned.

     Realized gains and losses from investments sold are determined on the basis of identified cost for accounting and Federal income tax purposes.

  D. Other:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                             MONY SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Earnings credits received from the custodian are shown as a reduction of total expenses.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The MONY Life Insurance Company ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the directors, officers and employees of the Fund who are affiliated with the Investment Adviser.

     For these services, the Investment Adviser receives an investment advisory fee and an accounting fee. The investment advisory fee is a daily charge equal to an annual rate of .50% of the first $400,000,000 of the average daily net assets of each of the Fund's portfolios except the Money Market Portfolio, which is .40% of the first $400,000,000 of the average daily net assets; .35% of the next $400,000,000 of the average daily net assets of each of the Fund's portfolios; and .30% of the average daily net assets of each of the Fund's portfolios in excess of $800,000,000. Prior to October 14, 1997, the investment advisory fee for the first $400,000,000 was .40% of the aggregate average daily net assets for all of the Fund's portfolios. For the year ended December 31, 1998, the fees incurred by the Fund were $2,038,770. On October 15, 1997, the Investment Adviser began assessing the Fund an accounting fee. This fee is based on an allocation of expenses borne by the Investment Adviser for personnel, facilities and services necessary to calculate the portfolios' daily net asset values. The fee is allocated to the portfolios at $25,000 per portfolio, per annum, with the excess of the Investment Adviser's expenses allocated to each portfolio daily based on each portfolio's net assets in relation to the total net assets of the Fund.

     The Investment Adviser has a service agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out its duties to provide investment management services under the investment advisory agreement. MONY also provides transfer agent services to the Fund. The Investment Adviser pays MONY for these services.

     Aggregate Directors' fees incurred for non-affiliated Directors of the Fund for the year ended December 31, 1998 amounted to $44,000.

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income (including realized gains and losses on portfolio securities) of the Money Market Portfolio are declared and reinvested each business day in additional full and fractional shares of the portfolio. This policy enables the Money Market Portfolio to maintain a net asset value of $1.00 per share.

     Dividends from net investment income and net realized capital gains of the other portfolios will normally be declared and reinvested annually in additional full and fractional shares.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

     During the year ended December 31, 1998, the Equity Growth Portfolio reclassified $124,304 from undistributed realized gains to undistributed net investment income. These differences are primarily due to a reclassification of short term capital gains to ordinary income.

     During the year ended December 31, 1998, the Equity Income Portfolio increased undistributed realized gains by $10,010 and decreased undistributed net investment income by $10,010. These differences are primarily due to return of capital distributions received on investments.

                             MONY SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL STOCK

  A. Authorized Capital Stock:

     The Fund has 2 billion authorized shares of capital stock with a par value of $.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes as follows: Equity Growth Portfolio (150 million shares); Equity Income Portfolio (150 million shares); Intermediate Term Bond Portfolio (150 million shares); Long Term Bond Portfolio (150 million shares); Diversified Portfolio (150 million shares); Government Securities Portfolio (150 million shares); and Money Market Portfolio (750 million shares). The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

  B. Purchases of Fund Shares:

     Shares of the Fund are sold only to MONY America and MONY for allocation to MONY America Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts, Variable Universal Life Insurance Contracts and Corporate Sponsored Variable Universal Life Insurance Contracts; to MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts and Variable Universal Life Insurance Contracts; to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts; and to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies. Shares of the Fund are also sold to MONY for allocation to the Keynote Series Account ("Keynote") to fund benefits under Individual Annuity Plans issued by MONY.

6. FEDERAL INCOME TAX-CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, the following portfolio of the Fund has capital loss carryforwards available to offset future capital gains, if any, for federal income tax purposes:

                         PORTFOLIO                             AMOUNT     EXPIRATION DATE
                         ---------                             ------     ---------------
Intermediate Term Bond......................................  $ 22,753   December 31, 2004
                                                               112,050   December 31, 2005
                                                              --------
                                                              $134,803
                                                              ========

7. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities, other than short-term investments, for the year ended December 31, 1998 were as follows:

                                                                          PURCHASES       SALES
                                                                          ---------       -----
Equity Growth Portfolio...................  Common Stock                 $ 1,007,126   $ 1,301,762
Equity Income Portfolio...................  Common Stock                   5,336,860     8,724,523
Intermediate Term Bond Portfolio..........  U.S. Government Obligations   19,902,270     4,260,400
                                            Corporate Bonds                5,977,990     3,825,660
Long Term Bond Portfolio..................  U.S. Government Obligations   58,437,248    27,929,707
                                            Corporate Bonds               12,181,672     6,474,336
Diversified Portfolio.....................  Common Stock                     998,860     1,581,058
Government Securities Portfolio...........  U.S. Government Obligations   22,611,820     7,329,915

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------------
                                       1998         1997         1996         1995         1994          1993          1992
                                    ----------   ----------   ----------   ----------   -----------   -----------   -----------
Net asset value, beginning of
  period..........................  $    36.08   $    30.37   $    25.11   $    20.59   $     20.70   $     19.68   $     20.25
                                    ----------   ----------   ----------   ----------   -----------   -----------   -----------
Income from investment operations
  Net investment income...........        1.50         0.11         0.96         0.39          0.36          0.33          0.29
  Net gains (losses) on
    investments (both realized and
    unrealized)...................        6.88         8.42         4.30         5.90          0.09          1.59         (0.46)
                                    ----------   ----------   ----------   ----------   -----------   -----------   -----------
  Total from investment
    operations....................        8.38         8.53         5.26         6.29          0.45          1.92         (0.17)
                                    ----------   ----------   ----------   ----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income).......................       (1.62)       (0.96)        0.00        (0.39)        (0.36)        (0.33)        (0.29)
  Distributions (from realized
    capital gains)................       (4.64)       (1.86)        0.00        (1.34)        (0.20)        (0.57)        (0.04)
  Distributions (from additional
    paid-in capital)..............        0.00         0.00         0.00         0.00          0.00          0.00         (0.03)
  Distributions (in excess of
    realized capital gain)........        0.00         0.00         0.00        (0.04)         0.00          0.00         (0.04)
                                    ----------   ----------   ----------   ----------   -----------   -----------   -----------
  Total distributions.............       (6.26)       (2.82)        0.00        (1.77)        (0.56)        (0.90)        (0.40)
                                    ----------   ----------   ----------   ----------   -----------   -----------   -----------
Net asset value, end of period....  $    38.20   $    36.08   $    30.37   $    25.11   $     20.59   $     20.70   $     19.68
                                    ==========   ==========   ==========   ==========   ===========   ===========   ===========
  Total return....................       25.46%       30.68%       20.95%       30.54%         2.15%         9.71%        (0.84%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period.........  $3,109,351   $2,799,106   $2,154,669   $1,873,569   $ 1,556,536   $58,963,456   $39,979,012
Ratio of net investment income
  (loss) to average net assets....       (0.48%)       0.34%        0.62%        1.54%         2.11%         1.79%         1.72%
Ratio of expenses to average net
  assets..........................        1.93%        1.33%        1.22%        1.28%         0.53%         0.50%         0.53%
Portfolio turnover rate...........       38.46%       45.90%       44.17%       38.17%        55.09%        59.15%        39.93%

                                      FOR THE YEARS ENDED DECEMBER 31,
                                    -------------------------------------
                                       1991          1990         1989
                                    -----------   ----------   ----------
Net asset value, beginning of
  period..........................  $     15.38   $    15.90   $    12.78
                                    -----------   ----------   ----------
Income from investment operations
  Net investment income...........         0.25         0.27         0.28
  Net gains (losses) on
    investments (both realized and
    unrealized)...................         5.08        (0.50)        3.66
                                    -----------   ----------   ----------
  Total from investment
    operations....................         5.33        (0.23)        3.94
                                    -----------   ----------   ----------
Less distributions
  Dividends (from net investment
    income).......................        (0.25)       (0.29)       (0.27)
  Distributions (from realized
    capital gains)................        (0.17)        0.00        (0.55)
  Distributions (from additional
    paid-in capital)..............        (0.04)        0.00         0.00
  Distributions (in excess of
    realized capital gain)........         0.00         0.00         0.00
                                    -----------   ----------   ----------
  Total distributions.............        (0.46)       (0.29)       (0.82)
                                    -----------   ----------   ----------
Net asset value, end of period....  $     20.25   $    15.38   $    15.90
                                    ===========   ==========   ==========
  Total return....................        34.66%       (1.45%)      30.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period.........  $26,219,999   $7,163,679   $5,672,894
Ratio of net investment income
  (loss) to average net assets....         2.09%        2.42%        2.00%
Ratio of expenses to average net
  assets..........................         0.59%        0.77%        0.96%
Portfolio turnover rate...........        32.33%       31.21%       29.91%

                             MONY SERIES FUND, INC.

                              FINANCIAL HIGHLIGHTS

                            EQUITY INCOME PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                       ----------------------------------------------------------------------------------
                                          1998          1997          1996          1995          1994           1993
                                       -----------   -----------   -----------   -----------   -----------   ------------
Net asset value, beginning of
  period.............................  $     27.10   $     23.44   $     19.61   $     15.53   $     16.43   $      15.56
                                       -----------   -----------   -----------   -----------   -----------   ------------
Income from investment operations
  Net investment income..............         0.78          0.61          0.98          0.69          0.64           0.52
  Net gains (losses) on investments
    (both realized and unrealized)...         2.62          5.96          2.89          4.45         (0.51)          1.68
                                       -----------   -----------   -----------   -----------   -----------   ------------
    Total from investment
      operations.....................         3.40          6.57          3.87          5.14          0.13           2.20
                                       -----------   -----------   -----------   -----------   -----------   ------------
Less distributions
  Dividends (from net investment
    income)..........................        (0.88)        (1.00)        (0.04)        (0.65)        (0.64)         (0.52)
  Distributions (from realized
    capital gains)...................        (3.67)        (1.91)         0.00         (0.41)        (0.39)         (0.81)
                                       -----------   -----------   -----------   -----------   -----------   ------------
    Total distributions..............        (4.55)        (2.91)        (0.04)        (1.06)        (1.03)         (1.33)
                                       -----------   -----------   -----------   -----------   -----------   ------------
Net asset value, end of period.......  $     25.95   $     27.10   $     23.44   $     19.61   $     15.53   $      16.43
                                       ===========   ===========   ===========   ===========   ===========   ============
    Total return.....................        12.63%        31.26%        19.76%        33.12%         0.78%         14.14%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period............  $19,801,487   $20,720,886   $18,572,347   $18,091,035   $16,204,925   $151,330,311
Ratio of net investment income to
  average net assets.................         1.88%         2.20%         2.79%         3.54%         3.53%          3.22%
Ratio of expenses to average net
  assets.............................         0.76%         0.59%         0.55%         0.56%         0.48%          0.46%
Portfolio turnover rate..............        27.71%        29.32%        29.37%        26.80%        32.48%         28.48%

                                                  FOR THE YEARS ENDED DECEMBER 31,
                                       ------------------------------------------------------
                                           1992           1991          1990          1989
                                       ------------   ------------   -----------   ----------
Net asset value, beginning of
  period.............................  $      14.64   $      12.70   $     14.26   $    12.67
                                       ------------   ------------   -----------   ----------
Income from investment operations
  Net investment income..............          0.59           0.64          0.54         0.64
  Net gains (losses) on investments
    (both realized and unrealized)...          0.92           1.94         (1.50)        2.20
                                       ------------   ------------   -----------   ----------
    Total from investment
      operations.....................          1.51           2.58         (0.96)        2.84
                                       ------------   ------------   -----------   ----------
Less distributions
  Dividends (from net investment
    income)..........................         (0.59)         (0.64)        (0.60)       (0.64)
  Distributions (from realized
    capital gains)...................          0.00*          0.00*         0.00        (0.61)
                                       ------------   ------------   -----------   ----------
    Total distributions..............         (0.59)         (0.64)        (0.60)       (1.25)
                                       ------------   ------------   -----------   ----------
Net asset value, end of period.......  $      15.56   $      14.64   $     12.70   $    14.26
                                       ============   ============   ===========   ==========
    Total return.....................         10.31%         20.31%        (6.73%)      22.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period............  $121,540,392   $118,114,947   $99,878,151   $6,185,876
Ratio of net investment income to
  average net assets.................          3.68%          4.46%         5.39%        4.66%
Ratio of expenses to average net
  assets.............................          0.46%          0.49%         0.52%        0.88%
Portfolio turnover rate..............         35.62%         25.84%         8.89%       19.55%

---------------

* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------------
                                            1998          1997          1996          1995          1994          1993
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period...  $     11.12   $     10.96   $     10.57   $      9.75   $     10.51   $     10.33
                                         -----------   -----------   -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income................         0.51          0.63          0.62          0.63          0.60          0.47
  Net gains (losses) on investments
    (both realized and unrealized).....         0.28          0.16         (0.23)         0.82         (0.76)         0.34
                                         -----------   -----------   -----------   -----------   -----------   -----------
    Total from investment operations...         0.79          0.79          0.39          1.45         (0.16)         0.81
                                         -----------   -----------   -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)............................        (0.58)        (0.63)         0.00         (0.63)        (0.60)        (0.47)
  Distributions (from realized capital
    gains).............................         0.00          0.00          0.00          0.00          0.00         (0.16)
  Distributions (from additional
    paid-in capital)...................         0.00          0.00          0.00          0.00          0.00          0.00
                                         -----------   -----------   -----------   -----------   -----------   -----------
    Total distributions................        (0.58)        (0.63)         0.00         (0.63)        (0.60)        (0.63)
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period.........  $     11.33   $     11.12   $     10.96   $     10.57   $      9.75   $     10.51
                                         ===========   ===========   ===========   ===========   ===========   ===========
    Total return.......................         7.44%         7.70%         3.69%        14.82%        (1.52%)        7.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period..............  $59,531,453   $44,216,994   $40,045,253   $37,519,833   $32,283,693   $31,326,168
Ratio of net investment income to
  average net assets...................         5.61%         5.98%         5.88%         6.10%         5.66%         5.26%
Ratio of expenses to average net
  assets...............................         0.62%         0.51%         0.48%         0.49%         0.52%         0.52%
Portfolio turnover rate................        17.56%        79.25%        33.59%        32.07%        25.41%        50.61%

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                         -----------------------------------------------------
                                            1992          1991          1990          1989
                                         -----------   -----------   -----------   -----------
Net asset value, beginning of period...  $     10.22   $      9.69   $      9.85   $      9.63
                                         -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income................         0.59          0.77          0.84          0.90
  Net gains (losses) on investments
    (both realized and unrealized).....         0.11          0.71         (0.16)         0.22
                                         -----------   -----------   -----------   -----------
    Total from investment operations...         0.70          1.48          0.68          1.12
                                         -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)............................        (0.59)        (0.77)        (0.84)        (0.90)
  Distributions (from realized capital
    gains).............................         0.00*         0.00          0.00          0.00
  Distributions (from additional
    paid-in capital)...................         0.00         (0.18)         0.00          0.00
                                         -----------   -----------   -----------   -----------
    Total distributions................        (0.59)        (0.95)        (0.84)        (0.90)
                                         -----------   -----------   -----------   -----------
Net asset value, end of period.........  $     10.33   $     10.22   $      9.69   $      9.85
                                         ===========   ===========   ===========   ===========
    Total return.......................         6.85%        15.27%         6.90%        11.63%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period..............  $20,911,161   $22,005,519   $20,260,361   $20,419,237
Ratio of net investment income to
  average net assets...................         6.24%         7.88%         8.52%         8.67%
Ratio of expenses to average net
  assets...............................         0.53%         0.51%         0.54%         0.60%
Portfolio turnover rate................        62.27%        55.03%        20.06%        30.99%

---------------

* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                        ----------------------------------------------------------------------------------
                                            1998          1997          1996          1995          1994          1993
                                        ------------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
  period..............................  $      13.64   $     12.84   $     12.88   $     10.47   $     12.05   $     11.19
                                        ------------   -----------   -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income...............          0.56          0.76          0.79          0.74          0.84          0.50
  Net gains (losses) on investments
    (both realized and unrealized)....          0.75          0.83         (0.83)         2.41         (1.58)         1.09
                                        ------------   -----------   -----------   -----------   -----------   -----------
    Total from investment
      operations......................          1.31          1.59         (0.04)         3.15         (0.74)         1.59
                                        ------------   -----------   -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)...........................         (0.72)        (0.79)         0.00         (0.74)        (0.84)        (0.50)
  Distributions (from realized capital
    gains)............................         (0.06)         0.00          0.00          0.00          0.00         (0.23)
  Distributions (from additional
    paid-in capital)..................          0.00          0.00          0.00          0.00          0.00          0.00
                                        ------------   -----------   -----------   -----------   -----------   -----------
    Total distributions...............         (0.78)        (0.79)         0.00         (0.74)        (0.84)        (0.73)
                                        ------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period........  $      14.17   $     13.64   $     12.84   $     12.88   $     10.47   $     12.05
                                        ============   ===========   ===========   ===========   ===========   ===========
    Total return......................         10.08%        13.44%         (.31%)       30.04%        (6.14%)       14.21%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period.............  $122,956,790   $75,352,764   $62,098,817   $62,017,889   $44,012,329   $63,044,619
Ratio of net investment income to
  average net assets..................          5.50%         6.33%         6.40%         6.58%         6.45%         5.69%
Ratio of expenses to average net
  assets..............................          0.58%         0.49%         0.46%         0.48%         0.49%         0.48%
Portfolio turnover rate...............         40.77%        37.08%        59.78%        79.45%       110.19%        45.93%

                                                  FOR THE YEARS ENDED DECEMBER 31,
                                        -----------------------------------------------------
                                           1992          1991          1990          1989
                                        -----------   -----------   -----------   -----------
Net asset value, beginning of
  period..............................  $     11.03   $     10.47   $     10.70   $      9.97
                                        -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income...............         0.81          0.72          0.90          0.96
  Net gains (losses) on investments
    (both realized and unrealized)....         0.16          1.12         (0.23)         0.73
                                        -----------   -----------   -----------   -----------
    Total from investment
      operations......................         0.97          1.84          0.67          1.69
                                        -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)...........................        (0.74)        (0.72)        (0.90)        (0.96)
  Distributions (from realized capital
    gains)............................         0.00*        (0.37)         0.00          0.00
  Distributions (from additional
    paid-in capital)..................        (0.07)        (0.19)         0.00          0.00
                                        -----------   -----------   -----------   -----------
    Total distributions...............        (0.81)        (1.28)        (0.90)        (0.96)
                                        -----------   -----------   -----------   -----------
Net asset value, end of period........  $     11.19   $     11.03   $     10.47   $     10.70
                                        ===========   ===========   ===========   ===========
    Total return......................         8.79%        17.57%         6.26%        16.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period.............  $29,564,159   $23,207,734   $20,532,817   $20,770,552
Ratio of net investment income to
  average net assets..................         7.71%         8.12%         8.72%         8.54%
Ratio of expenses to average net
  assets..............................         0.51%         0.51%         0.53%         0.64%
Portfolio turnover rate...............         0.17%        63.68%        27.49%        36.00%

---------------

* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                             DIVERSIFIED PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                   ------------------------------------------------------------------------------------------
                                      1998         1997         1996         1995         1994         1993          1992
                                   ----------   ----------   ----------   ----------   ----------   -----------   -----------
Net asset value, beginning of
  period.........................  $    20.61   $    17.99   $    15.72   $    13.14   $    13.47   $     12.64   $     13.13
                                   ----------   ----------   ----------   ----------   ----------   -----------   -----------
Income from investment operations
  Net investment income..........        1.41         0.34         0.36         0.43         0.38          0.37          0.42
  Net gains (losses) on
    investments (both realized
    and unrealized)..............        2.85         3.80         1.91         3.03        (0.24)         1.01         (0.29)
                                   ----------   ----------   ----------   ----------   ----------   -----------   -----------
    Total from investment
      operations.................        4.26         4.14         2.27         3.46         0.14          1.38          0.13
                                   ----------   ----------   ----------   ----------   ----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)......................       (1.65)       (0.39)        0.00        (0.43)       (0.38)        (0.37)        (0.42)
  Distributions (from realized
    capital gains)...............       (3.31)       (1.13)        0.00        (0.43)       (0.09)        (0.18)        (0.20)
  Distributions (in excess of
    realized capital gain).......        0.00         0.00         0.00        (0.02)        0.00          0.00*         0.00*
                                   ----------   ----------   ----------   ----------   ----------   -----------   -----------
    Total distributions..........       (4.96)       (1.52)        0.00        (0.88)       (0.47)        (0.55)        (0.62)
                                   ----------   ----------   ----------   ----------   ----------   -----------   -----------
Net asset value, end of period...  $    19.91   $    20.61   $    17.99   $    15.72   $    13.14   $     13.47   $     12.64
                                   ==========   ==========   ==========   ==========   ==========   ===========   ===========
    Total return.................       23.69%       24.97%       14.44%       26.32%        1.03%        10.92%         0.99%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period........  $3,279,620   $3,229,389   $3,380,587   $3,272,075   $2,860,700   $34,076,498   $22,704,133
Ratio of net investment income to
  average net assets.............        0.40%        1.43%        2.02%        2.68%        3.19%         3.13%         3.68%
Ratio of expenses to average net
  assets.........................        1.83%        1.10%        0.91%        0.95%        0.57%         0.53%         0.57%
Portfolio turnover rate..........       34.45%       32.58%       24.43%       27.69%       51.38%        28.98%        26.44%

                                      FOR THE YEARS ENDED DECEMBER 31,
                                   ---------------------------------------
                                      1991          1990          1989
                                   -----------   -----------   -----------
Net asset value, beginning of
  period.........................  $     11.75   $     12.27   $     11.26
                                   -----------   -----------   -----------
Income from investment operations
  Net investment income..........         0.53          0.70          0.75
  Net gains (losses) on
    investments (both realized
    and unrealized)..............         1.86         (0.40)         1.74
                                   -----------   -----------   -----------
    Total from investment
      operations.................         2.39          0.30          2.49
                                   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)......................        (0.53)        (0.71)        (0.75)
  Distributions (from realized
    capital gains)...............        (0.48)        (0.11)        (0.73)
  Distributions (in excess of
    realized capital gain).......         0.00          0.00          0.00
                                   -----------   -----------   -----------
    Total distributions..........        (1.01)        (0.82)        (1.48)
                                   -----------   -----------   -----------
Net asset value, end of period...  $     13.13   $     11.75   $     12.27
                                   ===========   ===========   ===========
    Total return.................        20.34%         2.44%        22.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period........  $16,829,653   $10,373,263   $12,319,454
Ratio of net investment income to
  average net assets.............         4.72%         6.04%         5.86%
Ratio of expenses to average net
  assets.........................         0.60%         0.63%         0.67%
Portfolio turnover rate..........        22.03%        11.49%         8.06%

---------------

* Less than $01 per share

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                         1998          1997          1996          1995
                                                      -----------   -----------   -----------   ----------
Net asset value, beginning of period................  $     10.89   $     10.58   $     10.21   $     9.51
                                                      -----------   -----------   -----------   ----------
Income from investment operations
  Net investment income.............................         0.33          0.45          0.45         0.34
  Net gains (losses) on investments (both realized
    and unrealized).................................         0.39          0.28         (0.08)        0.70
                                                      -----------   -----------   -----------   ----------
        Total from investment operations............         0.72          0.73          0.37         1.04
                                                      -----------   -----------   -----------   ----------
Less distributions
  Dividends (from net investment income)............        (0.44)        (0.42)         0.00        (0.34)
  Distributions (from realized capital gains).......         0.00          0.00          0.00        (0.00)*
  Distributions (in excess of realized capital
    gains)..........................................         0.00          0.00          0.00        (0.00)
                                                      -----------   -----------   -----------   ----------
        Total distributions.........................        (0.44)        (0.42)         0.00        (0.34)
                                                      -----------   -----------   -----------   ----------
Net asset value, end of period......................  $     11.17   $     10.89   $     10.58   $    10.21
                                                      ===========   ===========   ===========   ==========
        Total return................................         6.85%         7.18%         3.62%       10.89%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period...........................  $54,614,813   $25,065,893   $16,383,300   $8,555,893
Ratio of net investment income to average net
  assets............................................         5.10%         5.52%         5.59%        6.10%
Ratio of expenses to average net assets.............         0.64%         0.56%         0.55%        0.74%
Portfolio turnover rate.............................        29.55%        19.14%        12.52%        0.28%

                                                                                                   FOR THE PERIOD
                                                                                                   MAY 1, 1991**
                                                           FOR THE YEARS ENDED DECEMBER 31,           THROUGH
                                                      ------------------------------------------    DECEMBER 31,
                                                         1994             1993          1992            1991
                                                      ----------       -----------   -----------   --------------
Net asset value, beginning of period................  $     9.72       $      9.66   $     10.70    $     10.00
                                                      ----------       -----------   -----------    -----------
Income from investment operations
  Net investment income.............................        0.05              0.52          1.00           0.27
  Net gains (losses) on investments (both realized
    and unrealized).................................       (0.21)             0.27         (0.25)          0.70
                                                      ----------       -----------   -----------    -----------
        Total from investment operations............       (0.16)             0.79          0.75           0.97
                                                      ----------       -----------   -----------    -----------
Less distributions
  Dividends (from net investment income)............       (0.05)            (0.52)        (1.00)         (0.27)
  Distributions (from realized capital gains).......        0.00             (0.21)        (0.79)          0.00
  Distributions (in excess of realized capital
    gains)..........................................        0.00              0.00*         0.00           0.00
                                                      ----------       -----------   -----------    -----------
        Total distributions.........................       (0.05)            (0.73)        (1.79)         (0.27)
                                                      ----------       -----------   -----------    -----------
Net asset value, end of period......................  $     9.51       $      9.72   $      9.66    $     10.70
                                                      ==========       ===========   ===========    ===========
        Total return................................       (2.68%)+++         8.18%         7.01%          9.70%++
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period...........................  $1,204,231       $20,036,097   $19,096,791    $42,235,195
Ratio of net investment income to average net
  assets............................................        5.43%+++          5.06%         6.25%          5.75%+
Ratio of expenses to average net assets.............        0.57%+++          0.53%         0.50%           .43%+
Portfolio turnover rate.............................        7.82%            41.01%        28.28%        151.81%

---------------

  * Less than $.01 per share
 ** Commencement of operations.
  + Annualized
 ++ Average Annual
+++ Annualized since Portfolio was dormant from June 24, 1994 to November
18,1994.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                            FOR THE YEARS ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------
                              1998           1997           1996           1995           1994          1993          1992
                          ------------   ------------   ------------   ------------   ------------   -----------   -----------
Net asset value,
  beginning of period...  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $      1.00   $      1.00
                          ------------   ------------   ------------   ------------   ------------   -----------   -----------
Income from investment
  operations
  Net investment
    income..............          0.05           0.05           0.05           0.05           0.04          0.03          0.03
Less distributions
  Dividends (from net
    investment
    income).............         (0.05)         (0.05)         (0.05)         (0.05)         (0.04)        (0.03)        (0.03)
                          ------------   ------------   ------------   ------------   ------------   -----------   -----------
Net asset value, end of
  period................  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $      1.00   $      1.00
                          ============   ============   ============   ============   ============   ===========   ===========
    Total return........          5.09%          5.15%          5.00%          5.50%          3.82%         2.75%         3.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period................  $349,421,360   $158,286,237   $144,932,159   $110,366,978   $ 83,352,731   $65,474,860   $50,892,593
Ratio of net investment
  income to average net
  assets................          5.09%          5.11%          4.95%          5.30%          3.77%         2.62%         3.17%
Ratio of expenses to
  average net assets....          0.45%          0.46%          0.45%          0.46%          0.49%         0.46%         0.48%

                             FOR THE YEARS ENDED DECEMBER 31,
                          ---------------------------------------
                             1991          1990          1989
                          -----------   -----------   -----------
Net asset value,
  beginning of period...  $      1.00   $      1.00   $      1.00
                          -----------   -----------   -----------
Income from investment
  operations
  Net investment
    income..............         0.06          0.07          0.08
Less distributions
  Dividends (from net
    investment
    income).............        (0.06)        (0.07)        (0.08)
                          -----------   -----------   -----------
Net asset value, end of
  period................  $      1.00   $      1.00   $      1.00
                          ===========   ===========   ===========
    Total return........         5.60%         7.22%         8.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period................  $34,642,974   $26,924,389   $10,817,623
Ratio of net investment
  income to average net
  assets................         5.80%         7.63%         8.06%
Ratio of expenses to
  average net assets....         0.54%         0.54%         0.92%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the respective portfolios constituting MONY Series Fund, Inc. (the "Fund") (comprising the Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities, and Money Market Portfolios) at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

DIRECTORS AND PRINCIPAL OFFICERS
Kenneth M. Levine                              Chairman, President and Director
Joel Davis                                     Director
Michael J. Drabb                               Director
Alan J. Hartnick                               Director
Floyd L. Smith                                 Director
Edward E. Hill                                 Vice President-Compliance
David V. Weigel                                Treasurer
John P. Keller                                 Controller
Frederick C. Tedeschi                          Secretary
INVESTMENT ADVISER
MONY Life Insurance Company of America
1740 Broadway
New York, New York 10019
PRINCIPAL UNDERWRITER AND DISTRIBUTOR
MONY Securities Corporation
1740 Broadway
New York, New York 10019
CUSTODIAN
Chase Manhattan Bank
4 New York Plaza
New York, New York 10004
TRANSFER AGENT
MONY Life Insurance Company
1740 Broadway
New York, New York 10019
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

                     (This page intentionally left blank.)

                         ENTERPRISE ACCUMULATION TRUST

                                GROWTH PORTFOLIO

MONTAG & CALDWELL, INC.
ATLANTA, GEORGIA

Investment Management

     Montag & Caldwell manages approximately $25 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

     The objective of the Growth Portfolio is to seek appreciation of capital primarily through investments in common stocks.

Investment Philosophy

     The equity selection process is a low-risk, growth stock approach. Valuation is the key selection criterion that makes its investment style risk-averse. Montag & Caldwell also emphasizes growth characteristics because it seeks not only companies with shares that are attractively priced but also those that may experience strong earnings growth relative to other companies.

Performance Review for the Month Ended December 31, 1998

     The Growth Portfolio commenced operations on December 1, 1998. The S&P 500 Index returned 5.76 percent for the month ended December 31, 1998 versus 5.40 percent for the Growth Portfolio. Due to the short history of the Portfolio, Montag's strategy for 1998 was to make initial investments of the net assets of the Portfolio. At December 31, 1998, the Portfolio was approximately 74 percent invested. During the month of December, technology and consumer growth issues in the Portfolio performed particularly well.

                         GROWTH OF A $10,000 INVESTMENT
[ENTERPRISE EQUITY PORTFOLIO PERFORMANCE GRAPH]

                                            GROWTH PORTFOLIO        S&P 500 INDEX*      LIPPER GROWTH INDEX*
12/1/98                                          10000                  10000                  10000
12/31/98                                         10540                  10576                  10836

                    Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                  * The S&P 500 Index is an unmanaged index that includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unchanged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     Given Montag's outlook for sustained growth in the economy with low inflation, Montag believes that it may be another positive year for investors. Montag expects corporate profit growth to remain subdued and bond yields to remain fairly steady in the year ahead, and for stock market returns to be more moderate than in 1998. These returns may approximate 10 percent when measured by such popular stock market averages as the S&P 500 Index and the Dow Jones Industrials.

     An economic setting of moderate corporate profit gains and steady bond yields bodes well for the shares of growth companies that should produce superior earnings growth. With the U.S. economy likely to slow and foreign currencies strengthening against the dollar, Montag believes high-quality, global consumer growth companies are particularly attractive investments. Given the consistent demand for their products and favorable demographic trends, health care companies may continue to do well. Selected technology holdings that are benefiting from new product cycles and better worldwide industry conditions may also be rewarding investments.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                      NUMBER OF SHARES OR
      COMMON STOCKS -- 73.51%          PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------
BUSINESS SERVICES -- 2.16%
  Interpublic Group of Companies
    Inc.                                       400          $   31,900
  Manpower Inc.                                400              10,075
                                                            ----------
                                                                41,975
COMPUTER HARDWARE -- 11.30%
  Cisco Systems Inc. (a)                       400              37,125
  Compaq Computer Corporation (a)            1,250              52,422
  Hewlett Packard Company                      950              64,897
  Intel Corporation                            550              65,209
                                                            ----------
                                                               219,653
COMPUTER SERVICES -- 1.91%
  Solectron Corporation (a)                    400              37,175
COMPUTER SOFTWARE -- 4.01%
  Electronic Arts (a)                          400              22,450
  Microsoft Corporation (a)                    400              55,475
                                                            ----------
                                                                77,925
CONSUMER PRODUCTS -- 7.05%
  Gillette Company                           1,500              72,469
  Mattel Inc.                                  225               5,133
  Procter & Gamble Company                     650              59,353
                                                            ----------
                                                               136,955
ELECTRICAL EQUIPMENT -- 2.36%
  General Electric Company                     450              45,928
ENTERTAINMENT & LEISURE -- 3.15%
  Carnival Corporation                         400              19,200
  Walt Disney Company                        1,400              42,000
                                                            ----------
                                                                61,200
FOOD & BEVERAGES & TOBACCO -- 5.29%
  Bestfoods                                    800              42,600
  Coca-Cola Company                            900              60,187
                                                            ----------
                                                               102,787
HEALTH CARE -- 1.72%
  Medtronic Inc.                               450              33,413
HOTELS & RESTAURANTS -- 5.15%
  Cracker Barrel Old Country Store             400               9,325
  Marriott International Inc. (Class
    A)                                       1,150              33,350
  McDonald's Corporation                       750              57,469
                                                            ----------
                                                               100,144

                                      NUMBER OF SHARES OR
                                       PRINCIPAL AMOUNT       VALUE
                                      -------------------     -----
MEDICAL INSTRUMENTS -- 2.76%
  Boston Scientific Corporation (a)          2,000          $   53,625
MISC. FINANCIAL SERVICES -- 2.63%
  American Express Company                     500              51,125
MULTI-LINE INSURANCE -- 2.48%
  American International Group Inc.            500              48,312
PHARMACEUTICALS -- 13.89%
  Bristol Myers Squibb Company                 400              53,525
  Johnson & Johnson                            800              67,100
  Lilly (Eli) & Company                        450              39,994
  Merck & Company Inc.                         400              59,075
  Pfizer Inc.                                  400              50,175
                                                            ----------
                                                               269,869
RETAIL -- 5.18%
  Costco Companies Inc. (a)                    450              32,484
  Gap Inc.                                     450              25,313
  Home Depot Inc.                              700              42,831
                                                            ----------
                                                               100,628
TELECOMMUNICATIONS -- 2.47%
  Tellabs Inc. (a)                             700              47,994
                                                            ----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,380,534)                                 1,428,708
----------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,380,534)                                $1,428,708
OTHER ASSETS LESS LIABILITIES -- 26.49%                        514,747
                                                            ----------
NET ASSETS 100%                                             $1,943,455
======================================================================

(a) Non-income producing security.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                          GROWTH AND INCOME PORTFOLIO

RETIREMENT SYSTEM INVESTORS INC.
NEW YORK, NEW YORK

Investment Management

     Retirement System Investors Inc. ("RSI") manages approximately $597 million for all of its clients.

Investment Objective

     The objective of the Growth and Income Portfolio is a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Index measured over a period of three to five years, by investing primarily in a broadly diversified group of large-capitalization stocks.

Investment Philosophy

     RSI uses a fundamental analysis approach, including both qualitative and quantitative factors, applied to a universe of well-established companies. The portfolio manager seeks to identify reasonable valuations among this group of stocks. Forward earnings projections and relative valuation parameters are used to determine price objectives and return potential.

Performance Review for the Month Ended December 31, 1998

     The Growth and Income Portfolio commenced operations on December 1, 1998. The S&P 500 Index returned 5.76 percent for the month ended December 31, 1998 versus 2.20 percent for the Growth and Income Portfolio. Due to the short history of the Portfolio, RSI's strategy for 1998 was to make initial investments of the net assets of the Portfolio. At December 31, 1998, the Portfolio was approximately 65 percent invested.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST MANAGED PORTFOLIO GRAPH

                                           GROWTH AND INCOME                              LIPPER GROWTH &
                                               PORTFOLIO            S&P 500 INDEX*         INCOME INDEX*
12/1/98                                          10000                  10000                  10000
12/31/98                                         10220                  10576                  10340

                   Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.
                 * The S&P 500 Index is an unmanaged index that includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     With the market at record valuation levels and an expected earnings slowdown, RSI is placing more emphasis on controlling portfolio risk while patiently seeking opportunities where its disciplines find them. Market breadth will broaden during the year, which should benefit the Growth and Income Portfolio, given its ample representation in value-type issues, which have previously lagged the market.

     RSI expects to maintain its relatively large concentration in broad technology growth areas, but most new purchases will be in lower price-to-earnings, value/growth type companies that have lagged the market and now seem attractive on a risk/return basis.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                          GROWTH AND INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                       NUMBER OF SHARES OR
       COMMON STOCKS -- 64.14%          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------
AEROSPACE -- 3.62%
  AlliedSignal Inc.                            200           $  8,862
  Lockheed Martin Corporation                  125             10,594
                                                             --------
                                                               19,456
BASIC INDUSTRIES -- 4.86%
  Aluminum Company of America                  350             26,097
BUILDING & CONSTRUCTION -- 7.98%
  Southdown Inc.                               725             42,911
COMPUTER HARDWARE -- 9.01%
  Dallas Semiconductor Corporation             470             19,152
  EMC Corporation (a)                           40              3,400
  IBM                                          140             25,865
                                                             --------
                                                               48,417
COMPUTER SERVICES -- 3.06%
  Safeguard Scientifics Inc.                   600             16,462
COMPUTER SOFTWARE -- 5.92%
  BMC Software Inc. (a)                        375             16,711
  Learning Company Inc.                        410             10,634
  Sterling Commerce Inc. (a)                   100              4,500
                                                             --------
                                                               31,845
CRUDE & PETROLEUM -- 5.36%
  British Petroleum (ADR)                      150             14,250
  Texaco Inc.                                  275             14,541
                                                             --------
                                                               28,791
ELECTRICAL EQUIPMENT -- 2.70%
  Emerson Electric Company                     240             14,520
FOOD & BEVERAGES & TOBACCO -- 3.38%
  Philip Morris Companies Inc.                 340             18,190
MACHINERY -- 4.24%
  Ingersoll Rand Company                       300             14,081
  Snap-On Inc.                                 250              8,703
                                                             --------
                                                               22,784
METALS & MINING -- 1.19%
  Potash Corporation Saskatchewan
    Inc.                                       100              6,388

                                       NUMBER OF SHARES OR
                                        PRINCIPAL AMOUNT      VALUE
                                       -------------------    -----
MISC. FINANCIAL SERVICES -- 0.46%
  Citigroup Inc.                                50           $  2,475
PHARMACEUTICALS -- 4.94%
  Bristol-Myers Squibb Company                  85             11,374
  Johnson & Johnson                             40              3,355
  Merck & Company Inc.                          80             11,815
                                                             --------
                                                               26,544
RETAIL -- 2.41%
  Tiffany & Company                            250             12,969
SAVINGS AND LOAN -- 2.49%
  Washington Mutual Inc.                       350             13,366
TELECOMMUNICATIONS -- 2.52%
  Northern Telecom Ltd.                        270             13,534
                                                             --------

TOTAL COMMON STOCKS
(IDENTIFIED COST $333,743)                                    344,749
---------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.08%
---------------------------------------------------------------------
MISC. FINANCIAL SERVICES -- 1.08%
  Kmart Financing, 7.75%                       100              5,794
                                                             --------

TOTAL CONVERTIBLE PREFERRED STOCK
(IDENTIFIED COST $5,431)                                        5,794
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $339,174)                                   $350,543
OTHER ASSETS LESS LIABILITIES -- 34.78 %                      186,945
                                                             --------
NET ASSETS 100%                                              $537,488
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

OPCAP ADVISORS, INC.
NEW YORK, NEW YORK

Investment Management

     OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, has been portfolio manager to this portfolio since inception. Oppenheimer Capital manages approximately $62 billion for institutional clients, and its normal investment minimum is $20 million.

Investment Objective

     The objective of the Equity Portfolio is long-term capital appreciation primarily from investments in securities of companies that are believed by the portfolio manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

Investment Philosophy

     OpCap Advisors' investment process uses a fundamental, bottom-up process of value investing. The security selection process focuses on well-positioned companies that generate high returns on assets and free cash flow, have strong barriers to competition, have managements oriented to shareholder interests, and sell at reasonable valuation levels. A complete qualitative review of the business relative to its peers and its history is the key to the process. OpCap seeks securities whose undervaluation is great enough to provide significant upside reward with modest downside risk.

1998 Performance Review

     The stock market continued its remarkable advance in 1998, with the S&P 500 Index providing a total return of 28.6 percent, inclusive of reinvested dividends. This marked the fourth consecutive year in which the index has delivered a total return of more than 20 percent. The market has benefited throughout this period from an unusually favorable U.S. economic environment of moderate growth with declining interest rates and extremely low inflation.

     Beneath the surface, however, there were many crosscurrents in 1998. The year's sharp increase for the S&P 500 Index was driven primarily by a limited group of super-large company stocks. Many other stocks were left behind. For instance, the Russell 2000 Index, a benchmark of small company stocks, actually declined 2.6 percent in 1998. The strong relative performance of large versus small stocks reflected the preference of many investors for highly liquid large issues -- especially those with predictable earnings -- at a time when the international economic outlook was uncertain and widespread concern existed that the rate of economic growth in the U.S. might finally be slowing.

     In addition, there was a wide disparity between the performance of growth stocks (those projected to have high future earnings growth rates) and value stocks (those considered to be undervalued in relation to their inherent worth). The
S&P 500/BARRA Growth Index rose 42.2 percent in 1998 while the S&P 500/BARRA Value Index increased only 14.7 percent.

     Performance gaps of this type, favoring either growth or value, are common. Nonetheless, the 1998 differential was one of the largest in history. Many quality stocks that were inexpensive languished or even fell in price, while some highly valued growth stocks became even more expensive. For instance, the 10 greatest contributors to the S&P 500 Index in 1998 advanced an average of
82.4 percent, reaching an average multiple of 46.7 times trailing earnings.

     Value investors had a difficult year. OpCap underperformed the market for several reasons. For one, it owns the stocks of a diverse group of large and mid-sized companies, and mid-cap stocks did not perform nearly as well as did the S&P 500 Index, which is dominated by larger companies. In addition, the performance of the market in 1998 was driven primarily by large "growth" stocks, reflecting a preference of many investors for owning highly liquid issues -- especially those with predictable earnings -- in an uncertain global economic environment. Year-to-date performance differentials between value and growth styles of investing are common, and OpCap is confident the pendulum will swing back to value investing in time.

     In addition, with its risk-averse investment philosophy, OpCap sometimes trails the market averages in periods of sharply rising prices. The portfolio manager focuses on long-term investments in quality companies rather than on attempting to predict near-term market trends.

     The average price-to-earnings ratio of the stocks owned by the portfolio was 18.6 at the end of December, compared with a price-to-earnings ratio of 26.7 for the S&P 500 Index, indicating the relative value of the portfolio's holdings. In contrast to their low relative valuations, the stocks owned by the portfolio are expected to generate returns on equity that are well above the average returns of the S&P 500 Index stocks. This combination of low relative stock market prices and superior business characteristics helps control risk and creates opportunity for investment profit.

                         GROWTH OF A $10,000 INVESTMENT
[ENTERPRISE EQUITY PORTFOLIO PERFORMANCE GRAPH]

                                            EQUITY PORTFOLIO        S&P 500 INDEX*      LIPPER GROWTH INDEX*
12/31/88                                         10000                  10000                  10000
12/31/89                                         12267                  13169                  12747
12/31/90                                         11995                  12759                  12057
12/31/91                                         15739                  16647                  16437
12/31/92                                         18557                  17916                  17692
12/31/93                                         20013                  19722                  19811
12/31/94                                         20787                  19982                  19499
12/31/95                                         28778                  27491                  25867
12/31/96                                         36037                  33803                  30402
12/31/97                                         45318                  45080                  38924
12/31/98                                         49805                  57959                  48924

                  Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                * The S&P 500 Index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unchanged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     As for the prospects of the U.S. economy in 1999, the outlook is more challenging than is usually the case. OpCap expects capital spending and rates of inventory growth to slow and corporate profits to be mixed, with the potential for downside surprises as deflationary pressures and rapid changes derail profits at some companies. Clearly, these are negatives for the stock market.

     On the other hand, the Federal Reserve Board has been cutting interest rates and adding money to the economy at an explosive rate, helping drive the stock market's strong performance in the fourth quarter of 1998. Given its concern about the health of international financial markets, the Fed is likely to persist in rapid monetary growth. Monetary stimulus and lower interest rates could therefore continue to benefit financial markets, housing and personal consumption in the coming year.

     In terms of the economic problems being experienced internationally, renewed economic growth in Japan is a key part of the solution. Japanese banks still must rid their books of enough bad loans to be considered healthy and to contribute actively to financing economic growth. Even with government fiscal stimulus programs, it is likely that the Japanese economy will decline slightly this year. Europe is in much better shape, although its economic growth may slow in 1999 as exports and capital spending are negatively affected by external events. Severe economic problems still exist in the developing world, especially in Latin America.

     OpCap continues to see many long-term positives, including powerful trends such as an information revolution that is transforming the way every business works, continued growth in demand for stocks from the Baby Boomers saving for retirement, a federal budget surplus and no inflation. Nonetheless, OpCap is concerned about the high valuation levels of many stocks.

     The challenge for investors in the coming year will be to chart a course that captures favorable returns while guarding against the economic and market uncertainty that exists at this time. Through its disciplined value philosophy, OpCap seeks to do just that by owning businesses that generate high levels of cash and use that cash to create value for shareholders through all economic environments.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                    NUMBER OF SHARES OR
     COMMON STOCKS -- 86.30%         PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
ADVERTISING -- 1.77%
  Omnicom Group Inc.                        190,000       $ 11,020,000
AEROSPACE -- 4.19%
  AlliedSignal Inc.                         396,840         17,584,972
  Lockheed Martin Corporation               100,000          8,475,000
                                                          ------------
                                                            26,059,972
AUTOMOTIVE -- 1.93%
  LucasVarity (ADR)                         357,000         11,959,500
BANKING -- 2.97%
  BankBoston Corporation                    224,000          8,722,000
  Wells Fargo & Company                     243,620          9,729,574
                                                          ------------
                                                            18,451,574
CHEMICALS -- 1.20%
  Du Pont (E.I.) De Nemours &
    Company                                 140,000          7,428,750
CONGLOMERATES -- 8.04%
  Berkshire Hathaway (Class B) (a)            7,035         16,415,000
  Minnesota Mining & Manufacturing
    Company                                 205,000         14,580,625
  Textron Inc.                              250,000         18,984,375
                                                          ------------
                                                            49,980,000
CONSUMER PRODUCTS -- 1.02%
  International Flavours &
    Fragrances Inc.                         100,000          4,418,750
  Mattel Inc.                                84,875          1,936,211
                                                          ------------
                                                             6,354,961
CRUDE & PETROLEUM -- 0.99%
  Anadarko Petroleum Corporation            200,000          6,175,000
DRUGS & MEDICAL PRODUCTS -- 1.73%
  Becton, Dickinson & Company               252,316         10,770,739
ELECTRICAL EQUIPMENT -- 1.53%
  Avnet Inc.                                157,000          9,498,500
ELECTRONICS -- 2.83%
  Conexant Systems Inc. (a)                  28,000            471,800
  Rockwell International
    Corporation                             426,000         17,133,188
                                                          ------------
                                                            17,604,988
ENTERTAINMENT & LEISURE -- 1.59%
  Carnival Corporation                      206,000          9,888,000
FOOD & BEVERAGES & TOBACCO -- 4.99%
  Diageo (ADR)                              196,384          9,082,760
  Philip Morris Companies Inc.              410,000         21,935,000
                                                          ------------
                                                            31,017,760
HEALTH CARE -- 1.95%
  Tenet Healthcare Corporation (a)          460,700         12,093,375
HOTELS & RESTAURANTS -- 3.03%
  McDonald's Corporation                    246,000         18,849,750
INSURANCE -- 16.54%
  ACE Ltd.                                  828,000         28,514,250
  AFLAC Inc.                                270,256         11,891,264
  Everest Reinsurance Holdings              480,000         18,690,000
  EXEL Ltd. (Class A)                       484,573         36,342,975
  Renaissance Holdings Ltd.                 200,000          7,325,000
                                                          ------------
                                                           102,763,489
MACHINERY -- 4.50%
  Caterpillar Inc.                          241,000         11,086,000
  Dover Corporation                         460,000         16,847,500
                                                          ------------
                                                            27,933,500

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
MANUFACTURING -- 5.06%
  Avery Dennison Corporation                360,000       $ 16,222,500
  General Dynamics Corporation              260,000         15,242,500
                                                          ------------
                                                            31,465,000
MISC. FINANCIAL SERVICES -- 9.59%
  Citigroup Inc.                            264,360         13,085,820
  Conseco Inc.                              536,152         16,386,145
  Countrywide Credit Industries
    Inc.                                    286,088         14,358,042
  Freddie Mac                               244,180         15,734,349
                                                          ------------
                                                            59,564,356
MULTI-LINE INSURANCE -- 0.90%
  American International Group
    Inc.                                     57,627          5,568,209
PAPER & FOREST PRODUCTS -- 0.88%
  Champion International
    Corporation                             135,000          5,467,500
PRINTING & PUBLISHING -- 0.85%
  Donnelley R.R. & Sons Company             120,000          5,257,500
RETAIL -- 2.28%
  May Department Stores Company             234,712         14,170,737
TELECOMMUNICATIONS -- 3.20%
  Motorola Inc.                             120,000          7,327,500
  Sprint Corporation                        131,000         11,020,375
  Sprint PCS (a)                             65,500          1,514,687
                                                          ------------
                                                            19,862,562
TRANSPORTATION -- 2.74%
  AMR Corporation (a)                       191,000         11,340,625
  Canadian Pacific Ltd.                     300,000          5,662,500
                                                          ------------
                                                            17,003,125
                                                          ------------

TOTAL COMMON STOCKS
(IDENTIFIED COST $402,833,805)                             536,208,847
----------------------------------------------------------------------
    COMMERCIAL PAPER -- 10.26%
----------------------------------------------------------------------
  American Express Credit
    Corporation, 4.90% due
    02/01/99                            $12,565,000       $ 12,511,983
  Deere (John) Capital Corporation
      5.22% due 01/20/99                 16,336,000         16,290,994
  Ford Motor Credit Company
      5.17% due 01/11/99                 15,000,000         14,978,458
  General Electric Capital
    Corporation 5.28% due 01/11/99       20,000,000         19,970,667
                                                          ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $63,752,102)                               63,752,102
----------------------------------------------------------------------
             REPURCHASE AGREEMENT -- 3.46%
----------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 4.25%
    due 01/04/99
    Collateral: U.S. Treasury Note
    $20,545,000 5.75% due 08/15/03
    Value $21,906,106                    21,475,000         21,475,000
                                                          ------------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $21,475,000)                               21,475,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $488,060,907)                            $621,435,949
OTHER ASSETS LESS LIABILITIES -- (0.02)%                       (98,293)
                                                          ------------
NET ASSETS 100%                                           $621,337,656
======================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            EQUITY INCOME PORTFOLIO

1740 ADVISERS
NEW YORK, NEW YORK

Investment Management

     1740 Advisers manages more than $1.9 billion for institutional clients and its normal investment minimum is $20 million.

Investment Objective

     The objective of the Equity Income Portfolio is to seek a combination of growth and income to achieve an above-average and consistent total return, primarily from investments in dividend-paying common stocks.

Investment Philosophy

     Above-average returns can be achieved by buying undervalued, out-of-favor stocks and selling them after the market has recognized and corrected their undervaluation. Dividend yield relative to the S&P 500 Index is the measure of the value used in this strategy. It provides a disciplined approach to buy and sell decisions, enhances stability in the portfolio, and lessens overall market risk.

Performance Review for the Month Ended December 31, 1998

     The Equity Income Portfolio commenced operations on December 1, 1998. The S&P Barra/Value Index returned 3.51 percent for the month ended December 31, 1998 versus 1.80 percent for the Equity Income Portfolio. Due to the short history of the Portfolio, 1740 Advisers' strategy for 1998 was to make initial investments of the net assets of the Portfolio. At December 31, 1998, the Portfolio was approximately 80 percent invested.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST EQUITY INCOME PORTFOLIO PERFORMANCE GRAPH

                                             EQUITY INCOME         S&P BARRA/VALUE      LIPPER GROWTH EQUITY
                                               PORTFOLIO                INDEX*             INCOME INDEX*
12/1/98                                          10000                  10000                  10000
12/31/98                                         10180                  10351                  10256

                   Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                 * The S & P Barra/Value Index is an unmanaged index that
                   includes reinvested dividends and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     The question for stock market valuation in 1999 will be whether the market losses from lower earnings are offset by what it gains from lower rates. As of now the answer seems to be positive. As long as rates stay low, and earnings are stable, the flow of money into equity portfolios should continue. Valuations are high, parts of the world are still fragile and, after four very strong years, the market is entitled to a breather.

     With the expectation for slower economic growth, low inflation and lack of pricing power and uncertain earnings, selectivity becomes important. In this environment companies that can achieve unit growth and who do not need price increases to succeed should be favored. This means an emphasis on health care -- pharmaceuticals, hospital supplies and telecommunications -- primarily telephones. Selected industrial names such as General Electric, Xerox and Pitney Bowes should also do well. Financials -- banks and insurance -- should benefit from lower interest rates.

     At the other end of the spectrum from the stable growers are the economy-sensitive or cyclical stocks. The economic backdrop seems all wrong for them, but that is already well known and is reflected in their very depressed prices. If Southeast Asia stabilizes and shows any signs of improvement, the energy, basic materials and capital good stocks which were hurt the most by the economic crisis should benefit. The portfolio is slowly increasing exposure to international oil, paper, forest products and chemical stocks. It may be early, but usually these groups move in anticipation of a change in the world outlook.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                     NUMBER OF SHARES OR
COMMON STOCKS -- 79.63%               PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
AEROSPACE -- 3.91%
  Northrop Grumman Corporation                  100        $     7,312
  United Technologies Corporation               100             10,875
                                                           -----------
                                                                18,187
AUTOMOTIVE -- 1.26%
  Ford Motor Company                            100              5,869
BANKING -- 9.07%
  Bank of New York Company Inc.                 100              4,025
  BankAmerica Corporation                       100              6,012
  BankBoston Corporation                        100              3,894
  Chase Manhattan Corporation                   100              6,806
  First Union Corporation                       100              6,081
  Fleet Financial Group Inc.                    100              4,469
  Mellon Bank Corporation                       100              6,875
  Wells Fargo & Company                         100              3,994
                                                           -----------
                                                                42,156
CAPITAL GOODS & SERVICES -- 1.03%
  Cooper Industries Inc.                        100              4,769
CHEMICALS -- 1.14%
  Du Pont (E. I.) De Nemours &
    Company                                     100              5,306
COMPUTER HARDWARE -- 2.54%
  Xerox Corporation                             100             11,800
CONSUMER DURABLES -- 0.88%
  Dana Corporation                              100              4,088
CONSUMER NON-DURABLES -- 0.95%
  Avon Products Inc.                            100              4,425
CRUDE & PETROLEUM -- 7.84%
  Amoco Corporation                             100              6,037
  British Petroleum (ADR)                       100              9,500
  Chevron Corporation                           100              8,294
  Exxon Corporation                             100              7,312
  Texaco Inc.                                   100              5,288
                                                           -----------
                                                                36,431
ELECTRICAL EQUIPMENT -- 3.50%
  Emerson Electric Company                      100              6,050
  General Electric Company                      100             10,206
                                                           -----------
                                                                16,256
ENERGY -- 5.11%
  Consolidated Natural Gas Company              100              5,400
  Duke Energy Company                           100              6,406
  Enron Corporation                             100              5,706
  Williams Companies Inc.                       200              6,238
                                                           -----------
                                                                23,750
FOOD & BEVERAGES & TOBACCO -- 1.15%
  Philip Morris Companies Inc.                  100              5,350
INSURANCE -- 1.66%
  Cigna Corporation                             100              7,731
MACHINERY -- 2.41%
  Caterpillar Inc.                              100              4,600
  Pitney Bowes Inc.                             100              6,606
                                                           -----------
                                                                11,206
MANUFACTURING -- 1.52%
  Eaton Corporation                             100              7,069
MISC. FINANCIAL SERVICES -- 1.06%
  Citigroup Inc.                                100              4,950

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
MULTI-LINE INSURANCE -- 1.76%
  Lincoln National Corporation                  100        $     8,181
PAPER & FOREST PRODUCTS -- 3.11%
  Bowater Inc.                                  100              4,144
  Georgia Pacific Corporation                   100              5,857
  International Paper Company                   100              4,481
                                                           -----------
                                                                14,482
PHARMACEUTICALS -- 8.19%
  American Home Products
    Corporation                                 100              5,631
  Baxter International Inc.                     100              6,431
  Bristol-Myers Squibb Company                  100             13,381
  Pharmacia & Upjohn Inc.                       100              5,663
  Smithkline Beecham (ADR)                      100              6,950
                                                           -----------
                                                                38,056
RAW MATERIALS -- 1.74%
  Rohm & Haas Company                           100              3,013
  Weyerhaeuser Company                          100              5,081
                                                           -----------
                                                                 8,094
REAL ESTATE -- 4.20%
  Boston Properties Inc.                        200              6,100
  Crescent Real Estate Equities                 200              4,600
  Equity Office Properties Trust                200              4,800
  Equity Residential Properties
    Trust                                       100              4,044
                                                           -----------
                                                                19,544
SAVINGS AND LOAN -- 2.41%
  Federal National Mortgage
    Association                                 100              7,400
  Washington Mutual Inc.                        100              3,819
                                                           -----------
                                                                11,219
TECHNOLOGY -- 0.93%
  Thomas & Betts Corporation                    100              4,331
TELECOMMUNICATIONS -- 10.62%
  Ameritech Corporation                         100              6,338
  AT & T Corporation                            100              7,525
  Bell Atlantic Corporation                     100              5,300
  BellSouth Corporation                         200              9,975
  SBC Communications Inc.                       100              5,363
  Sprint Corporation                            100              8,412
  U S West Inc.                                 100              6,462
                                                           -----------
                                                                49,375
UTILITIES -- 1.64%
  CMS Energy Corporation                        100              4,844
  Edison International                          100              2,787
                                                           -----------
                                                                 7,631
                                                           -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $363,884)                                     370,256
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $363,884)                                 $   370,256
OTHER ASSETS LESS LIABILITIES -- 20.37%                         94,698
                                                           -----------
NET ASSETS 100%                                            $   464,954
======================================================================

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         CAPITAL APPRECIATION PORTFOLIO

PROVIDENT INVESTMENT COUNSEL, INC.
PASADENA, CALIFORNIA

Investment Management

     Provident Investment Counsel manages approximately $20 billion for institutional clients, and its usual investment minimum is $5 million.

Investment Objective

     The objective of the Capital Appreciation Portfolio is to seek maximum capital appreciation, primarily through investment in common stock of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

Investment Philosophy

     Provident's investment philosophy is based on the belief that, over time, the reason the price of a company's stock increases is because its earnings are increasing. The investment strategy seeks to create a portfolio of companies that, in aggregate, is growing its earnings at a faster and more consistent rate than is the overall market.

Performance Review for the Month Ended December 31, 1998

     The Capital Appreciation Portfolio commenced operations on December 1, 1998. The S&P Barra/Growth Index returned 7.61 percent for the month ended December 31, 1998 versus 11.40 percent for the Capital Appreciation Portfolio. Due to the short history of the Portfolio, Provident's strategy for 1998 was to make initial investments of the net assets of the Portfolio. At December 31, 1998, the Portfolio was approximately 61 percent invested.

     The Capital Appreciation Portfolio can attribute its superior first month performance to several factors that Provident thinks will continue to provide good relative returns. First, the portfolio manager emphasized the retail sector given its strong outlook on consumer spending. Next, the Portfolio benefited from technology services stocks. While 1998 may have been an exceptionally volatile year for technology names, especially given their exposure to foreign markets, the software side posted phenomenal gains, mostly in the fourth quarter. The Portfolio contained names such as America Online, Fiserv and Lycos. Finally, the dramatic underweighting in the consumer non-durable sectors helped portfolio performance. Much of this sector was overly exposed to multinational markets, and the Portfolio has purchased only two of these stocks: Infinity Broadcasting and Outdoor Systems.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST CAPITAL APPRECIATION PORTFOLIO PERFORMANCE GRAPH

                                          CAPITAL APPRECIATION     S&P BARRA/GROWTH        LIPPER CAPITAL
                                               PORTFOLIO                INDEX*          APPRECIATION INDEX*
12/1/98                                          10000                  10000                  10000
12/31/98                                         11140                  10761                  10918

                    Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                  * The S&P 500 Index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     Given the low inflation environment in the U.S. with stronger wage growth and record low savings rates, the portfolio will continue to emphasize retail into 1999. Emphasis will be on only the highest-quality, "best in class" technology names with superior fundamentals, market shares, proprietary products and solid management. The Capital Appreciation Portfolio will continue to seek companies with quality of operations and earnings in both the large and mid-capitalization markets.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         CAPITAL APPRECIATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                       NUMBER OF SHARES OR
       COMMON STOCKS -- 60.53%          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------
ADVERTISING -- 0.59%
  Outdoor Systems Inc. (a)                     100           $  3,000
BANKING -- 2.74%
  FIRSTAR Corporation                          150             13,987
BROADCASTING -- 0.80%
  Infinity Broadcasting Corporation
    (Class A) (a)                              150              4,106
BUSINESS SERVICES -- 2.37%
  Concord EFS Inc. (a)                         100              4,237
  CSG Systems International Inc. (a)           100              7,900
                                                             --------
                                                               12,137
COMPUTER HARDWARE -- 1.97%
  Lexmark International Group Inc.
    (Class A) (a)                              100             10,050
COMPUTER SERVICES -- 8.40%
  America Online Inc. (a)                      100             16,000
  Cadence Design Systems Inc. (a)              100              2,975
  Fiserv Inc. (a)                              200             10,287
  Lycos Inc. (a)                               100              5,556
  Synopsys Inc. (a)                            150              8,138
                                                             --------
                                                               42,956
ELECTRONICS -- 1.69%
  SCI Systems Inc. (a)                         150              8,663
FINANCE -- 3.12%
  Associates First Capital
    Corporation (Class A)                      200              8,475
  MBNA Corporation                             300              7,481
                                                             --------
                                                               15,956
HEALTH CARE -- 3.44%
  Henry Schein Inc. (a)                        100              4,475
  Omnicare Inc.                                250              8,688
  Total Renal Care Holdings Inc. (a)           150              4,434
                                                             --------
                                                               17,597
HOTELS & RESTAURANTS -- 1.69%
  Brinker International Inc. (a)               300              8,663
MANUFACTURING -- 2.21%
  Tyco International Ltd.                      150             11,316

                                       NUMBER OF SHARES OR
                                        PRINCIPAL AMOUNT      VALUE
                                       -------------------    -----
MEDICAL SERVICES -- 3.78%
  Health Management Associates Inc.
    (Class A) (a)                              400           $  8,650
  Quintiles Transnational Corporation
    (a)                                        200             10,675
                                                             --------
                                                               19,325
PHARMACEUTICALS -- 6.66%
  Elan (ADR) (a)                               150             10,434
  Pfizer Inc.                                  100             12,544
  Schering Plough Corporation                  200             11,050
                                                             --------
                                                               34,028
RETAIL -- 17.96%
  Bed Bath & Beyond Inc. (a)                   300             10,237
  Costco Companies Inc. (a)                    150             10,828
  CVS Corporation                              200             11,000
  Dollar Tree Stores Inc. (a)                  200              8,738
  Family Dollar Stores Inc.                    400              8,800
  Kohl's Corporation (a)                       200             12,287
  Linens 'n Things Inc. (a)                    100              3,963
  Office Depot Inc. (a)                        100              3,694
  Safeway Inc. (a)                             150              9,141
  Staples Inc. (a)                             300             13,106
                                                             --------
                                                               91,794
TECHNOLOGY -- 1.71%
  Waters Corporation (a)                       100              8,725
TELECOMMUNICATIONS -- 1.40%
  MCI Worldcom Inc. (a)                        100              7,175
                                                             --------

TOTAL COMMON STOCKS
(IDENTIFIED COST $271,310)                                    309,478
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $271,310)                                   $309,478
OTHER ASSETS LESS LIABILITIES -- 39.47%                       201,778
                                                             --------
NET ASSETS 100%                                              $511,256
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY GROWTH PORTFOLIO

WILLIAM D. WITTER, INC.
NEW YORK, NEW YORK

Investment Management

     William D. Witter, Inc. manages approximately $905 million in assets under management and has a normal investment minimum for a separate account of $1 million.

Investment Objective

     The objective of the Small Company Growth Portfolio is to seek capital appreciation by investing primarily in common stocks of small-capitalization companies believed by the portfolio manager to have an outlook for strong earnings growth and potential for significant capital appreciation.

Investment Philosophy

     William D. Witter will seek out stocks of small companies that are expected to have above-average growth in earnings, which are reasonably valued. The manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-to-earnings ratio of the stock. Generally, the manager will not buy a stock if the price-to-earnings ratio exceeds the growth rate. By using this valuation parameter, the manager believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the manager believes the stock price exceeds the valuation criteria or when the stock appreciates to the point where it is substantially overweighted in the portfolio or when the company no longer meets expectations. The manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

1998 Performance Review for the Month Ended December 31, 1998

     The Small Company Growth Portfolio commenced operations on December 1, 1998. The Russell 2000 Index returned 6.19 percent for the month ended December 31, 1998 versus 9.20 percent for the Small Company Growth Portfolio. Due to the short history of the Portfolio, William D. Witter's strategy for 1998 was to make initial investments of the net assets of the Portfolio. At December 31, 1998, the Portfolio was approximately 79 percent invested.

     William D. Witter's investment approach is growth at a reasonable price. The portfolio manager, therefore, utilizes both cyclical and secular growth securities. For instance, an investment was made in the semi-conductor company Cymer, Inc., which has dynamic, long-term growth prospects but is subject to industry-specific, cyclical influences. Simultaneously, an investment was made in National Computer Systems, a provider of testing and computer services to educational institutions, which has a very consistent record of sales and earnings increases.

     During December, a positive contribution to the results was made by Ryanair Holdings, a Dublin-based discount airline which should benefit significantly from the opportunities to compete with formerly state-owned high-cost carriers. The computer software companies collectively appreciated 55 percent during the month.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION SMALL COMPANY GROWTH PERFORMANCE GRAPH

                                             SMALL COMPANY                                LIPPER SMALL CAP
                                            GROWTH PORTFOLIO     RUSSELL 2000 INDEX*           INDEX*
12/1/98                                          10000                  10000                  10000
12/31/98                                         10920                  10619                  10757

                   Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investors returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                 * The Russell 2000 Index is an unmanaged index that includes reinvested dividends and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual bonds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     A continuation of 2.5 percent to 3 percent economic growth rate is anticipated. While new obstacles such as the current crisis in Brazil are undoubtedly going to appear, the combination of the capital investments and restructuring decisions of the late 1980s and of the 1990s has created a positive environment.

     Several of the keys to the recent and, Witter believes, future growth are the productivity improvements associated with new technologies for use in industry, commerce and telecommunications. Consequently, Witter shall continue to look for investment opportunities in the technology sector.

     Due to higher valuation levels, positions in some of the software holdings may be reduced. The semi-conductor equipment sector appears to have strong fundamentals beginning in the year 2000. Additions may be made to the Portfolio in this area. Some commercial service providers such as Charles River Associates have substantial opportunities for both exceptional revenue and earnings growth. This sector as well as health care are ones that Witter expects to expand. While it appears early, oil service issues are being reviewed as future portfolio additions.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         SMALL COMPANY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                       NUMBER OF SHARES OR
       COMMON STOCKS -- 79.16%          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------
AEROSPACE -- 1.45%
  AAR Corporation                               150          $  3,581
  Tristar Aerospace Company (a)                 460             3,220
                                                             --------
                                                                6,801
BUSINESS SERVICES -- 8.20%
  Charles River Associates Inc. (a)             600            13,125
  Labor Ready Inc. (a)                          440             8,663
  Maximus Inc. (a)                              450            16,650
                                                             --------
                                                               38,438
COMPUTER HARDWARE -- 2.64%
  National Computer Systems Inc.                335            12,395
COMPUTER SERVICES -- 3.69%
  Cymer Inc. (a)                                880            12,870
  Kronos Inc. (a)                               100             4,431
                                                             --------
                                                               17,301
COMPUTER SOFTWARE -- 8.88%
  Legato Systems Inc. (a)                       130             8,572
  Pervasive Software Inc. (a)                 1,065            20,501
  Verity Inc. (a)                               475            12,588
                                                             --------
                                                               41,661
CONSTRUCTION -- 0.30%
  Stolt Comex Seaway (ADR) (a)                  250             1,406
DRUGS & MEDICAL PRODUCTS -- 1.37%
  Geltex Pharmaceuticals Inc. (a)               285             6,448
ELECTRICAL EQUIPMENT -- 2.52%
  C & D Technologies                            430            11,825
ELECTRONICS -- 8.38%
  Barringer Technologies Inc. (a)             1,440            12,420
  Lernout & Hauspie Speech Products
    (a)                                         400            13,050
  Veeco Instruments Inc. (a)                    260            13,812
                                                             --------
                                                               39,282
FINANCE -- 5.53%
  Doral Financial Corporation                   350             7,744
  Hambrecht & Quist Group (a)                   540            12,251
  Raymond James Financial Inc.                  280             5,915
                                                             --------
                                                               25,910
MANUFACTURING -- 6.70%
  Astropower Inc. (a)                           840             8,085
  Candela Corporation (a)                       170               956
  Mueller Industries Inc. (a)                   240             4,875
  Trinity Industries Inc.                       155             5,968
  Varlen Corporation                            500            11,531
                                                             --------
                                                               31,415

                                       NUMBER OF SHARES OR
                                        PRINCIPAL AMOUNT      VALUE
                                       -------------------    -----
MEDICAL INSTRUMENTS -- 2.08%
  Theragenics Corporation (a)                   580          $  9,751
MEDICAL SERVICES -- 3.17%
  Maxxim Medical Inc. (a)                       500            14,875
OIL SERVICES -- 0.67%
  Atwood Oceanics Inc. (a)                      185             3,145
PHARMACEUTICALS -- 0.82%
  Jones Pharma Inc.                             105             3,833
RETAIL -- 1.23%
  Rush Enterprises Inc. (a)                     525             5,775
TECHNOLOGY -- 8.81%
  Applied Science & Technology Inc.
    (a)                                       1,220            12,505
  Catalytica Inc. (a)                           830            14,940
  Flir Systems Inc. (a)                         460            10,695
  Mecon Inc. (a)                                300             3,150
                                                             --------
                                                               41,290
TRANSPORTATION -- 12.72%
  Alaska Air Group Inc. (a)                     370            16,372
  Amtran Inc. (a)                               225             6,103
  Atlas Air Inc. (a)                            310            15,171
  Ryanair Holdings (ADR) (a)                    285            10,759
  Sea Containers Ltd. (Class A)                 375            11,227
                                                             --------
                                                               59,632
                                                             --------

TOTAL COMMON STOCKS
(IDENTIFIED COST $337,932)                                    371,183
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $337,932)                                   $371,183
OTHER ASSETS LESS LIABILITIES -- 20.84%                        97,701
                                                             --------
NET ASSETS 100%                                              $468,884
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY VALUE PORTFOLIO

GABELLI ASSET MANAGEMENT COMPANY
RYE, NEW YORK

Investment Management

     Gabelli Asset Management Company, which manages more than $7.2 billion for institutional clients and whose normal investment minimum is $500,000, became manager of the portfolio on June 1, 1996.

Investment Objective

     The objective of the Small Company Value Portfolio is to seek maximum capital appreciation, primarily through investment in the equity securities of companies that have a market capitalization of no more than $1 billion.

Investment Philosophy

     Gabelli Asset Management Company's focus is on free cash flow, which it believes to be the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. Gabelli also looks at long-term earnings trends, and analyzes on and off balance sheet assets and liabilities. Gabelli wants to know everything and anything that will add or detract from its private market value estimates. Finally, Gabelli looks for a catalyst -- something happening in the company's industry or indigenous to the company itself that will reveal value.

1998 Performance Review

     Small company stocks had a lackluster year, especially when compared to the larger market indices. The last quarter of the year reversed the sharp correction seen in the third quarter. The best performers in this portfolio were media and communications companies. Price Communications, the cellular telephone company, rose 372 percent. Cable company Century Communications rose 225 percent. Its affiliate telephone company, Centennial Cellular, was acquired and resulted in a $200 million gain for Century. Data Broadcasting increased 218 percent for the year. The company plans an initial public offering of MarketWatch, its business news and data web site.

     The largest portfolio holding, Cablevision, rose 109 percent. Cablevision is one of the leading telecommunications and entertainment companies. Its businesses include cable in the core media markets of New York, Boston and Cleveland. It owns Madison Square Garden Properties, including the New York Knicks and Rangers.

     Portfolio challenges were industrial companies that derive a portion of their revenues from outside the U.S. These stocks were negatively impacted by the sluggishness of the Southeast Asian economy. Companies such as Aeroquip-Vickers, Flowserve, and Daniel Industries were poor performers, as were issues such as Pioneer Group, Watts Industries and TVX Gold.

                         GROWTH OF A $10,000 INVESTMENT
[ENTERPRISE ACCUMULATION TRUST GRAPH]

                                          SMALL COMPANY VALUE                             LIPPER SMALL CAP
                                               PORTFOLIO         RUSSELL 2000 INDEX*           INDEX
12/31/88                                         10000                  10000                  10000
12/31/89                                         11835                  11624                  12106
12/31/90                                         10680                   9356                  10438
12/31/91                                         15819                  13665                  15504
12/31/92                                         19219                  16180                  17238
12/31/93                                         22969                  19238                  20155
12/31/94                                         22973                  18888                  20058
12/31/95                                         25794                  24260                  26400
12/31/96                                         28686                  28261                  30193
12/31/97                                         41400                  34582                  34727
12/31/98                                         45379                  33697                  34432

                  Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                * The Russell 2000 Index is an unmanaged index. It includes reinvested dividends and excludes any transaction or holding charges. The Russell 2000 Index replaces the Russell 1000 Value Index as the broad-based comparison to the Small Company Value Portfolio as it more appropriately reflects the securities market in which the Portfolio invests. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

                  During 1998, an investment in the above hypothetical shareholder account increased $3,908 compared to a decrease of $885 and an increase of $6,719 in the Russell 2000 Index and Russell 1000 Value Index, respectively.

Future Investment Strategy

     Gabelli believes the four legs supporting the stock market stool are low inflation, low interest rates, a powerful flow of funds and strong corporate profit growth. While the first three remain very positive, there are doubts about the fourth. Weak Asian markets and the ongoing international currency crisis could lead to problems in the Latin American currencies. Serious economic problems for the United States' Latin American trading partners would have a far greater impact on the American economy and corporate profits than did economic disruption in Southeast Asia.

     While the U.S. economy is starting to slow, it is still advancing at a respectable pace. If Latin America remains stable and the American consumer continues to spend, the U.S. economy may continue to expand, albeit at a slower pace than in recent years.

     Gabelli will continue find many true business bargains in the small-cap sector. These bargains present the opportunity for financially robust companies to continue to snap up other companies in their own and related industries due to necessity. For example, a telecommunications company that does not offer a full range of services (long distance and local telephone Internet access and transmission and home entertainment services) will likely have a very bleak future. This bodes well for the portfolio during the coming year.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         SMALL COMPANY VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                    NUMBER OF SHARES OR
     COMMON STOCKS -- 97.32%         PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
ADVERTISING -- 1.59%
  BOWLIN Outdoor Advertising &
    Travel Center Inc. (a)                  50,000        $    256,250
  The Ackerley Group Inc.                  340,000           6,205,000
                                                          ------------
                                                             6,461,250
AEROSPACE -- 9.11%
  AAR Corporation                            8,500             202,938
  Aeroquip Vickers Inc.                    150,000           4,490,625
  Ametek Inc.                               70,000           1,561,875
  Coltec Industries Inc. (a)               170,000           3,315,000
  Curtiss-Wright Corporation                88,000           3,355,000
  Gencorp Inc.                             210,000           5,236,875
  Kaman Corporation (Class A)              105,000           1,686,562
  Moog Inc. (Class A) (a)                   40,000           1,565,000
  Sequa Corporation (Class A) (a)           70,000           4,191,250
  Sequa Corporation (Class B) (a)           40,500           2,976,750
  SPS Technologies Inc. (a)                150,000           8,493,750
                                                          ------------
                                                            37,075,625
AGGREGATE -- 0.38%
  Calmat Company                            50,000           1,543,750
APPAREL & TEXTILES -- 0.30%
  Carlyle Industries Inc. (a)              200,259             225,291
  Hartmarx Corporation (a)                 180,000           1,012,500
                                                          ------------
                                                             1,237,791
AUTOMOTIVE -- 8.50%
  A.O. Smith Corporation                    10,000             245,625
  Borg-Warner Automotive Inc.                8,000             446,500
  Clarcor Inc.                             230,000           4,600,000
  Federal Mogul Corporation                 27,000           1,606,500
  Lund International Holdings Inc.
    (a)                                     22,000             187,000
  Modine Manufacturing Company             248,000           8,990,000
  Navistar International
    Corporation Inc. (a)                    90,000           2,565,000
  Scheib Earl Inc. (a)                     225,000           1,237,500
  Standard Motor Products Inc.             231,500           5,613,875
  Superior Industries
    International Inc.                      65,000           1,807,812
  Tyler Corporation (a)                    175,000           1,071,875
  Wynns International Inc.                 280,000           6,195,000
                                                          ------------
                                                            34,566,687
BROADCASTING -- 8.71%
  Chris-Craft Industries Inc. (a)          160,000           7,710,000
  Echostar Communications
    Corporation (Class A) (a)               10,000             483,750
  Fisher Companies Inc.                     23,000           1,575,500
  Gray Communications Systems Inc.          86,000           1,574,875
  Gray Communications Systems Inc.
    (Class B)                              165,000           2,258,437
  Paxson Communications
    Corporation (a)                        220,000           2,021,250
  United Television Inc.                    55,000           6,325,000
  USA Networks Inc. (a)                    407,000          13,481,875
                                                          ------------
                                                            35,430,687
BUSINESS SERVICES -- 0.07%
  Nashua Corporation (a)                    22,000             292,875

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
CABLE -- 7.84%
  AFC Cable Systems Inc. (a)                26,000        $    874,250
  Cablevision Systems Corporation
    (Class A) (a)                          400,000          20,075,000
  Century Communications
    Corporation (Class A) (a)              128,000           4,060,000
  Rogers Communications Inc.
    (Class B) (a)                          380,000           3,372,500
  TCI Satellite Entertainment Inc.
    (Class A) (a)                          150,000             215,625
  United International Holdings
    Inc. (Class A) (a)                      72,000           1,386,000
  United Video Satellite Group
    (Class A) (a)                           80,000           1,890,000
                                                          ------------
                                                            31,873,375
CHEMICALS -- 2.15%
  Church & Dwight Company Inc.              82,000           2,946,875
  Lawter International Inc.                275,000           3,196,875
  Sybron Chemicals Inc. (a)                193,000           2,605,500
                                                          ------------
                                                             8,749,250
COMPUTER HARDWARE -- 0.01%
  Cerion Technologies Inc. (a)              90,000              39,375
COMPUTER SERVICES -- 0.17%
  Checkfree Holdings Corporation
    (a)                                     30,000             701,250
CONSUMER DURABLES -- 0.67%
  Hussmann International Inc.              100,000           1,937,500
  Noel Group (a)                           135,000             151,875
  Oneida Ltd.                               43,000             636,938
                                                          ------------
                                                             2,726,313
CONSUMER PRODUCTS -- 0.29%
  American Safety Razor Company
    (a)                                     30,000             360,000
  ARC International Corporation
    (a)                                     30,000              46,875
  Mikasa Inc.                               62,000             790,500
                                                          ------------
                                                             1,197,375
CONSUMER SERVICES -- 0.95%
  Berlitz International Inc. (a)            58,000           1,682,000
  ITT Educational Services Inc.
    (a)                                     55,000           1,870,000
  N2K Inc. (a)                              23,000             300,438
                                                          ------------
                                                             3,852,438
ELECTRICAL EQUIPMENT -- 1.69%
  Ampco-Pittsburgh Corporation             130,000           1,413,750
  Oak Technology Inc. (a)                  150,000             525,000
  Thomas Industries Inc.                   220,000           4,317,500
  UCAR International Inc. (a)               35,000             623,437
                                                          ------------
                                                             6,879,687
ELECTRONICS -- 0.65%
  CTS Corporation                           55,000           2,392,500
  Power-One Inc. (a)                         7,000              49,000
  Watkins Johnson Co.                       10,000             203,750
                                                          ------------
                                                             2,645,250
ENERGY -- 0.18%
  Kaneb Services Inc. (a)                  180,000             731,250

                         ENTERPRISE ACCUMULATION TRUST
                  SMALL COMPANY VALUE PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
ENTERTAINMENT & LEISURE -- 5.29%
  Ascent Entertainment Group Inc.
    (a)                                    142,000        $  1,047,250
  Bull Run Corporation (a)                 130,000             438,750
  Churchill Downs Inc.                      35,000           1,150,625
  Florida Panthers Holdings Inc.
    (a)                                     95,000             884,687
  Gaylord Entertainment Company            261,501           7,877,718
  GC Companies Inc. (a)                    180,000           7,492,500
  Grand Casinos Inc. (a)                    80,000             645,000
  Jackpot Enterprises Inc. (a)             212,000           2,000,750
                                                          ------------
                                                            21,537,280
FINANCE -- 0.79%
  Advest Group Inc.                          8,000             148,000
  Pioneer Group Inc.                       150,000           2,962,500
  Southwest Securities Group Inc.            5,000             100,625
                                                          ------------
                                                             3,211,125
FOOD & BEVERAGES &
  TOBACCO -- 5.78%
  Brunos Inc. (a)                           85,000              65,078
  Buenos Aires Embotelladora (ADR)
    (a) (d)                                 40,227                  --
  Celestial Seasonings Inc. (a)            227,000           6,313,437
  Chock Full o' Nuts Corporation
    (a)                                    295,000           1,843,750
  General Cigar Holdings Inc.
    (Class A) (a)                          205,000           1,780,938
  General Cigar Holdings Inc.
    (Class B) (a)                          190,000           1,650,625
  Ingles Markets Inc. (Class A)             80,000             875,000
  Pepsi Cola Puerto Rico Bottling
    Company (a)                            155,000             804,063
  Ralcorp Holdings Inc. (a)                 75,000           1,368,750
  Tootsie Roll Industries Inc.              95,000           3,716,875
  Whitman Corporation                      200,000           5,075,000
                                                          ------------
                                                            23,493,516
HOTELS & RESTAURANTS -- 1.12%
  Advantica Restaurant Group Inc.
    (a)                                     54,000             334,125
  Aztar Corporation (a)                    510,000           2,581,875
  Extended Stay America Inc. (a)            50,000             525,000
  Trump Hotels & Casino Resorts
    Inc. (a)                               300,000           1,125,000
                                                          ------------
                                                             4,566,000
INSURANCE -- 3.20%
  Argonaut Group Inc.                       95,000           2,327,500
  Danielson Holding Corporation
    (a)                                     25,000              89,062
  Liberty Corporation                      130,000           6,402,500
  Midland Company                          174,000           4,197,750
                                                          ------------
                                                            13,016,812

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
MACHINERY -- 4.97%
  Baldwin Technology Company Inc.
    (Class A) (a)                          165,000        $    928,125
  Banner Aerospace Inc. (a)                 78,000             736,125
  Commercial Intertech Corporation          25,000             323,438
  Daniel Industries Inc.                    50,000             606,250
  Fairchild Corporation (Class A)
    (a)                                    110,000           1,732,500
  Flowserve Corporation                    132,000           2,186,250
  Franklin Electric Company Inc.            18,500           1,248,750
  Idex Corporation                          85,000           2,082,500
  Katy Industries Inc.                     160,000           2,810,000
  Kollmorgen Corporation                   140,000           2,135,000
  Nortek Inc. (a)                          100,000           2,762,500
  Paxar Corporation (a)                    185,000           1,653,437
  Standex International
    Corporation                             18,000             472,500
  Tennant Company                            7,000             280,875
  Watts Industries Inc. (Class A)           15,000             249,375
                                                          ------------
                                                            20,207,625
MANUFACTURING -- 3.46%
  Barnes Group Inc.                         27,000             793,125
  Belden Inc.                               25,000             529,687
  Bway Corporation (a)                       3,000              45,188
  Crane Company                             85,000           2,565,937
  Cuno Inc. (a)                             75,000           1,218,750
  Fedders Corporation (Class A)            385,000           2,021,250
  Fedders USA Inc.                         100,000             581,250
  Graco Inc.                                25,000             737,500
  Industrial Distribution Group
    Inc. (a)                                35,000             266,875
  Material Sciences Corporation
    (a)                                     70,000             595,000
  Oil Dri Corporation of America           120,000           1,800,000
  Park Ohio Holdings Corporation
    (a)                                    111,400           1,684,925
  Rawlings Sporting Goods Company
    Inc. (a)                                22,000             248,875
  Strattec Security Corporation
    (a)                                     33,000             990,000
                                                          ------------
                                                            14,078,362
METALS & MINING -- 0.61%
  Prime Resources Group Inc.                40,000             276,020
  TVX Gold Inc. (a)                        470,000             851,875
  WHX Corporation (a)                      135,000           1,358,438
                                                          ------------
                                                             2,486,333
MISC. FINANCIAL SERVICES -- 0.77%
  Data Broadcasting Corporation
    (a)                                    175,000           3,128,125
NEUTRACEUTICALS -- 0.28%
  Irwin Naturals/4Health Inc. (a)           40,000             190,000
  Weider Nutrition International
    Inc.                                   150,000             956,250
                                                          ------------
                                                             1,146,250
OIL SERVICES -- 0.12%
  BJ Services Company (a)                   30,000             468,750
PAPER PRODUCTS -- 0.45%
  Greif Brothers Corporation
    (Class A)                               63,000           1,838,813
PHARMACEUTICALS -- 2.76%
  Agribrands International Inc.
    (a)                                     15,000             450,000
  Carter Wallace Inc.                      260,000           5,102,500
  Ivax Corporation (a)                     405,000           5,037,187
  Twinlab Corporation (a)                   50,000             656,250
                                                          ------------
                                                            11,245,937

                         ENTERPRISE ACCUMULATION TRUST
                  SMALL COMPANY VALUE PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
PRINTING & PUBLISHING -- 5.57%
  Belo A.H. Corporation (Class A)           30,000        $    598,125
  Lee Enterprises Inc.                      50,000           1,575,000
  McClatchy Company (Class A)               90,000           3,183,750
  Media General Inc. (Class A)             137,000           7,261,000
  Meredith Corporation                      40,000           1,515,000
  Penton Media Inc.                         20,000             405,000
  Price Communications Corporation
    (a)                                    300,000           3,881,250
  Pulitzer Publishing Company               30,000           2,598,750
  Thomas Nelson Inc.                        10,000             135,000
  Topps Company Inc. (a)                   300,000           1,500,000
                                                          ------------
                                                            22,652,875
REAL ESTATE -- 1.14%
  Catellus Development Corporation
    (a)                                    225,000           3,220,313
  Griffin Land & Nurseries Inc.
    (a)                                    110,000           1,402,500
                                                          ------------
                                                             4,622,813
RETAIL -- 3.14%
  Burlington Coat Factory
    Warehouse Corporation                  115,000           1,875,937
  Coldwater Creek Inc. (a)                  40,000             550,000
  Lillian Vernon Corporation               325,000           5,362,500
  Neiman Marcus Group Inc. (a)             180,000           4,488,750
  Phar Mor Inc. (a)                         65,000             495,625
                                                          ------------
                                                            12,772,812
SECURITY & INVESTIGATION
  SERVICES -- 2.54%
  Borg-Warner Security Corporation
    (a)                                     30,000             562,500
  Pittway Corporation (Class A)             78,000           2,578,875
  Rollins Inc.                             353,500           6,186,250
  Wackenhut Corporation (Class A)           40,000           1,017,500
                                                          ------------
                                                            10,345,125
TELECOMMUNICATIONS -- 8.40%
  Aerial Communications Inc. (a)           206,000           1,210,250
  Aliant Communications Inc.                10,000             408,750
  Associated Group Inc. (Class A)
    (a)                                     76,000           3,268,000
  Atlantic Tele-Network Inc.                15,000             135,938
  Cellullar Communications of
    Puerto Rico (a)                         98,000           1,813,000
  Centennial Cellular Corporation
    (Class A) (a)                          145,000           5,945,000
  Commonwealth Telephone
    Enterprises (Class B) (a)               54,833           1,727,239
  Commonwealth Telephone
    Enterprises Inc.                        24,077             806,580
  Communications Systems Inc.               22,000             259,875
  COMSAT Corporation                       175,000           6,300,000
  CoreComm Ltd. (a)                        108,000           1,701,000
  GST Telecommunications Inc. (a)          230,000           1,509,375
  RCN Corporation (a)                      123,000           2,175,562
  Rogers Cantel Mobile
    Communications Inc. (Class B)
    (a)                                     50,000             609,375
  Telephone and Data Systems Inc.          140,000           6,291,250
                                                          ------------
                                                            34,161,194

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
TRANSPORTATION -- 2.49%
  GATX Corporation                         211,000        $  7,991,625
  Hudson General Corporation                30,500           1,921,500
  TransPro Inc.                             40,000             195,000
                                                          ------------
                                                            10,108,125
UTILITIES -- 0.95%
  Citizens Utilities Company
    (Class B) (a)                          392,925           3,192,516
  Eastern Enterprises                       15,000             656,250
                                                          ------------
                                                             3,848,766
WASTE MANAGEMENT -- 0.14%
  Envirosource Inc. (a)                    113,628             582,344
WIRELESS COMMUNICATIONS -- 0.09%
  Teligent Inc. (Class A) (a)               12,500             359,375
                                                          ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $327,467,791)                             395,882,585
----------------------------------------------------------------------
U.S. TREASURY BILLS -- 1.38%
----------------------------------------------------------------------
    U.S. Treasury Bill     4.35%
    due 02/04/99                        $3,098,000           3,085,273
    U.S. Treasury Bill     4.54%
    due 01/21/99                         2,537,000           2,530,601
                                                          ------------
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $5,615,874)                                 5,615,874
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.43%
----------------------------------------------------------------------
    State Street Bank & Trust
      Repurchase Agreement, 4.25%
      due 01/04/99
      Collateral: U.S. Treasury Note $5,580,000 5.75%,
      due 08/15/03
      Value $5,949,675                   5,830,000           5,830,000
                                                          ------------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $5,830,000)                                 5,830,000
----------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $338,913,665)                            $407,328,459
OTHER ASSETS LESS LIABILITIES -- (0.13)%                      (527,340)
                                                          ------------
NET ASSETS 100%                                           $406,801,119
======================================================================

(a) Non-income producing security.
(d) Security is fair valued. Also includes 1,971,123 of rights valued at $0, expiring on 1/5/99.

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO

BRINSON PARTNERS, INC.
CHICAGO, ILLINOIS

Investment Management

     Brinson Partners, Inc., is a global investment management firm with offices in Chicago, London and Tokyo. Brinson Partners manages approximately $163 billion for institutional clients, and its normal investment minimum is $25 million.

Investment Objective

     The objective of the International Growth Portfolio is to seek capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

Investment Philosophy

     Brinson Partners believes that discrepancies exist between prices and fundamental values, both across and within the international equity markets. It takes advantage of these discrepancies by using a disciplined approach to measure fundamental value from the perspective of the long-term investor. This international equity strategy reflects the manager's decisions about the relative attractiveness of the asset class, the individual equity markets, currencies, the industries across and within those markets, other common risk factors within those markets, and individual international companies.

1998 Performance Review

     Returns for non-U.S. markets were enhanced by foreign currency strength. The notable exceptions were the Canadian dollar, as well as the Australian and New Zealand dollars, all of which weakened relative to the U.S. dollar. The Japanese yen strengthened sharply at the start of the fourth quarter, to end the year in positive territory relative to the U.S. dollar.

     With upturns in the markets through the fourth quarter, the majority of individual European markets ended the year with double-digit returns (in dollar-hedged terms): Finland (110.75 percent) and Belgium (59.07 percent) posted the strongest returns. Norway (-26.89 percent) and New Zealand (-16.22 percent) were the weakest performers, as were the Asian markets of Singapore (-7.43 percent), Hong Kong (-6.28 percent) and Japan (-3.84 percent).

     For the year, currency allocation and market allocation detracted from performance. The portfolio's overweight to the weak Australian and New Zealand dollar currencies, as well as the underweight of the yen, hurt performance. Security selection, particularly Japan stock selection, was a positive contributor to performance for the year. Strategic cash held in the portfolio detracted from performance in the first half of the year, otherwise market allocation decisions overall provided favorable results.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST INTERNATIONAL GROWTH PORTFOLIO PERFORMANCE GRAPH

                                          INTERNATIONAL GROWTH                          LIPPER INTERNATIONAL
                                               PORTFOLIO             EAFE INDEX*               INDEX*
11/30/94                                         10000                  10000                  10000
12/31/94                                         10041                  10063                   9867
12/31/95                                         11510                  11191                  10855
12/31/96                                         12967                  11868                  12422
12/31/97                                         13648                  12079                  13322
12/31/98                                         15672                  14495                  15009

                   Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                   * The EAFE Index is an unmanaged index that includes
                     reinvested dividends and excludes transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     Monetary union, privatization/restructuring/merger activity and increased capital flows have boosted European equity markets. Despite their excellent performance, European corporations are still early into their restructuring, with the potential for improving profitability ahead. Europe is the portfolio's largest overweight. Most Pacific markets continued to suffer consequences of the 1997 currency crisis. This situation has been aggravated in Japan by flawed macroeconomic policies, a largely insolvent financial sector and an unprofitable domestic corporate sector. The portfolio remains very underweight compared to Japan, Hong Kong and Singapore. In comparison, Australia and New Zealand have been unduly impacted by their geographic proximity to Asia and are attractively priced. The portfolio maintains overweight in these markets.

     Currency strategies within the portfolio at the end of the year remained similar to that of the market allocations. The only notable hedging strategies were the six percent underweight of the Japanese yen and a four percent underweight of the British pound sterling. The Hong Kong dollar was also underweight, such that there were no currency exposures to Hong Kong. Offsetting these positions were overweights in the Australian dollar and to a lesser degree, the New Zealand dollar.

     As with all international growth portfolios, the International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies, lack of uniform accounting standards and political instability.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         INTERNATIONAL GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

     COMMON STOCKS, RIGHTS AND       NUMBER OF SHARES OR
        WARRANTS -- 96.43%            PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
AUSTRALIA -- 5.03%
  Amcor Ltd.                                  22,800       $    97,423
  Brambles Industries Ltd.                    14,000           341,013
  Broken Hill Proprietary Company
    Ltd.                                      55,000           405,077
  CSR Ltd.                                    76,000           185,820
  David Jones Ltd.                           100,000           110,301
  Lend Lease Corporation Ltd.                 18,810           253,582
  National Australia Bank Ltd.                42,900           646,694
  News Corporation                            58,354           385,475
  Orica Ltd.                                  17,300            90,004
  Pacific Dunlop Ltd.                         67,300           108,874
  Qantas Airways Ltd.                         78,612           160,413
  QBE Insurance Group Ltd.                    39,559           163,627
  Rio Tinto Ltd.                              13,963           165,607
  Santos Ltd.                                 53,100           142,520
  Telstra Corporation Ltd.                   143,400           670,471
  Westpac Bank Corporation Ltd.               72,100           482,463
  WMC Ltd.                                    43,000           129,640
  Woolworths Ltd.                             23,500            80,009
                                                           -----------
                                                             4,619,013
BELGIUM -- 2.87%
  Electrabel                                   2,330         1,017,732
  Fortis                                       3,328         1,198,542
  Fortis (Wts)(a)                                128                 7
  KBC Bancassurance Holdings                   5,340           420,156
  KBC Bancassurance Holdings
    (Wts)(a)                                     130                 8
                                                           -----------
                                                             2,636,445
CANADA -- 1.86%
  Agrium Inc.                                  7,600            67,125
  Alcan Aluminum Ltd.                          4,300           116,748
  Bank Montreal                                2,600           104,953
  Canadian National Railway Company            2,600           135,656
  Canadian Pacific Ltd.                        7,800           146,712
  Extendicare Inc.                             6,000            34,151
  Hudson's Bay Company                         6,300            79,755
  Imasco Ltd.                                  4,200            89,853
  Imperial Oil Ltd.                            7,700           123,673
  Magna International Inc.                     1,100            68,656
  Newbridge Networks Corporation               3,100            94,511
  NOVA Chemicals Corporation                   5,242            68,590
  Potash Corporation Saskatchewan
    Inc.                                       1,000            64,442
  Royal Bank Canada                            3,100           155,253
  Seagram Ltd.                                 1,500            57,164
  Shaw Communications Inc. (Class
    B)                                         5,700           138,351
  Transcanada Pipelines Ltd.                   7,812           114,740
  Westcoast Energy Inc.                        2,300            45,895
                                                           -----------
                                                             1,706,228
DENMARK -- 0.58%
  Tele Danmark (Class B)                       3,920           529,089
FINLAND -- 2.57%
  Merita (Class A)                            60,900           384,581
  Nokia (Class A)                             12,200         1,483,428
  UPM-Kymmene                                 17,550           488,743
                                                           -----------
                                                             2,356,752
FRANCE -- 9.92%
  Air Liquide                                  3,131           574,007
  Alcatel Alsthom                              4,476           547,591
  AXA                                          4,060           588,195
  AXA (Wts)(a)                                 2,120             1,005
  Banque Nationale de Paris                    5,430           446,948

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
  Compagnie de Saint Gobain                    2,122       $   299,456
  Compagnie Financiere de Paribas              3,060           265,828
  Danone                                       1,200           343,409
  Dexia France                                 2,089           321,701
  Elf Aquitaine                                2,970           343,162
  France Telecom                               5,900           468,539
  Lagardere S.C.A                             13,580           576,865
  Michelin (CGDE) (Class B)                    5,645           225,659
  Pinault-Printemps-Redoute                    1,450           276,981
  Rhone-Poulenc                                8,486           436,518
  SEITA                                       11,550           723,037
  Societe Generale                             2,275           368,248
  Suez Lyonnaise Des Eaux                      3,144           645,558
  Thomson CSF                                 10,120           434,412
  Total (Class B)                              4,297           435,003
  Vivendi                                      3,029           785,557
                                                           -----------
                                                             9,107,679
GERMANY -- 11.03%
  Allianz                                      3,865         1,416,966
  Bayer                                       36,150         1,508,600
  DaimlerChrysler (a)                         11,088         1,094,429
  Deutsche Bank                                7,100           417,710
  Deutsche Telekom                            20,400           670,779
  Dresdner Bank                                9,650           405,316
  Hoechst                                     11,290           468,102
  Mannesmann                                   8,300           951,218
  SAP                                            800           345,614
  Siemens                                     17,650         1,138,471
  Veba                                        20,600         1,232,341
  Volkswagen                                   6,000           478,819
                                                           -----------
                                                            10,128,365
IRELAND -- 0.12%
  Smurfit (Jefferson) Group                   60,000           107,659
ITALY -- 4.20%
  Assicurazioni Generali                      19,694           821,849
  ENI                                        154,000         1,005,897
  ENI (ADR)                                    1,400            94,850
  La Rinascente                               52,000           534,482
  Montedison                                 313,580           416,286
  Sao Paolo Imi                               25,480           449,978
  Telecom Italia                                   2                17
  Telecom Italia - RNC                            11                69
  TIM                                         72,000           531,253
                                                           -----------
                                                             3,854,681
JAPAN -- 13.92%
  Acom Company                                 2,000           128,439
  Amada Company                               26,000           125,803
  Bridgestone Corporation                      6,000           136,134
  Canon Inc.                                  21,000           448,607
  Citizen Watch Company (a)                   24,000           144,361
  Dai Nippon Printing Company Ltd.            24,000           382,556
  Daiichi Pharmaceutical Company
    Ltd.                                      22,000           371,499
  Daikin Industries Ltd.                      27,000           267,492
  Daiwa House Industry Company Ltd.           13,000           138,337
  Denso Corporation                           22,000           406,723
  Fanuc Ltd. (a)                              10,800           369,713
  Fuji Photo Film Company                      5,000           185,759
  Fujitsu Ltd.                                16,000           213,003
  Honda Motor Company Ltd.                    12,000           393,808
  Hoya Corporation                             6,000           291,906
  Ito-Yokado Company Ltd.                     10,000           698,806
  Kaneka Corporation                          26,000           194,799
  Kao Corporation                              9,000           203,008
  Kirin Brewery Company Ltd.                  28,000           356,656
  Kokuyo Company Ltd.                          8,000           107,634

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
  Kuraray Company Ltd.                        32,000       $   352,977
  Marui Company Ltd.                          14,000           269,350
  Matsushita Electric Industrial
    Company Ltd.                              31,000           548,156
  NGK Insulators Ltd.                         42,000           541,300
  Nintendo Company Ltd.                        3,100           300,265
  Nippon Meat Packer Inc.                     17,000           273,684
  Omron Corporation                            8,000           109,544
  Sankyo Company Ltd.                         19,000           415,126
  Secom Company Ltd.                           6,000           496,771
  Sega Enterprises Ltd.                        3,000            66,475
  Sekisui House Ltd.                          24,000           253,693
  Shin-Etsu Chemical Company Ltd.              5,000           120,301
  Sony Corporation                             5,700           414,958
  Sumitomo Chemical Company Ltd.              30,000           116,762
  Sumitomo Electric Industries                21,000           236,099
  Takeda Chemical Industries                  16,000           615,657
  TDK Corporation                              5,000           456,878
  Tokio Marine & Fire Insurance
    Company Ltd.                              24,000           286,599
  Toray Industries Inc.                       66,000           344,449
  Toshiba Corporation                         61,000           363,140
  Toyota Motor Corporation                    18,000           488,810
  Yamato Transport Company Ltd.               10,000           139,761
                                                           -----------
                                                            12,775,798
MALAYSIA -- 0.04%
  Malayan Banking Berhad                       9,000            18,237
  Nestle (Malaysia) Berhad                     5,000            20,000
                                                           -----------
                                                                38,237
NETHERLANDS -- 7.11%
  ABN Amro Holdings                           18,951           398,448
  Elsevier                                    36,800           515,165
  Heineken                                    12,850           772,901
  ING Group                                   21,799         1,328,571
  KPN                                         24,519         1,226,798
  Royal Dutch Petroleum Company               33,000         1,642,359
  Unilever                                     7,480           639,027
                                                           -----------
                                                             6,523,269
NEW ZEALAND -- 1.95%
  Auckland International Airport
    Ltd. (a)                                  52,900            73,766
  Brierley Investments Ltd.                  428,400            96,933
  Carter Holt Harvey Ltd.                    157,900           141,249
  Fletcher Challenge Building
    Division                                  51,950            80,096
  Fletcher Challenge Energy
    Division                                  63,650           120,575
  Fletcher Challenge Paper Division          122,000            81,530
  Lion Nathan Ltd.                            70,200           178,418
  Telecom Corporation of New
    Zealand Ltd.                             217,500           944,209
  Telecom Corporation of New
    Zealand Ltd. (ADR)                         2,000            71,375
                                                           -----------
                                                             1,788,151
NORWAY -- 0.30%
  Norsk Hydro                                  3,600           121,761
  Norske Skogindustrier                        5,100           149,003
                                                           -----------
                                                               270,764
SINGAPORE -- 0.71%
  Singapore Press Holdings Ltd.               35,938           391,814
  United Overseas Bank Ltd.                   41,000           263,234
                                                           -----------
                                                               655,048
SPAIN -- 1.84%
  Banco Popular Espanol                        6,258           471,155
  Empresa Nacionale Electricidade             33,405           883,780

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
  Telefonica                                   7,266       $   322,604
  Telefonica (Rts)                             7,266             6,442
                                                           -----------
                                                             1,683,981
SWEDEN -- 3.88%
  Astra (Class A)                             24,750           504,151
  Electrolux (Series B)                       37,060           636,307
  Ericsson LM (Class B)                       22,430           532,812
  Investor (Class B)                           8,710           392,362
  Nordbanken Holding                          43,520           278,535
  Skandia Forsakrings                         40,560           619,023
  Svenska Handelsbanken (Class A)              4,200           176,792
  Swedish Match                              116,950           424,629
                                                           -----------
                                                             3,564,611
SWITZERLAND -- 7.16%
  Credit Suisse Group                            594            92,968
  Julius Baer Holdings Ltd. (Class
    B)                                            79           262,528
  Nestle                                         718         1,562,801
  Novartis                                     1,039         2,042,149
  Roche Holdings                                  99         1,207,862
  Schweizerische Ruckversicherungs-
    Gesellschaft                                 253           659,528
  Swisscom (a)                                 1,783           746,324
                                                           -----------
                                                             6,574,160
UNITED KINGDOM -- 21.35%
  Allied Zurich(a)                            57,100           858,065
  Barclays                                    30,000           650,440
  Billiton                                    25,000            49,842
  BOC Group                                   32,000           458,814
  Booker                                      49,000            50,881
  Boots Company                               35,000           598,355
  British American Tobacco (a)                27,100           238,628
  British Petroleum Company                   74,299         1,106,029
  British Steel                              289,000           438,133
  Cable & Wireless                            20,000           244,559
  Charter                                     54,357           298,020
  Coats Viyella                              230,900           103,577
  Diageo                                      37,942           420,772
  Fairview Holdings (a)                       31,750            46,947
  FKI                                        217,500           484,217
  Garban                                       2,400             9,131
  General Electric Company                    82,900           750,631
  Glaxo Wellcome                              40,700         1,401,070
  Greenalls Group                             39,000           207,667
  Hanson                                      71,650           570,200
  Hillsdown Holdings                          63,500            79,125
  House of Fraser                            101,000            88,935
  Lloyds TSB Group                           111,264         1,584,204
  Marks & Spencer                            127,000           873,534
  Mirror Group                               107,000           267,100
  National Westminster Bank                   24,700           478,078
  Nycomed Amersham                            48,000           330,952
  Peninsular and Oriental Steam
    Navigation Company                        23,500           277,986
  Prudential Corporation                      84,000         1,281,380
  Reed International                          46,000           365,310
  Rio Tinto                                   37,100           431,467
  RJB Mining                                  81,000           104,968
  Royal & Sun Alliance Insurance
    Group                                     31,738           258,376
  Sainsbury J.                                23,000           186,094
  Scottish and Southern Energy                72,400           816,139
  Smithkline Beecham                          62,000           859,275
  Terranova Foods (a)                         31,750            58,025
  TESCO                                      219,000           636,734
  Thames Water                                25,583           493,043

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
  Thames Water (Class B)(a)                   29,000       $    35,172
  United News & Media                         24,000           208,540
  Vodafone Group                              19,570           317,984
  Williams                                    33,461           191,238
  Yorkshire Water                             43,000           392,922
                                                           -----------
                                                            19,602,559
                                                           -----------
TOTAL COMMON STOCKS, RIGHTS AND WARRANTS
(IDENTIFIED COST $78,005,029)                               88,522,489
----------------------------------------------------------------------
           PREFERRED ORDINARY STOCK -- 0.18%
----------------------------------------------------------------------
AUSTRALIA -- 0.18%
    News Corporation                          26,987           164,214
                                                           -----------

TOTAL PREFERRED ORDINARY STOCK
(IDENTIFIED COST $116,399)                                     164,214
----------------------------------------------------------------------

                                     NUMBER OF SHARES OR
     COMMERCIAL PAPER -- 2.32%        PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
    Parker-Hannifin Corporation
      5.05% due 01/04/99                 $ 2,126,000       $ 2,125,105
                                                           -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $2,125,105)                                 2,125,105
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $80,246,533)                              $90,811,808
OTHER ASSETS LESS LIABILITIES -- 1.07%                         982,408
                                                           -----------
NET ASSETS 100%                                            $91,794,216
======================================================================

(a) Non-income producing security.
(Rts) Rights.
(Wts) Warrants.

ADR American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO

CAYWOOD-SCHOLL CAPITAL MANAGEMENT
SAN DIEGO, CALIFORNIA

Investment Management

     Caywood-Scholl manages approximately $973 million for institutional clients, and its normal investment minimum is $1 million.

Investment Objective

     The objective of the High-Yield Bond Portfolio is to seek maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service or BB or lower by Standard & Poor's.

Investment Philosophy

     Caywood-Scholl's investment philosophy of seeking relative value and avoiding risk is credit research-driven. The discipline of credit research facilitates the informed use of a variety of lower-rated securities in aggressive fixed income investing.

1998 Performance Review

     The predominant theme in 1998 was volatility. After advancing more than four percent during the first quarter, the high-yield market was derailed by both global and domestic events; including spreading "Asian contagion," a Russian default, the Long Term Capital Management bailout, deflating commodities, and the impeachment process of the U.S. President. Whereas risk had been in vogue with most investors for much of the 1990s, risk was abruptly out of fashion. As a result, the high-yield market underperformed the Treasury market.

     Despite the lackluster performance it should be noted that the high-yield market had a record year in terms of new issuance and mutual fund inflows. The market has grown to more than $550 billion. The scope of institutional investors involved in the market has increased, as has the number of market makers.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST HIGH-YIELD BOND PERFORMANCE PORTFOLIO GRAPH

                                            HIGH-YIELD BOND                              LIPPER HIGH-YIELD
                                               PORTFOLIO           LEHMAN BB INDEX*            INDEX*
11/30/94                                         10000                  10000                  10000
12/31/94                                         10111                  10079                  10025
12/31/95                                         11788                  12280                  11767
12/31/96                                         13314                  13376                  13296
12/31/97                                         15095                  15066                  15047
12/31/98                                         15638                  15839                  15035

                   Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                   * The Lehman BB Index is an unmanaged index that includes reinvested interest and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     Looking ahead to 1999, Caywood-Scholl believes that the valuation in the high-yield market is still very attractive. With most economists predicting domestic growth in the neighborhood of two percent, the portfolio manager does not expect a meaningful increase in credit risk. The domestic bank sector is healthy and should remain supportive to leveraged companies. A robust stock market is always a positive for high-yield issuers, giving them an alternative source of capital. Lastly, given the growth of the market and the general improvement of the quality of issuers, it is easy to have a positive outlook on the market.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                           HIGH-YIELD BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  CORPORATE BONDS, CONVERTIBLE
      SECURITIES, COMMON &        NUMBER OF SHARES OR
   PREFERRED STOCKS -- 87.96%      PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------
AEROSPACE -- 1.27%
  BE Aerospace Inc.
    9.50% due 11/01/08                $  250,000        $    264,375
  BE Aerospace Inc. (Series B)
    8.00% due 03/01/08                   400,000             392,000
  Coltec Industries Inc.
    7.50% due 04/15/08                   600,000             633,750
                                                        ------------
                                                           1,290,125
AUTOMOTIVE -- 0.87%
  Sonic Automotive Inc. (Series
    B) 11.00% due 08/01/08               600,000             581,250
  United Auto Group Inc. (Series
    B),
    11.00% due 07/15/07                  350,000             307,125
                                                        ------------
                                                             888,375
BANKING -- 1.88%
  Bay View Capital Corporation
    9.125% due 08/15/07                  650,000             627,250
  DVI Inc.
    9.875% due 02/01/04                  200,000             192,000
  Imperial Credit Industries
    Inc. (Series B),
    9.875% due 01/15/07                  550,000             426,250
  Western Financial Savings Bank
    Orange California,
    8.50% due 07/01/03                   750,000             664,687
                                                        ------------
                                                           1,910,187
BROADCASTING -- 5.13%
  Allbritton Communications
    Company (Series B),
    8.875% due 02/01/08                  700,000             708,750
  Chancellor Media Corporation
    9.00% due 10/01/08                   750,000             795,000
  Chancellor Media Corporation
    (Series B),
    8.125% due 12/15/07                  500,000             496,250
  Fox Family Worldwide Inc.
    9.25% due 11/01/07                   600,000             592,500
  Fox Family Worldwide Inc.
    0% due 11/01/07 (c)                  750,000             477,187
  Fox/Liberty Networks LLC
    0% due 08/15/07 (c)                1,600,000           1,080,000
  Rogers Communications Inc.
    8.875% due 07/15/07                  500,000             515,000
  Rogers Communications Inc.
    9.125% due 01/15/06                  200,000             208,000
  Sinclair Broadcast Group Inc.
    8.75% due 12/15/07                   350,000             352,625
                                                        ------------
                                                           5,225,312
BUILDING & CONSTRUCTION -- 4.47%
  American Standard Inc.
    7.375% due 02/01/08                1,600,000           1,618,000
  Building Materials Corporation
    America (Series B),
    7.75% due 07/15/05                   400,000             395,000
  Building Materials Corporation
    America (Series B),
    8.00% due 10/15/07                   400,000             383,000
  International Comfort Products
    (Series B),
    8.625% due 05/15/08                  500,000             500,000
  Nortek Inc.
    8.875% due 08/01/08                  400,000             406,000


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
  Nortek Inc. (Series B)
    9.125% due 09/01/07               $  700,000        $    719,250
  Republic Group Inc.
    9.50% due 07/15/08                   550,000             536,250
                                                        ------------
                                                           4,557,500
BUSINESS SERVICES -- 1.26%
  CEX Holdings Inc.
    9.625% due 06/01/08                  600,000             547,500
  United Rentals Inc.
    8.80% due 08/15/08                   750,000             733,125
                                                        ------------
                                                           1,280,625
CABLE -- 3.25%
  Adelphia Communications
    Corporation (Series B),
    9.25% due 10/01/02                   100,000             105,875
  Adelphia Communications
    Corporation (Series B),
    10.50% due 07/15/04                  850,000             928,625
  Century Communications
    Corporation,
    9.50% due 03/01/05                   400,000             445,000
  Century Communications
    Corporation (Series B),
    Zero Coupon due 01/15/08             850,000             432,438
  CSC Holdings Inc.
    7.875% due 12/15/07                  350,000             369,201
  Lenfest Communications Inc.
    7.625% due 02/15/08                  300,000             311,625
  Mediacom LLC/Mediacom Capital
    Corporation (Series B),
    8.50% due 04/15/08                   550,000             561,687
  TCI Satellite Entertainment
    Inc.
    0% due 02/15/07 (c)                  800,000             159,000
                                                        ------------
                                                           3,313,451
CHEMICALS -- 1.18%
  Huntsman Corporation 9.50% due
    07/01/07                             300,000             300,000
  Huntsman Polymers Corporation
    11.75% due 12/01/04                  250,000             272,500
  PCI Chemicals Canada Inc.
    9.25% due 10/15/07                   350,000             282,188
  Pioneer Americas Acquisition
    Corporation (Series B),
    9.25% due 06/15/07                   450,000             349,875
                                                        ------------
                                                           1,204,563
COMMUNICATIONS -- 6.01%
  Globalstar LP/Capital
    11.375% due 02/15/04                 950,000             710,125
  Globalstar LP/Capital
    10.75% due 11/01/04                  150,000             107,625
  Globalstar LP/Capital
    11.50% due 06/01/05               $  250,000             186,875
  Globalstar Telecommunications
    (Wts)(a)                                 450              10,150
  Iridium Capital Corporation
    (Series A)
    13.00% due 07/15/05               $  550,000             504,625
  Iridium Capital Corporation
    (Series B),
    14.00% due 07/15/05               $  800,000             763,000
  Iridium World Communications
    (Wts)(a)                                 450              56,250

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
  Level 3 Communications Inc.
    0% due 12/01/08 (c)               $  700,000        $    408,625
  Level 3 Communications Inc.
    9.125% due 05/01/08               $1,000,000             992,500
  Loral Space & Communication
    Ltd. (Wts)(a)                            600               4,994
  Loral Space & Communication
    Ltd.
    0% due 01/15/07 (c)               $1,100,000             705,375
  Qwest Communications
    International Inc.,
    7.25% due 11/01/08                   500,000             511,250
  Qwest Communications
    International Inc.,
    7.50% due 11/01/08                   750,000             782,812
  Qwest Communications
    International Inc. (Series
    B),
    0% due 02/01/08 (c)                  500,000             375,625
                                                        ------------
                                                           6,119,831
CONSUMER PRODUCTS -- 3.45%
  Boyds Collection Ltd.
    9.00% due 05/15/08                   300,000             306,375
  Chattem Inc. (Series B)
    8.875% due 04/01/08                1,000,000           1,025,000
  Corning Consumer Products
    Company (Series B),
    9.625% due 05/01/08                  500,000             358,750
  French Fragrances Inc. (Series
    B),
    10.375% due 05/15/07                 350,000             348,688
  Revlon Consumer Products
    Corporation,
    8.625% due 02/01/08                  350,000             321,125
  Samsonite Corporation
    10.75% due 06/15/08                  550,000             466,125
  Sealy Mattress Company (Series
    B),
    0% due 12/15/07 (c)                1,150,000             688,562
                                                        ------------
                                                           3,514,625
CONTAINERS/PACKAGING -- 4.84%
  Buckeye Cellulose Corporation
    8.50% due 12/15/05                   550,000             569,250
  Huntsman Packaging Corporation
    9.125% due 10/01/07                  600,000             595,500
  Owens Illinois Inc.
    7.35% due 05/15/08                 1,600,000           1,639,296
  Owens Illinois Inc.
    8.10% due 05/15/07                   550,000             589,220
  Printpack Inc. (Series B)
    9.875% due 08/15/04                  500,000             511,250
  Printpack Inc. (Series B)
    10.625% due 08/15/06                 250,000             244,375
  Stone Container Corporation
    10.75% due 10/01/02                  200,000             207,750
  United States Can Corporation
    (Series B)
    10.125% due 10/15/06                 550,000             578,188
                                                        ------------
                                                           4,934,829


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
CRUDE & PETROLEUM -- 0.96%
  Clark Refining & Marketing
    Inc.
    8.875% due 11/15/07               $  250,000        $    231,563
  Trizec Hahn Corporation
    (Series B),
    10.875% due 12/01/05                 800,000             750,000
                                                        ------------
                                                             981,563
ELECTRONICS -- 0.46%
  Axiohm Transaction Solutions
    9.75% due 10/01/07                   500,000             465,000
ENERGY -- 0.95%
  Cogentrix Energy Inc.
    8.75% due 10/15/08                   150,000             161,250
  Nuevo Energy Company (Series
    B)
    8.875% due 06/01/08                  300,000             284,250
  Ocean Energy Inc. (Series B)
    8.375% due 07/01/08                  550,000             521,125
                                                        ------------
                                                             966,625
ENTERTAINMENT & LEISURE -- 0.19%
  AMF Bowling Inc.
    Zero Coupon due 05/12/18           1,550,000             197,625
FOOD & BEVERAGES & TOBACCO -- 2.15%
  NBTY Inc. (Series B)
    8.625% due 09/15/07                  800,000             785,000
  Purina Mills Inc.
    9.00% due 03/15/10                   450,000             462,375
  RJR Nabisco Inc.
    8.75% due 07/15/07                   150,000             163,245
  Seagram Joseph E. & Sons Inc.
    6.80% due 12/15/08                   500,000             499,795
  Twin Laboratories Inc.
    10.25% due 05/15/06                  260,000             277,550
                                                        ------------
                                                           2,187,965
GAMING -- 1.96%
  Circus Circus Enterprises Inc.
    9.25% due 12/01/05                   750,000             765,937
  Empress Entertainment Inc.
    8.125% due 07/01/06                  550,000             551,375
  Mirage Resorts Inc.
    6.75% due 08/01/07                   200,000             193,308
  Trump Atlantic City Associates
    11.25% due 05/01/06                  550,000             482,625
                                                        ------------
                                                           1,993,245
HEALTH CARE -- 5.75%
  Columbia HCA Healthcare
    Corporation,
    7.00% due 07/01/07                   500,000             475,735
  Dade International Inc.
    (Series B), 11.125% due
    05/01/06                             350,000             388,062
  Fisher Scientific
    International Inc.,
    9.00% due 02/01/08                $1,200,000           1,197,000
  Fresenius Medical Care Capital
    Trust (Preferred Security)               250             263,125
  Hudson Respiratory Care Inc.
    9.125% due 04/15/08               $  350,000             286,125
  Magellan Health Services Inc.
    9.00% due 02/15/08                   400,000             357,000
  Maxxim Medical Inc.
    10.50% due 08/01/06                  650,000             698,750

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
  Pharmerica Inc.
    8.375% due 04/01/08               $  400,000        $    359,000
  PHP Healthcare Corporation
    6.50% due 12/15/02 (b)               550,000               5,500
  Quest Diagnostics Inc.
    10.75% due 12/15/06                  600,000             663,750
  Tenet Healthcare Corporation
    6.00% due 12/01/05                   700,000             633,500
  Tenet Healthcare Corporation
    8.125% due 12/01/08                  300,000             310,038
  Vencor Operating Inc.
    9.875% due 05/01/05                  250,000             216,875
                                                        ------------
                                                           5,854,460
HOTELS & RESTAURANTS -- 3.64%
  AFC Enterprises Inc.
    10.25% due 05/15/07                  550,000             573,375
  Apple South Inc.
    9.75% due 06/01/06                   150,000             142,500
  Felcor Suites LP
    7.625% due 10/01/07                  250,000             229,535
  Foodmaker Corporation (Series
    B) 9.75% due 11/01/03                250,000             262,629
  Foodmaker Inc.
    8.375% due 04/15/08                  700,000             702,625
  Hammon John Q. Hotels
    8.875% due 02/15/04                  250,000             228,125
  HMH Properties Inc. (Series A)
    7.875% due 08/01/05                1,000,000             983,750
  Perkins Family Restaurant
    (Series B), 10.125% due
    12/15/07                             550,000             586,437
                                                        ------------
                                                           3,708,976
MACHINERY -- 0.76%
  Columbus McKinnon Corporation
    8.50% due 04/01/08                   500,000             471,250
  Navistar International
    Corporation (Series B) 8.00%
    due 02/01/08                         300,000             304,875
                                                        ------------
                                                             776,125
MEDICAL SERVICES -- 0.68%
  Rural/Metro Corporation
    7.875% due 03/15/08                  750,000             688,125
METALS & MINING -- 2.00%
  AK Steel Corporation
    9.125% due 12/15/06                  450,000             469,125
  Kaiser Aluminum & Chemical
    Corporation (Series D),
    10.875% due 10/15/06                 250,000             251,875
  Metals USA Inc.
    8.625% due 02/15/08                  250,000             226,563
  Oregon Steel Mills Inc.
    11.00% due 06/15/03                  250,000             257,812
  WCI Steel Inc. (Series B)
    10.00% due 12/01/04                  700,000             696,500
  WHX Corporation
    10.50% due 04/15/05                  150,000             137,625
                                                        ------------
                                                           2,039,500
PAPER & FOREST PRODUCTS -- 0.37%
  SD Warren Company (Series B)
    12.00% due 12/15/04                  350,000             381,500


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
PHARMACEUTICALS -- 1.10%
  Biovail Corporation
    International New
    10.875% due 11/15/05              $1,100,000        $  1,116,500
PRINTING & PUBLISHING -- 0.96%
  Nebraska Book Company Inc.
    8.75% due 02/15/08                   650,000             618,313
  Von Hoffmann Press Inc.
    10.875% due 05/15/07                 350,000             359,625
                                                        ------------
                                                             977,938
REAL ESTATE -- 0.55%
  Crown Castle International
    Corporation
    0% due 11/15/07 (c)                  800,000             555,000
RETAIL -- 7.11%
  Charming Shoppes Inc.
    7.50% due 07/15/06                   350,000             319,375
  Cole National Group Inc.
    8.625% due 08/15/07                  850,000             839,375
  Jitney Jungle Stores America
    Inc.,
    10.375% due 09/15/07                 500,000             515,000
  Meyer Fred Inc.
    7.45% due 03/01/08                 1,650,000           1,782,115
  Michaels Stores Inc.
    6.75% due 01/15/03 (c)               550,000             479,875
  Nine West Group Inc.
    5.50% due 07/15/03                   150,000             117,375
  Randalls Food Markets Inc.
    (Series B), 9.375% due
    07/01/07                             800,000             858,000
  Saks Inc.
    7.50% due 12/01/10                   400,000             403,634
  Saks Inc.
    8.25% due 11/15/08                 1,800,000           1,927,026
                                                        ------------
                                                           7,241,775
TELECOMMUNICATIONS -- 15.83%
  21st Century Telecom Group
    Inc.,
    0% due 02/15/08 (c)                  850,000             357,000
  CCPR Services Inc.
    10.00% due 02/01/07                  650,000             625,625
  Comcast Cellular Holdings Inc.
    (Series B), 9.50% due
    05/01/07                           1,550,000           1,650,750
  E. Spire Communications Inc.,
    0% due 11/01/05 (c)               $  800,000             604,248
  E. Spire Communications Inc.
    (Wts)(a)                                 300               7,203
  Firstworld Communications
    Inc.,
    0% due 04/15/08 (c)               $  300,000              89,625
  Firstworld Communications Inc.
    (Wts) (a)                                300                  --
  Flag Ltd.
    8.25% due 01/30/08                $  400,000             394,000
  ICG Holdings Inc.
    0% due 05/01/06 (c)                  900,000             666,000
  ICG Services Inc.
    0% due 02/15/08 (c)                  250,000             133,438
  ICO Global Communication
    15.00% due 08/01/05                  250,000             187,500
  Intermedia Communications Inc.
    8.50% due 01/15/08                   400,000             383,000
  Intermedia Communications Inc.
    0% due 07/15/07 (c)                  250,000             174,688

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
  McLeodUSA Inc.
    0% due 03/01/07 (c)               $  650,000        $    496,437
  Metromedia Fiber Network Inc.
    10.00% due 11/15/08                  350,000             361,813
  Metronet Communications
    Corporation,
    12.00% due 08/15/07                  100,000             111,250
  Metronet Communications
    Corporation,
    0% due 11/01/07 (c)               $1,250,000             766,562
  Metronet Communications
    Corporation (Wts)(a)                     100               5,315
  Nextel Communications Inc.
    0% due 09/15/07 (c)               $1,300,000             836,875
  Nextel Communications Inc.
    0% due 10/31/07 (c)                  900,000             545,375
  Nextlink Communications Inc.
    10.75% due 11/15/08                  750,000             768,750
  Nextlink Communications Inc.
    0% due 04/15/08 (c)                1,200,000             685,500
  Orange
    8.00% due 08/01/08                $1,250,000           1,253,125
  Pagemart Nationwide Inc.                   875               8,750
  Pathnet Inc.
    12.25% due 04/15/08               $  250,000             174,375
  Pathnet Inc. (Wts.)(a)                     250                  --
  RCN Corporation
    0% due 10/15/07 (c)               $  900,000             525,375
  RCN Corporation (Series B)
    0% due 02/15/08 (c)                  700,000             377,125
  Rogers Cantel Inc.
    8.80% due 10/01/07                   850,000             855,312
  Sprint Spectrum LP
    0% due 08/15/06 (c)                2,000,000           1,817,500
  Teligent Inc. (Series B)
    0% due 03/01/08 (c)                  200,000              97,750
  Winstar Communications Inc.
    10.00% due 03/15/08                  600,000             514,500
  Winstar Equipment Corporation
    12.50% due 03/15/04                  650,000             654,875
                                                        ------------
                                                          16,129,641
TEXTILES -- 3.71%
  Phillips Van Heusen
    Corporation
    9.50% due 05/01/08                   900,000             901,125
  Pillowtex Corporation (Series
    B)
    9.00% due 12/15/07                   350,000             363,125
  Polymer Group Inc. (Series B)
    8.75% due 03/01/08                   250,000             244,375
  Polymer Group Inc. (Series B)
    9.00% due 07/01/07                   500,000             493,750
  Westpoint Stevens Inc.
    7.875% due 06/15/08                1,200,000           1,230,000
  William Carter Company (Series
    A),
    10.375% due 12/01/06                 500,000             545,625
                                                        ------------
                                                           3,778,000
TRANSPORTATION -- 0.60%
  Eletson Holdings Inc.
    9.25% due 11/15/03                   300,000             294,750
  TBS Shipping International
    Ltd.
    10.00% due 05/01/05                  550,000             317,625
                                                        ------------
                                                             612,375


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
UTILITIES -- 3.23%
  Calenergy Inc.
    7.52% due 09/15/08                $1,200,000        $  1,257,420
  Calenergy Inc.
    7.63% due 10/15/07                   100,000             106,513
  Ferrellgas Partners LP (Series
    B),
    9.375% due 06/15/06                  300,000             300,750
  Midland Funding Corporation
    (Series C-94),
    10.33% due 07/23/02                  103,826             111,484
  Niagara Mohawk Power
    Corporation (Series G),
    7.75% due 10/01/08                 1,400,000           1,515,822
                                                        ------------
                                                           3,291,989
WASTE MANAGEMENT -- 1.39%
  Allied Waste North America
    7.625% due 01/01/06                  700,000             708,750
  Allied Waste North America
    7.875% due 01/01/09                  700,000             709,625
                                                        ------------
                                                           1,418,375
                                                        ------------

TOTAL CORPORATE BONDS, CONVERTIBLE SECURITIES, COMMON & PREFERRED
STOCKS
(IDENTIFIED COST $92,476,611)                             89,601,725
--------------------------------------------------------------------
FOREIGN BONDS -- 6.02%
--------------------------------------------------------------------
APPAREL & TEXTILES -- 0.21%
  Reliance Industries Ltd.
    8.25% due 01/15/27                   250,000             209,465
BASIC INDUSTRIES -- 0.98%
  Cemex 12.75% due 07/15/06              900,000           1,003,500
BROADCASTING -- 1.14%
  Grupo Televisa
    11.875% due 05/15/06                 350,000             350,000
  Grupo Televisa (Series A)
    11.375% due 05/15/03                 300,000             297,000
  Satelites Mexicanos
    10.125% due 11/01/04                 650,000             518,375
                                                        ------------
                                                           1,165,375
CABLE -- 0.36%
  Kabelmedia Holding
    0% due 08/01/06 (c)                  450,000             369,000
CAPITAL GOODS &
  SERVICES -- 0.36%
  Cemex International Capital
    Inc.
    9.66% due 12/29/49                   400,000             365,000
CONGLOMERATES -- 0.24%
  Hutchison Whampoa Finance Ltd.
    6.95% due 08/01/07                   250,000             244,010
CONTAINERS/PACKAGING -- 0.40%
  Viacap
    11.375% due 05/15/07                 450,000             405,000
ENERGY -- 0.22%
  Petroleos Mexicanos 8.85% due
    09/15/07                             250,000             225,625

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
GOVERNMENT BOND -- 1.47%
  Republic of Argentina Global
    11.00% due 10/09/06               $  500,000        $    496,250
  Republic of Turkey
    10.00% due 09/19/07                  200,000             181,678
  Russian Federation
    10.00% due 06/26/07                  200,000              54,500
  United Mexican States
    8.625% due 03/12/08                  550,000             514,250
  United Mexican States
    9.875% due 01/15/07                  250,000             248,125
                                                        ------------
                                                           1,494,803
PAPER & FOREST PRODUCTS -- 0.35%
  Indah Kiat Finance Mauritius
    Ltd.,
    10.00% due 07/01/07                  250,000             131,562
  Indah Kiat International
    Finance Co. (Series B),
    11.875% due 06/15/02                 100,000              70,911
  Pindo Deli Finance Mauritius
    Ltd.,
    10.75% due 10/01/07                  300,000             159,750
                                                        ------------
                                                             362,223
TRANSPORTATION -- 0.29%
  TFM
    10.25% due 06/15/07                  150,000             125,625
  Transportacion Maritima
    10.00% due 11/15/06                  200,000             165,500
                                                        ------------
                                                             291,125
                                                        ------------

TOTAL FOREIGN BONDS
(IDENTIFIED COST $6,935,803)                               6,135,126
--------------------------------------------------------------------

U.S. TREASURY BONDS -- 0.28%
--------------------------------------------------------------------
  U.S. Treasury Bond
    6.375% due 08/15/27                  250,000             286,746
                                                        ------------

TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $257,857)                                   286,746
--------------------------------------------------------------------


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
U.S. TREASURY NOTES -- 1.78%
--------------------------------------------------------------------
  U.S. Treasury Note
    4.50% due 09/30/00                $  500,000        $    499,145
  U.S. Treasury Note
    4.75% due 11/15/08                   250,000             251,788
  U.S. Treasury Note
    5.50% due 02/15/08                 1,000,000           1,059,590
                                                        ------------

TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $1,743,989)                               1,810,523
--------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.15%
--------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 3.25%
    due 01/04/99
  Collateral: U.S. Treasury Note
    $2,180,000 5.50% due
    03/31/00 Value $2,229,050          2,185,000           2,185,000
                                                        ------------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $2,185,000)                               2,185,000
--------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $103,599,260)                          $100,019,120
OTHER ASSETS LESS LIABILITIES -- 1.81%                     1,845,834
                                                        ------------
NET ASSETS 100%                                         $101,864,954
====================================================================

(a) Non-income producing security.
(b) In bankruptcy. Portfolio has ceased accrual of interest.
(c) Step bond - coupon increases periodically based upon a predetermined schedule.

(Wts) Warrants.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO

OPCAP ADVISORS, INC.
NEW YORK, NEW YORK

Investment Management

     OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, became portfolio manager to the Managed Portfolio on October 1, 1994. Oppenheimer Capital manages approximately $62 billion for institutional clients, and its normal investment minimum is $20 million.

Investment Objective

     The objective of the Managed Portfolio is to seek growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the manager's assessment of relative investment values.

Investment Philosophy

     OpCap's investment process seeks to take advantage of opportunities in all market sectors by shifting the investment mix among stocks, bonds and money market instruments. The focus of the investment process is to identify quality companies that are undervalued in the market. The average annual return on equity of these companies is in excess of the average return on equity of the companies in the S&P 500 Index, while the average price-to-earnings ratio of these companies is significantly below the price-to-earnings ratio for those companies. This combination of high returns on equity and low security valuations helps preserve capital in down markets and provides opportunity for investment profit over time.

1998 Performance Review

     1998 was not an especially good year for the portfolio. It trailed the S&P 500 Index because of two main factors: the minimal holdings of technology issues, many of which had large gains in 1998, and the poor performance of certain of the portfolio's investments, including Citigroup, Inc., and Boeing Co. Other major holdings of the portfolio, including its three largest holdings -- McDonald's Corp., Time Warner Inc. and Federal Home Loan Mortgage Corp. (Freddie Mac) -- rose strongly.

     While the portfolio's 1998 results did not live up to expectations, OpCap remains dedicated to the continued delivery of excellent results over time. OpCap focuses on individual companies and tries to understand where their businesses are going over the next several years, not on where the stock market is heading in the next six months. Simply stated, OpCap wants to invest in superior businesses that are underpriced in the stock market. A superior business is one that is extremely well-managed, earns high returns on capital, has a dominant competitive position to protect those returns and uses the free cash flow resulting from those returns to create shareholder value, such as through astute acquisitions or share repurchases.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST MANAGED PORTFOLIO PERFORMANCE GRAPH

                                           MANAGED PORTFOLIO        S&P 500 INDEX*      LIPPER FLEXIBLE INDEX
12/31/88                                         10000                  10000                   10000
12/31/89                                         13253                  13169                   11724
12/31/90                                         12774                  12759                   11834
12/31/91                                         18648                  16647                   15023
12/31/92                                         22125                  17916                   15874
12/31/93                                         24423                  19722                   17895
12/31/94                                         25050                  19982                   17416
12/31/95                                         36797                  27491                   21526
12/31/96                                         45434                  33803                   24561
12/31/97                                         56565                  45080                   29042
12/31/98                                         61059                  57959                   33839

                 Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                * The S&P 500 Index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes any transactions or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     OpCap expects U.S. and international economic growth to slow in 1999, and the portfolio is positioned to perform well in this environment. The portfolio owns very few cyclical stocks that would be hurt by economic weakness. New investments in the fourth quarter were AlliedSignal Inc., a diversified technology and manufacturing company; News Corporation Ltd., a global media and communications company; and US West Inc., which provides telecommunications services in the western and midwestern United States. OpCap believes each should deliver strong business results in 1999.

     US West Inc. exemplifies the portfolio manager's philosophy of owning quality companies with excellent prospects. It has been investing in new technologies and businesses, and those investments should begin to pay off with higher earnings. This includes the company's new wired-wireless service, the first of its kind in the United States. The service allows customers to have a single number for their wired and wireless phones.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                  NUMBER OF SHARES OR
    COMMON STOCKS -- 82.76%        PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------
AEROSPACE -- 3.30%
  AlliedSignal Inc.                       314,200       $   13,922,988
  Boeing Company                        2,341,700           76,397,962
                                                        --------------
                                                            90,320,950
BANKING -- 9.13%
  BankBoston Corporation                1,800,000           70,087,500
  M & T Bank Corporation                  116,000           60,196,750
  Wells Fargo & Company                 3,000,000          119,812,500
                                                        --------------
                                                           250,096,750
BROADCASTING -- 8.18%
  News Corporation Ltd. (ADR)           2,400,000           59,250,000
  Time Warner Inc.                      2,654,800          164,763,525
                                                        --------------
                                                           224,013,525
CHEMICALS -- 7.15%
  Dow Chemical Company                    500,000           45,468,750
  Du Pont (E. I.) De Nemours &
    Company                             1,900,000          100,818,750
  Hercules Inc.                           350,000            9,581,250
  Monsanto Company                        840,900           39,942,750
                                                        --------------
                                                           195,811,500
COMPUTER SOFTWARE -- 1.40%
  Computer Associates
    International Inc.                    900,000           38,362,500
CONGLOMERATES -- 4.90%
  Minnesota Mining &
    Manufacturing Company               1,050,000           74,681,250
  Tenneco Inc.                            636,500           21,680,781
  Textron Inc.                            500,000           37,968,750
                                                        --------------
                                                           134,330,781
CONSUMER PRODUCTS -- 1.50%
  Mattel Inc.                           1,800,000           41,062,500
DRUGS & MEDICAL
  PRODUCTS -- 0.59%
  Becton, Dickinson & Company             375,000           16,007,813
ELECTRICAL EQUIPMENT -- 0.07%
  Varian Associates Inc.                   50,000            1,893,750
FOOD & BEVERAGES & TOBACCO -- 7.09%
  Diageo (ADR)                          2,351,000          108,733,750
  Philip Morris Companies Inc.          1,600,000           85,600,000
                                                        --------------
                                                           194,333,750
HOTELS & RESTAURANTS -- 6.19%
  McDonald's Corporation                2,213,600          169,617,100
INSURANCE -- 6.23%
  ACE Ltd.                              1,800,000           61,987,500
  EXEL Ltd. (Class A)                   1,450,000          108,750,000
                                                        --------------
                                                           170,737,500
MACHINERY -- 1.97%
  Caterpillar Inc.                      1,173,000           53,958,000
MANUFACTURING -- 2.99%
  Avery Dennison Corporation               50,000            2,253,125
  ITT Industries Inc.                   2,000,000           79,500,000
                                                        --------------
                                                            81,753,125
MISC. FINANCIAL
  SERVICES -- 10.16%
  Citigroup Inc.                        2,562,500          126,843,750
  Freddie Mac                           2,352,000          151,557,000
                                                        --------------
                                                           278,400,750
PAPER & FOREST PRODUCTS -- 1.92%
  Champion International
    Corporation                         1,300,000           52,650,000

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
PRINTING & PUBLISHING -- 2.32%
  Donnelley R.R. & Sons Company         1,400,000       $   61,337,500
  Reed International (ADR)                 66,600            2,097,900
                                                        --------------
                                                            63,435,400
REAL ESTATE -- 0.80%
  Security Capital Group Inc.
    (Class A)(a)                           33,156           21,882,718
TELECOMMUNICATIONS -- 5.02%
  Sprint Corporation                      875,000           73,609,375
  Tele-Communications TCI
    Ventures Group A(a)                   178,300            4,201,194
  U S West Inc.                           924,400           59,739,350
                                                        --------------
                                                           137,549,919
TRANSPORTATION -- 1.85%
  UAL Corporation(a)                      850,000           50,734,375
                                                        --------------

TOTAL COMMON STOCKS
(IDENTIFIED COST $1,712,616,441)                         2,266,952,706
----------------------------------------------------------------------

U.S. TREASURY BONDS -- 2.29%
----------------------------------------------------------------------
  U.S. Treasury Bond 5.50% due
    08/15/28                          $50,000,000           52,375,000
  U.S. Treasury Bond 6.25% due
    08/15/23                            9,300,000           10,403,910
                                                        --------------
TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $62,079,732 )                              62,778,910
----------------------------------------------------------------------
U.S. TREASURY NOTES -- 2.10%
----------------------------------------------------------------------
  U.S. Treasury Note 5.625% due
    05/15/08                           50,000,000           53,357,500
  U.S. Treasury Note 7.875% due
    08/15/01                            3,952,500            4,264,590
                                                        --------------

TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $57,390,758 )                              57,622,090
----------------------------------------------------------------------
COMMERCIAL PAPER -- 11.29%
----------------------------------------------------------------------
  American Express Credit
    Corporation, 4.90% due
    02/01/99                           50,000,000           49,789,028
  Chevron Oil Finance Company
    5.30% due 01/11/99                 25,000,000           24,963,195
  Deere (John) Capital
    Corporation 5.28% due
    01/06/99                           50,000,000           49,963,333
  Ford Motor Credit Company
    5.17% due 01/11/99                 50,000,000           49,928,194
  General Electric Capital
    Corporation, 5.31% due
    01/20/99                           30,000,000           29,915,925
  Household Finance Corporation
    5.25% due 01/25/99                 50,000,000           49,825,000
  IBM Credit Corporation 5.17%
    due 01/19/99                       25,000,000           24,935,375
  Norwest Corporation
    5.46% due 01/20/99                 30,000,000           29,913,550
                                                        --------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $309,233,600)                             309,233,600
----------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                        MANAGED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
Repurchase Agreement -- 1.54%
----------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 4.25%
    due 01/04/99 Collateral:
    U.S. Treasury Note
    $41,745,000 5.38% due
    01/31/00 Value $42,945,169        $42,100,000       $   42,100,000
                                                        --------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $42,100,000)                               42,100,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $2,183,420,531)                        $2,738,687,306
OTHER ASSETS LESS LIABILITIES -- 0.02%                         617,602
                                                        --------------
NET ASSETS 100%                                         $2,739,304,908
======================================================================

(a) Non-income producing security.
(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                                 GROWTH AND
                                                                GROWTH             INCOME               EQUITY
                                                              PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                              ----------       ---------------       ------------
                          ASSETS:
Investments, at value.......................................  $1,428,708          $350,543           $621,435,949
Foreign currency at value (cost -- $1,066,771)..............          --                --                     --
Receivable for investments sold.............................          --                --              2,690,127
Receivable for fund shares sold.............................     181,185            30,227              1,274,663
Dividends receivable........................................         443               154                549,261
Interest receivable.........................................          --                --                  2,535
Due from investment adviser.................................      15,176            15,350                     --
Forward currency contracts receivable, (net)................          --                --                     --
Cash and other assets.......................................     779,759           196,943                 10,646
                                                              ----------          --------           ------------
          Total assets......................................   2,405,271           593,217            625,963,181
                                                              ----------          --------           ------------
                        LIABILITIES:
Payable for investments purchased...........................     450,241            44,443              3,940,809
Payable for fund shares redeemed............................          11                --                150,725
Investment advisory fees payable............................         471               193                399,598
Accrued expenses and other liabilities......................      11,093            11,093                134,393
                                                              ----------          --------           ------------
          Total liabilities.................................     461,816            55,729              4,625,525
                                                              ----------          --------           ------------
               NET ASSETS...................................  $1,943,455          $537,488           $621,337,656
                                                              ==========          ========           ============
NET ASSETS:
Paid-in capital.............................................  $1,895,379          $525,897           $436,161,098
Accumulated undistributed net investment income (loss)......          --                --              8,195,597
Accumulated undistributed net realized gain (loss) on
  investments and futures...................................         (98)              222             43,605,919
Net unrealized appreciation (depreciation) on investments
  and translation of foreign currency denominated amounts...      48,174            11,369            133,375,042
                                                              ----------          --------           ------------
               NET ASSETS...................................  $1,943,455          $537,488           $621,337,656
                                                              ==========          ========           ============
Fund shares outstanding.....................................     369,068           105,213             16,876,144
                                                              ----------          --------           ------------
Net asset value per share...................................       $5.27             $5.11                 $36.82
                                                              ==========          ========           ============
INVESTMENTS AT COST.........................................  $1,380,534          $339,174           $488,060,907

                See accompanying notes to financial statements.

                      CAPITAL      SMALL COMPANY   SMALL COMPANY   INTERNATIONAL    HIGH-YIELD
    EQUITY INCOME   APPRECIATION      GROWTH           VALUE          GROWTH           BOND          MANAGED
      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
    -------------   ------------   -------------   -------------   -------------   ------------   --------------
      $370,256        $309,478       $371,183      $407,328,459     $90,811,808    $100,019,120   $2,738,687,306
            --              --             --                --       1,073,739              --               --
            --              --          4,281                --          20,512              --        2,237,452
        38,390          16,975         24,712           634,652          69,673          53,170        1,949,191
           204              85             35           193,732         180,921              --        2,027,500
            --              --             --               688              --       2,004,943        1,745,968
        15,357          15,293         15,324                --              --              --               --
            --              --             --                --          24,013              --               --
       192,435         223,161        101,539             6,527           7,638           5,483           38,989
      --------        --------       --------      ------------     -----------    ------------   --------------
       616,642         564,992        517,074       408,164,058      92,188,304     102,082,716    2,746,686,406
      --------        --------       --------      ------------     -----------    ------------   --------------
       140,419          42,455         36,832           809,102          73,244              --        4,029,575
            --               4              7           164,660         161,423         129,076        1,121,955
           176             184            258           261,720          63,858          51,171        1,648,533
        11,093          11,093         11,093           127,457          95,563          37,515          581,435
      --------        --------       --------      ------------     -----------    ------------   --------------
       151,688          53,736         48,190         1,362,939         394,088         217,762        7,381,498
      --------        --------       --------      ------------     -----------    ------------   --------------
      $464,954        $511,256       $468,884      $406,801,119     $91,794,216    $101,864,954   $2,739,304,908
      ========        ========       ========      ============     ===========    ============   ==============
      $458,455        $473,316       $436,486      $309,669,798     $79,987,666    $104,373,784   $1,750,711,005
           127              --             --         2,269,065         893,147              --       46,304,556
            --            (228)          (853)       26,447,462         311,385       1,071,310      387,022,572
         6,372          38,168         33,251        68,414,794      10,602,018      (3,580,140)     555,266,775
      --------        --------       --------      ------------     -----------    ------------   --------------
      $464,954        $511,256       $468,884      $406,801,119     $91,794,216    $101,864,954   $2,739,304,908
      ========        ========       ========      ============     ===========    ============   ==============
        91,297          91,747         85,863        14,868,174      13,620,192      18,966,191       67,529,015
      --------        --------       --------      ------------     -----------    ------------   --------------
         $5.09           $5.57          $5.46            $27.36           $6.74           $5.37           $40.56
      ========        ========       =========     ============     ===========    ============   ==============
      $363,884        $271,310       $337,932      $338,913,665     $80,246,533    $103,599,260   $2,183,420,531

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                  GROWTH
                                                               GROWTH           AND INCOME           EQUITY
                                                              PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                              ---------         ----------         -----------
                                                               12/1/98-          12/1/98-
                                                               12/31/98          12/31/98
INVESTMENT INCOME:
     Dividends..............................................  $    453           $    154          $ 8,187,846*
     Interest...............................................       110                 --            4,792,576
                                                              --------           --------          -----------
          Total income......................................       563                154           12,980,422
                                                              --------           --------          -----------
EXPENSES:
     Investment advisory fees...............................       471                193            4,523,391
     Custodian and fund accounting fees.....................     3,000              3,000               94,088
     Reports and notices to shareholders....................       100                100              102,352
     Trustees' fees and expenses............................     1,500              1,500               19,547
     Audit and legal fees...................................    10,727             10,727               23,630
     Miscellaneous..........................................       100                100               21,720
                                                              --------           --------          -----------
          Total expenses....................................    15,898             15,620            4,784,728
       Less: Expense reimbursement..........................   (15,176)           (15,350)                  --
                                                              --------           --------          -----------
       Total expenses, net of expense reimbursement.........       722                270            4,784,728
                                                              --------           --------          -----------
            NET INVESTMENT INCOME (LOSS)....................      (159)              (116)           8,195,694
                                                              --------           --------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET:
     Net realized gain (loss) on investments................       (98)               338           43,607,008
     Net realized gain (loss) on foreign currency
      transactions..........................................        --                 --                   --
                                                              --------           --------          -----------
     Net realized gain (loss) on investments................       (98)               338           43,607,008
     Net change in unrealized gain (loss) on investments and
      translation of foreign currencies denominated
      amounts...............................................    48,174             11,369           (4,143,581)
                                                              --------           --------          -----------
          Net realized and unrealized gain (loss) on
             investments....................................    48,076             11,707           39,463,427
                                                              --------           --------          -----------
          NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS.....................................  $ 47,917           $ 11,591          $47,659,121
                                                              ========           ========          ===========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

* Net of foreign taxes withheld of $45,718, $232,521 and $58,025, respectively.

     EQUITY       CAPITAL      SMALL COMPANY   SMALL COMPANY   INTERNATIONAL   HIGH-YIELD
     INCOME     APPRECIATION      GROWTH           VALUE          GROWTH          BOND          MANAGED
    PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
    ---------   ------------   -------------   -------------   -------------   -----------   -------------
     12/1/98-      12/1/98-         12/1/98-
     12/31/98      12/31/98         12/31/98
    $    373    $        85      $     35       $ 4,494,858     $ 1,757,194*   $    22,500   $  46,489,051*
          --             --            --         1,199,190         184,133      7,715,490      21,036,122
    --------    -----------      --------       -----------     -----------    -----------   -------------
         373             85            35         5,694,048       1,941,327      7,737,990      67,525,173
    --------    -----------      --------       -----------     -----------    -----------   -------------
         176            184           259         3,204,761         730,659        520,951      20,174,424
       3,000          3,000         3,000            94,321         272,773         58,521         372,890
         100            100           100            75,568          13,138         16,884         428,526
       1,500          1,500         1,500            17,073          13,766         13,458          51,737
      10,727         10,727        10,727            18,736          11,540         11,502          77,660
         100            100           100            14,463           3,545          2,814         115,349
    --------    -----------      --------       -----------     -----------    -----------   -------------
      15,603         15,611        15,686         3,424,922       1,045,421        624,130      21,220,586
     (15,357)       (15,292)      (15,324)               --              --             --              --
    --------    -----------      --------       -----------     -----------    -----------   -------------
         246            319           362         3,424,922       1,045,421        624,130      21,220,586
    --------    -----------      --------       -----------     -----------    -----------   -------------
         127           (234)         (327)        2,269,126         895,906      7,113,860      46,304,587
    --------    -----------      --------       -----------     -----------    -----------   -------------
          --           (227)         (853)       25,594,861       4,537,009      1,083,292     393,346,265
          --             --            --                --      (3,674,765)            --              --
    --------    -----------      --------       -----------     -----------    -----------   -------------
          --           (227)         (853)       25,594,861         862,244      1,083,292     393,346,265
       6,372         38,168        33,251         1,607,587       8,976,597     (5,550,240)   (253,453,784)
    --------    -----------      --------       -----------     -----------    -----------   -------------
       6,372         37,941        32,398        27,202,448       9,838,841     (4,466,948)    139,892,481
    --------    -----------      --------       -----------     -----------    -----------   -------------
    $  6,499    $    37,707      $ 32,071       $29,471,574     $10,734,747    $ 2,646,912   $ 186,197,068
    ========    ===========      ========       ===========     ===========    ===========   =============

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

                               DECEMBER 31, 1998

                                                                  GROWTH AND
                                          GROWTH PORTFOLIO     INCOME PORTFOLIO
                                          -----------------    -----------------
                                           FOR THE PERIOD       FOR THE PERIOD                 EQUITY PORTFOLIO
                                          DECEMBER 1, 1998     DECEMBER 1, 1998     --------------------------------------
                                               THROUGH              THROUGH            YEAR ENDED           YEAR ENDED
                                          DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1997
                                          -----------------    -----------------    -----------------    -----------------
OPERATIONS:
  Net investment income (loss)..........     $     (159)           $   (116)          $   8,195,694        $  5,906,243
  Net realized gain (loss) on
     investments........................            (98)                338              43,607,008          21,596,989
  Net realized loss on futures..........             --                  --                      --                  --
  Net change in unrealized gain (loss)
     on investments.....................         48,174              11,369              (4,143,581)         66,581,351
                                             ----------            --------           -------------        ------------
     Net increase in net assets
       resulting from operations........         47,917              11,591              47,659,121          94,084,583
                                             ----------            --------           -------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment income.................             --                  --              (5,906,264)         (4,530,879)
  Net realized gains....................             --                  --             (21,596,997)        (12,619,248)
                                             ----------            --------           -------------        ------------
       Total dividends and distributions
          to shareholders...............             --                  --             (27,503,261)        (17,150,127)
                                             ----------            --------           -------------        ------------
FUND SHARE TRANSACTIONS:
  Net proceeds from sales...............      1,906,210             525,993             259,368,662         194,805,120
  Reinvestment of dividends and
     distributions......................             --                  --              27,503,261          17,150,127
  Cost of shares redeemed...............        (10,672)                (96)           (203,493,446)        (85,993,316)
                                             ----------            --------           -------------        ------------
     Net increase in net assets from
       fund share transactions..........      1,895,538             525,897              83,378,477         125,961,931
                                             ----------            --------           -------------        ------------
       Total increase in net assets.....      1,943,455             537,488             103,534,337         202,896,387
NET ASSETS:
  Beginning of year.....................             --                  --             517,803,319         314,906,932
                                             ----------            --------           -------------        ------------
  End of year...........................     $1,943,455            $537,488           $ 621,337,656        $517,803,319
                                             ==========            ========           =============        ============
SHARES ISSUED AND REDEEMED:
  Issued................................        371,167             105,232               7,038,795           6,024,088
  Issued in reinvestment of dividends
     and distributions..................             --                  --                 749,816             488,747
  Redeemed..............................         (2,099)                (19)             (5,670,766)         (2,666,560)
                                             ----------            --------           -------------        ------------
     Net increase.......................        369,068             105,213               2,117,845           3,846,275
                                             ==========            ========           =============        ============

                See accompanying notes to financial statements.

      EQUITY INCOME      CAPITAL APPRECIATION      SMALL COMPANY
        PORTFOLIO             PORTFOLIO          GROWTH PORTFOLIO
    -----------------    --------------------    -----------------
     FOR THE PERIOD         FOR THE PERIOD        FOR THE PERIOD          SMALL COMPANY VALUE PORTFOLIO
    DECEMBER 1, 1998       DECEMBER 1, 1998      DECEMBER 1, 1998     --------------------------------------
         THROUGH               THROUGH                THROUGH            YEAR ENDED           YEAR ENDED
    DECEMBER 31, 1998     DECEMBER 31, 1998      DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1997
    -----------------    --------------------    -----------------    -----------------    -----------------
        $    127               $   (234)             $   (327)          $   2,269,126        $    564,870
              --                   (227)                 (853)             25,594,861          25,509,856
              --                     --                    --                      --                  --
           6,372                 38,168                33,251               1,607,587          68,857,605
        --------               --------              --------           -------------        ------------
           6,499                 37,707                32,071              29,471,574          94,932,331
        --------               --------              --------           -------------        ------------
              --                     --                    --              (1,050,835)         (1,934,367)
              --                     --                    --             (24,299,778)        (29,120,607)
        --------               --------              --------           -------------        ------------
              --                     --                    --             (25,350,613)        (31,054,974)
        --------               --------              --------           -------------        ------------
         458,517                473,649               436,953             176,919,909         125,153,914
              --                     --                    --              25,350,613          31,054,974
             (62)                  (100)                 (140)           (164,856,185)        (47,524,243)
        --------               --------              --------           -------------        ------------
         458,455                473,549               436,813              37,414,337         108,684,645
        --------               --------              --------           -------------        ------------
         464,954                511,256               468,884              41,535,298         172,562,002
              --                     --                    --             365,265,821         192,703,819
        --------               --------              --------           -------------        ------------
        $464,954               $511,256              $468,884           $ 406,801,119        $365,265,821
        ========               ========              ========           =============        ============
          91,309                 91,765                85,890               6,367,246           4,898,620
              --                     --                    --                 967,950           1,163,108
             (12)                   (18)                  (27)             (6,146,963)         (1,911,458)
        --------               --------              --------           -------------        ------------
          91,297                 91,747                85,863               1,188,233           4,150,270
        ========               ========              ========           =============        ============

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

                           INTERNATIONAL GROWTH PORTFOLIO     HIGH-YIELD BOND PORTFOLIO           MANAGED PORTFOLIO
                           -------------------------------   ---------------------------   -------------------------------
                             YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                            DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                1998             1997            1998           1997            1998             1997
                           --------------   --------------   ------------   ------------   --------------   --------------
OPERATIONS:
  Net investment income
     (loss)..............   $    895,906     $    952,492    $  7,113,860   $  4,219,431   $   46,304,587   $   26,677,682
  Net realized gain
     (loss) on
     investments.........        862,244        3,093,961       1,083,292      1,426,942      393,346,265      183,271,808
  Net realized loss on
     futures.............             --               --              --        (40,672)              --               --
  Net change in
     unrealized gain
     (loss) on
     investments.........      8,976,597       (1,712,233)     (5,550,240)       876,263     (253,453,784)     286,998,102
                            ------------     ------------    ------------   ------------   --------------   --------------
     Net increase in net
       assets resulting
       from operations...     10,734,747        2,334,220       2,646,912      6,481,964      186,197,068      496,947,592
                            ------------     ------------    ------------   ------------   --------------   --------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment
     income..............       (956,997)        (469,566)     (7,113,860)    (4,578,453)     (26,677,507)     (34,358,125)
  Net realized gains.....     (3,458,658)      (1,839,878)     (1,380,937)            --     (189,572,424)     (86,729,089)
                            ------------     ------------    ------------   ------------   --------------   --------------
       Total dividends
          and
          distributions
          to
          shareholders...     (4,415,655)      (2,309,444)     (8,494,797)    (4,578,453)    (216,249,931)    (121,087,214)
                            ------------     ------------    ------------   ------------   --------------   --------------
FUND SHARE TRANSACTIONS:
  Net proceeds from
     sales...............     33,682,098       44,114,615      53,781,245     37,450,856      828,656,136      764,890,598
  Reinvestment of
     dividends and
     distributions.......      4,415,655        2,309,444       8,494,797      4,578,453      216,249,931      121,087,214
  Cost of shares
     redeemed............    (30,770,132)     (21,069,633)    (22,927,376)    (9,979,756)    (948,480,342)    (524,249,625)
                            ------------     ------------    ------------   ------------   --------------   --------------
  Net increase in net
     assets from fund
     share
     transactions........      7,327,621       25,354,426      39,348,666     32,049,553       96,425,725      361,728,187
                            ------------     ------------    ------------   ------------   --------------   --------------
       Total increase in
          net assets.....     13,646,713       25,379,202      33,500,781     33,953,064       66,372,862      737,588,565
NET ASSETS:
  Beginning of year......     78,147,503       52,768,301      68,364,173     34,411,109    2,672,932,046    1,935,343,481
                            ------------     ------------    ------------   ------------   --------------   --------------
  End of year............   $ 91,794,216     $ 78,147,503    $101,864,954   $ 68,364,173   $2,739,304,908   $2,672,932,046
                            ============     ============    ============   ============   ==============   ==============
SHARES ISSUED AND
  REDEEMED:
  Issued.................      5,053,178        6,817,722       9,618,868      6,681,479       19,612,770       20,029,862
  Issued in reinvestment
     of dividends and
     distributions.......        680,379          373,696       1,543,662        813,628        5,331,607        2,969,279
  Redeemed...............     (4,760,079)      (3,259,958)     (4,163,250)    (1,778,183)     (22,958,015)     (13,856,866)
                            ------------     ------------    ------------   ------------   --------------   --------------
     Net increase........        973,478        3,931,460       6,999,280      5,716,924        1,986,362        9,142,275
                            ============     ============    ============   ============   ==============   ==============

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          GROWTH AND
                                                                GROWTH PORTFOLIO       INCOME PORTFOLIO
                                                                -----------------      -----------------
                                                                 FOR THE PERIOD         FOR THE PERIOD
                                                                12/01/98 THROUGH       12/01/98 THROUGH
                                                                    12/31/98               12/31/98
                                                                -----------------      -----------------
Net asset value, beginning of year..........................         $  5.00                $  5.00
                                                                     -------                -------
Income from investment operations:
  Net investment income (loss)..............................              --                     --
  Net realized and unrealized gain (loss) on investments....            0.27                   0.11
                                                                     -------                -------
          Total from investment operations..................            0.27                   0.11
                                                                     -------                -------
Less dividends and distributions:
  Dividends to shareholders from net investment income......              --                     --
  Distribution to shareholders from net capital gains.......              --                     --
                                                                     -------                -------
          Total dividends and distributions.................              --                     --
                                                                     -------                -------
Net asset value, end of year................................         $  5.27                $  5.11
                                                                     =======                =======
          Total return......................................            5.40%(B)               2.20%(B)
                                                                     -------                -------
Net assets, end of year (000)...............................         $ 1,943                $   537
                                                                     -------                -------
Ratio of net operating expenses to average net assets.......            1.15%(A)               1.05%(A)
                                                                     -------                -------
Ratio of net operating expenses (excluding waivers) to
  average net assets........................................           25.33%(A)              60.68%(A)
                                                                     -------                -------
Ratio of net investment income (loss) to average net
  assets....................................................           (0.25)%(A)             (0.45)%(A)
                                                                     -------                -------
Ratio of net investment income (loss) (excluding waivers) to
  average net assets........................................          (24.43)%(A)            (60.08)%(A)
                                                                     -------                -------
Portfolio turnover..........................................               1%                     9%
                                                                     -------                -------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(A) Annualized.
(B) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                             --------   --------   --------   --------   --------
Net asset value, beginning of year.........................  $  35.09   $  28.86   $  23.35   $  18.14   $  17.95
                                                             --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income (loss).............................      0.46       0.30       0.37       0.33       0.28
  Net realized and unrealized gain (loss) on investments...      3.00       7.13       5.52       6.38       0.41
                                                             --------   --------   --------   --------   --------
          Total from investment operations.................      3.46       7.43       5.89       6.71       0.69
                                                             --------   --------   --------   --------   --------
Less dividends and distributions:
  Dividends to shareholders from net investment income.....     (0.37)     (0.32)     (0.09)     (0.49)     (0.18)
  Distribution to shareholders from net capital gains......     (1.36)     (0.88)     (0.29)     (1.01)     (0.32)
                                                             --------   --------   --------   --------   --------
          Total dividends and distributions................     (1.73)     (1.20)     (0.38)     (1.50)     (0.50)
                                                             --------   --------   --------   --------   --------
Net asset value, end of year...............................  $  36.82   $  35.09   $  28.86   $  23.35   $  18.14
                                                             ========   ========   ========   ========   ========
          Total return.....................................      9.90%     25.76%     25.22%     38.44%      3.87%
                                                             --------   --------   --------   --------   --------
Net assets, end of year (000)..............................  $621,338   $517,803   $314,907   $167,963   $ 88,583
                                                             --------   --------   --------   --------   --------
Ratio of net operating expenses to average net assets......      0.83%      0.84%      0.81%      0.69%      0.67%
                                                             --------   --------   --------   --------   --------
Ratio of net operating expenses (excluding waivers) to
  average net assets.......................................      0.83%      0.84%      0.81%      0.72%      0.69%
                                                             --------   --------   --------   --------   --------
Ratio of net investment income (loss) to average net
  assets...................................................      1.42%      1.42%      1.94%      1.94%      1.81%
                                                             --------   --------   --------   --------   --------
Ratio of net investment income (loss) (excluding waivers)
  to average net assets....................................      1.42%      1.42%      1.94%      1.91%      1.79%
                                                             --------   --------   --------   --------   --------
Portfolio turnover.........................................        30%        17%        30%        29%        38%
                                                             --------   --------   --------   --------   --------

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CAPITAL            SMALL COMPANY
                                                           EQUITY INCOME          APPRECIATION        GROWTH PORTFOLIO
                                                          ----------------      ----------------      ----------------
                                                           FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                                          12/01/98 THROUGH      12/01/98 THROUGH      12/01/98 THROUGH
                                                              12/31/98              12/31/98              12/31/98
                                                          ----------------      ----------------      ----------------
Net asset value, beginning of year..................          $  5.00               $  5.00               $  5.00
Income from investment operations:
  Net investment income (loss)......................               --                    --                    --
  Net realized and unrealized gain (loss) on
     investments....................................             0.09                  0.57                  0.46
                                                              -------               -------               -------
          Total from investment operations..........             0.09                  0.57                  0.46
                                                              -------               -------               -------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income.........................................               --                    --                    --
  Distribution to shareholders from net capital
     gains..........................................               --                    --                    --
                                                              -------               -------               -------
          Total dividends and distributions.........               --                    --                    --
                                                              -------               -------               -------
Net asset value, end of year........................          $  5.09               $  5.57               $  5.46
                                                              =======               =======               =======
          Total return..............................             1.80%(B)             11.40%(B)              9.20%(B)
                                                              -------               -------               -------
Net assets, end of year (000).......................          $   465               $   511               $   469
                                                              -------               -------               -------
Ratio of net operating expenses to average net
  assets............................................             1.05%(A)              1.30%(A)              1.40%(A)
                                                              -------               -------               -------
Ratio of net operating expenses (excluding waivers)
  to average net assets.............................            66.67%(A)             63.71%(A)             60.67%(A)
                                                              -------               -------               -------
Ratio of net investment income (loss) to average net
  assets............................................             0.54%(A)             (0.95)%(A)            (1.26)%(A)
                                                              -------               -------               -------
Ratio of net investment income (loss) (excluding
  waivers) to average net assets....................           (65.07)%(A)           (63.36)%(A)           (60.54)%(A)
                                                              -------               -------               -------
Portfolio turnover..................................                0%                    1%                    4%
                                                              -------               -------               -------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(A) Annualized.
(B) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
                                                           1998          1997          1996          1995          1994
                                                         --------      --------      --------      --------      --------
Net asset value, beginning of year.....................  $  26.70      $  20.22      $  18.48      $  17.56      $  18.62
                                                         --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income (loss)(C)......................      0.16          0.05          0.25          0.32          0.19
  Net realized and unrealized gain (loss) on
     investments.......................................      2.33          8.91          1.82          1.75         (0.16)
                                                         --------      --------      --------      --------      --------
          Total from investment operations.............      2.49          8.96          2.07          2.07          0.03
                                                         --------      --------      --------      --------      --------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income............................................     (0.08)        (0.15)        (0.12)        (0.40)        (0.10)
  Distribution to shareholders from net capital
     gains.............................................     (1.75)        (2.33)        (0.21)        (0.75)        (0.99)
                                                         --------      --------      --------      --------      --------
          Total dividends and distributions............     (1.83)        (2.48)        (0.33)        (1.15)        (1.09)
                                                         --------      --------      --------      --------      --------
Net asset value, end of year...........................  $  27.36      $  26.70      $  20.22      $  18.48      $  17.56
                                                         ========      ========      ========      ========      ========
          Total return.................................      9.61%        44.32%        11.21%        12.28%         0.02%
                                                         --------      --------      --------      --------      --------
Net assets, end of year (000)..........................  $406,801      $365,266      $192,704      $166,061      $144,880
                                                         --------      --------      --------      --------      --------
Ratio of net operating expenses to average net
  assets...............................................      0.85%         0.86%         0.84%         0.69%         0.66%
                                                         --------      --------      --------      --------      --------
Ratio of net operating expenses (excluding waivers) to
  average net assets...................................      0.85%         0.86%         0.84%         0.72%         0.67%
                                                         --------      --------      --------      --------      --------
Ratio of net investment income (loss) to average net
  assets...............................................      0.56%         0.21%         1.35%         1.86%         1.30%
                                                         --------      --------      --------      --------      --------
Ratio of net investment income (loss) (excluding
  waivers) to average net assets.......................      0.56%         0.21%         1.35%         1.83%         1.29%
                                                         --------      --------      --------      --------      --------
Portfolio turnover.....................................        37%           58%          137%           70%           58%
                                                         --------      --------      --------      --------      --------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(C) For 1997, this calculation was based on average monthly shares outstanding.

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEARS ENDED DECEMBER 31,                   PERIOD OF
                                              -------------------------------------------     NOVEMBER 18, 1994-
                                               1998        1997        1996        1995       DECEMBER 31, 1994
                                              -------     -------     -------     -------     ------------------
Net asset value, beginning of year..........  $  6.18     $  6.05     $  5.39     $  4.96           $ 5.00
                                              -------     -------     -------     -------           ------
Income from investment operations:
     Net investment income (loss)...........     0.06        0.06        0.05        0.04               --
     Net realized and unrealized gain (loss)
       on investments.......................     0.84        0.26        0.63        0.67            (0.04)
                                              -------     -------     -------     -------           ------
          Total from investment
            operations......................     0.90        0.32        0.68        0.71            (0.04)
                                              -------     -------     -------     -------           ------
Less dividends and distributions:
     Dividends to shareholders from net
       investment income....................    (0.07)      (0.04)         --       (0.04)              --
     Distribution to shareholders from net
       capital gains........................    (0.27)      (0.15)      (0.02)      (0.24)              --
                                              -------     -------     -------     -------           ------
          Total dividends and
            distributions...................    (0.34)      (0.19)      (0.02)      (0.28)              --
                                              -------     -------     -------     -------           ------
Net asset value, end of year................  $  6.74     $  6.18     $  6.05     $  5.39           $ 4.96
                                              =======     =======     =======     =======           ======
          Total return......................    14.83%       5.26%      12.65%      14.64%           (0.80)%(B)
                                              -------     -------     -------     -------           ------
Net assets, end of year (000)...............  $91,794     $78,148     $52,768     $18,598           $3,247
                                              -------     -------     -------     -------           ------
Ratio of net operating expenses to average
  net assets................................     1.22%       1.19%       1.38%       1.55%            1.55%(A)
                                              -------     -------     -------     -------           ------
Ratio of net operating expenses (excluding
  waivers) to average net assets............     1.22%       1.19%       1.38%       2.21%            8.85%(A)
                                              -------     -------     -------     -------           ------
Ratio of net investment income (loss) to
  average net assets........................     1.04%       1.34%       1.32%       1.17%            0.80%(A)
                                              -------     -------     -------     -------           ------
Ratio of net investment income (loss)
  (excluding waivers) to average net
  assets....................................     1.04%       1.34%       1.32%       0.51%           (6.34)%(A)
                                              -------     -------     -------     -------           ------
Portfolio turnover..........................       55%         28%         21%         27%               0%
                                              -------     -------     -------     -------           ------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(A) Annualized.
(B) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEARS ENDED DECEMBER 31,                 PERIOD OF
                                                 -----------------------------------------    NOVEMBER 18, 1994-
                                                   1998       1997       1996       1995      DECEMBER 31, 1994
                                                 --------    -------    -------    -------    ------------------
Net asset value, beginning of year.............  $   5.71    $  5.51    $  5.31    $  4.98          $ 5.00
                                                 --------    -------    -------    -------          ------
Income from investment operations:
     Net investment income (loss)..............      0.46       0.51       0.45       0.45            0.04
     Net realized and unrealized gain (loss) on
       investments.............................     (0.26)      0.20       0.21       0.35           (0.01)
                                                 --------    -------    -------    -------          ------
          Total from investment operations.....      0.20       0.71       0.66       0.80            0.03
                                                 --------    -------    -------    -------          ------
Less dividends and distributions:
     Dividends to shareholders from net
       investment income.......................     (0.46)     (0.51)     (0.45)     (0.45)          (0.05)
     Distribution to shareholders from net
       capital gains...........................     (0.08)        --      (0.01)     (0.02)             --
                                                 --------    -------    -------    -------          ------
          Total dividends and distributions....     (0.54)     (0.51)     (0.46)     (0.47)          (0.05)
                                                 --------    -------    -------    -------          ------
Net asset value, end of year...................  $   5.37    $  5.71    $  5.51    $  5.31          $ 4.98
                                                 ========    =======    =======    =======          ======
          Total return.........................      3.60%     13.38%     12.93%     16.59%           0.50%(B)
                                                 --------    -------    -------    -------          ------
Net assets, end of year (000)..................  $101,865    $68,364    $34,411    $15,223          $1,421
                                                 --------    -------    -------    -------          ------
Ratio of net operating expenses to average net
  assets.......................................      0.72%      0.77%      0.85%      0.85%           0.85%(A)
                                                 --------    -------    -------    -------          ------
Ratio of net operating expenses (excluding
  waivers) to average net assets...............      0.72%      0.77%      0.94%      1.59%           7.80%(A)
                                                 --------    -------    -------    -------          ------
Ratio of net investment income (loss) to
  average net assets...........................      8.19%      8.47%      8.57%      8.51%           7.84%(A)
                                                 --------    -------    -------    -------          ------
Ratio of net investment income (loss)
  (excluding waivers) to average net assets....      8.19%      8.47%      8.48%      7.77%           0.80%(A)
                                                 --------    -------    -------    -------          ------
Portfolio turnover.............................       109%       175%       175%       115%              0%
                                                 --------    -------    -------    -------          ------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(A) Annualized.
(B) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           YEARS ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                      1998            1997            1996            1995           1994
                                                   ----------      ----------      ----------      ----------      --------
Net asset value, beginning of year...............  $    40.78      $    34.31      $    28.06      $    20.82      $  21.35
                                                   ----------      ----------      ----------      ----------      --------
Income from investment operations:
  Net investment income (loss)...................        0.71            0.35            0.59            0.40          0.40
  Net realized and unrealized gain (loss) on
     investments.................................        2.53            8.06            5.99            8.97          0.15
                                                   ----------      ----------      ----------      ----------      --------
          Total from investment operations.......        3.24            8.41            6.58            9.37          0.55
                                                   ----------      ----------      ----------      ----------      --------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income......................................       (0.43)          (0.55)          (0.06)          (0.75)        (0.46)
  Distribution to shareholders from net capital
     gains.......................................       (3.03)          (1.39)          (0.27)          (1.38)        (0.62)
                                                   ----------      ----------      ----------      ----------      --------
          Total dividends and distributions......       (3.46)          (1.94)          (0.33)          (2.13)        (1.08)
                                                   ----------      ----------      ----------      ----------      --------
Net asset value, end of year.....................  $    40.56      $    40.78      $    34.31      $    28.06      $  20.82
                                                   ==========      ==========      ==========      ==========      ========
          Total return...........................        7.95%          24.50%          23.47%          46.89%         2.57%
                                                   ----------      ----------      ----------      ----------      --------
Net assets, end of year (000)....................  $2,739,305      $2,672,932      $1,935,343      $1,264,718      $689,252
                                                   ----------      ----------      ----------      ----------      --------
Ratio of net operating expenses to average net
  assets.........................................        0.76%           0.76%           0.74%           0.67%         0.64%
                                                   ----------      ----------      ----------      ----------      --------
Ratio of net operating expenses (excluding
  waivers) to average net assets.................        0.76%           0.76%           0.74%           0.67%         0.64%
                                                   ----------      ----------      ----------      ----------      --------
Ratio of net investment income (loss) to average
  net assets.....................................        1.66%           1.14%           2.16%           1.80%         2.23%
                                                   ----------      ----------      ----------      ----------      --------
Ratio of net investment income (loss) (excluding
  waivers) to average net assets.................        1.66%           1.14%           2.16%           1.80%         2.23%
                                                   ----------      ----------      ----------      ----------      --------
Portfolio turnover...............................          46%             32%             29%             31%           33%
                                                   ----------      ----------      ----------      ----------      --------

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

     Enterprise Accumulation Trust (the "Trust") was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value for the following portfolios: Growth Portfolio, Growth and Income Portfolio, Equity Portfolio, Equity Income Portfolio, Capital Appreciation Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, International Growth Portfolio, High-Yield Bond Portfolio and Managed Portfolio. Prior to May 1, 1998 the Small Company Value Portfolio was known as the Small Cap Portfolio.

     The Trust serves as an investment vehicle for MONYMaster and MONY Custom Master, flexible payment variable annuity policy, and MONY Equity Master and MONY Custom Equity Master, flexible premium variable universal life insurance policies, issued by MONY Life of America ("MLOA") and MONY Life Insurance Company, a wholly-owned subsidiary of MLOA. The Trust also serves as an investment vehicle for a corporate-sponsored variable universal life product issued by MONY America. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments -- Growth Portfolio, Growth and Income Portfolio, Equity Portfolio, Equity Income Portfolio, Capital Appreciation Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, International Growth Portfolio, High-Yield Bond Portfolio and Managed Portfolio: Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

     Special Valuation Risk -- The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

     Repurchase Agreements -- Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. Under each repurchase agreement, the Portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities.

     Futures Contracts -- Upon entering into such a contract, a Portfolio is required to deposit with the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as "variation margin," are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. There were no open futures contracts held in any of the Portfolios at December 31, 1998.

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1998

     Foreign Currency Translation -- Securities, other assets and liabilities of the International Growth Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank. Receivables and payables for dividend and interest income and certain expenses denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains and losses are realized upon ultimate receipt or disbursement. The International Growth Portfolio does not isolate that portion of its realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

     Security Transactions and Other Income -- Security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on the basis of identical cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

     Expenses -- Each portfolio bears expenses incurred specifically on its behalf as well as a portion of the common expenses of the Trust.

     Federal Income Taxes -- No provision for Federal income or excise taxes is required because the trust intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

     Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Dividends and Distributions -- Growth Portfolio, Growth and Income Portfolio, Equity Portfolio, Equity Income Portfolio, Capital Appreciation Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, International Growth Portfolio and Managed Portfolio: Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The High-Yield Bond Portfolio: Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

3. TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is payable monthly to Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of each Portfolio's net assets as of the close of business each day and is as follows: for each of the Equity, Small Company Value, and Managed Portfolios, .80% for the first $400 million, .75% for the next $400 million, and .70% for net assets over $800 million, 1.00% for the Small Company Growth Portfolio, 0.85% for the International Growth Portfolio, 0.75% for each of the Growth, Capital Appreciation, Growth and Income, and Equity Income Portfolios and 0.60% for the High-Yield Bond Portfolio.

     Enterprise Capital has agreed to reimburse the Portfolios for expenses incurred in excess of a percentage of average net assets. The percentages are as follows: Growth -- 1.15%, Growth and Income -- 1.05%, Equity -- 1.15%, Equity Income -- 1.05%, Capital Appreciation -- 1.30%, Small Company Growth -- 1.40%, Small Company Value -- 1.30%, International Growth -- 1.55%, High-Yield
Bond -- .85% and Managed -- 1.30%.

     Enterprise Capital is a wholly-owned subsidiary of MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. The MONY Group Inc. and its subsidiaries and affiliates had the following investments in the Trust as of December 31, 1998: Growth -- $263,500, Growth and Income -- $255,500, Capital Appreciation -- $278,500, Small Company Growth -- $273,000, and Equity
Income -- $254,500.

     Enterprise Capital has entered into sub-advisory agreements with various investment advisers as Portfolio Managers for the Trust. A portion of the management fee received by Enterprise Capital is paid to the respective Portfolio Manager. 1740 Advisers, Inc., a wholly-owned subsidiary of MONY Life Insurance Company, is the Fund Manager for the Equity Income Fund. For the year ended December 31, 1998, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Fund of $70, with a related payable balance of $70 as of December 31, 1998.

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1998

4. FINANCIAL INSTRUMENTS

     As part of its investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The Portfolio enters into forward contracts only for hedging purposes. At December 31, 1998, the International Growth Portfolio had entered into various forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Outstanding contracts at December 31, 1998 are as follows:

                             PURCHASES                 NET UNREALIZED
  SETTLEMENT    -----------------------------------    APPRECIATION/
     DATE           RECEIVE             DELIVER        (DEPRECIATION)
  ----------    ----------------    ---------------    --------------
  6/18/99        AUD   5,100,000     USD  3,170,925       $(40,979)
  6/18/99        CAD   2,300,000     USD  1,497,396          8,463
  6/18/99        CHF     700,000     USD    525,131         (7,322)
  6/18/99       ESP  165,000,000     USD  1,184,600        (13,462)
  6/18/99       ITL  880,000,000     USD    537,766           (991)
  6/18/99       PTE  102,000,000     USD    607,577         (4,639)
  6/18/99        SEK  23,900,000     USD  2,995,400        (31,937)
                                                          --------
                                                          $(90,867)

                               SALES
                -----------------------------------
                    RECEIVE             DELIVER
                ----------------    ---------------
  6/18/99        USD   1,007,557     BEL 34,000,000         15,989
  6/18/99        USD   1,361,254    FIM   6,800,000         16,055
  6/18/99        USD     575,571    FRF   3,200,000         (1,684)
  6/18/99        USD   4,705,120     GBP  2,800,000         68,729
  6/18/99        USD   1,680,035     NLG  3,100,000         15,791
                                                          --------
                                                           114,880
                                                          --------
                                                          $ 24,013
                                                          ========

     As part of its investment program, the High-Yield Bond Portfolio enters into futures contracts to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Portfolio attempts to enter into a closing position; (3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices and interest rates. There were no open futures contracts at December 31, 1998 in the High-Yield Bond Portfolio.

5. PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1998, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

                                                   U.S. GOVERNMENT OBLIGATIONS            STOCKS AND BONDS
                                                   ----------------------------   --------------------------------
                    PORTFOLIO                        PURCHASES        SALES          PURCHASES          SALES
                    ---------                      -------------   ------------   ---------------   --------------
Growth...........................................            --             --    $     1,385,809   $        5,177
Growth and Income................................            --             --            366,310           27,474
Equity...........................................            --             --        216,213,803      144,861,199
Equity Income....................................            --             --            363,884               --
Capital Appreciation.............................            --             --            273,937            2,399
Small Company Growth.............................            --             --            352,518           13,733
Small Company Value..............................            --             --        170,146,494      141,300,517
International Growth.............................            --             --         50,955,176       45,957,009
High-Yield Bond..................................  $ 10,300,938    $11,741,875        117,449,514       79,211,214
Managed..........................................   106,871,094      8,370,000      1,015,037,967    1,194,590,442

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1998

6. UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND DISTRIBUTIONS

     At December 31, 1998, the composition of unrealized appreciation (depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:

                                                                     UNREALIZED         UNREALIZED       NET UNREALIZED
                   PORTFOLIO                        TAX COST            GAIN               LOSS           GAIN (LOSS)
                   ---------                     --------------    ---------------    ---------------    --------------
Growth.........................................  $    1,380,632     $     57,094       $     (9,018)      $     48,076
Growth and Income..............................         339,217           15,218             (3,892)            11,326
Equity.........................................     488,061,496      154,440,993        (21,066,540)       133,374,453
Equity Income..................................         363,884           10,853             (4,481)             6,372
Capital Appreciation...........................         271,310           39,347             (1,179)            38,168
Small Company Growth...........................         337,932           40,435             (7,184)            33,251
Small Company Value............................     341,793,410       94,492,733        (28,957,684)        65,535,049
International Growth...........................      81,091,924       15,162,855         (5,442,971)         9,719,884
High-Yield Bond................................     103,639,411        1,854,711         (5,475,002)        (3,620,291)
Managed........................................   2,185,269,489      643,688,121        (90,270,304)       553,417,817


Federal Tax Information (Unaudited):

     The capital gains dividend distribution paid to shareholders, taken in additional shares, is as follows:

                                                              CAPITAL GAINS
                                                              -------------
Growth......................................................            --
Growth and Income...........................................            --
Equity......................................................  $ 19,683,565
Equity Income...............................................            --
Capital Appreciation........................................            --
Small Company Growth........................................            --
Small Company Value.........................................    11,175,584
International Growth........................................     1,253,093
High-Yield Bond.............................................       441,141
Managed.....................................................   159,036,909

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions, losses deferred due to wash sales, foreign currency transactions, investments in passive foreign investment companies, and excise tax regulations.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Enterprise Accumulation Trust:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets, and the financial highlights, present fairly, in all material respects, the financial position of the Growth, Growth and Income, Equity, Equity Income, Capital Appreciation, Small Company Growth, Small Company Value, International Growth, High-Yield Bond and Managed Portfolios of Enterprise Accumulation Trust (collectively the "Trust") at December 31, 1998, the results of their operations for the year (or period) then ended, the changes in their net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Atlanta, Georgia
February 17, 1999

TRUSTEES AND PRINCIPAL OFFICERS

Victor Ugolyn                                            Trustee, Chairman, President and
                                                         Chief Executive Officer
Arthur T. Dietz                                          Trustee
Samuel J. Foti                                           Trustee
Arthur Howell                                            Trustee
William A. Mitchell, Jr.                                 Trustee
Lonnie H. Pope                                           Trustee
Michael I. Roth                                          Trustee
Phillip G. Goff                                          Vice President
Catherine R. McClellan                                   Secretary
Herbert M. Williamson                                    Treasurer

INVESTMENT ADVISER

Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, Suite 450
Atlanta, Georgia 30326

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1100 Campanile Building
1155 Peachtree Street
Atlanta, Georgia 30309

     This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.

                     (This page intentionally left blank.)

ISSUED BY:

     MONY LIFE INSURANCE COMPANY OF AMERICA
     (An Arizona Stock Corporation)
     (not licensed to solicit or transact
     business in New York)
     1740 Broadway, New York, NY 10019

     or in New York,

     MONY LIFE INSURANCE COMPANY
     1740 Broadway, New York, NY 10019

DISTRIBUTOR OF MONY CUSTOM MASTER, MONYMASTER, MONY CUSTOM EQUITY MASTER AND MONYEQUITY MASTER:

     MONY SECURITIES CORPORATION
     1740 Broadway, New York, NY 10019
     (Member NASD, SIPC)                                             #0061-new99

[MONY LOGO]
MONY Life Insurance Company
Administrative Offices
1740 Broadway, New York, NY 10019
                                                          ----------------------
                                                                 BULK RATE
                                                               U.S. POSTAGE
                                                                   PAID
                                                              PERMIT NO. 8048
                                                            NEW YORK, NEW YORK
                                                          ----------------------

Form No. 13634SL (2/99)